                                  SCHEDULE 14A

                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

      Proxy Statement Pursuant to Section 14(a) of the Securities Exchange
                                  Act of 1934

Filed by the Registrant    |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            CTI Group (Holdings) Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|_|   No fee required
|X|   Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

 (1) Title and number of each class of securities to which this transaction applies:

================================================================================================================
          Issuer and                Number of           Price            Proposed Maximum          Filing Fee
        Title of Class              Securities        Per Share          Aggregate Value            Payable
================================================================================================================
Class A common stock,               15,180,005        $1.4375(a)           $21,821,257             $4,364.26
par value $0.01 per
share, of CTI Group
(Holdings), Inc.
----------------------------------------------------------------------------------------------------------------
TOTAL                               15,180,005        $1.4375              $21,821,257             $4,364.26
================================================================================================================

(a) The price per share of CTI Group (Holdings) Inc.'s common stock, which is listed on the OTC Bulletin Board, is based on the last sale reported on April 28, 2000.

2.  Aggregate number of securities to which transaction applies: 15,180,005.

3. Calculation of the underlying value of the transaction: The total underlying transaction value: $21,821,257.

4.  Proposed maximum aggregate value of transaction: $21,821,257.

5.  Total fee paid: $4,364.26.

|_| Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                            CTI GROUP (HOLDINGS) INC.

--------------------------------------------------------------------------------

Anthony P. Johns                                          2550 Eisenhower Avenue
Chairman of the Board                                     Norristown, PA 19403

                 MERGERS PROPOSED -- YOUR VOTE IS VERY IMPORTANT

         The Boards of Directors of CTI Group (Holdings) Inc. ("CTIG") and Centillion Data Systems, Inc. ("Centillion") have agreed on a Merger (the "Centillion Merger") designed to create a premier worldwide provider of software and services for managing billing and billing analysis for telecommunications systems. In addition, the Board of Directors of CTIG, contingent upon the approval of the Centillion Merger, has approved a merger with Celltech Information Systems, Inc. ("Celltech"), which would have the effect of merging Celltech with and into a subsidiary of CTIG (the "Celltech Merger" and together with the Centillion Merger, collectively referred to as the "Mergers"). The resulting company, which will continue under the name of CTIG Group (Holdings) Inc., is referred to throughout this document as CTIG. The following document serves as a proxy statement for holders of CTIG stock, a proxy statement and prospectus for holders of Centillion stock, and a prospectus for holders of Celltech stock.

         If the Centillion Merger is completed, Centillion's stockholders will receive 9,747,404 shares of CTIG Class A Common Stock in exchange for all of the issued and outstanding capital stock of Centillion. In addition, Centillion's stockholders will receive 2,833,334 shares of newly created Class B Common Stock. Centillion stockholders will also be entitled to acquire additional shares of CTIG stock after closing, details of which are described more fully below.

          If the Celltech Merger is completed, Celltech stockholders will receive $262,599 in cash and between 1,330,501 and 2,217,501 shares of CTIG Class A Common Stock.

         Neither the Centillion Merger nor the Celltech Merger may be completed unless they each separately are approved by a majority of the holders of CTIG stock, and the Celltech Merger is contingent upon the consummation of the Centillion Merger.

         We have scheduled a special meeting for CTIG stockholders to vote on each of the Centillion Merger and the Celltech Merger (the "CTIG Special Meeting"). YOUR VOTES ARE VERY IMPORTANT. At the CTIG Special Meeting, you also will vote on (1) amendments to CTIG's Certificate of Incorporation, which will be contingent upon the consummation of the Centillion Merger, to redesignate its current common stock as Class A Common Stock, create a new Class B Common Stock and restructure and designate CTIG's post-Merger Board of Directors all for purposes of the Centillion Merger, and (2) an amendment to CTIG's Stock Option and Restricted Stock Plan to enable CTIG to issue additional options. CTIG stockholders should note that adoption of the amendment of CTIG's Certificate of Incorporation will have the effect of electing a new Board of Directors, the members of which have already been determined in accordance with the Centillion Merger Agreement.

         Whether or not you plan to attend the meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. If you sign, date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote in favor of the Mergers, the amendments to the CTIG Certificate of Incorporation, and the authorization to increase the number of options available under the CTIG Stock Option and Restricted Stock Plan. If you fail to return your card, the effect will be a vote against the Mergers, the amendments to the Certificate of Incorporation and the increase in CTIG options. This solicitation is being made by CTIG. The costs of the solicitation are being borne by CTIG.

         The date, time and place of the meeting is as follows:__________, 2000

10:00 a.m. local time

         This Joint Proxy Statement/Prospectus provides you with detailed information about the proposed Mergers and related transactions. In addition, you may obtain information about the business of CTIG from its latest Form 10-KSB and Form 10-QSB, which accompany this Joint Proxy Statement/Prospectus, as well as other documents that it has filed with the Securities and Exchange Commission. We encourage you to read this entire document carefully.

         We are mailing this Joint Proxy Statement/Prospectus and accompanying form of proxy to the stockholders of CTIG on or about [____________], 2000.

Anthony P. Johns
Chairman of the Board
CTI Group (Holdings) Inc.


Neither the Securities and Exchange Commission nor any state securities regulators have approved the CTIG Stock to be issued under this Joint Proxy Statement/Prospectus or determined if this Joint Proxy Statement/Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

            Joint Proxy Statement/Prospectus dated __________, 2000.

                          CENTILLION DATA SYSTEMS, INC.
                       333 North Alabama Street, Suite 240
                           Indianapolis, Indiana 46204

                              _______________, 2000


Dear Stockholder:

         You are cordially invited to attend the special meeting for stockholders (the "Centillion Special Meeting") of Centillion Data Systems, Inc., an Indiana corporation ("Centillion") to be held on _______________ 2000, at ________ .m. (eastern standard saving time) at _________________________.

         At the Centillion Special Meeting you will be asked to consider and vote upon a proposal (the "Centillion Merger Proposal") to approve and adopt a Merger Agreement (the "Centillion Merger Agreement") dated as of February 3, 2000, by and between CTI Group Holdings, Inc. ("CTIG") and Centillion Data Systems, Inc. ("Centillion"), pursuant to which, among other things, (i) Centillion will be merged with and into CTIG, with CTIG being the surviving entity, and (ii) holders of Centillion Common Stock will receive 9,747,404 shares of CTIG Class A Common Stock and 2,833,334 shares of CTIG Class B Common Stock, with the right to acquire an additional 3,215,100 shares of CTIG Class A Stock after the Centillion Merger ("the Centillion Merger").

         The Board of Directors of Centillion has carefully reviewed and considered the terms and conditions of the proposed Centillion Merger and has determined that the Centillion Merger is in the best interests of Centillion and its stockholders. Accordingly, the Centillion Board of Directors has approved the Centillion Merger Agreement and the Centillion Merger and recommends that you vote for the approval of the Centillion Merger Proposal.

         I urge you to carefully review and consider the accompanying Notice of Special Meeting of Stockholders, Joint Proxy Statement/Prospectus, including the Annexes thereto, and Proxy, which contain information about Centillion and CTIG and describe the proposed Centillion Merger and certain related matters. Please give this material your careful attention.

         All stockholders are invited to attend the Centillion Special Meeting in person. Under Indiana law, the affirmative vote of a majority of the issued and outstanding shares of Centillion Common Stock will be necessary for the approval and adoption of the Centillion Merger Proposal. Holders of shares of Centillion Common Stock will be entitled to one vote for each share of Centillion Common Stock they hold.

         Whether or not you plan to attend the Centillion Meeting, holders of Centillion Common Stock are asked to please complete, date and sign the enclosed proxy which is solicited by the Board of Directors of Centillion and return it promptly in the accompanying envelope. If you later find that you may be present at the Centillion Special Meeting or for any reason desire to revoke your proxy, you may do so at any time prior to its exercise in the manner provided in the accompanying Joint Proxy Statement/Prospectus.

                                    Sincerely,


                                    JOHN M. CAUFFMAN
                                    President

                           CTI GROUP (HOLDINGS) INC.
                             2550 Eisenhower Avenue
                         Norristown, Pennsylvania 19403

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        To Be Held on ____________, 2000


To the Stockholders of CTI Group (Holdings) Inc. ("CTIG"):

         A special meeting of stockholders of CTIG will be held on __________________, at 10:00 a.m.,________, for the following purposes:


         o to approve and adopt a Merger Agreement (the "Centillion Merger Agreement") dated as of February 3, 2000, by and between CTIG and Centillion, pursuant to which, among other things, (i) Centillion will be merged with and into CTIG, with CTIG being the surviving entity (the "Centillion Merger"), and (ii) holders of Centillion Common Stock will receive 9,747,404 shares of CTIG Class A Common Stock and 2,833,334 shares of CTIG Class B Common Stock, with the right to acquire up to an additional 3,215,100 shares of CTIG Class A Common Stock after closing;

         o to approve and adopt a Merger Agreement (the "Celltech Merger Agreement") dated as of April 5, 2000, by and among CTIG, CTI Billing Solutions Inc., a wholly-owned subsidiary of CTIG ("CTIB"), Celltech Information Systems, Inc. ("Celltech") and all of Celltech's stockholders, pursuant to which Celltech will be merged with, and into CTIB, with CTIB remaining as the surviving entity (the "Celltech Merger"). Celltech stockholders, who collectively own 100% of the outstanding stock of Celltech, have committed in writing to voting all of their shares in favor of the Celltech Merger. They will receive $262,599 in cash to be distributed pro rata on a per share equivalent basis and between 1,330,501 and 2,217,501 shares of CTIG Class A Common Stock, par value .01 per share, based upon the average price of CTIG Class A Common Stock over the 20 trading days preceding the closing date of the Celltech Merger. Approximately 47% of the shares of this stock will be placed in escrow and may be released to the Celltech stockholders over the course of three years upon certain conditions described more fully in this Joint Proxy Statement/Prospectus. The Celltech Merger will occur only if the Centillion Merger is approved by CTIG and Centillion stockholders, and is ultimately consummated;

         o to approve and adopt amendments to CTIG's Certificate of Incorporation to redesignate its current common stock as Class A Common Stock, create a new Class B Common Stock and restructure and designate CTIG's post-merger Board of Directors all for purposes of the Centillion Merger;

         o to approve and adopt an amendment to the CTIG Stock Option and Restricted Stock Plan to enable CTIG to authorize additional options; and

         o to act upon such other matters as may properly come before the CTIG Special Meeting or any adjournment or postponement.


The CTIG Board of Directors has unanimously approved the Merger Agreements, the amendments to the CTIG Certificate of Incorporation, the amendment to the Stock Option and Restricted Stock Plan, and the transactions that these actions concern and recommends that stockholders vote FOR approval and adoption of the above proposals.

         Under Delaware law, appraisal rights will be available to holders of CTIG Common Stock in connection with the Centillion and Celltech Mergers. For CTIG stockholders to exercise their appraisal rights, they must follow the procedures prescribed by Delaware law. These procedures are summarized under "The Mergers--Appraisal Rights" beginning on page ___ of this Joint Proxy Statement/Prospectus.

         The Merger Agreements, the amendments to CTIG's Certificate of Incorporation, and the authorization of additional options, and other important matters are explained in the accompanying Joint Proxy Statement/Prospectus, which you are urged to read carefully. A copy of the Centillion Merger Agreement is attached as Annex A to the Proxy Statement/Prospectus, and a copy of the Celltech Merger Agreement is attached as Annex I.

         The CTIG Board of Directors has fixed the close of business on _____________, 2000 as the record date for determining the stockholders entitled to receive notice of and to vote at the CTIG Special Meeting and at any and all adjournments or postponements thereof.

         Management welcomes your attendance at the CTIG Special Meeting. Whether or not you expect to attend the CTIG Special Meeting in person, however, you are requested to complete, sign, date and promptly return the enclosed proxy in the accompanying postage-paid envelope. The prompt return of your proxy will save expenses involved in further communication. Your proxy will not affect your right to vote in person if you attend the CTIG Special Meeting.

                         By:___________________________
                                 Mary Ann Davis
                               Corporate Secretary
Norristown, Pennsylvania
____________, 2000


                             YOUR VOTE IS IMPORTANT.
   TO VOTE YOUR SHARES, PLEASE SIGN, DATE AND COMPLETE THE ENCLOSED PROXY AND
               MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

                          CENTILLION DATA SYSTEMS, INC.
                       333 North Alabama Street, Suite 240
                           Indianapolis, Indiana 46204


                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                        To Be Held on ____________, 2000


         NOTICE IS HEREBY GIVEN that a special meeting of stockholders (the "Centillion Special Meeting") of Centillion Data Systems, Inc., an Indiana corporation ("Centillion"), will be held on _______________, 2000, at _____ .m. (eastern standard time), at ____________________________________, for the following purpose:

                  To approve and adopt a Merger Agreement (the "Centillion Merger Agreement") dated as of February 3, 2000, by and between CTIG Group Holdings, Inc. ("CTIG") and Centillion Data Systems, Inc. ("Centillion"), pursuant to which, among other things, (i) Centillion will be merged with and into CTIG, with CTIG being the surviving entity (the "Centillion Merger"), and
                  (ii) holders of Centillion Common Stock will receive 9,747,404 shares of CTIG Class A Common Stock and 2,833,334 shares of CTIG Class B Common Stock, with the right to acquire an additional 3,215,100 shares of CTIG Class A Common Stock after closing.

         A copy of the Centillion Merger Agreement is set forth as Annex A to the accompanying Joint Proxy Statement/Prospectus.

         Only holders of record of Centillion Common Stock as of the close of business on _______________, 2000, are entitled to notice of, and to vote at, the Centillion Special Meeting and any adjournments or postponements thereof.

         If you object to the Centillion Merger, you can demand to be paid the fair value for your Centillion shares if you file a written objection with Centillion before the Centillion Special Meeting and comply with other applicable provisions of Indiana law. Those provisions are set forth in Annex H.

         The Board of Directors of Centillion has unanimously approved the Centillion Merger Agreement and the Centillion Merger and recommends that you vote "FOR" approval of the Centillion Merger Proposal.

                                    By order of the Board of
                                    Director of Centillion Data Systems, Inc.


                                    John M. Cauffman
                                    President

_________________, 2000

         Whether or not you plan to attend the Centillion Special Meeting in person, please complete, date, sign and return promptly the enclosed proxy in the accompanying envelope. You may revoke your proxy at any time prior to its exercise in the manner provided in the accompanying Joint Proxy
Statement/Prospectus.

                                TABLE OF CONTENTS

                                                                                                               Page
QUESTIONS AND ANSWERS
ABOUT THE PROPOSED MERGERS.......................................................................................12

SUMMARY..........................................................................................................17

SELECTED HISTORICAL FINANCIAL DATA OF CTIG.......................................................................30

SELECTED HISTORICAL FINANCIAL DATA OF CENTILLION.................................................................32

SELECTED HISTORICAL FINANCIAL DATA OF CELLTECH...................................................................34

SELECTED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA ........................................................36

RISK FACTORS.....................................................................................................38
         Risks Relating to the Mergers...........................................................................38
         Risks Relating to the Business of the Resulting Company.................................................39
         Risks Associated with Settlement of Patent Litigation...................................................40

SPECIAL MEETINGS OF STOCKHOLDERS.................................................................................41

PROPOSAL I
THE CENTILLION MERGER PROPOSAL...................................................................................45
         Background of the Centillion Merger.....................................................................45
         Recommendation of the Board of Directors of CTIG; Reasons for the Centillion Merger.....................46
         Recommendation of the Board of Directors of Centillion..................................................48
         Opinion of Financial Advisor to CTIG....................................................................50
         Pro Forma Ownership.....................................................................................51
         Analysis of Publicly Traded Companies Comparable to Centillion..........................................51
         Analysis of Selected Mergers and Acquisitions Transactions..............................................52
         Other Analyses..........................................................................................52
         Interests of First Colonial in the Centillion Merger....................................................53
         Interests of Certain Persons in The Centillion Merger...................................................53
         Accounting Treatment of the Centillion Merger...........................................................54
         Certain Federal Income Tax Consequences.................................................................54
         Listing of CTIG Class A Common Stock....................................................................56
         Resales of CTIG Common Stock Issued in Connection with the Merger; Affiliate Agreements.................56
         Appraisal Rights........................................................................................57

THE CENTILLION MERGER AGREEMENT..................................................................................62
         The Centillion Merger...................................................................................62
         Conversion and Issuance of Shares.......................................................................62
         Exchange Of Stock Certificate...........................................................................64
         Representations and Warranties..........................................................................65
         Certain Covenants.......................................................................................65
         Conditions to Obligations to Effect the Centillion Merger...............................................67
         Termination; Termination Fees and Expenses..............................................................68
         Amendment and Waiver....................................................................................69

THE BUSINESS OF CENTILLION.......................................................................................70
         Overview ...............................................................................................70
         Smart Bill(R)...........................................................................................70
         Traditional Billing.....................................................................................70
         Customers...............................................................................................70
         Patent and Patent Litigation............................................................................70
         Employees...............................................................................................71
         Competitors.............................................................................................71
         Properties..............................................................................................71
         Contracts with Related Entities.........................................................................71

CENTILLION MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF CENTILLION................................................................72
         Background..............................................................................................72
         Results of Operations - 1999 Compared to 1998...........................................................72
         Liquidity and Capital Resources.........................................................................73
         Year 2000 Compliance....................................................................................73

COMPARISON OF RIGHTS OF HOLDERS OF CENTILLION COMMON STOCK PRIOR TO THE
CENTILLION MERGER AND COMMON STOCK OF CTIG AFTER THE CENTILLION MERGER...........................................74
         Authorized Capital......................................................................................74
         Number of Directors.....................................................................................74
         Committees of the Board.................................................................................74
         Removal of Directors....................................................................................75
         Amendment to Bylaws.....................................................................................75
         Amendments to Certificate or Articles...................................................................75
         Action by Written Consent of Holders of Common Stock....................................................76
         Indemnification.........................................................................................76
         Liability of Directors..................................................................................76
         Stockholder Meetings....................................................................................77
         Mergers and Consolidations..............................................................................77
         Business Combinations and Anti-Takeover Provisions......................................................77
         Dissenters' Rights......................................................................................78

PROPOSAL II
THE CELLTECH MERGER PROPOSAL.....................................................................................79
         Background of the Celltech Merger.......................................................................79
         Recommendation of the Board; Reasons for the Merger.....................................................79
         Accounting Treatment of the Celltech Merger.............................................................81
         Certain Federal Income Tax Consequences.................................................................81
         Appraisal Rights........................................................................................83

THE CELLTECH MERGER AGREEMENT....................................................................................84
         The Merger..............................................................................................84
         Conversion and Issuance of Shares.......................................................................84
         Exchange Of Stock Certificates..........................................................................85
         Representations and Warranties..........................................................................86
         Certain Covenants.......................................................................................87
         Conditions to Obligations to Effect the Celltech Merger.................................................89
         Termination; Termination Fees and Expenses..............................................................90
         Amendment and Waiver....................................................................................90
         Comparison of Shareholder Rights........................................................................91

COMPARISON OF RIGHTS OF HOLDERS OF CELLTECH STOCK PRIOR TO THE MERGER
AND CTIG CLASS A COMMON STOCK AFTER THE MERGER...................................................................92
         Authorized Capital......................................................................................92
         Number of Directors.....................................................................................92
         Committees of the Board.................................................................................92
         Removal of Directors....................................................................................93
         Amendment to Bylaws.....................................................................................93
         Amendments to Certificates of Incorporation.............................................................93
         Action by Written Consent of Holders of Common Stock....................................................94
         Indemnification.........................................................................................94
         Liability of Directors..................................................................................94
         Stockholder Meetings....................................................................................94
         Mergers and Consolidations..............................................................................95
         Business Combinations...................................................................................95
         Dissenters' Rights......................................................................................95

THE BUSINESS OF CELLTECH.........................................................................................96
         Overview................................................................................................96
         Competition.............................................................................................96
         Celltech Service Capabilities and Product Offerings.....................................................96
         Customers...............................................................................................97
         Employees...............................................................................................98
         Properties..............................................................................................98

CELLTECH MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS OF CELLTECH..................................................................99
         Overview ...............................................................................................99
         Results From Operations.................................................................................99
         Liquidity and Capital Resources........................................................................100
         Significant and Recent Events..........................................................................101
         Year 2000..............................................................................................101
         New Accounting Pronouncements..........................................................................102

THE RESULTING COMPANY...........................................................................................103
         Business and Strategy..................................................................................103
         Directors and Executive Officers.......................................................................103
         Executive Compensation.................................................................................105
         Aggregated  Options/SAR Exercises In Last Fiscal Year
                  And Fiscal Year-End Option/SAR Values.........................................................106


SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT OF CTIG........................................................................108

DESCRIPTION OF CTIG COMMON STOCK................................................................................110
         CTIG Common Stock......................................................................................110
         Voting   ..............................................................................................110
         Conversion of Class B Common Stock.....................................................................111
         Dividends..............................................................................................111
         Prohibited Business Transactions.......................................................................111
         Registrar and Transfer Agent...........................................................................111

CTIG MARKET PRICES AND DIVIDENDS................................................................................112

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS......................................................113

PROPOSAL III
APPROVAL OF AMENDMENTS TO CTIG's
CERTIFICATE OF INCORPORATION....................................................................................114
         Purposes and Effects of the Amendment..................................................................114
         Restructure of Board of Directors......................................................................114
         Redesignation of Existing Common Stock as Class A Common Stock and Authorization of Class B Common
                  Stock.........................................................................................115
         Effective Date of Proposed Amendment...................................................................116
         Vote Required for Approval.............................................................................116

PROPOSAL IV
PROPOSAL TO AMEND STOCK OPTION AND RESTRICTED STOCK PLAN........................................................117
         Purposes and Effects of the Amendment..................................................................117
         Summary of Stock Option and Restricted Stock Plan......................................................117
         General  ..............................................................................................117
         Administration of the Plan.............................................................................117
         Stock Option Grants....................................................................................118
         Restricted Stock.......................................................................................119
         Effective Date of Proposed Amendment...................................................................119
         Vote Required for Approval.............................................................................119

STOCKHOLDER PROPOSALS...........................................................................................120

LEGAL MATTERS...................................................................................................120

EXPERTS.........................................................................................................120

OTHER MATTERS...................................................................................................120

WHERE YOU CAN FIND MORE INFORMATION.............................................................................120

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE.................................................................121

ANNEX A -         AGREEMENT AND PLAN OF MERGER BY AND BETWEEN CTI
                  GROUP (HOLDINGS) INC. AND CENTILLION DATA SYSTEMS, INC.,
                  DATED AS OF FEBRUARY 3, 2000..................................................................A-1

ANNEX B -         SURVIVING CORPORATION ARTICLES OF INCORPORATION...............................................B-1

ANNEX C -         SURVIVING CORPORATION BYLAWS..................................................................C-1

ANNEX D -         SHAREHOLDER LLC PROMISSORY NOTE...............................................................D-1

ANNEX E -         FORM OF PROMISSORY NOTE.......................................................................E-1

ANNEX F -         OPINION OF FIRST COLONIAL SECURITIES GROUP, INC...............................................F-1

ANNEX G -         SECTION 262 OF THE DELAWARE GENERAL CORPORATION LAW...........................................G-1

ANNEX H -         SECTION 23-1-44 OF THE INDIANA BUSINESS CORPORATION LAW.......................................H-1

ANNEX I -         AGREEMENT AND PLAN OF MERGER BY AND AMONG CTI GROUP
                  (HOLDINGS) INC., CTI BILLING SOLUTIONS, INC., DAVID A. WARREN,
                  FRANK S. SCARPA, VALERIE S. HART AND RICHARD J. DONNELLY,
                  DATED AS OF APRIL 5, 2000.....................................................................I-1

ANNEX J -         COMMUNICATIONS GROUP INC. STOCK OPTION AND
                  RESTRICTED STOCK PLAN.........................................................................J-1


                              QUESTIONS AND ANSWERS
                           ABOUT THE PROPOSED MERGERS

Q:  Who are CTIG, Centillion and Celltech?

A: CTIG is a publicly-held company which designs, develops, markets and supports data processing software and services for managing telecommunications systems. Its telemanagement products and services are used by organizations to optimize the usage of their telecommunication services and equipment and to control telephone expenses and uses. Its Billing and Customer Care (BACC) software products are used by small to mid-range telephone and wireless network operators to manage customer accounts, generate bills, track payments and customer service operations.

Centillion is a privately-held company which also designs, develops, markets and supports data processing software and services for managing telecommunications services. It has under development a fully convergent BACC product that will support convergent multi-service operations, including voice and IP services in wireline and wireless environments. Centillion also markets its patented Smart Bill(R), Electronic Bill Presentation and Analysis Product (EBPP) that complements BACC products in supporting customer acquisition and retention endeavours.

Celltech is a privately-held company which provides custom software development, customer management systems, billing, rating, printing and mailing services for the telecommunications industry. Celltech focuses on the wireless markeplace including cellular, personal communications services (PCS) and enhanced specialized mobile radio (ESMR).

Q:  Why is CTIG proposing to merge with Centillion?

A: Because we believe the Centillion Merger will provide the CTIG stockholders with substantial benefits and enable us to better serve our customers. The Centillion Merger will allow CTIG to improve its capital position, increase liquidity and expand the functionality of its products. CTIG and Centillion are two very complementary business entities. CTIG has a history in front end call tracking and accounting as well as general billing. Centillion has a 10-year history in billing analysis. The combination of these product offerings will present a more complete billing solution to the customer base, and lay the foundation for CTIG's convergent billing strategy which would allow its customers to receive a single bill for their usage of local and long distance telephone service, cable television, internet content, wireless service, and other media, to track and analyze these various forms of communications media in conjunction with one another, and to view this bill in near-real time via the Internet

Q: What will the stockholders of CTIG and Centillion receive from the Centillion
   Merger?

A: Prior to the Centillion Merger, Centillion will divest itself of all businesses other than its telecommunications industry billing business, and under the Centillion Merger Agreement, this will occur prior to the closing of the Centillion Merger. Centillion's stockholders will receive 9,747,404 shares of newly-authorized CTIG Class A Common Stock and 2,833,334 shares of newly-authorized CTIG Class B Common Stock. Centillion will be required to have cash reflected on its balance sheet at the closing of the Merger of $8,000,000. Centillion stockholders will also be able to receive up to an additional 3,215,100 shares of CTIG Class A Common Stock over a three-year period based upon revenues received by CTIG from Centillion's current largest customer and from any business that CTIG may derive from defendants in certain patent infringement actions brought by Centillion. If these revenue targets are not met, Centillion's stockholders will be entitled to purchase any shares not issued, at $1.50 per share, at the end of the three year period.

Q: What will happen to the non-billing businesses of Centillion?

A: The Centillion businesses that are not related to the billing business will be transferred to a limited liability company that will be owned by current Centillion stockholders (the "Holding LLC") in exchange for a promissory note that will be approximately $10 million, which CTIG will acquire in the Centillion Merger (the "Shareholder LLC Promissory Note"). Principal and interest will be paid as those businesses are sold. CTIG will issue additional shares of Class A Common Stock to the Centillion stockholders for the amount of principal payments received, at a per share value of 88% of the average market value of the Class A Common Stock at the time. If the Stockholder LLC Promissory
Note is not fully paid in five years, it is to be appraised, and shares of CTIG Class A Common Stock are to be issued for the appraised value at 88% of the average market price at the time. In effect, this will permit CTIG over time to raise additional capital by selling its shares of Class A Common Stock at a 12% discount from the then average market value of such stock.

Q: What will happen to the current patent claims being pursued by Centillion?

A: Centillion's right to enforce its patents, and its current and future patent infringement litigation, are being transferred to a limited liability company that will be wholly-owned by CTIG (the "Tracking LLC"). As noted above, in connection with the transfer, 2,833,334 newly-authorized shares of CTIG Class B Common Stock will be issued to the Centillion stockholders (the current CTIG Common Stock will be re-designated as Class A). CTIG and the holders of Class B Common Stock have certain rights to convert the Class B Common Stock into Class A Common Stock at various times after the Merger based on the value of the Tracking LLC at a Class A Common Stock value of $2.25 per share, for a maximum of 333,334 additional shares if issued within one year of closing, and thereafter at either 88% of the average market value at the time or 100% of the average market value at the time, depending upon the type and amount of the conversion. Affiliates of Centillion's current stockholders have committed to loan, on a non-recourse basis, up to $2,000,000 to the Tracking LLC to pursue its patent infringement litigation.

Q: Why does CTIG need to create the Class B Common Stock and pursue the patent litigation through a separately owned company?

A: This is being done so that the value of the Centillion patent claims can be easily tracked and valued, and so that under certain circumstances these shares may be converted into shares of Class A Common Stock of CTIG based upon the value to CTIG as those claims are resolved.

Q: Why is CTI proposing to merge with Celltech?

A: Celltech focuses on the wireless marketplace including cellular, personal communication services (PCS) and enhanced specialized mobile radio (ESMR). Its domain knowledge skill, source code and industry expertise are considered complementary to both CTIG and Centillion and should enhance CTIG's deployment of its convergent billing strategy. Furthermore, the combination should assist each company in attracting new and retaining existing clients by being able to offer immediate "cross market" complementary billing solutions and a clearly defined product road map to true convergent billing solutions.

Q: What will Celltech stockholders receive from the Celltech Merger?

A: Under the Celltech Merger Agreement, Celltech stockholders will receive $262,599 to be distributed pro rata on a per share equivalent basis and between 1,330,501 and 2,217,501 shares of CTIG Class A Common Stock based upon the closing price of the CTIG Class A Common Stock over the 20 trading days preceding the Celltech Merger. Approximately 47% of the shares of stock will be placed in escrow and may be released to the Celltech stockholders over the course of three years based upon Celltech's receipt of target revenue from its largest customer. The cash to be received by the Celltech stockholders in the Celltech Merger will be used by them to pay fees due Celltech's broker in this transaction.

Q: Why are additional options being authorized under the CTIG Stock Option and Restricted Stock Plan?

A: Up to 2,000,000 new options would be available at the Board's discretion to compensate employees of Centillion and Celltech who will now become employees of CTIG as well as current CTIG employees and individuals who will become Directors of CTIG after the Mergers, as well as new individuals that the company will need to hire after the Mergers.

Q: Why does CTIG need to amend its Certificate of Incorporation?

A: The amendments to CTIG's Certificate of Incorporation change the capital structure of CTIG, resulting in the conversion of all outstanding Common Stock to Class A Common Stock and the authorization of the Class B Common Stock (mentioned above), and provide a mechanism for converting Class B Common Stock into Class A Common Stock. Additionally, the new Certificate of Incorporation changes the structure and the membership of the Board of Directors. All of these changes were negotiated as part of the Centillion Merger Agreement. The Certificate of Incorporation will only be amended if the Centillion Merger is consummated.

Q:  What do I need to do now?

A: Just mail your signed proxy card in the enclosed return envelope as soon as possible, so that your shares may be represented at the appropriate Special Meetings. The CTIG Special Meeting will take place on __________, 2000. The Centillion Special Meeting will take place on ____________, 2000. The Board of Directors of CTIG unanimously recommends voting in favor of the proposed Mergers, the amendments to the Certificate of Incorporation of CTIG, and increasing the number of options available under the CTIG Stock Option and Restricted Stock Plan.

Q: If my shares are held in "street name" by my broker, will my broker vote my shares for me?

A: Your broker will vote your shares only if you provide instructions on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q:  Can I change my vote after I have mailed my signed proxy card?

A: Yes. You can change your vote at any time before your proxy is voted at the appropriate Special Meeting. You can do this in one of three ways:

First, you can send a written notice stating that you would like to revoke your proxy.

Second, you can complete and submit a new proxy card. If you choose either of these first two methods, you must submit your notice of revocation or your new proxy card to CTIG or Centillion, respectively. Your submissions must be mailed to CTIG or Centillion at the addresses on page ___.

Third, you can attend the respective Special Meeting and vote in person. Simply attending the meeting, however, will not revoke your proxy.

If you have instructed a broker to vote your shares, you must follow directions received from your broker to change your vote.

Q:  Should I send in my stock certificates now?

A: No. Holders of CTIG Common Stock will not need to exchange their current certificates of CTIG Common Stock for new certificates as a result of the redesignation of those shares as Class A Common Stock. After the Merger is completed, we will send Centillion's stockholders written instructions for exchanging their stock certificates.

Q:  When do you expect the Mergers to be completed?

A: We are working towards completing the Mergers as quickly as possible. We expect to complete the Mergers within two business days following receipt of all stockholder approvals which we expect to receive during the second calendar quarter of 2000.

Q:  What are the tax consequences of the Mergers?

A: Management believes that the Mergers should be tax-free to CTIG and the holders of CTIG Common Stock for Federal income tax purposes. Management believes that the Merger should be tax-free to the holders of Celltech and Centillion Common Stock for Federal income tax purposes, except to the extent those holders receive cash instead of fractional shares. To review the tax consequences to CTIG, the holders of CTIG Common Stock, Centillion and the holders of Centillion Common Stock, and Celltech and holders of Celltech Common Stock in greater detail, see pages __.

                       WHO CAN HELP ANSWER YOUR QUESTIONS?

         If you have more questions about the Mergers, you should contact:

                            CTI Group (Holdings) Inc.
                             2550 Eisenhower Avenue
                         Norristown, Pennsylvania 19403
                            Telephone: (610) 666-1700
                            Facsimile: (610) 666-7707
        Attention: Anthony P. Johns, Chairman and Chief Executive Officer
                           e-mail: tjohns@ctigroup.com
                                   -------------------

                          Centillion Data Systems, Inc.
                            333 North Alabama Street
                           Indianapolis, Indiana 46204
                            Telephone: (317) 262-4666
                            Facsimile (317) 262-4898
       Attention: John M. Cauffman, President and Chief Executive Officer
                          email: jmc@centilliondata.com
                                 ----------------------

                       Celltech Information Systems, Inc.
                           15425 I45 North, Suite 200
                                Houston, TX 77090
                            Telephone: (281) 873-2300
                            Facsimile: (281) 873-3018
                      Attention: David A. Warren, President
                        e-mail: dwarren@celltechinfo.com
                                ------------------------

         If you would like additional copies of the Joint Proxy
Statement/Prospectus or if you have questions about the Mergers, you can also contact:

                       Mary Ann Davis, Corporate Secretary
                            CTI Group (Holdings) Inc.
                             2550 Eisenhower Avenue
                         Norristown, Pennsylvania 19403
                            Telephone: (610) 666-1700
                            Facsimile: (610) 666-7707
                           e-mail: mdavis@ctigroup.com
                                   -------------------

                   Carol Gentry, Assistant Corporate Secretary
                          Centillion Data Systems, Inc.
                            333 North Alabama Street
                           Indianapolis, Indiana 46204
                            Telephone: (317) 262-4666
                            Facsimile (317) 262-4898
                       e-mail: cgentry@centilliondata.com
                               --------------------------

                           David A. Warren, President
                       Celltech Information Systems, Inc.
                           15425 I45 North, Suite 200
                                Houston, TX 77090
                            Telephone: (281) 873-2300
                            Facsimile: (281) 873-3018
                            dwarren@celltechinfo.com
                            ------------------------

                                     SUMMARY

         This summary highlights selected information from this document and may not contain all of the information that is important to you. To fully understand the Mergers, the amendments to the Certificate of Incorporation and proposed amendments to the Stock Option and Restricted Stock Plan, and for a more complete description of the legal terms of the Mergers and these amendments, you should read this entire document carefully and the documents we have referred you to. See "Where You Can Find More Information" on page ___.

                                  The Companies

CTI Group (Holdings) Inc.
2550 Eisenhower Avenue
Norristown, Pennsylvania 19403
Telephone: (610) 666-1700
Facsimile: (610) 666-7707

Centillion Data Systems, Inc.
333 North Alabama Street, Suite 240
Indianapolis, IN 46204
Telephone: (317) 266-4666
Facsimile: (317) 262-4849

Celltech Information Systems, Inc.
15425 I45 North, Suite 200
Houston, TX 77090
Telephone: (281) 873-2300
Facsimile: (281) 873-3018

                       The Special Meetings (Pages ______)

         The CTIG Special Meeting will be held at [________________________].

         The Centillion special meeting will be at [_______________________].

CTIG's Recommendations to CTIG Stockholders:

         The CTIG board of directors believes that the Mergers are in its stockholders' best interests and recommends that you vote FOR the proposals to:

         (a) approve and adopt the Centillion Merger Agreement dated as of February 3, 2000, by and between CTIG and Centillion, pursuant to which, among other things, (i) Centillion will be merged with and into CTIG, with CTIG being the surviving entity, and (ii) holders of Centillion Common Stock will receive 9,747,404 shares of CTIG Class A Common Stock and 2,833,334 shares of CTIG Class B Common Stock, with the right to acquire up to an additional 3,215,100 shares of CTIG Class A Common Stock;

         (b) approve and adopt the Celltech Merger Agreement dated as of April 5, 2000, by and among CTIG, CTI Billing Solutions Inc., a wholly-owned subsidiary of CTIG, Celltech and all of Celltech's stockholders, pursuant to which, among other things, (i) Celltech will be merged with and into CTIB, a subsidiary of CTIG, with CTIB being the surviving entity, and (ii) holders of Celltech Common Stock will receive $262,599 in cash (to be used to pay Celltech's broker in this transaction) and up to 2,217,501 shares of CTIG Class A Common Stock;

         (c) approve and adopt amendments to CTIG's Certificate of Incorporation, contingent upon the consummation of the Celltech Merger, to redesignate its current common stock as Class A Common Stock, create a new Class B Common Stock and restructure and designate CTIG's post-Centillion Merger Board of Directors all for purposes of the Centillion Merger; and

         (d) approve and adopt an amendment to the CTIG Stock Option and Restricted Stock Plan to enable CTIG to authorize additional options.

         To review the reasons for the Mergers in greater detail, see pages ____ through ____.

Centillion's Recommendation to Centillion stockholders:

         The Centillion Board of Directors believes that the Centillion Merger is in its stockholders' best interests and recommends that you vote for the proposal to approve and adopt the Centillion Merger Agreement dated as of February 3, 2000, by and between CTIG and Centillion, pursuant to which, among other things, (i) Centillion will be merged with and into CTIG, with CTIG being the surviving entity, and (ii) holders in Centillion Common Stock will receive 9,747,404 shares of CTIG Class A Common Stock and 2,833,334 shares of CTIG Class B Common Stock, with the right to acquire an additional 3,215,100 shares of CTIG Class A Common Stock after closing.

         To review the reasons for the Centillion Merger in greater detail, see pages ___ through ____.


                                 Votes Required

         In order to approve the Centillion Merger, the holders of a majority of the issued and outstanding shares of CTIG Common Stock must vote in favor of approving and adopting the Centillion Merger Agreement and the Centillion Merger, as well as the amendment to the CTIG Certificate of Incorporation. Additionally, the holders of a majority of the issued and outstanding shares of Centillion Common Stock must vote in favor of approving and adopting the Centillion Merger Agreement and Centillion Merger. Stockholders of Centillion Common Stock who collectively control approximately 91% of the outstanding shares of Centillion have already acknowledged, pursuant to a written agreement, that they will vote all of their shares in favor of the Centillion Merger.

         In order to approve the Celltech Merger, the holders of a majority of the issued and outstanding shares of CTIG Common Stock must vote in favor of approving and adopting the Celltech Merger Agreement and the Celltech Merger. Additionally, the holders of a majority of the issued and outstanding shares of a Celltech Common Stock must vote in favor of the Celltech Merger and Celltech Merger Agreement. Stockholders of Celltech Common Stock who collectively control 100% of the outstanding shares of Celltech are parties to the Celltech Merger Agreement and have agreed that they will vote all of their shares in favor of the Celltech Merger. In addition, to the above requirements, holders of a majority of the issued and outstanding shares of CTIG and Centillion must vote in favor of the Centillion Merger, as the consummation of the Celltech Merger is contingent upon the approval (and consummation) of the Centillion Merger.

         Authorization of the proposed amendments to the CTIG Certificate of Incorporation will require the affirmative vote of a majority of the outstanding shares of CTIG, while authorization of additional options under the CTIG Stock Option and Restricted Stock Plan will require the affirmative vote of a majority of the shares of CTIG stock present, either in person or by proxy, at the CTIG Special Meeting.

                   Proposal I - The Centillion Merger Proposal

         The Centillion Merger Agreement is attached as Annex A to this Joint Proxy Statement/ Prospectus. We encourage you to read the Centillion Merger Agreement as it is the legal document that governs the Centillion Merger.

Terms of the Merger (See Pages ___ to ___)

         Prior to the Centillion Merger, Centillion will divest itself of all businesses, other than its telecommunications industry billing business, and under the Centillion Merger Agreement, this will take place prior to the closing of the Centillion Merger. Centillion's stockholders will receive 9,747,404 shares of CTIG Class A Common Stock. Centillion stockholders will also be able to receive up to an additional 3,215,100 shares of CTIG Class A Common Stock over a three year period based upon revenues received by CTIG from Centillion's largest current customer and from any business that CTIG may derive from defendants in certain patent infringement litigation brought by Centillion. If these revenue targets are not met, Centillion's stockholders will be entitled to purchase any shares not issued, at $1.50 per share, at the end of the three year period. In addition, Centillion stockholders will receive 2,833,334 shares of Class B Common Stock of CTIG (as further described below).

         The assets of Centillion businesses that are not related to the billing business and certain cash balances are being transferred to the Holding LLC in exchange for the Shareholder LLC Promissory Note. CTIG will acquire the Shareholder LLC Promissory Note in the Centillion Merger. Principal and interest will be paid as those businesses are sold. CTIG will issue additional shares of CTIG Class A Common Stock to the Centillion stockholders for the amount of principal payments received, at a per share value of 88% of the average market value of the CTIG Class A Common Stock at the time. If the Shareholder LLC Promissory Note is not fully paid in five years, it is to be appraised, and shares of CTIG Class A Common Stock are to be issued for the appraised value at 88% of the average market price at the time. This will permit CTIG to raise additional capital by selling its shares of Class A Common Stock at a 12% discount from the then average market value of such stock.

         Centillion's right to enforce its patents, and its current and future patent infringement litigation, are being transferred to the Tracking LLC. In connection with the transfer and the Centillion Merger, a new Class B Common Stock will be authorized and 2,833,334 shares of CTIG Class B Common Stock issued to the Centillion stockholders (the current CTIG Common Stock will be re-designated as Class A). Under certain circumstances, the CTIG Class B Common Stock may be converted into CTIG Class A Common Stock by the holders or CTIG, as the case may be. Upon the occurrence of certain events (e.g., a sale of more than 50% of the assets in the Tracking LLC (the "Tracked Assets") or the sale of more than 50% of its ownership interests in the Tracking LLC), the CTIG Class B Common Stock is subject to mandatory conversion into CTIG Class A Common Stock. In that event, the actual amount of CTIG Class A Common Stock which Centillion's stockholders will receive will depend upon how much consideration from the sale is actually received by CTIG, or by an appraisal four years from now. No mandatory conversion/appraisal may be consummated prior to the fourth anniversary of Closing. Any voluntary conversion of Class B Common Stock during the first year after the closing of the Centillion Merger will be at a Class A Common Stock value per share of $2.25 for the first 333,334 shares of Class A Common Stock issued, and at 88% of the average market price of Class A Common Stock at the time, for shares beyond 333,334. All other conversions, other than a mandatory conversion, will be at 88% of the average market price of CTIG Class A Common Stock. Any mandatory conversion shall be at 100% of the average market price. Affiliates of Centillion's current stockholders have committed to loan up to $2,000,000 on a non-recourse basis to the Tracking LLC to pursue its patent infringement litigation.

         On the date the Centillion Merger is closed, Centillion has committed to have (i) net current assets (i.e., assets over current liabilities) of not less than $1.00; (ii) cash of not less than $8,000,000; (iii) no long term liabilities other than deferred taxes, (iv) net worth of not less than $2,000,000 without considering (x) $6,500,000 of cash, (y) the Shareholder LLC Promissory Note, and (z) the patent claims and litigation assets transferred to the Tracking LLC, and (v) all earnings of Centillion's Billing Business for the period from January 1, 2000 to the Closing. Any excess cash will be transferred to the Holding LLC.

         As of January 6, 2000, CTIG will have 7,437,505 shares of Common Stock issued and outstanding. Each share will entitle the holder to one vote per share.

         Dividends on the Class A and Class B Common Stock may be paid on one Class and not the other, or unequally between Classes at the discretion of the Board. However, approval by 2/3 of the Board of Directors is required to pay dividends on the Class B Common Stock if an equal or greater dividend is not to the paid on the Class A Common Stock.

Accounting Treatment  (See Page __)

         It is anticipated that the Centillion Merger will be accounted for as a reverse acquisition of CTIG by Centillion. Under such method of accounting, the legal acquirer, CTIG, will continue in existence as the legal entity whose shares represent the outstanding common stock of the combined company. In applying purchase accounting to a reverse acquisition, the assets and liabilities of the legal acquirer are revalued and the purchase price allocated to those assets and liabilities assumed. On a pro forma basis, amortization of goodwill will substantially reduce the net income of the resulting company.

         In addition to the customary conditions to closing a transaction of this nature, consummation of the Centillion Merger is conditioned upon there being no change in law that would negatively impact the Centillion Merger as a tax-free reorganization under Section 368(a) of the Internal Revenue Code, and upon the per share price of CTIG's Common Stock being at least $1.26 on the closing date.

Ownership of CTIG Following the Centillion Merger (See Page __)

         Assuming that the escrowed stock is fully released, current CTIG stockholders will own approximately 36% of CTIG Class A Common Stock after the Centillion Merger. Centillion stockholders will own approximately 64% of the Class A Common Stock and 100% of the Class B Common Stock of CTIG. Of the CTIG Class A and Class B Common Stock that will be owned by former Centillion stockholders, an aggregate of 53.2% will be owned by two corporations which are controlled by Mr. Salah Osseiran, thereby resulting in a majority ownership stake and effective control of CTIG by Mr. Osseiran. Additionally, 1.2% and 1.8% of outstanding shares of CTIG Class A and Class B Common Stock will be owned by Harold Garrison, who is currently the Chairman of Centillion and will be Chairman of the Board of CTIG after the Centillion Merger. Mr. Osseiran is currently a member of the Board of Directors of Centillion, and will be an initial member of the Board of Directors of CTIG following the Centillion Merger.

Board of Directors and Management of CTIG Following the Centillion Merger (See Page __)

         If the Centillion Merger is completed, the Board of Directors will consist of seven members. Pursuant to the Centillion Merger Agreement and the proposed amendments to CTIG's Certificate of Incorporation, for a period of three years the current Centillion stockholders have the right to designate four of those Directors, and the current CTIG stockholders have the right to designate three. The initial Directors designated by Centillion are Harold Garrison, Salah Osseiran, Michael Leeds and Thomas Grein. The initial Directors designated by CTIG are Graham Bevington, Rupert Armitage and Anthony Johns. Pursuant to the Centillion Merger Agreement and the proposed amendments to CTIG's Certificate of Incorporation, for three years after the closing of the Centillion Merger, the Board will have an Executive Committee consisting of two of the Centillion-designated Directors and one of the CTIG- designated Directors. The initial Executive Committee will be Michael Leeds, Harold Garrison and Rupert Armitage. Among other responsibilities, the Executive Committee will manage the limited liability company that will own and prosecute the patent litigation and will function as the Board of Directors between formal actions taken by the full Board of Directors.

Other Interests of Officers and Directors in the Centillion Merger (See Page __)

         A number of officers and directors of CTIG and Centillion have interests in the Centillion Merger that are different from or in addition to your interests. For example, Anthony Johns, Chairman and Chief Executive Officer of CTIG, will receive an employment agreement that entitles him to a base salary of $250,000 per year for a period of three years, as well as additional compensation and benefits. Mr. Johns has also been granted 300,000 options at an exercise price of $1.09 each which will not vest and become exercisable upon the consummation of the Centillion Merger, but will vest over a three-year period commencing in November, 1999, conditioned upon the consummation of the Centillion Merger. These options were issued to compensate Mr. Johns for his forfeiture of certain funds under a profit- sharing agreement with CTIG. In addition, a number of CTIG officers and directors also have an aggregate 405,000 options to purchase CTIG stock which will accelerate and vest as a result of the Centillion Merger. Centillion is currently leasing 38,758 square feet of office space at 333 North Alabama Street, Indianapolis, Indiana at a cost of $16.27 per rentable square foot. The landlord is an affiliate of Harold Garrison, Cornelius Alig, Salah Osseiran, all of whom are Centillion stockholders. In Centillion's opinion, the terms of the lease are at least as favorable as terms available from a non-affiliated landlord.

         Please refer to pages ___ through ___ generally for more information concerning employment arrangements, acceleration of stock options and restricted stock and other arrangements benefitting the post-Merger officers and directors.

Conditions to the Centillion Merger (See Page __)

         Before the Centillion Merger can be completed, a number of conditions must be met, including the following:

         (a) all representations and warranties of the parties are to be true and correct in all material respects, and all agreements required to be performed prior to the Closing are to be performed in all material respects;

         (b) there is to be no material adverse change in CTIG's and Centillion's respective businesses;

         (c) the holders of (1) a majority of CTIG Common Stock and (2) a majority of Centillion Common Stock must approve the Centillion Merger. Stockholders of Centillion Common Stock who collectively control approximately 91% of the outstanding shares of Centillion Common Stock have agreed, pursuant to a written agreement, that they will vote all of their shares in favor of the Centillion Merger;

         (d) the holders of no more than 5% of CTIG's issued and outstanding shares of common stock can have asserted the dissenter's appraisal rights available under Delaware law;

         (e) no governmental entity can have passed a law that prohibits the Centillion Merger; nor any court entered an injunction that prohibits the Centillion Merger;

         (f) CTIG must have received the written opinion of First Colonial Securities Group, Inc., stating that the consideration received in the Centillion Merger is fair from a financial point of view to the stockholders of CTIG (this condition has been met, see Annex
              F);

         (g)  the employment agreement with Anthony Johns must be executed;

         (h) Centillion must enter into a security agreement with certain stockholders with respect to the Shareholder LLC Promissory Note issued in contemplation of the Centillion Merger;

         (i) Centillion must create a wholly-owned limited liability company, into which Centillion will have transferred its patent infringement claims and litigation rights and certain additional assets ( see "The Centillion Merger Agreement-Additional Stock Rights");

         (j) Centillion must sell, in exchange for a promissory note all of its ownership interests in its subsidiaries not related to its billing business (see "The Centillion Merger Agreement-Additional Stock Rights");

         (k)  Centillion must meet certain minimum balance sheet requirements;

         (l) There shall have been no change in the law which could negatively impact the treatment of the Centillion Merger as a tax-free exchange under Section 368(a) of the Internal Revenue Code, and at the Effective Time the price of CTIG's Common Stock shall not be below $1.26 per share.

         The conditions to the Centillion Merger which are not met may be waived by the company entitled to assert the condition.

Termination of the Centillion Merger Agreement (See Page __)

         CTIG and Centillion can agree to terminate the Centillion Merger Agreement before the Centillion Merger is completed, and either CTIG or Centillion can terminate the Centillion Merger Agreement if any of the following occurs:

         (a) The Centillion Merger is not consummated on or before September 30, 2000;

         (b) Any governmental entity prevents the Centillion Merger from occurring;

         (c) Approval by the stockholders of either CTIG or Centillion is not obtained;

         (d) If one of the parties to the Centillion Merger Agreement has materially breached the Centillion Merger Agreement, the non-breaching party may terminate the Agreement.

         In addition, CTIG may terminate the Centillion Merger Agreement if it receives a proposal by a third party relating to the acquisition or purchase of 50% or more of the assets or voting stock of CTIG, or a transaction which would result in another entity owning 50% or more of the combined voting power of CTIG ("CTIG Superior Proposal").

Termination Fee (See Page __)

         If the Centillion Merger Agreement is terminated by CTIG upon receiving a CTIG Superior Proposal, CTIG will be required to pay to Centillion a non-refundable fee in the amount of $1,500,000.

Opinion of Financial Advisor (See Page __)

         In deciding to approve the Centillion Merger, the CTIG Board of Directors considered the opinion of its financial advisor, First Colonial Securities Group, Inc., as to the fairness of the proposed Centillion Merger from a financial point of view. This opinion is attached as Annex F to this Joint Proxy Statement/Prospectus and we encourage you to read it.

         The financial advisor performed several analyses in connection with delivering its opinion. These analyses included reviewing CTIG historical stock prices, comparing CTIG and Centillion to other companies in similar industries, and comparing the net asset values of CTIG and Centillion. The opinion makes assumptions regarding outstanding litigation of Centillion. First Colonial was not requested to, and did not consider the Celltech Merger in performing its analysis or issuing its opinion. See "The Centillion Merger -- Opinion of Financial Advisor to CTIG."

Certain Federal Income Tax Consequences (See Page __)

         The Centillion Merger has been structured so that no gain or loss should be recognized for Federal income tax purposes on the issuance of Class A Common Stock and Class B Common Stock of CTIG to the holders of Centillion Common Stock in exchange for all of the issued and outstanding Common Stock of Centillion, except to the extent holders of Centillion Common Stock receive cash instead of fractional shares. We will not complete the Centillion Merger unless:
(i) there has been no Change in Law (as defined below) on or prior to the Effective Time which could negatively impact the treatment of the Merger as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (the "Code") and (ii) at the Closing, the price of CTIG's Class A Common Stock is $1.26 per share or more. For purposes of the Centillion Merger Agreement and this Joint Proxy Statement/Prospectus, a "Change in Law" shall include any statutory amendment to the Code, the promulgation of any Treasury Regulation, or the issuance of any judicial or administrative guidance (including without limitation, the issuance of any official interpretation of existing law by the Internal Revenue Service).

         Tax matters are very complicated, and the tax consequences of the Centillion Merger to you will depend on the facts of your own situation. You should consult your tax advisor for a full understanding of the tax consequences of the Centillion Merger to you.

Appraisal Rights (See Page __)

         Under Delaware law, holders of CTIG Common Stock have a right to an appraisal of the value of their shares in connection with the Centillion Merger if they assert dissenter's rights. A discussion of these rights is included on pages __ through __. We encourage CTIG stockholders to read it.

         Under Indiana law, Centillion stockholders have the right to an appraisal of the value of their shares in connection with the Centillion Merger if they assert dissenter's rights. A discussion of these rights is included on pages __ through __. We encourage Centillion stockholders to read it.

Comparison of Stockholder Rights (See Page __)

         Upon completion of the Centillion Merger, Centillion stockholders will become CTIG stockholders. As a result, the rights of the holders of CTIG Class A and Class B Common Stock will be governed by the amended CTIG Certificate of Incorporation, the Bylaws of CTIG and Delaware law. See "Comparison of Rights of Holders of Centillion Common Stock and CTIG Common Stock" for a summary of the material differences between the rights of holders of Centillion Common Stock and CTIG Common Stock.

Forward-Looking Statements May Prove Inaccurate (See Page __)

         CTIG and Centillion have made forward-looking statements in this document and in documents that are incorporated by reference to this Joint Proxy Statement/Prospectus that are subject to risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations of CTIG or Centillion. Also, when we use words such as "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. CTIG stockholders and Centillion stockholders should note that many factors could affect the future financial results of CTIG and Centillion, and could cause these results to differ materially from those expressed in our forward-looking statements. These factors include the following:

         o    operating and legal risks;

         o economic, political and competitive forces affecting our businesses;

         o the risk that we are unable to achieve the revenue growth and synergies in the amounts and in the time frames contemplated; and

         o the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

Listing of CTIG Stock (See Page __)

         CTIG intends to file an application to list its shares of CTIG Class A common stock on the NASDAQ National Market.

                   Proposal II - The Celltech Merger Proposal

         The Celltech Merger Agreement is attached as Annex I to this Joint Proxy Statement/Prospectus. We encourage you to read it as it is the legal document that governs the Celltech Merger.

Terms of the Celltech Merger

         If the Celltech Merger is completed, Celltech will be merged with and into CTIB, a wholly-owned subsidiary of CTIG, with CTIB remaining as the surviving entity. Celltech stockholders, who collectively own 100% of the outstanding stock of Celltech, will receive an aggregate of $262,599 in cash to be distributed pro rata on a per share equivalent basis. The cash to be received will be used to pay fees due Celltech's broker in this transaction. Additionally, Celltech stockholders will receive 1,663,126 shares of CTIG Class A Common Stock, subject to adjustment ("Celltech Merger Stock"), if any, as follows: in the event that the average market price per share (based on the twenty (20) trading days) of the CTIG Class A Common Stock on the closing date is greater than $3.00, to a maximum of $3.75, or below $3.00 to a minimum of $2.25, then the number of shares of Celltech Merger Stock will be determined by dividing $4,989,378 by such average market price per share; provided that in no event will the Celltech Merger Stock be less than 1,330,501 shares nor more than 2,217,501 shares regardless of the average market price per share of CTIG Class A Common Stock.

         Of the Celltech Merger Stock, 52.63% will be delivered at Closing, and 47.37% will be placed in escrow. This escrowed stock may be released to current Celltech stockholders in varying amounts based upon future revenues received over three years from Celltech's largest customer, beginning March 1, 2000. Any shares of Celltech Merger Stock which are not issued to Celltech stockholders will be returned to CTIG and cancelled. The Celltech Merger will only occur if the Centillion Merger is approved by CTIG and Centillion stockholders, and is ultimately consummated.

         On the date the Celltech Merger is closed, Celltech has committed to have its adjusted balance sheet reflect (i) net current assets (i.e., current assets over current liabilities) of not less than $1.00; (ii) no long term liabilities other than deferred taxes, and (iii) all earnings for the period from January 1, 2000 to the Effective Time. The Celltech Merger Agreement is subject to other customary conditions in transactions of this type.

         As of January 6, 2000, CTIG will have 7,437,505 shares of Common Stock issued and outstanding. Each share will entitle the holder to one vote per share.

Accounting Treatment  (See Page __)

         It is anticipated that the Celltech Merger will be accounted for as an acquisition of Celltech by CTIG under the purchase method of accounting. Under such method of accounting the acquirer, CTIG, will continue in existence as the legal entity whose shares represent the outstanding common stock of the combined company. In applying purchase accounting to an acquisition, the assets and liabilities of the acquired company are revalued and the purchase price allocated to those assets and liabilities assumed.

Ownership of CTIG Following the Celltech Merger (See Page __)

         Current CTIG stockholders will own approximately 34.4% of CTIG Class A Common Stock after the Centillion and Celltech Mergers. Celltech stockholders will own approximately 9.6% of the CTIG Class A Common Stock and none of the CTIG Class B Common Stock. Of the CTIG Class A Common Stock that will be owned by former Celltech stockholders, an aggregate of 85% will be owned by Mr. David
A. Warren. Mr. Warren owns 85% of the Celltech Common Stock, and as part of the Celltech Merger Agreement, he will enter into a three year Employment Agreement to be the Chief Operating Officer of CTIB.

Other Interests of Officers and Directors in the Celltech Merger (See Page __)

         David A. Warren, the President and sole Director of Celltech who also owns 85% of the Celltech Common Stock will receive an employment agreement as Chief Operating Officer of CTIB that entitles him to a base salary of $200,000 per year for a period of three years, as well as additional compensation and benefits.

         Please refer to pages ___ through ___ generally for more information concerning employment arrangements, acceleration of stock options and restricted stock and other arrangements benefitting the post-Merger officers and directors.

Conditions to the Merger (See Page __)

         Before the Celltech Merger can be completed, a number of conditions must be met, including the following:

         (a) all representations and warranties of the parties are to be true and correct in all material respects, and all agreements required to be performed prior to the closing are to be performed in all material respects;

         (b)  there is to be no material adverse change in Celltech's business;

         (c) the holders of (1) a majority of CTIG Common Stock and (2) a majority of Centillion Common Stock must approve the Merger;

         (d)  the Centillion Merger shall have occurred;

         (e) Celltech shall have delivered to CTIG all required third party consents;

         (f) Celltech shall have delivered to CTIG general releases from all Celltech stockholders and all Celltech directors;

         (g) no governmental entity can have passed a law that prohibits the Celltech Merger; nor any court entered an injunction that prohibits the Celltech Merger;

         (h)  the employment agreement with David A. Warren must be executed;
              and

         (i)  Celltech must meet certain minimum balance sheet requirements.

         The conditions to the Celltech Merger which are not met may be waived by the company entitled to assert the condition.

Termination of the Celltech Merger Agreement (See Page __)

         CTIG and Celltech can agree to terminate the Celltech Merger Agreement before the Celltech Merger is completed, and either CTIG or Celltech can terminate the Celltech Merger Agreement if any of the following occurs:

         (a) The Celltech Merger is not consummated on or before September 30, 2000;

         (b) Any governmental entity prevents the Celltech Merger from occurring;

         (c)  Approval by the stockholders of CTIG is not obtained;

         (d) If one of the parties to the Celltech Merger Agreement has materially breached the Celltech Merger Agreement, the non-breaching party may terminate the Celltech Merger Agreement.

Certain Federal Income Tax Consequences (See Page __)

         The Celltech Merger has been structured so that no gain or loss will be recognized for Federal income tax purposes on the issuance of Class A Common Stock of CTIG to the holders of Celltech Common Stock in exchange for all of the issued and outstanding Common Stock of Celltech, except to the extent holders of Celltech Common Stock receive cash instead of fractional shares.

         Tax matters are very complicated, and the tax consequences of the Celltech Merger to you will depend on the facts of your own situation. You should consult your tax advisor for a full understanding of the tax consequences of the Celltech Merger to you.

Appraisal Rights (See Page __)

         Under Delaware law, holders of CTIG Common Stock have a right to an appraisal of the value of their shares in connection with the Celltech Merger if they assert dissenter's rights. A discussion of these rights is included on pages __ through __. We encourage CTIG stockholders to read it.

Comparison of Stockholder Rights (See Page __)

         Upon completion of the Celltech Merger, Celltech stockholders will become CTIG stockholders. As a result, the rights of the holders of CTIG Class A Common Stock will be governed by the amended CTIG Certificate of Incorporation, the Bylaws of CTIG and by Delaware law. See "Comparison of Rights of Holders of Celltech Common Stock and CTIG Common Stock" for a summary of the material differences between the rights of holders of Celltech Common Stock and CTIG Common Stock.

Forward-Looking Statements May Prove Inaccurate (See Page __)

         CTIG and Celltech have made forward-looking statements in this document and in documents that are incorporated by reference to this Joint Proxy Statement/Prospectus that are subject to risks and uncertainties. Forward-looking statements include the information concerning possible or assumed future results of operations of CTIG or Celltech. Also, when we use words such as "believes," "expects," "anticipates" or similar expressions, we are making forward-looking statements. CTIG stockholders and Celltech stockholders should note that many factors could affect the future financial results of CTIG and Celltech, and could cause these results to differ materially from those expressed in our forward-looking statements. These factors include the following:

         o    operating and legal risks;

         o economic, political and competitive forces affecting our businesses;

         o the risk that we are unable to achieve the revenue growth and synergies in the amounts and in the time frames contemplated; and

         o the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

Listing of CTIG Stock (See Page __)

         CTIG intends to file an application to list its shares of CTIG Class A common stock on the NASDAQ National Market.

  Proposal III - Approval of Amendments to CTIG's Certificate of Incorporation

         CTIG proposes to amend its Certificate of Incorporation to re-designate its currently authorized shares of Common Stock, par value $0.01 per share, as Class A Common Stock, par value $0.01, and to create a new Class B Common Stock, par value $0.01. The amended Certificate of Incorporation will also restructure the Board of Directors, increasing the number of Directors from five to seven. The amendments are contingent upon the consummation of the Centillion Merger.

         The amended Certificate of Incorporation will also result in the appointment of a new Board of Directors of CTIG which will contain three classes. Class I Directors will serve for an initial term of one year. Class II Directors will serve for an initial term of two years. Each of these two Classes will be composed of two Directors, and will initially be designated by Centillion. Class III, which will contain three Directors, each serving for an initial term of three years, will initially be designated by CTIG. The purpose of this structure is to ensure that the interests of current CTIG stockholders are represented for at least three years. The amendment to the Certificate of Incorporation also provides for an Executive Committee, which will consist of one director from each of the three Classes.

         The Class B Stock is being created as a 'tracking stock,' which will allow certain patent claims currently being held by Centillion to be easily valued upon their resolution. The Executive Committee will have exclusive control of the prosecution of the patent claims. The Class B Common Stock will be convertible into Class A Common Stock under certain specified conditions and at certain ratios as described in the Merger Agreement. (See "The Merger Agreement- Conversion and Issuance of Shares- Class B Common Stock" on Page __).

         The CTIG Board of Directors may pay dividends to holders of either Class A or Class B stock in the same, or unequal amounts, or to not pay dividends to holders of one or both Classes. However, approval by 2/3 of the Board of Directors is required to pay dividends on the Class B Common Stock if an equal or greater dividend is not paid on the Class A Common Stock. In the event of a liquidation, dissolution or winding up of CTIG, whether voluntary or involuntary, the holders of shares of Class A Common Stock and the Class B Common Stock will be entitled to their respective share of the remaining assets after payment of all applicable liabilities. The respective share of the assets distributed to the holders of Class B Common Stock will be based on the relative fair market value of the net assets of the Tracking LLC which will hold the patent claims to the total assets of CTIG at the time of the liquidation. The respective share of the assets distributed to the holders of Class A Common Stock will be based on the relative fair market value of the CTIG assets without regard to the net assets of the Tracking LLC to the total assets of CTIG at the time of the liquidation.

         Upon consummation of the Centillion Merger, the CTIG Board of Directors, in conjunction with the amendments to CTIG's Certificate of Incorporation, will amend CTIG's Bylaws so that they are consistent with the proposed amendments to the Certificate of Incorporation.

    Proposal IV - Approval of an Increase of the Number of Options Available
             Under the CTIG Stock Option and Restricted Stock Plan

         CTIG also proposes to increase the number of stock options available under the Stock Option and Restricted Stock Plan (the "Plan"). The Plan currently authorizes CTIG to issue options to purchase 600,000 shares to certain employees, non-employee directors, and independent contractors and consultants who perform services for CTIG. As of March 31, 2000, 390,000 options have been issued under the Plan, 250,000 of which were outstanding. If the current proposal is adopted, CTIG would be authorized to issue up to an additional 2,000,000 options to purchase shares of CTIG Common Stock.

         CTIG's management believes that additional options are required under the plan to provide incentive-based compensation to employees of Centillion and Celltech who will become employees of CTIG after the Mergers and current employees of CTIG who will be continuing with CTIG after the Mergers.

         The issuance of additional shares may result in a dilution of outstanding shares of CTIG when those options are exercised.

                   SELECTED HISTORICAL FINANCIAL DATA OF CTIG

         The selected financial data presented below for the year ended March 31, 1999 are derived from the consolidated financial statements of CTI (Group) Holdings, Inc. which have been audited by Deloitte & Touche LLP, independent auditors (whose report included an explanatory paragraph indicating substantial doubt exists as to CTIG's ability to continue as a going concern), and which are incorporated by reference into this Joint Proxy Statement/Prospectus. The selected financial data presented below for the year ended March 31, 1998 are derived from the consolidated financial statements of CTIG which have been audited by Zelenkofske, Axelrod & Co, CPA's, Inc. and which are incorporated by reference into this Joint Proxy Statement/Prospectus. The selected financial data presented below for the years ended March 31, 1997, 1996, and 1995 are derived from the consolidated financial statements of CTIG which are not incorporated by reference herein. The balance sheet data as of December 31, 1999 and the statement of operations and cash flows data for the nine and three month periods ended December 31, 1999 and 1998 are derived from unaudited financial statements. The unaudited financial statements include all adjustments, consisting of normal recurring accruals, which CTIG considers necessary for a fair presentation of the financial position and the results of its operations for these periods. Operating results for the nine and three month periods ended December 31, 1999 are not necessarily indicative of the results that may be expected for the entire year ending March 31, 2000. The selected financial data should be read in conjunction with the consolidated financial statements of CTIG and the related notes thereto and "MANAGEMENT'S DISCUSSION OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CTIG" incorporated by reference into this Joint Proxy Statement/Prospectus.

                                                                               Fiscal Years
                                                                                Ended March
                                                                                    31,
                                               ------------------------------------------------------------------
                                                           1995         1996        1997        1998         1999
                                               ------------------------------------------------------------------
Statement of Operations Data:
Net Sales                                             3,233,600    4,134,830   3,223,290   3,598,720    7,043,026
Gross Profit                                          1,894,100    2,310,790   1,839,220   1,569,770    2,664,458
Operating Income (loss)                                (388,640)     172,440    (193,750) (1,756,441)    (308,646)
Income (loss) before Income Taxes                      (477,100)     227,510    (192,710) (1,804,321)    (338,343)
Net Income (loss)                                      (477,100)     223,850    (197,510) (1,727,821)    (414,843)
Primary Income (loss) per Common Share                    (0.09)        0.04       (0.04)      (0.27)       (0.06)
Diluted Income (loss) per Common Share                    (0.09)        0.04       (0.04)      (0.27)       (0.06)
Weighted Average Number of Common shares
outstanding:
  Basic                                               5,125,923    5,340,089   5,641,765   6,479,341    6,898,946
  Diluted                                             5,125,923    5,340,089   5,641,765   6,479,341    6,898,946

Balance Sheet Data (at period end):
Working Capital (Deficiency)                            236,120      177,970  (1,250,617) (1,340,890)  (1,369,928)
Total Assets                                          1,952,220    2,107,260   2,755,770   4,420,057    2,583,073
Short-term debt                                          16,080       28,710      57,360     293,820      218,424
Long-term debt                                           17,360       34,720      25,280   1,267,743            0
Stockholders' equity (deficiency)                       850,440    1,113,190   1,479,000       8,530     (305,604)

Other Data:
Gross Profit Margin                                       58.6%        55.9%       57.1%       43.6%        37.8%
Operating Margin                                         (12.0%)        4.2%       (6.0%)     (48.8%)       (4.4%)
Current Ratio (at Period end)                            121.8%       118.6%       69.8%       57.3%        52.6%

Cash Flows(Uses of Cash):
  Operating Activities                                   26,190      282,280     396,000     (15,632)     396,679
  Investing Activities                                  200,810     (588,860)   (569,240)    324,651     (184,978)
  Financing Activities                                   (2,190)      29,900      (8,710)    213,084      (94,838)

                                                                       Nine Months                Three Months
                                                                          Ended                       Ended
                                                                       December 31,                December 31,
                                                        ------------------------------------------------------------
                                                                    1999         1998          1999           1998
                                                        ------------------------------------------------------------

Statement of Operations Data:
Net Sales                                                      5,586,800    5,133,040      1,621,079      1,677,050
Gross Profit                                                   2,556,927    2,407,720        569,254        784,290
Operating Income (loss)                                          307,514     (701,309)      (168,232)      (128,419)
Income (loss) before Income Taxes                                304,984     (816,040)      (167,905)      (177,590)
Net Income (loss)                                                304,984     (816,040)      (167,905)      (177,590)
Primary Income (loss) per Common Share                              0.04        (0.11)         (0.02)         (0.02)
Diluted Income (loss) per Common Share                              0.04        (0.11)         (0.02)         (0.02)
Weighted Average Number of Common shares
outstanding:
  Basic                                                        6,996,768    6,898,229      7,142,036      6,901,098
  Diluted                                                      7,296,839    6,898,229      7,142,036      6,901,098

Balance Sheet Data (at period end):
Working Capital (Deficiency)                                    (533,077)  (1,369,928)
Total Assets                                                   2,151,643    2,583,073
Short-term debt                                                   75,015      218,424
Long-term debt                                                         0            0
Stockholders' equity (deficiency)                                199,069     (305,604)

Other Data:
Gross Profit Margin                                                45.8%        46.9%         (35.1%)          46.8%
Operating Margin                                                    5.5%       (13.7%)        (10.4%)         (7.7%)
Current Ratio (at Period end)                                      72.7%        52.6%

Cash Flows(Uses of Cash):
  Operating Activities                                          (265,955)     (46,250)      (254,372)       115,236
  Investing Activities                                          (115,719)    (230,756)       (61,570)        (3,746)
  Financing Activities                                          (143,414)     (99,337)       (24,985)        (2,399)

                SELECTED HISTORICAL FINANCIAL DATA OF CENTILLION

         The selected financial data presented below for the years ended December 31, 1999 and 1998 are derived from the consolidated financial statements of Centillion Data Systems, Inc. which have been audited by Olive LLP, independent auditors, and which are included elsewhere within this Joint Proxy Statement/Prospectus. The selected financial data presented below for the years ended December 31, 1997, 1996, and 1995 are derived from the consolidated financial statements of Centillion which are not included herein. Certain reclassifications were made to the 1997, 1996, and 1995 financial statements in order for them to conform to the 1999 and 1998 presentation. The statement of operations and cash flows data for the nine and three month periods ended December 31, 1999 and 1998 are derived from unaudited financial statements. The unaudited financial statements include all adjustments, consisting of normal recurring accruals, which Centillion considers necessary for a fair presentation of the financial position and the results of its operations for these periods. The selected financial data should be read in conjunction with the consolidated financial statements of Centillion and the related notes thereto and "CENTILLION MANAGEMENT'S DISCUSSION OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CENTILLION" included elsewhere in this Joint Proxy Statement/Prospectus.


                                                                                   Fiscal Years
                                                                                 Ended December 31,
                                                          --------------------------------------------------------------
                                                              1995         1996        1997         1998         1999
                                                          --------------------------------------------------------------
Statement of Operations Data:
Net Sales                                                  11,033,809   12,655,662  12,753,950   35,573,501   10,734,642
Gross Profit                                                5,449,265    6,527,358   4,940,959   27,607,601    6,211,857
Operating Income (loss)                                     4,960,339    5,665,540   4,305,129   25,575,928    4,253,272
Income (loss) from Continuing operations before             4,813,603    5,566,345   4,394,795   26,172,272    4,353,047
Income Taxes & Minority Interests
Net Income (loss) from Continuing Operations Before         2,846,149    3,604,716   2,645,667   15,749,869    2,619,563
Minority Interests
Net Income (loss)                                           2,155,728    2,271,910 (1,683,671)   10,282,092   (2,127,731)

Balance Sheet Data (at period end):
Working Capital                                             1,561,519      509,941   1,385,803   12,840,041   15,790,777
Total assets of discontinued operations                     1,026,691    9,449,863   7,253,142    5,597,738    4,379,631
Total Assets                                                5,488,957   15,046,635  12,328,028   21,311,346   21,418,052
Short-term debt                                               136,106      746,759     616,285      367,285      118,285
Long-term debt                                                      0            0           0            0            0
Total liabilities of discontinued operations                   47,309    2,095,330     961,742      455,805    1,688,762
Minority Interest                                                   0            0           0    1,145,165    1,399,441
Stockholders' equity                                        4,400,416   11,156,908   9,555,809   17,119,505   16,866,448

Other Data:
Gross Profit Margin                                             49.4%        51.6%       38.7%        77.6%        57.9%
Operating Margin                                                45.0%        44.8%       33.8%        71.9%        39.6%
Current Ratio (at Period end)                                  243.5%       115.0%      150.2%       521.4%       601.0%

Cash Flows(Uses of Cash):
  Operating Activities                                      2,609,989    3,576,637   1,274,199   17,227,257      112,694
  Investing Activities                                     (2,546,878)  (2,040,164) (1,081,975)  (2,401,429)  (6,427,909)
  Financing Activities                                       (691,397)     235,020    (620,197)  (3,365,226)     (83,141)


                                                             Nine Months Ended         Three Months Ended
                                                                December 31,               December 31,
                                                          --------------------------------------------------
                                                              1999        1998         1999         1998
                                                          --------------------------------------------------
Statement of Operations Data:
Net Sales                                                  8,113,848    7,953,017    2,691,587    2,660,001
Gross Profit                                               4,757,001    4,674,247    1,530,722    1,794,637
Operating Income                                           3,230,345    3,066,709      798,017    1,343,402
Income from Continuing operations before                   3,237,243    3,587,961      804,889    1,520,277
Income Taxes & Minority Interests
Net Income from Continuing Operations Before               1,948,820    2,159,953      484,543      915,207
Minority Interests
Net Loss                                                    (679,751)  (1,540,263)    (315,334)  (1,338,705)

Other Data:
Gross Profit Margin                                            58.6%        58.8%        56.9%        67.5%
Operating Margin                                               39.8%        38.6%        29.6%        50.5%
Current Ratio (at Period end)

Cash Flows(Uses of Cash):
  Operating Activities                                       (40,813)  (4,369,201)     698,359     (684,137)
  Investing Activities                                    (6,631,127)  (5,423,520)  (1,162,142)  (4,312,050)
  Financing Activities                                     3,710,510      382,724       26,836    2,536,039


                 SELECTED HISTORICAL FINANCIAL DATA OF CELLTECH

         The selected financial data presented below for the years ended December 31, 1999 and 1998 are derived from the financial statements of Celltech Information Systems, Inc. which have been audited by Arthur Andersen LLP, independent auditors, and which are included elsewhere within this Joint Proxy Statement/Prospectus. The selected financial data presented below for the years ended December 31, 1997, 1996, and 1995 are derived from unaudited financial statements of Celltech which are not included herein. The statement of operations and cash flows data for the nine and three month periods ended December 31, 1999 and 1998 are derived from unaudited financial statements. The unaudited financial statements include all adjustments, consisting of normal recurring accruals, which Celltech considers necessary for a fair presentation of the financial position and the results of its operations for these periods. The selected financial data should be read in conjunction with the consolidated financial statements of Celltech and the related notes thereto and "CELLTECH MANAGEMENT'S DISCUSSION OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS OF CELLTECH" included elsewhere in this Joint Proxy Statement/Prospectus.


                                                                                 Fiscal Years
                                                                              Ended December 31,
                                                          --------------------------------------------------------------
                                                              1995         1996        1997         1998         1999
                                                          --------------------------------------------------------------
Statement of Operations Data:
Net Sales                                                   4,565,489    3,896,796   5,600,381    8,991,445    7,952,798
Gross Profit                                                2,490,219    1,903,284   3,121,637    4,761,268    3,968,862
Operating Income (loss)                                       (17,495)    (444,349)    (48,007)     553,288     (714,580)
Income (loss) before Income Taxes                              (5,410)      15,383     (37,010)     595,800     (860,386)
Net Income (loss)                                              (5,410)      17,928     (34,501)     386,584     (577,411)

Balance Sheet Data (at period end):
Working Capital (Deficiency)                                  541,430      518,417     484,382      777,388      290,064
Total Assets                                                1,283,042    1,224,899   1,397,623    2,124,902    1,783,465
Short-term debt                                                31,392            0           0      147,222      140,963
Long-term debt                                                      0            0           0            0      164,001
Stockholders' equity (deficiency)                             702,740      720,668     686,167    1,039,682      462,271

Other Data:
Gross Profit Margin                                             54.5%        48.8%       55.7%        53.0%        49.9%
Operating Margin                                                (0.4%)      (11.4%)      (0.9%)        6.2%        (9.0%)
Current Ratio (at Period end)                                  193.3%       202.8%      168.1%       171.8%       125.3%

Cash Flows(Uses of Cash):
  Operating Activities                                        533,970       84,336    (134,722)     475,164     (342,927)
  Investing Activities                                        (65,856)    (110,798)    (70,830)    (165,634)    (208,897)
  Financing Activities                                        (94,072)     (31,392)          0      147,222      157,742

                                                             Nine Months Ended         Three Months Ended
                                                                December 31,               December 31,
                                                          --------------------------------------------------
                                                              1999        1998         1999         1998
                                                          --------------------------------------------------
Statement of Operations Data:
Net Sales                                                  5,566,711    6,891,228    1,716,583    2,191,390
Gross Profit                                               2,569,273    3,543,280      598,266      919,563
Operating Income (loss)                                     (900,366)     106,763     (675,429)    (171,042)
Income (loss) before Income Taxes                           (893,421)     149,275     (675,688)    (173,530)
Net Income (loss)                                           (554,645)     (59,941)    (392,713)    (121,174)


Other Data:
Gross Profit Margin                                            46.2%        51.4%        34.9%        42.0%
Operating Margin                                              (16.2%)        1.5%       (39.3%)       (7.8%)
Current Ratio (at Period end)

Cash Flows(Uses of Cash):
  Operating Activities                                      (425,922)     423,062      (96,387)    (110,876)
  Investing Activities                                      (175,308)     (48,165)    (167,361)     (61,200)
  Financing Activities                                       186,075      147,222      169,941       62,473


            SELECTED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA

         The following table summarizes certain unaudited selected pro forma condensed consolidated data for CTIG, giving effect to the Centillion Merger and the Celltech Merger. The unaudited selected pro forma balance sheet data as of December 31, 1999 assumes that the Centillion Merger and the Celltech Merger had both occurred on that date and was prepared utilizing the unaudited balance sheet of CTIG and the audited balance sheets of Centillion and Celltech as of December 31, 1999. The unaudited selected pro forma operating data for the year ended March 31, 1999 has been prepared on the basis of the results of operations for the year ended March 31, 1999 for CTIG and the year ended December 31, 1998 for Celltech. The results for Centillion were developed by adding the results for the quarter ended March 31, 1999 and subtracting the results for the quarter ended March 31, 1998 from the historical results for the year ended December 31, 1998. Such quarterly results were derived from schedules prepared by Centillion's management. The unaudited selected pro forma operating data for the nine months ended December 31, 1999 has been prepared on the basis of the results of operations for the nine months ended December 31, 1999 for CTIG, Centillion and Celltech. The unaudited selected pro forma operating data give effect to the Centillion Merger and Celltech Merger as if they occurred on April 1, 1998.

         The unaudited selected pro forma condensed consolidated financial data set forth in the following table is derived from, and should be read in conjunction with, the historical consolidated financial statements of CTIG, Centillion and Celltech, including the respective notes thereto, and the unaudited pro forma condensed consolidated financial data, including the respective notes thereto, incorporated by reference into or included in this Joint Proxy Statement/Prospectus. See "Where You Can Find More Information", "Incorporation of Certain Documents by Reference" and "Unaudited Pro Forma Condensed Consolidated Financial Data". The following selected unaudited pro forma condensed consolidated financial data is presented for informational purposes only and is not necessarily indicative of the results that would have been achieved had the Centillion Merger and Celltech Merger been consummated on the dates or prior to the periods presented.

                            CTI Group (Holdings) Inc.
         Pro Forma for Merger (includes CTIG, Centillion and Celltech)
                             Selected Financial Data

                                                           Pro Forma
                                            ------------------------------------
                                              Year ended       Nine Months Ended
                                               March 31,          December 31,
                                                  1999                1999
                                             ----------------  -----------------

            Statement of Operations Data:
                                Net Sales       26,608,282          19,267,358
                             Gross Profit       13,904,871          10,170,634
                  Operating Income (loss)          (90,112)           (314,080)
        Income (loss) before Income Taxes           21,024            (302,766)
      Net loss from continuing operations       (1,942,177)         (1,252,413)
 Primary and Diluted loss from continuing
              operations per Common Share            (0.11)              (0.07)
 Weighted Average Number of Common shares
                             outstanding:
                        Basic and Diluted       17,521,679          17,619,501

                                            Pro Forma as of
                                              December 31,
                                                  1999
                                            ----------------
                     Balance Sheet Data:
         Cash and Short Term Investments        8,327,841
                         Working Capital        5,519,276
                            Total Assets       44,241,077
                         Short-term debt          334,263
                          Long-term debt          164,001
                    Stockholders' equity       36,446,754

                                  RISK FACTORS

         In addition to general investment risks and those factors set forth throughout this document (including those set forth under the caption "Cautionary Statement Concerning Forward-Looking Statements"), the following risks should be considered by stockholders of CTIG and Centillion in deciding whether to approve and adopt the Centillion Merger Agreement and Celltech Merger Agreement, and by Celltech stockholders in connection with the CTIG stock they will be receiving.

Risks Relating to the Mergers

         Risks Associated With a New Control Group. Upon completion of the Centillion Merger, the former management of CTIG will no longer have control over CTIG. Rather, directors of Centillion will initially constitute a majority of the members of the Board of Directors and the Executive Committee of CTIG, and the majority of outstanding shares of CTIG Common Stock will be owned by Centillion stockholders. This new control group may implement policies which are different than those currently in place.

         Risks Associated With the Integration of the Three Companies. The Mergers involve the integration of three companies that have previously operated independently. We cannot assure that the respective operations of CTIG, Centillion and Celltech will be integrated without encountering difficulties. Such difficulties could arise from integrating different business strategies and integrating personnel with disparate business backgrounds and corporate cultures. The resulting corporations may also lose key CTIG, Centillion or Celltech personnel due to the Mergers. One-time costs related to the Mergers (consisting primarily of financial advisors' fees and expenses, legal and accounting fees and expenses and severance and other exit costs) and integration of operations are anticipated to be approximately $1 million. We cannot assure whether and to what extent the integration and consolidation will achieve increased revenues or operating synergies or that the costs of the Mergers and integration of operations will not be greater than anticipated.

         Risks Associated With Exchange of Shares in the Mergers. Upon completion of the Centillion Merger, all of the issued and outstanding shares of Centillion Common Stock will effectively be converted into the right to receive 9,747,404 shares of CTIG Class A Common Stock and 2,833,334 shares of Class B Common Stock. The share conversion is based upon fixed numbers and will not be adjusted, even in the event of any increase or decrease in the market price of CTIG Common Stock (although either party has the right to terminate the Centillion Merger Agreement if the price is below $1.26 per share on the closing date). As a result, the perceived and/or actual value of the shares of CTIG Class A Common Stock received by holders of Centillion Common Stock in the Centillion Merger could vary up or down depending on fluctuations in the market prices of CTIG Common Stock.

         Upon completion of the Celltech merger, all of the issued and outstanding shares of Celltech Common Stock will effectively be converted into the right to receive $262,599 in cash and between 1,330,501 and 2,217,501 in CTIG Class A Common Stock, based upon the average price per share of CTIG common stock over the preceding 20 trading days to a maximum average price of $3.75 per share and a premium average price of $2.25 per share. The perceived and/or actual value of the shares of CTIG Class A Common Stock received by holders of Celltech Common Stock could vary up or down if the market price of CTIG Common Stock is above that maximum or below that minimum average price. Such fluctuations may be the result of changes in the business, operations or prospects of CTIG, market assessments of the likelihood that the Centillion Merger will be consummated and the timing thereof, the prospects of CTIG or Centillion, general market and economic conditions and other factors. Accordingly, there can be no assurance that the perceived and/or actual value of the merger consideration on the date of this Joint Proxy Statement/Prospectus will be the same as on the date of the Special Meeting of the holders of the CTIG Common Stock or the effective time of the Centillion Merger.

         Dependence On Key Personnel. CTIG's and Centillion's senior executive officers have substantial experience and expertise and make significant contributions to CTIG's and Centillion's growth and success. In particular, CTIG is highly dependent on certain of its employees responsible for programming software. Further, the ultimate success of the combination of CTIG and

Centillion after the Merger will be largely dependent on the leadership of the Chief Executive Officer, Anthony P. Johns. The unexpected loss of the services of one or more of CTIG's or Centillion's senior executive officers, or employees responsible for programming software may have a material adverse effect on CTIG. In addition, Celltech's business has been highly dependent upon its President, David A. Warren, who will continue as Chief Operating Officer of CTIB after the Celltech Merger. The unexpected loss of Mr. Warren's services may have a material adverse effect on CTIB.

         Creation of Goodwill. It is anticipated that, on a pro forma basis, the Mergers will result in the creation of approximately $27,399,000 of goodwill. On a pro forma basis, amortization of goodwill will reduce net income by approximately $3,914,145 per year over the next seven years. Amortization of goodwill will have a significant effect on CTIG's net income over the seven year amortization period.

         Limitation on Utilization of Net Operating Losses. At December 31, 1999, CTIG had Federal net operating loss carryovers in excess of $1.7 million, which NOL's are due to expire in the years 2006 through 2013. These NOL's may be used to offset future taxable income through 2013 and thereby reduce or eliminate federal income taxes otherwise payable. The Internal Revenue Code of 1986, as amended, imposes significant limitations on the utilization of NOL's in the event of an "ownership change" as defined in section 382 of the Code. In general, NOL's may be utilized to offset income in the 20 year period following the tax year in which the losses are generated. The Section 382 Limitation is an annual limitation on the amount of pre-ownership change NOL's that a corporation generally may use to offset its post-ownership change income. Any portion of the
Section 382 Limitation that is not used in one year will increase the Section 382 Limitation for the following year. The Section 382 Limitation is calculated by multiplying the value of a corporation's stock immediately before an ownership change by the Federal long-term tax exempt rate, which rate is currently 5.10%. The Centillion Merger will cause an "ownership change" of CTIG and will, as a result, limit the amount of NOL's that CTIG may use to offset its separately generated future taxable income following the Centillion Merger. CTIG estimates that the annual Section 382 Limitation would be approximately $1 million as a result of the Centillion Merger. Consequently, there can be no assurance that CTIG will fully utilize the tax benefits associated with its NOL's before their expiration. (See page ___.)

Risks Relating to the Business of the Resulting Company

         Recent Losses ("Inability to continue as a going concern"); Cash Flow. CTIG has suffered operating losses in the last three of its fiscal years, including net losses of $197,510 in fiscal 1997, $1,727,821 in fiscal 1998 and $414,843 in fiscal 1999. CTIG also reported a net loss of $167,905, and an operating loss of $168,232 for the third quarter of fiscal 2000. Based upon the deterioration which occurred in CTIG's financial condition during fiscal 1998 and the presence of certain other conditions, as of March 31, 1999, in connection with their audit of CTIG's financial statements, CTIG's independent auditors opined that substantial doubt existed as to CTIG's ability to continue as a going concern. While CTIG has developed a business plan and implemented a number of programs designed to return CTIG to profitability, there can be no assurance that such business plan adequately addresses the circumstances and situations which resulted in CTIG's performance in the periods referred to above.

         Substantial Percentage of Revenue from Contracts with certain customers. CTIG derived approximately 5% of its revenue from a single customer, and the billing business of Centillion derived approximately 82% of its revenue from a single customer. In 1999 Celltech derived approximately 47% of its revenue from its largest customer and 65% from its three largest customers. The loss by either of CTIG, Centillion, or Celltech of the business of one of these customers could have a substantial negative impact on the resulting company.

         Competition. CTIG competes with a number of companies in both the United States and U.K. that provide products and services that serve the same function as those provided by CTIG. Although CTIG operates in a highly fragmented market, competitors such as Amdocs Ltd., Daleen Technologies, Veramark Technologies and Billing Concepts in the U.S., and BTS, FDS, Softech, Oak and Tiger in the U.K., provide comparable products and services as those of CTIG which have the potential to acquire some or all of CTIG's market share in their respective geographic markets. In addition, there are competitors serving the same market niche as Celltech, including Baja Systems, Cbill, PSA, Infotech Solutions Corp. and Ito Systems, as well as public companies such as ITDS (recently acquired by Amdocs Corp.) and Convergys Corp. that provide similar services to larger accounts. Additionally, new high profile entrants into the market such as Lucent Technologies have created the potential for CTIG's loss of market share.

         Dependence On Foreign Sales. CTIG generates approximately 71% of its revenues from foreign sales. CTIG had no sales outside the United States prior to February, 1998. CTIG now markets products and services to consumers in seven countries outside the United States. In fiscal 1998 and 1999, approximately 25% and 63%, respectively, of CTIG's net revenues were derived from sales to customers outside the United States. After the Centillion Merger, CTIG plans to increase further its business in Europe and expand into Asia and South America.

         Competition in CTIG's international marketplace is increasing rapidly. In addition, CTIG is subject to many risks associated with doing business abroad, including: adverse fluctuations in currency exchange rates; transportation delays and interruptions; political and economic disruptions; the imposition of tariffs and import and export controls; and increased customs or local regulations. The occurrence of any one or more of the foregoing could have a material adverse effect on its results of operations.

         Entering Into New Markets. As CTIG enters into new markets, including countries in Asia, Europe and South America, it is faced with the uncertainty of not having previously done business in those commercial, political and social settings. Accordingly, despite CTIG's best efforts, its likelihood of success in each new market which it enters is unpredictable for reasons particular to each such market. It is also possible that, despite CTIG's apparently successful entrance into a new market (the United Kingdom) , some unforeseen circumstance could arise which would limit CTIG's ability to continue to do business or to expand in that new market.

         Evolving industry standards; rapid technological changes. The markets for CTIG's software products and services are characterized by rapidly changing technology, evolving industry standards and frequent new product introductions. CTIG's success in its business will depend in part upon its continued ability to enhance its existing products and services, to introduce new products and services quickly and cost-effectively to meet evolving customer needs, to achieve market acceptance for new product and service offerings and to respond to emerging industry standards and other technological changes. There can be no assurance that CTIG will be able to respond effectively to technological changes or new industry standards. Moreover, there can be no assurance that competitors of CTIG will not develop competitive products, or that any such competitive products will not have an adverse effect upon its operating results.

         CTIG intends further to refine, enhance and develop certain of its existing software and billing systems and to change all of its billing and accounts receivable management services operations over to its most proven software systems and technology to reduce the number of systems and technologies that must be maintained and supported. There can be no assurance that CTIG will be successful in refining, enhancing and developing its software and billing systems in the future, that the costs associated with refining, enhancing and developing such software and systems will not increase significantly in future periods, that it will be able to successfully to migrate its billing and accounts receivable management services operations to its most proven software systems and technology or that its existing software and technology will not become obsolete as a result of ongoing technological developments in the marketplace.

Risks Associated with Settlement of Patent Litigation.

         Centillion has written letters and filed lawsuits claiming the possible patent infringement of its patents in connection with the Smart Bill(R) technology. Two settlements in these actions have been entered into and additional settlements may be negotiated in the future. These settlements have provided a substantial cash payment to Centillion and, in return, Centillion has waived its claims for past violations and granted ongoing licenses to use the technology to the parties involved in these actions. The effect of granting such licenses could reduce the ability of CTIG, after the Centillion Merger, to find new customers for the Smart Bill technology.

                        SPECIAL MEETINGS OF STOCKHOLDERS

THE CTIG SPECIAL MEETING

General

         This Joint Proxy Statement/Prospectus is being furnished to stockholders of CTIG as part of the solicitation of proxies by the CTIG Board of Directors for use at a Special Meeting of Stockholders of CTIG (the "CTIG Special Meeting") to be held on ________, 2000 at _______ a.m. local time, at ______________. This Joint Proxy Statement/Prospectus and the enclosed form of proxy are first being mailed to stockholders of CTIG on or about ____________, 2000.

         The purpose of the CTIG Special Meeting is to:

         (a)  approve and adopt the Centillion Merger Agreement;

         (b)  approve and adopt the Celltech Merger Agreement;

         (c) approve and adopt amendments to CTIG's Certificate of Incorporation;

         (d) approve and adopt an amendment to the CTIG Stock Option and Restricted Stock Plan; and

         (e) transact such other business that may properly come before the CTIG Special Meeting.

         Each copy of this Joint Proxy Statement/Prospectus mailed to holders of CTIG Common Stock is accompanied by a form of proxy for use at the CTIG Special Meeting.

         The CTIG Board of Directors recommends that stockholders vote FOR the approval and adoption of the Centillion Merger Agreement, the Celltech Merger Agreement, the amendments to the Certificate of Incorporation, and the amendment to the CTIG Stock Option and Restricted Stock Plan.

Record Date and Voting

         CTIG has fixed the close of business on __________, 2000 as the record date for the determination of the CTIG stockholders entitled to notice of and to vote at the CTIG Special Meeting. Accordingly, only holders of record of CTIG Common Stock on the record date will be entitled to notice of and to vote at the CTIG Special Meeting. As of January 6, 2000, there were outstanding and entitled to vote 7,437,505 shares of CTIG Common Stock (constituting all of the voting stock of CTIG), which shares were held by approximately 512 holders of record. Each holder of record of shares of CTIG Common Stock on the record date is entitled to one vote per share which may be cast either in person or by properly executed proxy, at the CTIG Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of CTIG Common Stock entitled to vote at the CTIG Special Meeting is necessary to constitute a quorum at the CTIG Special Meeting.

         The approval of the Centillion and Celltech Merger Agreements and the amendments to the CTIG Certificate of Incorporation will require the affirmative vote of the holders of a majority of the shares of CTIG Common Stock outstanding on the record date. The authorization of additional options under the CTIG Stock Option and Restricted Stock Plan will require the affirmative vote of the holders of a majority of the shares of CTIG Common Stock represented at the CTIG Special Meeting, either in person or by proxy.

         Shares of CTIG Common Stock represented in person or by proxy will be counted for the purposes of determining whether a quorum is present at the CTIG Special Meeting. Shares which abstain from voting as to a particular matter will be treated as shares that are present and entitled to vote at the CTIG Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. If a broker or nominee holding stock in "street name" indicates on a proxy that it does not have discretionary authority to vote as to a particular matter ("broker non-votes"), those shares will be treated as present and entitled to vote at the CTIG Special Meeting for purposes of determining whether a quorum exists, but will not be counted as votes cast on such matter. Accordingly, abstentions and broker non-votes will have the same effect as votes against approval of the Merger Agreement and CTIG's Certificate of Incorporation if they result in a failure of the total votes cast on the matter to represent over 50% in interest of all shares of CTIG capital stock entitled to vote on the matter.

         As of March 31, 1999, directors and executive officers of CTIG and their affiliates may be deemed to be beneficial owners of approximately 43.5% of the outstanding shares of CTIG Common Stock and have expressed their intent to vote their shares in favor of the Merger Agreements.

Voting and Revocation of Proxies

         All shares of CTIG Common Stock which are entitled to vote and are represented at the CTIG Special Meeting by properly executed proxies received prior to or at such Meeting, and not revoked, will be voted at such Meeting in accordance with the instructions indicated on such proxies. If no instructions are indicated (other than in the case of broker non-votes), such proxies will be voted for approval and adoption of the Merger Agreements, the amendments to CTIG's Certificate of Incorporation, and the authorization of additional options under the CTIG Stock Option and Restricted Stock Plan.

         The CTIG Board of Directors does not know of any matters other than those described in the notice of the CTIG Special Meeting that are to come before such meeting. If any other matters are properly presented at the CTIG Special Meeting for consideration, including, among other things, consideration of a motion to adjourn such meeting to another time and/or place (including, without limitation, for the purposes of soliciting additional proxies or allowing additional time for the satisfaction of conditions to the Mergers), the persons named in the enclosed forms of proxy and acting thereunder generally will have discretion to vote on such matters in accordance with their best judgment. Notwithstanding the foregoing, proxies voting against a specific proposal may not be used by the persons named in the proxies to vote for adjournment of the meeting for the purpose of giving management additional time to solicit votes to approve such proposal.

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Corporate Secretary of CTIG, at or before the taking of the vote at the CTIG Special Meeting, a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of CTIG before the taking of the vote at the CTIG Special Meeting or (iii) attending the CTIG Special Meeting and voting in person (although attendance at the CTIG Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent to CTI Group (Holdings) Inc., 2550 Eisenhower Avenue, Norristown, Pennsylvania 19403, Attention: Mary Ann Davis, or hand delivered to the Secretary of CTIG at or before the taking of the vote at the CTIG Special Meeting.

         All expenses of CTIG's solicitation of proxies for the CTIG Special Meeting will be borne by CTIG. In addition to solicitation by use of the mails, proxies may be solicited from CTIG stockholders by directors, officers and employees of CTIG in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with brokerage houses, custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such brokerage houses, custodians, nominees and fiduciaries, and CTIG will reimburse such brokerage houses, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection therewith.


THE CENTILLION SPECIAL MEETING

         This Joint Proxy Statement/Prospectus is being furnished to stockholders of Centillion as part of the solicitation of proxies by the Centillion Board of Directors for use at a special meeting of stockholders of Centillion (the "Centillion Special Meeting") to be held on ____________, 2000 at ________ a.m. local time at _______________________. This Joint Proxy
Statement/Prospectus and the enclosed form of proxy are first being mailed to stockholders of Centillion on or about _____________, 2000. The purpose of the Centillion Special Meeting is to

         (a) approve and adopt the Centillion Merger Agreement dated as of February 3, 2000, by and between CTIG and Centillion, pursuant to which, among other things, (i) Centillion will be merged with and into CTIG, with CTIG being the surviving entity, and (ii) holders of Centillion Common Stock will receive 9,747,404 shares of CTIG Class A Common Stock and 2,833,334 shares of CTIG Class B Common Stock, with the right to acquire an additional 3,215,100 shares of CTIG Class A Common Stock after closing; and

         (b) to transact such other business that may properly come before the Centillion Special Meeting.

         Each copy of this Joint Proxy Statement/Prospectus mailed to holders of Centillion Common Stock is accompanied by a form of proxy for use at the Centillion Special Meeting.

         The Centillion Board of Directors recommends that stockholders vote FOR the approval and adoption of the Merger Agreement.

Record Date and Voting.

         Centillion has fixed the close of business on _________________, 2000, as the record date for the determination of Centillion stockholders entitled to notice of and to vote at the Centillion Special Meeting. Accordingly, only holders of record of Centillion Common Stock on the record date will be entitled to notice of and to vote at the Centillion Special Meeting. As of March 31, 2000, there were 3,693,232 shares of Centillion Common Stock (constituting all of the voting stock of Centillion) outstanding and entitled to vote, which shares were held by approximately 15 holders of record. Each holder of record of shares of Centillion Common Stock on the record date is entitled to one vote per share, which may be cast either in person or by properly executed proxy at the Centillion Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the outstanding shares of Centillion Common Stock is necessary to constitute a quorum at the Centillion Special Meeting.

         The approval of the Centillion Merger Agreement will require the affirmative vote of the holders of a majority of the shares of Centillion Common Stock issued and outstanding on the record date. As of March 31, 2000, directors and executive officers of Centillion and their affiliates may be deemed to be the beneficial owners of approximately 98.5 percent of outstanding shares of Centillion Common Stock and Stockholders beneficially owning approximately 91% of Centillion Common Stock have expressed their intent to vote their shares in favor of the Centillion Merger Agreement.

Voting and Revocation of Proxies

         All shares of Centillion Common Stock represented by a proxy properly signed and received at or prior to the Centillion Special Meeting, unless subsequently revoked, will be voted in accordance with the instructions thereon.


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If you sign and return your proxy without indicating any voting instructions, the shares for Centillion Common Stock represented by the proxy will be voted for "IN FAVOR OF THE MERGER AGREEMENT". If you provide a proxy, you may revoke your proxy and reclaim your right to vote at any time by giving written notice of revocation to the Secretary of Centillion at any time before it is voted, by submitting to Centillion a duly executed, later-dated proxy or by such proxy by written ballot at the Centillion Special Meeting. All written notices of revocation and other communications with respect to revocation of Centillion proxies should be addressed to: Centillion Data Systems, Inc., 333 North Alabama Street, Suite 240, Indianapolis, Indiana 46204, Attention: Carol Gentry (Assistant Corporate Secretary). Attendance at the Centillion Special Meeting will not in and of itself constitute a revocation of a proxy.

         Abstentions and "broker non-votes" will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against the Merger Agreement. Abstentions and broker non-votes also will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes will have the same effect as votes against approval of the Centillion Merger Agreement. Broker non-votes are shares held in the name of a broker or nominee for which an executed proxy is received, but are not voted on the proposal because the voting instructions have not been received from the beneficial owner or persons entitled to vote and the broker or nominee does not have the discretionary power to vote.

         The Centillion Board of Directors is not aware of any business to be acted upon at the Centillion Special Meeting other than as described in this joint proxy statement/prospectus. If, however, other matters are brought before the Centillion Board of Directors at the Centillion Special Meeting, including, among other things, a motion to adjourn or postpone the Centillion Special Meeting to another time or place for the purpose of soliciting additional proxies or otherwise, the persons appointed as proxies will have discretion to vote or act on such matters according to their best judgment. However, no proxy which is voted against the Centillion Merger Agreement will be voted in favor of any such adjournment or postponement. The grant of a proxy will also confer discretionary authority on the persons named in the proxy to vote on matters incident to the conduct of the Centillion Special Meeting.

         Centillion stockholders will be entitled to dissenters' rights under Indiana law. See "The Centillion Merger - Centillion Common Stock" page __.


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




                                   PROPOSAL I

                         THE CENTILLION MERGER PROPOSAL

Background of the Centillion Merger

         In July of 1998, the Board of Directors of CTIG decided to evaluate various alternatives to increase stockholder value. In connection with evaluating such alternatives, the Board of Directors engaged Sokoloff & Co. as financial advisors. Sokoloff & Co., in turn, solicited various parties which it thought might be interested in either making an investment in CTIG or forming a strategic alliance. Management of CTIG met with management of several competitors to discuss the possibility of a merger, acquisition, sale or investment. This search continued for a period of approximately 12 months. However, in the opinion of CTIG management, none of the companies provided the right strategic fit or offered stockholders adequate value.

         After developing a new business plan, and conducting further negotiations with several potential investors and strategic partners, senior management of CTIG met with members of the management of Centillion, whom they had initially met several years earlier, to discuss a possible strategic alliance. Centillion had significant capital reserves and would be able to provide at least $5 million in cash to CTIG in connection with a possible business combination. In addition, Centillion's patented Smart Bill billing analysis software provided a "bridge" to CTIG's Neptune(TM) billing software and billing analysis core competencies. The combination of the companies' respective competencies would enable the merged company to provide a complete billing and billing analysis solution to customers and pursue a "convergent billing" strategy. Because of Centillion's ability to provide cash to CTIG, and because of the perceived synergistic fit between the two businesses, CTIG management decided that a potential merger with Centillion was the best strategic alternative to be pursued.

         In November, 1999, representatives of CTIG, Sokoloff & Co., and Klehr, Harrison, Harvey, Branzburg & Ellers LLP (outside counsel for CTIG) met with representatives of Centillion and its outside counsel, Blank Rome Comisky & McCauley LLP. After substantial discussion, these parties reached a basis of understanding for a proposed merger of CTIG and Centillion, subject to satisfactory due diligence, finalization of certain economic terms and negotiation of a definitive merger agreement.

         On December 6, 1999, CTIG management reviewed the terms of the proposed merger with its Board of Directors. Following this review, the Board authorized management to continue to pursue a possible merger with Centillion.

         In mid-to-late December, 1999, the parties began a review of definitive documentation and commenced a comprehensive due diligence review, which process lasted through most of January, 2000.

         On February 3, 2000, the Board of Directors of CTIG, after receiving all documentation relating to the proposed merger, and after receiving a preliminary fairness opinion issued by First Colonial Securities Group, Inc., authorized the execution and delivery of the Centillion Merger Agreement.

Recommendation of the Board of Directors of CTIG; Reasons for the Centillion Merger

         The CTIG Board of Directors believes that the terms of the Centillion Merger are fair to, and in the best interests of, CTIG and its stockholders. Accordingly, the CTIG Board of Directors has approved and adopted the Centillion Merger Agreement and the transactions contemplated thereby and recommends its approval and adoption by the stockholders of CTIG.

         The CTIG Board of Directors believes that the Centillion Merger represents the best available strategic alternative for CTIG. It believes that by combining CTIG's strengths in front-end call tracking, accounting and general

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



billing, with Centillion's strengths in billing analysis and its favorable financial position, a new company will be created which will have a better, more competitive position. The CTIG Board of Directors believes that the resulting company will be able to offer a more complete billing solution to its customers, and lay the foundation for a convergent billing strategy, which would allow its customers to receive a single bill for their usage of local and long distance telephone service, internet, cellular phone, and other media, to track and analyze these various forms of communications media in conjunction with one another, and to view this bill in near-real time via the Internet. See "The Resulting Company."

         In reaching its determination to approve the Centillion Merger Agreement and recommend approval of the Centillion Merger to the CTIG stockholders, the CTIG Board of Directors considered the information presented to it by CTIG's management, as well as CTIG's professional advisors, and weighed the positive and countervailing factors associated with the Centillion Merger. The factors considered by the CTIG Board of Directors included, without limitation:

         (i) CTIG's Business. The CTIG Board of Directors considered historical and prospective information concerning the financial condition, results of operations and business of CTIG, including in particular, the cash flow needs of the business and its cash position. The CTIG Board of Directors also considered the current state (and its perception of the future state) of the domestic and international telecommunications billing and billing analysis industry and the economic and market conditions relating to this industry. CTIG's management and professional advisors made several presentations to the CTIG Board of Directors providing it with operational, financial and legal information concerning CTIG and its future prospects. The CTIG Board of Directors considered the strategic theoretical alternatives available to CTIG in lieu of the Centillion Merger, including maintaining the status quo, seeking to remain independent through alternative financing or partnership transactions, seeking to sell CTIG for cash, or to another third party for stock, as well as the likelihood of being able to pursue any such alternatives to a successful conclusion.

         (ii) Centillion Business. The CTIG Board of Directors considered the operational, financial and legal due diligence materials provided to it by CTIG's management and professional advisors concerning Centillion. Such due diligence included historical and prospective information regarding the results of operations, financial condition and business of Centillion and the current state (and its perception of the future state) of the telecommunications billing and billing analysis industry. Factors included in evaluating Centillion included, among other things: its strong balance sheet position, its patented Smart Bill technology, and the expertise of its management in the telecommunications billing industry.

         (iii) Opinion of First Colonial Securities Corporation. The CTIG Board of Directors considered the presentation of First Colonial Securities Corporation, and First Colonial's preliminary opinion, delivered on December 6, 1999, and finalized as of April 5, 2000, that as of such dates, the transaction was fair, from a financial point of view, to the holders of CTIG Common Stock. See "Fairness Opinion of First Colonial Securities Group," attached as Annex F to this Joint Proxy Statement/Prospectus. A copy of such written opinion, which sets forth the assumptions made, matters considered and limitations on the review undertaken is attached as Annex F to this Joint Proxy Statement/Prospectus and is incorporated herein by reference.

         (iv) Strategic Merits of the Centillion Merger. The CTIG Board of Directors approved the Centillion Merger based upon its assessment of the strategic merits of the Centillion Merger as well as its assessment of the likelihood that other strategic and financing alternatives, which had been pursued by CTIG over the course of the 1999 calendar year, would come to fruition. The strategic merits of the Centillion Merger, as assessed by the CTIG Board of Directors, include, but are not limited to, that:

                  o Centillion would provide CTIG with substantial working capital to enable CTIG to increase its marketing, product development and customer support activities;

                  o Centillion's strengths in billing analysis would complement CTIG's strengths in front-end call tracking and accounting, as well as general billing; and

                  o Centillion would provide greater management depth to CTIG, with substantial experience in the telecommunications billing industry.

         (v) Structure of Centillion Merger; Terms of the Centillion Merger Agreement. The CTIG Board of Directors considered the terms of the Centillion Merger Agreement and its legal and tax implications. The CTIG Board of Directors considered the size of the termination fee payable, in certain circumstances, by CTIG under the Centillion Merger Agreement and also considered the number of shares of CTIG Stock which would be exchanged for the number of shares of Centillion Stock. The CTIG Board of Directors considered that the Centillion Merger is expected to be accounted for as a purchase of CTIG by Centillion and is expected to be a tax free exchange by Centillion's stockholders for federal income tax purposes. The Board also considered that 3,215,100 shares of Class A Common Stock will be held in escrow for three years and released depending upon CTIG continuing to realize revenue from Centillion's largest customers or from any business that CTIG may derive from defendants in certain patent infringement actions brought by Centillion.

         (vi) Countervailing Considerations. The CTIG Board of Directors also seriously considered certain factors which may be characterized as countervailing considerations, including, but not limited to:

                  (a) The change in control that will result from current stockholders of Centillion owning 66% of the outstanding shares of CTIG, including the fact that after the Centillion Merger, one stockholder, Mr. Salah Osseiran, will control approximately 56% of the outstanding shares of CTIG;

                  (b) The change in the composition of the Board of Directors of CTIG, which will result in former Centillion directors constituting a majority of the Directors of CTIG;

                  (c) The risks inherent in attempting to successfully integrate the management of CTIG and Centillion into an effective organization;

                  (d) The possibility that key employees and members of the management of CTIG may not be willing to stay on pending the consummation of the Centillion Merger and, therefore, may leave CTIG; and

                  (e) Approximately 82% of the gross revenues of Centillion's billing business are derived from a single customer. The contract between Centillion and this customer expires on September 20, 2000. If this customer chooses not to renew its contract, such revenues would be difficult to replace.


         The foregoing discussion of the information and factors considered and given weight by the CTIG Board of Directors is not intended to be exhaustive but is believed to include the material factors considered by the CTIG Board of Directors. In addition, in reaching the determination to approve and recommend approval and adoption of the Centillion Merger Agreement, in view of the wide variety of factors considered in connection with its evaluation of the Centillion Merger, the CTIG Board of Directors did not assign any relative or specific weights to the foregoing factors. The CTIG Board of Directors did not attempt to analyze the fairness of the number of shares being issued to Centillion stockholders in isolation from the considerations as to the businesses of CTIG and Centillion, the strategic merits of the Centillion Merger or the other considerations referred to above. The CTIG Board of Directors did, however, take into account, and placed reliance upon, the analyses performed by, and the opinion rendered by, First Colonial Securities Group, Inc. as to the fairness, from a financial point of view, of the number of shares being issued to Centillion stockholders. The CTIG Board of Directors also did not distinguish between factors that support a determination that the Centillion Merger is "fair" and factors that support a determination that the Centillion Merger is in the "best interests" of CTIG's stockholders.

         THE CTIG BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE CENTILLION MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND BELIEVES THAT THE TERMS OF THE CENTILLION MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, CTIG AND ITS STOCKHOLDERS. THE CTIG BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE CENTILLION MERGER AGREEMENT.

Recommendation of the Board of Directors of Centillion

         Centillion. The Centillion Board of Directors has determined and believes that the terms of the Centillion Merger are fair to, and in the best interests of, Centillion and its stockholders. Accordingly, the Centillion Board of Directors has approved and adopted the Centillion Merger Agreement and the transactions contemplated thereby and recommends its approval and adoption by the stockholders of Centillion.

         In reaching its determination, the Centillion Board of Directors consulted with Centillion management, as well as its legal counsel and financial advisor, and considered a number of positive and countervailing factors, including:

         (i) International Growth. The Centillion Board of Directors realized that the telecommunications billing and billing services is increasingly global in nature. A merger with CTIG would allow Centillion, through CTIG's European subsidiary, to provide products and services internationally.

         (ii) Strategic Combination. The Centillion Board of Directors considered that the Centillion Merger would combine CTIG's strengths in front-end call tracking, accounting and general billing, with Centillion's strengths in billing analysis and its strong balance sheet position. The Centillion Board of Directors believes that the resulting company will be able to offer a more complete billing solution to its customers, and lay the foundation for a convergent billing strategy, which would potentially allow customers to track all of their telecommunications billing data on a single bill, and in near-real time.

         (iii) Liquidity of Shares. Because CTIG is a public company and its shares are publicly traded, the Centillion Merger will provide liquidity to Centillion Stockholders, who will own shares of CTIG after the Centillion Merger.

         (iv) Terms of the Merger. Pursuant to the Centillion Merger Agreement, Centillion stockholders will be receiving a controlling number of shares of CTIG, and representation by a majority of directors on the Board of Directors and Executive Committee of CTIG after the Centillion Merger. In addition, Centillion stockholders will receive Class B Common Stock of CTIG, which will serve as a tracking stock to ensure that Centillion stockholders get full value for patent claims which Centillion currently has against several telecommunications companies.

         (v) Management and Ownership of CTIG. After the Centillion Merger, Centillion stockholders will be receiving shares of CTIG, and the resulting company will be controlled by Centillion.

         (vi) Integration of Operations. As described above, the Centillion Board of Directors considered the extent to which the Centillion Merger would provide opportunities for revenue growth that might not otherwise be available. However, the Centillion Board of Directors also took into account that the Centillion Merger involves the integration of two companies that have previously operated independently. The Centillion Board of Directors considered as a negative factor the possibility that the resulting company will not be able to integrate the respective operations of Centillion and CTIG without encountering difficulties or experiencing the loss of key Centillion or CTIG personnel and the possibility that the benefits expected from such integration will not be realized. In addition, the Centillion Board of Directors considered the possibility that the resulting company will not be able to realize anticipated operating synergies and certain strategic advantages from the Centillion Merger.

         (vii) Certain Risks. The Centillion Board also considered various risks of the transaction, including those set forth herein under "Risk Factors", and determined that the potential benefit outweighed such risks.

         (viii) Reduction in Overhead. The Centillion Board believes that the combined companies should be able to reduce corporate overhead costs by combining accounting, financial, legal, human resources and other corporate overhead.

         (ix) Due Diligence. The Centillion Board considered the results of the due diligence review of CTIG.

         (x) Countervailing Considerations. The Centillion Board of Directors also seriously considered certain factors which could negatively impact CTIG in the future. These factors include (i) the fact that CTIG generates approximately 5% of its revenue from a single customer, the loss of which would have an impact on its business, (ii) CTIG's historical operating losses, (iii) the fact that CTIG is a public company, which involves certain risks and responsibilities which are not inherent in a privately-held company such as Centillion, and (iv) the fact that a substantial percentage of CTIG's revenues are generated from international operations, involving certain risks such as currency fluctuations, global economic conditions, and political risks. These factors were considered in the context of the overall transaction and the Centillion Board of Directors, while acknowledging the risks, still believed that the overall transaction is fair to Centillion stockholders and provides Centillion stockholders with the greatest opportunity for increasing value.

         The foregoing discussion of the information and factors considered and given weight by the Centillion Board of Directors is not intended to be exhaustive but is believed to include all material factors considered by the Centillion Board of Directors. In addition, in reaching the determination to approve and recommend approval and adoption of the Centillion Merger Agreement, in view of the wide variety of factors considered in connection with its evaluation thereof, the Centillion Board of Directors did not assign any relative or specific weights to the foregoing factors, and individual directors may have given differing weights to the different factors. In determining that the terms of the Centillion Merger are fair to, and in the best interests of, Centillion and its stockholders, the Centillion Board of Directors considered all of the foregoing factors, including, with respect to its analysis of the fairness of the number of shares of CTIG being received by Centillion stockholders in exchange for their shares of stock of Centillion, from a financial point of view, the oral presentations by Centillion's executive management regarding its independent financial analysis of Centillion and CTIG. However, the Centillion Board of Directors did not distinguish between factors that support a determination that the Centillion Merger is "fair" and factors that support a determination that the Centillion Merger is in the "best interests" of Centillion's stockholders.

         THE CENTILLION BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE CENTILLION MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND BELIEVES THAT THE TERMS OF THE CENTILLION MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, CENTILLION AND ITS STOCKHOLDERS. THE CENTILLION BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE CENTILLION MERGER AGREEMENT.

Opinion of Financial Advisor to CTIG

         In February, 2000, CTIG engaged First Colonial Securities Group, Inc. ("First Colonial"), an investment banking firm, to act as its exclusive financial advisor in connection with the proposed merger of CTIG and Centillion and to render an opinion as to the fairness from a financial point of view to the holders of outstanding shares of CTIG common stock of the consideration to be received by such stockholders. First Colonial was selected by the CTIG Board of Directors based on First Colonial's qualifications, expertise and reputation. First Colonial rendered its oral opinion, subsequently confirmed in writing on April 5, 2000, to the CTIG Board of Directors that, as of such date, the consideration to be received by CTIG shareholders in the Centillion Merger is fair from a financial point of view to the holders of outstanding shares of CTIG common stock.

         The full text of the opinion delivered by First Colonial to the CTIG Board of Directors, dated April 5, 2000, which sets forth the assumptions made, general procedures followed, matters considered, and limitations on the scope of the review undertaken by First Colonial in rendering its opinion, is attached as Annex F to this Joint Proxy Statement/Prospectus. First Colonial's opinion is directed only to the fairness, from a financial point of view, of the consideration to be received by the holders of CTIG Common Stock and does not constitute a recommendation to any CTIG stockholder as to how such stockholder should vote with respect to the proposed transaction. The summary of First Colonial's fairness opinion set forth below is qualified in its entirety by reference to the full text of the fairness opinion. CTIG stockholders are urged to read the opinion carefully in its entirety.

         In reviewing the proposed transaction, and in arriving at its opinion, First Colonial, among other things:

         o reviewed the available consolidated financial statements of Centillion for recent years and interim periods to date and certain other relevant financial and operating data of Centillion made available to First Colonial by Centillion and CTIG;

         o discussed the business, financial condition and prospects of Centillion with certain members of its senior management;

         o reviewed the publicly available consolidated financial statements of CTIG for recent years and interim periods to date and certain other relevant financial and operating data of CTIG made available to First Colonial from published sources;

         o reviewed certain internal financial and operating information relating to CTIG prepared by senior management of CTIG;

         o discussed the business, financial condition and prospects of CTIG with certain members of its senior management;

         o reviewed the recent reported prices and trading activity for the common stock of CTIG and compared such information and certain financial information for CTIG and Centillion with similar information for certain other companies engaged in the businesses that First Colonial considered comparable;

         o reviewed the financial terms, to the extent publicly available, of certain merger and acquisition transactions that First Colonial considered comparable;

         o reviewed the Centillion Merger Agreement and related employment agreement and Promissory Notes;

         o performed such other analyses and examinations and considered such other information, financial studies, analyses and investigations and financial, economic and market data as First Colonial deemed relevant.

         First Colonial did not independently verify any of the information concerning CTIG or Centillion in connection with its review of the proposed transaction and for purposes of its opinion. First Colonial assumed and relied upon the accuracy and completeness of all such information. In connection with its opinion, First Colonial did not prepare or obtain any independent valuation or appraisal of any of the assets or liabilities of CTIG or Centillion. With respect to the financial forecasts and projections used in its analyses, First Colonial assumed that they reflected the best currently available estimates and judgments of the expected future financial performance of CTIG and Centillion. For the purposes of its opinion, First Colonial also assumed that neither CTIG nor Centillion was a party to any pending transactions, including external financings, recapitalizations or material merger discussions, other than the proposed transaction and those activities undertaken in the ordinary course of conducting their respective businesses. For purposes of its opinion, First Colonial assumed that the proposed transaction would qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended, for the CTIG stockholders and that the proposed transaction will be accounted for as a purchase.

         First Colonial's opinion is necessarily based upon market, economic, financial and other conditions as they existed and can be evaluated as of the date of the opinion and any subsequent change in conditions would require a reevaluation of the opinion.

         The following is a brief summary of certain financial analyses performed by First Colonial in connection with providing its opinion to the CTIG Board of Directors on April 5, 2000. The summary of the First Colonial analyses set forth below does not purport to be a complete description of the presentation by First Colonial to the CTIG Board of Directors.

Pro Forma Ownership

         Based on the projections for CTIG for the period January 1, 1999 through December 31, 2002 provided by the management of CTIG the projections for Centillion for the period January 1, 2000 through December 31, 2004, each company's relative contribution to the combined entity's balance sheet and the estimates by the management of both companies as to the potential cost savings anticipated to result from the Centillion Merger, First Colonial compared the estimated implied equity value of a share of CTIG with the theoretical implied equity value of a share of CTIG common stock in the combined company. In its analysis, First Colonial made the following assumptions: (i) CTIG will maintain its roughly $2 million of net operating loss carry forward (ii) Centillion achieves its revenue threshold to receive the full 3,215,100 escrowed shares
(iii) no accounting for potential recoverable patent infringement claims and
(iv) Centillion achieving $3.7 million in 1999 operating income and contributing at least $8 million in cash to the combined entity's balance sheet. Based upon such assumptions and estimates, including all potential cost savings, synergies and strategic benefits expected by the management of both companies, First Colonial noted that the Centillion Merger would result in a theoretical implied equity per share price of $2.91 to $4.85. Therefore, when compared to the theoretical implied equity value of a share of CTIG common stock prior to the Centillion Merger of $1.35 to $2.25, the Centillion Merger should result in per share value accretion for current holders of CTIG common stock of between 5.8% and 76%.

Analysis of Publicly Traded Companies Comparable to Centillion

         Using published Wall Street estimates and First Colonial research, First Colonial compared, among other things, certain financial, trading and valuation statistics and projected revenues for calendar year 2000 as well as resulting multiples for Centillion to corresponding measures for publicly traded companies that First Colonial considered comparable to Centillion. The companies that First Colonial considered comparable to Centillion were:

   Billing Concepts       Telespectrum Worldwide        Teletech Holdings
   TCSI Group             Boston Communication          Objective Systems
   Clarify                Convergys                     Amdocs Ltd.
   Remedy                 Siebel Systems                Management Network Group

         First Colonial determined the implied equity value of Centillion, not taking into consideration potential recoverable payments for the tracked assets' patent infringement claims, to be in the range of $26.75 million to $48.15 million by applying revenue multiples of Centillion and such comparable companies to projected calendar year 2000. Using First Colonial research, First Colonial calculated the multiples of market value to projected 2000 revenues. With respect to all companies deemed comparable, this analysis yielded the following multiples: a range of 2.5x to 4.5x projected calendar year 2000 revenues. As of March 31, 2000, the proposed transaction values Centillion at $39 million, or 3.64x the projected 2000 revenues, within the stated range of industry standards for comparables.

Analysis of Selected Mergers and Acquisitions Transactions

         First Colonial compared the proposed transaction with selected mergers and acquisitions of comparable companies within the industry. This analysis included seven transactions involving companies in the industry announced since September 1999. No company or transaction used in the above analyses is identical to the proposed transaction and participants. In examining these transactions, First Colonial analyzed, among other things, the multiples of offer prices to revenues for the last 12-month period and the multiples of offer prices to projected EBIT for the years 2000 and 2001.

         First Colonial's analysis found that for these transactions the multiples of offer prices to revenues for the last 12-month period yielded a range of 3x to 5x revenue. Using this range, the implied equity value of Centillion using this method of analysis yielded a range of $32.4 million to $54 million. As of March 31, 2000, the proposed transaction values Centillion at $39 million, or 3.61x trailing 12-month revenues, within the stated range of industry standards for comparables.

         First Colonial's analysis found that for these transactions the multiples of offer prices to projected 2000 EBIT yielded a range of 12x to 20x projected 2000 EBIT. Using this range, the implied equity value of Centillion using this method of analysis yielded a range of $27.6 million to $46 million. As of March 10, 2000, the proposed transaction values Centillion at $39 million, or 16.9x projected 2000 EBIT, within the stated range of industry standards for comparables.

         In addition, it should be noted that this analysis does not take into consideration the considerable amount of goodwill that CTIG will assume in the proposed transaction. It is currently anticipated that CTIG will assume $25,121,697 of goodwill which will be amortized over a seven year period, or approximately $3.58 million per year. If additional analyses were performed to incorporate this data, the resulting analyses might result in implied equity per share prices that are significantly different from those found using different analyses. For more information, please see "Rick Factors - Risk Relating to the Mergers - Creation of Goodwill."

Other Analyses

         First Colonial conducted other analyses as it deemed necessary, including reviewing historical and projected financial and operating data for CTIG and Centillion as well as trading data for CTIG. In addition, First Colonial analyzed information pertaining to the estimated revenues for each of the entities and assessing future growth and acquisition opportunities for each of the companies.

         The preparation of a fairness opinion is a complex process and involves various judgments and determinations as to the most appropriate and relevant assumptions and financial analyses and the application of these methods to the particular circumstances involved. Such an opinion is therefore not readily susceptible to partial analysis or summary description. Taking portions of the analyses set out above, without considering the analysis as a whole, would, in the view of First Colonial, create an incomplete and misleading picture of the processes underlying the analyses considered in rendering the First Colonial opinion. First Colonial did not form an opinion as to whether any individual analysis or factor, positive or negative, considered in isolation, supported or failed to support the First Colonial opinion. In arriving at this opinion, First Colonial considered the results of its separate analyses and did not attribute particular weight to any one analysis or factor considered by it, but rather made qualitative judgments as to the significance and relevance of each analysis and factor. The analyses performed by First Colonial, particularly those based on estimates and projections, are not necessarily indicative of actual values or actual future results, which may be significantly more or less favorable than suggested by such analyses. Such analyses were prepared solely as part of the First Colonial analysis of the fairness to CTIG shareholders, from a financial point of view, of the financial terms of the transaction.

         The foregoing description of First Colonial's opinion is qualified in its entirety by reference to the full text of the opinion that is attached as Annex F to this Joint Proxy Statement/Prospectus.

Interests of First Colonial in the Centillion Merger

         First Colonial, as part of its investment banking services, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, strategic transactions, corporate restructurings, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. First Colonial was engaged by CTIG in February 2000 to render a fairness opinion to the Board of CTIG, as to the fairness from a financial standpoint to the shareholders of CTIG, the proposed transaction

         Pursuant to the engagement letter dated February 2, 2000, CTIG agreed to pay First Colonial a fee of $60,000 upon consummation of the Centillion Merger, of which $20,000 has been paid to date. The balance of $40,000 is due upon closing of the proposed transaction as well as reimbursement to First Colonial for its reasonable out of pocket expenses. CTIG has agreed to indemnify First Colonial against certain liabilities under the federal securities laws or relating to or arising out of First Colonial's engagement.

Interests of Certain Persons in The Centillion Merger

         In considering the recommendations of the Board of Directors of CTIG with respect to the Centillion Merger, the holders of CTIG Stock should be aware that certain members of management of CTIG and of the CTIG Board of Directors have interests in the Centillion Merger that are different from, or in addition to, the interests of the holders of CTIG stock generally. The Boards of Directors of each of CTIG and Centillion were aware of such interests and considered them, among other matters, in approving the Centillion Merger Agreement and the transactions contemplated thereby.

         Board Of Directors, Committees and Management of CTIG after the Centillion Merger. As provided in the Centillion Merger Agreement, upon the Centillion Merger, the CTIG Board of Directors will initially consist of seven directors, three of which will be designated by CTIG and four of which will be designated by Centillion. The CTIG Board will be divided into three classes for purposes of their initial terms (See "Approval of an Amendment to CTIG's Articles of Incorporation- Restructure of Board of Directors"). All seven of the individuals served previously on the Board of Directors of either CTIG or Centillion, and are receiving their appointments as a result of the Centillion Merger Agreement. As Board members, these individuals, other than CTIG's Chief Executive Officer, will receive directors' fees, and they will be eligible to participate in the CTIG Stock Option and Restricted Stock Plan. After the Centillion Merger, members of CTIG's Board of Directors will receive certain compensation in the form of options to acquire shares of CTIG Class A Common Stock and cash as more fully described in "The Resulting Company-Executive Compensation" on page __.

         Indemnification of Directors and Officers of CTIG and Centillion. The Centillion Merger Agreement provides that upon consummation of the Centillion Merger, CTIG will indemnify and hold harmless each present and former directors and officers of CTIG and Centillion and its subsidiaries to the extent permitted under the organizational documents of those companies with respect to matters existing or occurring at or prior to the Centillion Merger, whether asserted or claimed prior to, at or after the Centillion Merger. The Centillion Merger Agreement also provides that if CTIG is a party to any business combination where it is not the surviving entity, it will make reasonable efforts to ensure that the surviving entity assumes such indemnification of Centillion officers and directors.

         Employment Agreement - Anthony P. Johns. Pursuant to the terms of the Centillion Merger Agreement, Mr. Johns and CTIG will execute an employment agreement to become effective upon consummation of the transactions contemplated by the Centillion Merger Agreement. Pursuant to this employment agreement, Mr. Johns will serve as President and Chief Executive Officer of CTIG for a period of 36 months following the Effective Time at an annual minimum salary of $250,000. Mr. Johns may also receive an annual cash bonus in the sole discretion of the Board of Directors of CTIG, which will be based on performance, profitability, or other factors. Mr. Johns will further be entitled to reimbursement of certain expenses relating to accommodations and transportation, as well as medical insurance, 401(k), and other such plans in which the company may participate. Additionally, the employment agreement provides for severance payments under certain circumstances of termination of Mr. Johns' employment, of 24 months salary, at his current salary at the time of the termination.

         In addition, the CTIG Board of Directors, in November, 1999, granted Mr. Johns options to purchase 300,000 shares of CTIG Common Stock at an exercise price of $1.09 per share in the event that CTIG enters into a merger agreement with Centillion. These options were granted to Mr. Johns in lieu of proceeds from a 5% profit share agreement entered into with CTIG during fiscal year 1998.

         Stock Options. The CTIG Stock Option and Restricted Stock Plan (the "Plan") provides for vesting of all issued CTIG stock options and a lifting of all restrictions on transfer of CTIG restricted stock upon a "change in control." The Centillion Merger will constitute a change in control under the Plan. As a result, all of the currently unvested options outstanding under the Plan, with the exception of the 300,000 options granted to Mr. Johns as described above, will become fully vested and immediately exercisable, and all restrictions on transfer of CTIG restricted stock issued under the Plan will be lifted upon consummation of the Centillion Merger. The treatment in the Centillion Merger of outstanding options and restricted stock under the Plan is described under "Proposal to Amend Stock Option and Restricted Stock Plan."

         Additionally, there are 155,000 options to purchase CTIG Common Stock which have been issued outside of the Plan. All of these options will vest and become immediately exercisable upon consummation of the Centillion Merger.

Accounting Treatment of the Centillion Merger

         It is anticipated that the Centillion Merger will be accounted for as a reverse acquisition of CTIG by Centillion. Under such method of accounting the legal acquirer, CTIG, will continue in existence as the legal entity whose shares represent the outstanding common stock of the combined company. In applying purchase accounting to a reverse acquisition, the assets and liabilities of the legal acquirer are revalued and the purchase price allocated to those assets and liabilities assumed.

Certain Federal Income Tax Consequences

         The following discussion summarizes the material Federal income tax consequences of the Centillion Merger that are generally applicable to CTIG, holders of CTIG Common Stock, Centillion and the holders of Centillion Common Stock. This discussion is based on currently existing provisions of the Internal Revenue Code (the "Code"), existing and proposed Treasury Regulations thereunder and the current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to CTIG, CTIG's stockholders, Centillion or Centillion's stockholders, as described herein.

         The following does not purport to deal with all aspects of Federal income taxation that may affect particular stockholders in light of their individual circumstances, and is not intended for stockholders subject to special treatment under the Federal income tax law (including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, foreign persons, stockholders who hold their stock as part of a hedge, appreciated financial position, straddle or conversion transaction, stockholders who do not hold their stock as capital assets and stockholders who have acquired their stock upon the exercise of employee options or otherwise as compensation). In addition, the discussion below does not consider the effect of any applicable state, local or foreign tax laws. ACCORDINGLY, CTIG AND CENTILLION STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES OF THE MERGER TO THEM, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE MERGER IN THEIR PARTICULAR CIRCUMSTANCES. THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS NOT INTENDED AND SHOULD NOT BE CONSIDERED TAX ADVICE.

         Neither CTIG nor Centillion has requested or will request, a ruling from the IRS with regard to any of the Federal income tax consequences of the Centillion Merger. As a condition to CTIG's and Centillion's obligation to consummate the Centillion Merger, since the date of the Centillion Merger Agreement, there is not to have been any changes in the facts, circumstances or applicable federal tax laws that would negatively impact the treatment of the Centillion Merger for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code, and at the Effective Time, the price of CTIG's Common Stock is not to be below $1.26 per share.

         Treatment Of CTIG. No income, gain or loss should be recognized by CTIG upon the consummation of the Centillion Merger. Accordingly, no income, gain or loss should be recognized for federal income tax purposes by CTIG upon the issuance of the Class A Common Stock to the Centillion stockholders in exchange for all of the issued and outstanding Common Stock of Centillion. In addition, no income, gain, or loss should be recognized for Federal income tax purposes by CTIG upon the issuance of the Class B Common Stock to the Centillion stockholders in exchange for all of the issued and outstanding Common Stock of Centillion or upon the conversion of the Class B Common Stock to Class A Common Stock.

         Treatment Of Holders of CTIG Common Stock. No income, gain or loss will be recognized by the holders of CTIG Common Stock upon the consummation of the Centillion Merger. Accordingly, no income, gain or loss will be recognized for Federal income tax purposes by the holders of CTIG Common Stock upon CTIG's issuance of the Class A Common Stock to the Centillion stockholders in exchange for all of the issued and outstanding Common Stock of Centillion. In addition, no income, gain, or loss will be recognized for Federal income tax purposes by the holders of CTIG Common Stock upon CTIG's issuance of the Class B Common Stock to the Centillion stockholders in exchange for all of the issued and outstanding Common Stock of Centillion or upon the conversion of the Class B Common Stock to Class A Common Stock.

         Treatment Of Holders Of Centillion Common Stock. Centillion stockholders should not recognize any gain or loss upon the receipt of CTIG Class A Common Stock or CTIG Class B Common Stock in exchange for Centillion Common Stock (except as otherwise discussed below with respect to cash received in lieu of fractional shares). Centillion stockholders should have a tax basis in the CTIG stock received in the exchange equal to the tax basis of the Centillion Common Stock exchanged therefor. The holding period of the CTIG stock received in the exchange in the hands of the Centillion stockholders should include the period during which such stockholders held the Centillion Common Stock exchanged therefor to the extent that such Centillion Common Stock was held as a capital asset by the Centillion stockholder.

         Cash In Lieu Of Fractional Shares. Any cash received in lieu of the fractional shares will generally be treated as having been paid to a Centillion stockholder as a distribution in redemption of such fractional share interest in accordance with the provisions of Section 302(a) of the Code. In that event, a Centillion stockholder will generally recognize taxable gain to the extent that the amount paid in exchange for such fractional share interest exceeds the Centillion stockholder's tax basis in the fractional shares treated as having been redeemed by CTIG.

         Net Operating Loss Limitations. For a discussion of limitations on the use of CTIG's net operating losses, see "Risk Factors-- Risks Relating to the Centillion Merger."

         Reporting Requirements and Backup Withholding. Each holder of Centillion Common Stock receiving CTIG Class A Common Stock or CTIG Class B Common Stock, as the case may be, as a result of the Centillion Merger will be required to retain certain records and file with its Federal income tax return a statement setting forth certain facts relating to the Centillion Merger.

         Backup withholding at the rate of 31% may apply with respect to certain payments unless the recipient (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A stockholder who does not provide CTIG with its correct taxpayer identification number may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the stockholder's federal income tax liability provided that certain required information is furnished to the IRS.

         CTIG will report to stockholders of CTIG and to the IRS the amount of "reportable payments" and any amount withheld with respect to CTIG Class A Common Stock and CTIG Class B Common Stock during each calendar year.

         Exercise of CTIG and Centillion Dissenters' Rights. Holders of both CTIG and Centillion Stock who exercise their statutory dissenters' rights will recognize gain or loss equal to the difference between their tax basis in their stock and the amount of cash they receive in exchange for that stock. See "The Centillion Merger-- Appraisal Rights."

         EACH HOLDER OF CTIG COMMON STOCK AND CENTILLION COMMON STOCK IS URGED TO CONSULT THEIR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE CENTILLION MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL OR FOREIGN TAX LAWS.

Listing of CTIG Class A Common Stock

         CTIG Common Stock currently is listed on the Over-the-Counter Bulletin Board. At the time of the Centillion Merger, CTIG will attempt to have its Class A Common Stock listed on the NASDAQ National Market.

         HOLDERS OF CENTILLION COMMON STOCK SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM AMERICAN STOCK TRANSFER, THE EXCHANGE AGENT THEREFOR.

Resales of CTIG Common Stock Issued in Connection with the Merger; Affiliate Agreements

         CTIG Class A Common Stock issued in connection with the Mergers will be freely transferable, except that shares of CTIG Common Stock received by persons who are deemed to be "affiliates" (as such term is defined by Rule 144 under the Securities Act of 1933, as amended (the "Securities Act")) of CTIG or Centillion at the Effective Time may be resold by them only in transactions permitted by the resale provisions of Rule 145 under the Securities Act or as otherwise permitted under the Securities Act.

Appraisal Rights

         CTIG Common Stock. Holders of CTIG Common Stock who do not vote for the approval and adoption of the Centillion Merger Agreement at the CTIG Special Meeting and who otherwise comply with the applicable statutory procedures of
Section 262 of the Delaware General Corporation Law ("DGCL") summarized herein may be entitled to appraisal rights under Section 262. In order to exercise and perfect appraisal rights, the record holder of CTIG Common Stock must follow the steps summarized below properly and in a timely manner. A person having a beneficial interest in shares of CTIG Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights.

         Section 262 of the DGCL is reprinted in its entirety as Annex G to this Joint Proxy Statement/ Prospectus. Set forth below is a summary description of
Section 262. The following summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Annex G. All references in Section 262 and this summary to "Holder" are to the record holder of the shares of CTIG Common Stock immediately prior to the Effective Time as to which appraisal rights are asserted. Failure to comply strictly with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights.

         Under the DGCL, holders of CTIG Common Stock who follow the procedures set forth in Section 262 will be entitled to have their shares appraised by the Delaware Court of Chancery (the "Delaware Court") and to receive payment in cash of the "fair value" of such shares, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, as determined by such court.

         Under Section 262, where a proposed Merger is to be submitted for approval at a meeting of stockholders, as in the case of the CTIG Special Meeting, the corporation, not less than 20 days prior to such meeting, must notify each of its stockholders who was a stockholder on the record date with respect to such shares for which appraisal rights are available, that appraisal rights are so available, and must include in each such notice a copy of Section
262. This Joint Proxy Statement/Prospectus constitutes such notice to the holders of CTIG Common Stock and Section 262 of the DGCL is attached to this Joint Proxy Statement/Prospectus as Annex G. Any Holder who wishes to exercise such appraisal rights or who wishes to preserve his right to do so should review the following discussion and Annex G carefully, because failure to timely and properly comply with the procedures specified will result in the loss of appraisal rights under the DGCL.

         A Holder wishing to exercise appraisal rights (a) must not vote for the approval and adoption of the Merger Agreement and (b) must deliver to CTIG, before the vote or the proposal to approve and adopt the Merger Agreement, a written demand for appraisal of such holder's shares of CTIG Common Stock. A Holder who signs and returns a proxy card without expressly directing that his or her shares of CTIG Common Stock be voted against the Merger Agreement will effectively waive his, her or its appraisal rights because such shares represented by the proxy card will be voted for the approval and adoption of the Merger Agreement. Accordingly, a Holder who desires to exercise and perfect appraisal rights with respect to any of his or her shares of CTIG Common Stock must either (i) refrain from executing and returning the enclosed proxy card and from voting in person in favor of the proposal to approve the Merger Agreement, or (ii) check either the "Against" or the "Abstain" box next to the proposal on such card or affirmatively vote in person against the proposal or register in person an abstention with respect thereto. A vote or proxy against the Merger Agreement shall not, in and of itself, constitute a demand for appraisal.

         A demand for appraisal will be sufficient if it reasonably informs CTIG of the identity of the Holder and that such Holder intends thereby to demand appraisal of such holder's shares of CTIG Common Stock. This written demand for appraisal must be separate from any proxy or vote abstaining from or voting against the approval and adoption of the Merger Agreement. A Holder wishing to exercise appraisal rights must be the record Holder of such shares of CTIG Common Stock on the date the written demand for appraisal is made and must continue to hold such shares through the Effective Time. Accordingly, a holder who is the record holder of shares of CTIG Common Stock on the date the written demand for appraisal is made, but who thereafter transfers such shares prior to the Effective Time, will lose any right to appraisal in respect of such shares.

         Only a Holder of record of shares of CTIG Common Stock is entitled to assert appraisal rights for the shares of CTIG Common Stock registered in that Holder's name. A demand for appraisal should be executed by or on behalf of the Holder of record, fully and correctly, as the Holder's name appears on the stock certificates and must state that such person intends thereby to demand appraisal of his, her or its shares of CTIG Common Stock. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of the demand for appraisal should be made in that capacity, and if the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or on behalf of all joint owners. An authorized agent, including one for two or more joint owners, may execute the demand for appraisal on behalf of a Holder of record; however, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for such owner or owners.

         A record holder such as a broker who holds shares as nominee for several beneficial owners may exercise appraisal rights with respect to the shares of CTIG Common Stock held for one or more beneficial owners while not exercising such rights with respect to the shares held for other beneficial owners; in such case, the written demand should set forth the number of shares as to which appraisal is sought. Where the number of shares of CTIG Common Stock is not expressly stated, the demand will be presumed to cover all shares held in the name of the record owner. Holders of CTIG Common Stock who hold their shares in brokerage accounts or other nominee form and who wish to exercise appraisal rights are urged to consult with their brokers to determine the appropriate procedures for the making of a demand for appraisal by such nominee.

         All written demands for appraisal of shares must be mailed or delivered to: CTI Group (Holdings) Inc., 2550 Eisenhower Avenue, Norristown, Pennsylvania 19403, or should be delivered to the Secretary at the CTIG Special Meeting, prior to the vote on the Merger Agreements.

         Within ten days after the Effective Time, CTIG will notify each Holder who properly asserted appraisal rights under Section 262 and has not voted for the approval and adoption of the Merger Agreement as of the Effective Time.

         Within 120 days after the Effective Time, but not thereafter, CTIG or any Holder who has complied with the statutory requirements summarized above may file a petition in the Delaware Court demanding a determination of the fair value of the shares held by such Holder. If no such petition is filed, appraisal rights will be lost for all Holders who had previously demanded appraisal of their shares. CTIG is not under any obligation, and has no present intention, to file a petition with respect to appraisal of the value of the shares. Accordingly, Holders who wish to exercise their appraisal rights should regard it as their obligation to take all steps necessary to perfect their appraisal rights in the manner prescribed in Section 262.

         Within 120 days after the Effective Time, any Holder who has complied with the provisions of Section 262 will be entitled, upon written request, to receive from CTIG a statement setting forth the aggregate number of shares of CTIG Common Stock not voted in favor of the approval and adoption of the Merger Agreement and with respect to which demands for appraisal were received by CTIG, and the number of holders of such shares. Such statement must be mailed within ten days after the written request therefore has been received by CTIG.

         If a petition for an appraisal is timely filed and a copy thereof served upon CTIG, CTIG will then be obligated within 20 days to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of the Holders who have demanded appraisal of their shares and with whom agreements as to the value of their shares have not been reached. After notice to the holders of CTIG Common Stock as required by the Delaware Court, the Delaware Court is empowered to conduct a hearing on such petition to determine those holders of CTIG Common Stock who have complied with Section 262 and who have become entitled to appraisal rights thereunder. The Delaware Court may require the holders who demanded appraisal rights of their shares of CTIG Common Stock to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceeding; and if any Holder fails to comply with such direction, the Delaware Court may dismiss the proceedings as to such Holder.

         After determining which Holders are entitled to appraisal, the Delaware Court will appraise the "fair value" of their shares of CTIG Common Stock, exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. Holders considering seeking appraisal should be aware that the fair value of their shares as determined under Section 262 could be more than, the same as or less than the consideration they are entitled to receive pursuant to the Merger Agreement if they did not seek appraisal of their shares and that investment banking opinions as to fairness from a financial point of view are not necessarily opinions as to fair value under Section 262. In determining "fair value" of shares, the Delaware Court shall take into account all relevant factors. In Weinberger v. UOP, Inc., the Delaware Supreme Court has stated that such factors include "market value, asset value, dividends, earnings prospects, the nature of the enterprise and any other facts which were known or which could be ascertained as of the date of the Merger which throw any light on future prospects of the merged corporation." In Weinberger, the Delaware Supreme Court stated, among other things, that "proof of value by any techniques or methods generally considered acceptable in the financial community and otherwise admissible in court" should be considered in an appraisal proceeding. In addition, the Delaware Court has decided that the statutory appraisal remedy, depending on factual circumstances, may or may not be a dissenter's exclusive remedy.

         The Delaware Court will also determine the amount of interest, if any, to be paid on the amounts to be received by persons whose shares of CTIG Common Stock have been appraised. The costs of the action may be determined by the Delaware Court and taxed upon the parties as the Delaware Court deems equitable. The Delaware Court may also order that all or a portion of the expenses incurred by any Holder in connection with an appraisal, including without limitation, reasonable attorneys' fees and the fees and expenses of experts utilized in the appraisal proceeding, be charged pro rata against the value of all of the shares entitled to appraisal. In the absence of such determination or assessment, each party bears its own expenses.

         Any Holder who has duly demanded and perfected an appraisal in compliance with Section 262 will not, after the Effective Time, be entitled to vote his or her shares for any purpose or be entitled to the payment of dividends or other distributions thereon, except dividends or other distributions payable to holders of record of shares of CTIG Common Stock as of a date prior to the Effective Time.

         At any time within 60 days after the Effective Time, any Holder will have the right to withdraw his or her demand for appraisal and to accept the Merger consideration. After this period, a Holder may withdraw his or her demand for appraisal only with the written consent of CTIG. If no petition for appraisal is filed with the Delaware Court within 120 days after the Effective Time, a Holder's right to appraisal will cease and he or she will be entitled to receive the Merger consideration, without interest, as if he or she had not demanded appraisal of his or her shares. No petition timely filed in the Delaware Court demanding appraisal will be dismissed as to any Holder without the approval of the Delaware Court, and such approval may be conditioned on such terms as the Delaware Court deems just.

         If any Holder who properly demands appraisal of his or her shares of CTIG Common Stock under Section 262 fails to perfect, or effectively withdraws or loses, his right to appraisal, as provided in the DGCL, the shares of such Holder will be converted into the right to receive the consideration receivable with respect to such shares in accordance with the Merger Agreement. A Holder will fail to perfect, or effectively lose or withdraw, his right to appraisal if, among other things, no petition for appraisal is filed within 120 days after the Effective Time, or if the Holder delivers to CTIG a written withdrawal of his demand for appraisal. Any such attempt to withdraw an appraisal demand more than 60 days after the Effective Time will require the written approval of CTIG.

         HOLDERS OF CTIG COMMON STOCK DESIRING TO EXERCISE THEIR APPRAISAL RIGHTS MUST NOT VOTE IN FAVOR OF THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND MUST STRICTLY COMPLY WITH THE PROCEDURES SET FORTH IN SECTION 262 OF THE DGCL.

         FAILURE TO TAKE ANY REQUIRED STEP IN CONNECTION WITH THE EXERCISE OF APPRAISAL RIGHTS WILL RESULT IN THE TERMINATION OR WAIVER OF SUCH RIGHTS.

         Centillion Common Stock. Holders of shares of Centillion common stock are entitled to dissent and dissenter's rights under Indiana Code Section 23-1-44-1 through 23-1-44-20 of the Indiana Business Corporation Law (the "Indiana Dissenters Statute"). The following summary of the applicable provisions of the Indiana Dissenters Statute is not intended to be a complete statement of such provisions and is modified in its entirety by reference to the full text of the Indiana Dissenters Statute, which is attached as Annex H to this Joint Proxy Statement/Prospectus. A person having a beneficial interest in shares of Centillion Common Stock that are held of record in the name of another person, such as a bank, broker or other nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner if such person wishes to perfect any dissenters' rights such person may have. This discussion and Annex H should be reviewed carefully by any Stockholder of Centillion who wishes to exercise statutory dissenters' rights or who wishes to preserve the right to do so, because failure to strictly comply with any of the procedural requirements of the Indiana Dissenters' Statute may result in a termination or waiver of dissenters' rights under the Indiana Dissenters' Statute.

         Stockholders desiring to assert their dissenters' rights must deliver written notice to Centillion of their intent to demand payment in exchange for their shares in the event that the proposed action is effectuated prior to the vote on the proposed transaction, and such stockholders may not vote in favor of the action. Any stockholders who either vote in favor of the merger or do not satisfy this notice requirement will not be entitled to payment in return for their shares.

         If the merger is authorized at the Centillion Special Meeting, Centillion must give written notice to all dissenters who do not vote in favor of the transaction and have satisfied the written notification requirements. Such notice must be sent no later than ten (10) days after the proposed transaction is approved by the stockholders. Within thirty (30) days after the mailing of such notice, the dissenting Stockholder may make written demand on Centillion for payment of the fair value of his or her shares, certify that the Stockholder acquired beneficial ownership of the shares before the date of Centillion's notice to stockholders and submit any certificate(s) representing their shares to Centillion.

         As soon as the merger is finalized, Centillion will pay each dissenting Stockholder who has complied with the procedures set forth above the amount Centillion estimates to be the fair value of the dissenter's shares. The payment will be accompanied by (1) Centillion's balance sheet as of December 31, 1999, an income statement for that year, a statement of changes in stockholders equity for that year and the latest interim financial statements, if any, (2) a statement of Centillion's estimate of the fair value of the shares, and (3) a statement of the dissenter's right to demand payment under Section 18 of the Indiana Dissenters Statute.

         A dissenter may notify Centillion in writing of the dissenter's own estimate of the fair value of the dissenter's shares and demand payment of the dissenter's estimate (less any payment previously made by Centillion) if the dissenter believes that the amount paid by Centillion is less than the fair value of the dissenter's shares. This demand by the dissenter must be made within thirty (30) days after payment by Centillion of its estimated fair value of the shares, or the dissenter can no longer contest the amount paid.

         If Centillion and the dissenting Stockholder cannot then agree on the fair value of the shares, Centillion must commence an action in the Circuit or Superior Court of Marion County, Indiana requesting the court to determine the fair value of the shares. All dissenting stockholders must be made parties to the action and the court shall render judgment for value of the shares.

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         If Centillion fails to commence the above action within the sixty (60)
day period following the payment demand, it is required to pay each dissenter whose demand remains unsettled the amount demanded. The judgment of the court shall be for the fair value of the dissenter's shares plus interest to the extent such amount exceeds that previously paid. The court shall assess all costs of the proceeding including reasonable compensation expenses of appraisers appointed by the court against such parties as the court finds equitable. It may also assess costs of counsel and experts of a party against another party that the court finds acted arbitrarily, vexatiously or not in good faith.





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                         THE CENTILLION MERGER AGREEMENT


         The following is a summary of the material terms of the Centillion Merger Agreement, a copy of which is attached as Annex A to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. Such summary is qualified in its entirety by reference to the Centillion Merger Agreement. Holders of CTIG Common Stock and Centillion Common Stock are urged to read the Centillion Merger Agreement in its entirety for a more complete description of the terms and conditions of the Centillion Merger.

The Centillion Merger

         The Centillion Merger Agreement provides that, following the approval of the Centillion Merger by the holders of CTIG Common Stock and the holders of Centillion Common Stock and the satisfaction or waiver of the other conditions to the Centillion Merger, Centillion will merge with, and into, CTIG, with CTIG becoming the surviving corporation. The holders of Centillion Common Stock will become holders of CTIG Class A Common Stock and CTIG Class B Common Stock.

         If the Centillion Merger Agreement is approved by a majority of the holders of CTIG Common Stock and Centillion Common Stock, and the other conditions to the Centillion Merger are satisfied or waived, the closing will take place no later than two business days (the "Closing Date") following the date on which the last of the conditions is satisfied or waived, or at such other time and date to which CTIG and Centillion mutually agree. As soon as practical after the Closing Date, CTIG will cause a Certificate of Merger to be filed with the Secretary of State of the State of Delaware as provided in
Section 251 of the DGCL and Centillion will cause Articles of Merger to be filed with the Secretary of State of Indiana as provided in Section 23-1-40-5 of the IBCL. The Centillion Merger will become effective upon the filing of such certificate of merger and articles of merger or at such later time as is specified in those documents (the "Effective Time"). Subject to the satisfaction (or waiver) of the other conditions to the obligations of CTIG and Centillion to consummate the Merger, it is presently expected that the Centillion Merger will be consummated during the second calendar quarter of 2000. See "The Centillion Merger Agreement -- Conditions to Obligations to Effect the Merger."

Conversion and Issuance of Shares

         Shares Issued at Effective Time. The Centillion Merger Agreement provides that the Centillion Merger will be effected by merger of Centillion with and into CTIG, with CTIG being the Surviving Corporation.

         At the Effective Time, all issued and outstanding Centillion Common Stock will be converted pro rata, into

         (1)      9,080,738 shares of CTIG Class A Common Stock.

         (2) 3,500,000 shares of CTIG Class B Common Stock which may be converted to Class A Common Stock, as described below.

         (3) the right to receive up to an additional 3,215,100 shares of CTIG Class A Common Stock (the "Escrowed Stock") which will be placed in escrow at the Effective Time, as described below.

         (4) the right to receive additional shares of CTIG Class A Common Stock (the "Additional Stock Rights") attributable to certain Centillion assets that will be transferred to a new limited liability company prior to the Merger, as described below.

         Under the Centillion Merger Agreement, Centillion has the option to increase the number of shares of CTIG Class A Common Stock issued at the Effective Time from 9,080,738 to 9,747,404, and decrease the number of shares of CTIG Class B Common Stock from 3,500,000 to 2,833,334. This option may be exercised by increasing the cash Centillion is required to have reflected on its balance sheet at the Effective Time to $8,000,000. Centillion has committed to exercise this option.

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         Escrowed Class A Common Stock. The release of the Escrowed Stock depends upon revenues received from (1) Centillion's largest customer (Sprint Communications Company LP ("Sprint")) over a three year period commencing on September 20, 2000, which is the date Centillion's current contract with Sprint expires, and (2) business obtained during that three year period from companies that are defendants in Centillion's patent infringement actions, or who have been or may be sent letters indicating that they may be infringing Centillion's patents. If the total revenue from these sources over the three year period equals or exceeds $12,000,000, then all of the Escrowed Stock will be issued at the end of the period. If the revenues are less than $12,000,000, a proportionate number of shares of the Escrowed Stock will be forfeited. However, the pre-Merger Centillion stockholders will be entitled to purchase the forfeited shares at a purchase price of $1.50 per share.

         The purpose of the Escrowed Stock is to insure that a portion of the consideration provided to Centillion stockholders in the Merger is dependent upon CTIG continuing to realize revenue from Centillion's largest customer.

         Additional Stock Rights. In addition to its Billing Division, Centillion owns portions of four companies (the "Other Entities"). While the Billing Division will be an integral part of CTIG's operations after the Centillion Merger, the Other Entities will not. Prior to the closing, the Other Entities will be sold to the Holding LLC which will be owned by the present stockholders of Centillion. The sale price for the Other Entities will be approximately $10 million, which represents their fair market value. However, the purchase price will be paid by the LLC giving Centillion the Shareholder LLC Promissory Note, which will be owned by CTIG as a result of the Centillion Merger.

         The basic terms of the Shareholder LLC Promissory Note are:

         o Interest will be at the minimum rate set by the Internal Revenue Service.

         o Payments of principal and interest will be made only when the Holding LLC sells all or a portion of the Other Entities, or at the end of ten years.

         o When principal payments on the Shareholder LLC Promissory Note are made, additional shares of CTIG Class A Common Stock will be issued by the Company to the present stockholders of Centillion equal to the value of the principal paid. The shares of CTIG Class A Common Stock will be valued at 88 percent of the market value of the CTIG Class A Common Stock at time of issuance. A formula is used to determine the market value by using the average of the market price over the preceding 20 business days.

         o If the Shareholder LLC Promissory Note has not been paid in full five years after the Effective Time, an appraisal of its value will be obtained. Shares of CTIG Class A Common Stock will be issued to the pre-Merger Centillion stockholders based on this appraisal, at the same value of Class A Common Stock described above.

         The procedure described above is intended to provide Centillion stockholders with proper payment in CTIG Class A Common Stock for the Shareholder LLC Promissory Note. Rather than just relying on a current appraisal, this method allows for CTIG Class A Common Stock to be issued during the first five years only when actual payments are received. If an appraisal is needed later (i.e., five years after the Closing Date), there will be five more years of operations to consider for purposes of accurately valuing the Shareholder LLC Promissory Note transferred by Centillion to CTIG pursuant to the Centillion Merger.

         Class B Common Stock. Centillion's assets include two registered patents. Centillion has various claims against other companies for violating these patents. Centillion has already reached successful settlements on certain patent infringement lawsuits, has additional pending lawsuits and may make additional patent claims in the future. The value of these current and potential claims is difficult to determine. To fairly compensate Centillion stockholders for the value

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of these claims, it was agreed that CTIG would issue a class of stock (that being the CTIG Class B Common Stock) the value of which would be tied to the economic performance of the patent rights claims (the "Patent Claims"). Prior to the Effective Time, these patent claims and the right to make future claims will be contributed by Centillion to the Tracking LLC, the ownership interests in the Tracking LLC will be transferred to CTIG pursuant to the Centillion Merger, and the CTIG Class B Common Stock will be issued to Centillion stockholders as part of the consideration for their Centillion shares.

         The CTIG Class B Common Stock is a mechanism through which the pre-Merger stockholders of Centillion can possess an ownership interest in CTIG which reflects an ownership interest in the patent claims held by the Tracking LLC. At any time within an initial conversion period commencing at the Effective Time and ending on the earlier of two years after the Effective Time or the date Centillion stockholders cease to own at least 51% of CTIG Class A Common Stock, CTIG can convert the CTIG Class B Common Stock into Class A Common Stock. For a three year period after the initial conversion period, the holders of the Class B Common Stock can convert the Class B Common Stock into shares of Class A Common Stock. All CTIG Class B Common Stock shall convert, on a mandatory basis, if the Second LLC transfers 50% or more of its equity interests or assets, or any such transfer results in receipt of more than $7,500,000. A mandatory conversion may not be effected prior to the fourth anniversary of the Effective Time. Any conversion of CTIG Class B Common Stock during the first year after the closing shall be at CTIG Class A Common Stock value per share of $2.25 for the first 333,334 shares of CTIG Class A Common Stock issued, and at 88% of the average market price of Class A Common Stock at the time for shares beyond 333,334. All other conversions, other than a mandatory conversion, shall be at 88% of the average market price of CTIG Class A Common Stock. Any mandatory conversion shall be at 100% of the average market price. Affiliates of Centillion's current stockholders have committed to loan up to $2,000,000 on a non-recourse basis to the Tracking LLC to pursue its patent infringement litigation.

         Based upon the number of shares of CTIG Common Stock outstanding on the record date for the CTIG Special Meeting and the record date for the Centillion Special Meeting, respectively, and the conversion described above, at the Effective Time CTIG's current stockholders will own approximately 36% and Centillion's current stockholders will own approximately 64% of CTIG's issued and outstanding Common Stock.

Exchange Of Stock Certificate

         As soon as reasonably practicable after the Effective Time, CTIG will have its appointed exchange agent mail to each holder of Centillion Common Stock
(i) a transmittal letter stating that certificates representing CTIG Class A and Class B Common Stock will be sent to holders of Centillion Common Stock only upon delivery of Centillion stockholder's stock certificates to the exchange agent, and (ii) instructions for holders of shares of Centillion Common Stock to exchange their certificates for the applicable shares of CTIG Class A and Class B Common Stock. Upon surrender of Centillion Common Stock to the Exchange Agent together with the transmittal letter completed and executed by a Centillion stockholder, the Centillion certificates, a stockholder will receive the whole number of the shares of CTIG Class A and Class B Common Stock that the holder has the right to receive, and (B) a check in the amount equal to the cash that the holder has the right to receive in lieu of any fractional shares. The Centillion share certificates surrendered will be canceled. No interest will be paid or will accrue on any cash payable for fractional shares.

         No Further Ownership Rights In Centillion Common Stock. All shares of CTIG Class A and Class B Common Stock (and cash in lieu of fractional shares) issued upon the surrender for exchange of certificates which immediately prior to the Effective Time represented shares of Centillion Common Stock will be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Centillion Common Stock represented by those certificates.

         Fractional Shares. No fractional shares of CTIG Common Stock will be issued in the Centillion Merger. In lieu of any fractional shares, each holder of shares of Centillion Common Stock outstanding immediately prior to the Effective Time exchanged pursuant to the Centillion Merger who would otherwise have been entitled to receive a fraction of a share of CTIG Class A or Class B Common Stock (after taking into account all certificates representing

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shares of Centillion Common Stock delivered by the holder) will receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of CTIG Common Stock multiplied by the per share average market price for CTIG Class A Common Stock or $1.50 per share for CTIG Class B Common Stock. The term "Average Market Price of CTIG Class A Common Stock" is based on a 20 business day market price average.

         Dividends and Distributions. No dividends or other distributions declared or made with respect to CTIG Class A or Class B Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Centillion Common Stock certificate with respect to the shares of CTIG Class A or Class B Common Stock that the holder would be entitled to receive upon surrender of such certificate, and no cash payment in lieu of fractional shares will be paid to any such holder until the holder of record of such certificate surrenders such certificate to CTIG.

         No Liability. None of CTIG, Centillion, or the Exchange Agent will be liable to any third party for any shares of CTIG Common Stock (or cash in lieu of fractional shares of CTIG Common Stock or any dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

         Lost Certificates. If any certificate which prior to the Effective Time represented shares of Centillion Common Stock shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed and, if required by CTIG, the posting of a bond as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue in exchange for the lost, stolen or destroyed certificate the shares of CTIG Class A and Class B Common Stock, and any cash in lieu of fractional shares and unpaid dividends and distributions on shares of CTIG Common Stock otherwise deliverable in respect thereof.

HOLDERS OF CENTILLION COMMON STOCK SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM AMERICAN STOCK TRANSFER, THE EXCHANGE AGENT.

Representations and Warranties

         The Centillion Merger Agreement contains various customary representations and warranties, subject to identified exceptions, relating to, among other things, (a) due organization, valid existence and good standing of each of CTIG, Centillion and their respective material subsidiaries and certain similar corporate matters; (b) the capital structure of each of CTIG and Centillion; (c) the authorization, execution, delivery and enforceability of the Centillion Merger Agreement and related documents, the consummation of the transactions contemplated by the Centillion Merger Agreement and documents and related matters; (d) conflicts under Certificate of Incorporations or by-laws, required consents or approvals and violations of any instruments or law; (e) documents and financial statements of CTIG and Centillion and the accuracy of information contained therein; (f) the absence of undisclosed liabilities; (g) the absence of certain material adverse events, changes or events; (h) taxes and tax returns; (i) properties; (j) intellectual property; (k) agreements, contracts and commitments; (l) litigation; (m) environmental matters and hazardous materials; (n) employees, independent contractors and labor matters;
(o) employee benefit plans; (p) compliance with laws and permits; (q) the accuracy of information supplied by each of CTIG and Centillion in connection with the registration statement to be filed by CTIG in connection with the issuance of the CTIG Class A Common Stock and this Joint Proxy Statement/Prospectus; (r) insurance; and (s) conflicts of interest. In addition, Centillion has made certain representations and warranties concerning the transfer of the Other Entities to the Holding LLC and the assets of the Billing Division that will remain in Centillion.

Certain Covenants

         Conduct of Business. The Centillion Merger Agreement provides that each of CTIG and Centillion has agreed that, during the period from the date of the signing of the Centillion Merger Agreement until the Effective Time, except as contemplated by the Centillion Merger Agreement, it and each of its respective subsidiaries will: (a) carry on its business in the usual, regular and ordinary course in substantially the same manner as previously conducted, and not enter into any new line of business; (b) pay its debts and taxes when due subject to good faith disputes over such debts or taxes,

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and pay or perform other obligations when due; (c) use reasonable efforts consistent with past practices to preserve intact its present business organization, management team and business relationships; (d) not accelerate, amend or change the period of exercisability of options or restricted stock granted under any employee stock plan or authorize cash payments in exchange for any options granted under any employee stock plan, except as required pursuant to the plan or any related agreement; (e) not declare or pay any dividends on or make other distributions in respect of any of its capital stock, not effect certain other changes in its capitalization; (f) not issue or sell, or authorize or propose the issuance or sale of, any shares of its capital stock or securities convertible into or exchangeable for shares of its capital stock, or any subscriptions, rights, warrants or options to acquire or other agreements or commitments of any character obligating it to issue any such shares or other convertible securities, other than the issuance of shares upon the exercise of outstanding stock options, but only if these options are outstanding on February 3, 2000; (g) not make any material acquisitions; (h) not sell, lease, license or otherwise dispose of material properties or assets outside the ordinary course of business; (i) not increase the compensation payable to its directors, officers or employees (except for increases to non-officer employees consistent with past practices), grant additional severance or termination pay or enter into employment or severance agreements with any consultants, employees, officers or directors, enter into any collective bargaining agreement (other than as required by law) or establish, adopt, enter into or amend any plan for the benefit of its directors, officers, employees or consultants; (j) not amend its certificate of incorporation or Certificate of Incorporation, as the case may be, or bylaws, except as provided for in the Centillion Merger Agreement;
(k) not incur indebtedness for money borrowed other than in the ordinary course of business; (l) not take any action that would or is reasonably likely to result in a material breach of any provision of the Centillion Merger Agreement to which it is a party or in any of its representations or warranties set forth in the Centillion Merger Agreement to which it is a party being untrue as of and on the Closing Date; (m) not make or rescind any material tax elections, including any actions which would prevent the Centillion Merger from qualifying for tax-free treatment under the Internal Revenue Code, settle any tax claims or make any material change in its accounting methods; (n) make its reasonable best efforts to carry out the terms of the Centillion Merger Agreement; (o) make its reasonable best efforts to obtain all consents, waivers, approvals or permits of any governmental entity; (p) develop a joint communications plan and obtain the other party's consent before issuing any press releases or public statements;
(q) notify the other party of any fact which would result in the breach of any of the above warranties or covenants; (r) provide access to all corporate records and other information to the other party; (s) hold, as promptly as possible, a stockholders' meeting to vote on approval of the merger.

         No Solicitation. The Centillion Merger Agreement provides that neither CTIG nor any of its subsidiaries will authorize or permit any of its, directors, officers or employees or representatives to solicit, initiate, or encourage or take any other action to facilitate, the making of any proposal or offer for the acquisition of 20% or more of the assets or voting equity of CTIG or engage in any discussion with respect to such a proposal. However, prior to the CTIG Special Meeting, CTIG's Board of Directors, in the exercise of its fiduciary duty may furnish information and engage in discussions on negotiations if it receives a proposal for the acquisition of 50% or more of the assets or voting securities of CTIG which is more favorable to CTIG's stockholders than the Centillion Merger, is reasonably capable of being completed and for which financing is reasonably capable of being obtained (a "CTIG Superior Proposal"). The Board of Directors may only modify its recommendation with respect to the Centillion Merger, if it does so in response to a CTIG Superior Proposal. In addition, the CTIG Board of Directors may, in the exercise of its fiduciary duties and subject to the Centillion Merger Agreement, terminate the Centillion Merger Agreement and accept the CTIG Superior Proposal.

         Special Meetings. The Centillion Merger Agreement provides that each of CTIG and Centillion will call a meeting of its respective stockholders to be held as promptly as practicable for the purpose of voting upon the Centillion Merger Agreement and the Centillion Merger. Subject to the discussion above under "The Centillion Merger Agreement - Certain Covenants - No Solicitation," the Board of Directors of each of CTIG and Centillion agreed to recommend to its respective stockholders adoption of the Centillion Merger Agreement and approval of such matters, to coordinate and cooperate with respect to the timing of its Special Meeting and to use their best efforts to hold such meeting on the same day as the other party's Special Meeting and as soon as practicable after the date of the Centillion Merger Agreement. Unless otherwise required to comply with the applicable fiduciary duties the directors of CTIG, as determined by such directors in good faith after consultation with outside legal counsel, each party agreed to use all reasonable efforts to solicit from stockholders of such party proxies in favor of the Centillion Merger.

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         Post-Merger Corporate Governance; Employment Arrangements. The
Centillion Merger Agreement provides that certain corporate governance matters relating to CTIG will be as described above under "The Centillion Merger -- Interests of Certain Persons in the Merger -- Board of Directors and Committees of CTIG" and "The Resulting Company -- Directors and Executive Officers." The Centillion Merger Agreement also provides that CTIG will enter into certain executive employment agreements and have certain executive officers as described under "The Centillion Merger -- Interests of Certain Person in the Merger -- Employment Agreements" and "The Resulting Company -- Directors and Executive Officers". The Centillion Merger Agreement provides that CTIG will have an Executive Committee which initially will be comprised of the following: Michael Leeds, Harold Garrison and Rupert Armitage. See "The Resulting Company.

         Stock Option and Benefit Plans. At the Effective Time, the CTIG Stock Option and Restricted Stock Plan and any benefit plans in effect at the time will cover employees of Centillion who become employees of CTIG after the Centillion Merger.

         Indemnifications. For a period of one year after the Effective Time, CTIG and Centillion shall indemnify each other and their stockholders against damages resulting from a breach of their respective representations, warranties or agreements under the Centillion Merger Agreement. Claims for indemnification damages on behalf of CTIG or its stockholders shall be made by the Class III Directors to the Board of Directors and a decision is to be made by the affirmative vote of a majority of the Class I and II Directors. Claims for indemnification damages on behalf of Centillion or its stockholders shall be made by the Class I and II Directors to the Board of Directors and a decision is to be made by the affirmative vote of a majority of the Class III directors. If an affirmative vote is not obtained, the decision can be submitted to arbitration by the Directors asserting the claim. The remedy for damages found to be due CTIG or its stockholders shall be a reduction in the number of shares of Escrowed Stock that would otherwise be issued in the amount of such damages. The remedy for damages found to be due Centillion or its stockholders shall be an increase in shares of Class A Common Stock issued to the pre-Merger Centillion Stockholders in the amount of such damages, adjusted for dilution to such stockholders.

         The Centillion Merger Agreement provides that CTIG, after the Centillion Merger, will indemnify and hold harmless former directors or officers of Centillion and its Subsidiaries as provided in their respective Certificate of Incorporation or by-laws and indemnification agreements for acts or omissions occurring at or prior to the Effective Time. The Merger Agreement also provides that if CTIG is a party to a further consolidation or merger, and is not the surviving party in that transaction, it will make a reasonable effort to require the surviving corporation to continue the indemnification of prior Centillion officers and directors.

Conditions to Obligations to Effect the Centillion Merger

         The respective obligations of CTIG and Centillion to effect the Centillion Merger are subject to the satisfaction (or waiver) of the following conditions: (a) the Centillion Merger Agreement and the Centillion Merger shall have been approved in the manner required under the Delaware General Corporation Law and the Indiana Business Corporation Law, as the case may be, by the respective holders of the issued and outstanding shares of capital stock of CTIG and Centillion; (b) the Merger will not be prohibited by any order, judgment or ruling of any court or other governmental entity; (c) CTIG must receive the written opinion of First Colonial Securities Group that the Centillion Merger is fair, from a financial point of view, to CTIG's stockholders; (d) the employment agreement with Anthony P. Johns must be executed; (e) Centillion must enter into a security agreement with certain stockholders regarding the promissory note issued in connection with the Additional Stock Rights, which is attached to this Joint Proxy Statement/Prospectus at Annex D; (f) the representations and warranties made by each of Centillion and CTIG are true and correct as of the Effective Time; (g) Centillion must transfer certain assets to the Tracking LLC, as described in "The Centillion Merger Agreement- Conversion and Issuance of Shares - Additional Stock Rights" and in section 6.2(c) of the Centillion Merger Agreement; (h) the adjusted balance sheet of Centillion, on and as of the Effective Time (which shall be certified by Centillion's Chief Financial Officer) must reflect: (1) net current assets (i.e., over current liabilities) of not less than $1.00; (2) cash of not less than $8,000,000; (3) no long term liabilities other than deferred taxes, (4) net worth of not less than $2,000,000, after eliminating from consideration in determining such net worth
(x) $6,500,000 of cash, (y) the Shareholder LLC Promissory Note referred to above, and (z) the legal claims of Centillion which are being transferred

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to the Tracking LLC, in connection with the issuance of the CTIG Class B Common
Stock, and (5) all earnings of Centillion's billing business for the period from January 1, 2000 to the Effective Time; (i) there must not have been any event that has occurred to either Centillion or CTIG which has caused a Material Adverse Effect (as that term is defined in the Merger Agreement) to their respective businesses; (j) holders of no more than 5% of the issued and outstanding shares of CTIG Common Stock shall have made the demands and given the notices required under Delaware law to assert dissenters' appraisal rights;
(k) any severance obligations as a result of a change of control or termination of employment which are owed by Centillion must be paid prior to closing; (l) there must be no change in the law which would prevent the Merger from being treated as a tax-free reorganization under the Internal Revenue Code; and (m) the price of CTIG's Class A Common Stock must not be below $1.26 per share.

Termination; Termination Fees and Expenses

         The Centillion Merger Agreement may be terminated at any time prior to the Effective Time by CTIG or Centillion:

               (a)     by the mutual written consent of Centillion and CTIG;

               (b) By either Centillion or CTIG if the Effective Time does not occur on or before September 30, 2000. However, this right to terminate shall not be available to any party whose intentional failure to fulfill any material obligation under the Centillion Merger Agreement has caused, or resulted in, the failure of the Effective Time to occur on or before that date;

               (c)     By either Centillion or CTIG if any governmental entity
                       (i) has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Centillion Merger Agreement, and such order, decree, ruling or other action has become final and non-appealable or (ii) shall have failed to issue an order, decree or ruling or to take any other action (which order, decree, ruling or other action the parties shall have used their reasonable best efforts to obtain, in accordance with the Centillion Merger Agreement);

               (d) By either Centillion or CTIG if either (i) the approval by the stockholders of Centillion required for the consummation of the Centillion Merger has not been obtained or (ii) the approval by the stockholders of CTIG required for the consummation of the Centillion Merger has not have been obtained;

               (e) By CTIG, if it obtains a CTIG Superior Proposal (See "The Centillion Merger Agreement - Certain Covenants - No Solicitation) from a third party. If CTIG claims the benefit of this section, it must comply with certain notice provisions and pay the termination fee described below;

               (f) By Centillion, if CTIG has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Centillion Merger Agreement, which breach or failure to perform (A) would give rise to the failure of a condition of the Centillion Merger Agreement and (B) has not been or is incapable of being cured by CTIG within 14 calendar days after receipt of written notice of that breach from Centillion;

               (g) By CTIG, if Centillion has breached or failed to perform any of its representations, warranties, covenants or other agreements contained in the Centillion Merger Agreement, which breach or failure to perform (A) would give rise to the failure of a condition of the Centillion Merger Agreement and (B) has not been or is incapable of being cured by Centillion within 14 calendar days after its receipt of written notice thereof from CTIG Group; or

               (h) By Centillion, in the event that CTIG takes any action relating to the modification or a public proposal to modify the terms of the Centillion Merger or the Centillion Merger Agreement in response to a CTIG Superior Proposal.

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



         In the event of any termination of the Centillion Merger Agreement by either CTIG or Centillion as provided above, the Merger Agreement will become void and there will be no liability or obligation (with limited exceptions) on the part of CTIG, Centillion, or their respective officers, directors, stockholders or affiliates, except as provided below with respect to termination fees in certain circumstances and except that such termination will not limit liability for a willful and material breach of the Centillion Merger Agreement; provided that, the indemnification provisions described above under "--Indemnifications" and the termination fee provisions described below will remain in full force and effect and survive any termination of the Centillion Merger Agreement.

         Except as discussed in the following paragraph, if the Centillion Merger is not consummated, all fees, costs and expenses incurred in connection with the Centillion Merger Agreement and the transactions contemplated thereby will be paid by the party incurring such expenses.

         If CTIG terminates the Centillion Merger Agreement because it has received and accepted a CTIG Superior Proposal CTIG is required to pay to Centillion a termination fee of $1.5 million within five business days after such termination. This fee is non-refundable, and is Centillion's sole remedy for such a termination by CTIG.

Amendment and Waiver

         The Centillion Merger Agreement may be amended by CTIG and Centillion at any time before or after any approval of the Centillion Merger Agreement by the stockholders of CTIG and/or Centillion. However, after any such approval, no amendment may be made which decreases the amount of consideration that Centillion stockholders will be receiving under the Centillion Merger, or adversely affects the rights of Centillion's stockholders without the approval of a majority of the holders of common stock of Centillion. This Agreement may only be amended by an instrument in writing signed on behalf of all the parties.



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                           THE BUSINESS OF CENTILLION

Overview

      Centillion provides traditional paper billing and electronic billing and analysis services to the telecommunications industry. It was established in 1983 and is headquartered in Indianapolis, Indiana.

Smart Bill(R)

      Centillion' primary product is Smart Bill which is an electronic billing analysis tool. This product is currently sold via distributor relationships with telecommunications providers who make it available to their business customers.

      Telephone companies provide complete billing for their Smart Bill customers to Centillion. This data is first processed by Centillion's main frame computers using Centillion's patented technology. The processed data is then made available to the telephone company's Smart Bill customers on diskette, CD Rom or via the internet. These customers utilize the Smart Bill end user application to access over 200 standard reports or they can utilize the ad hoc system to create customized reports. Smart Bill also allows customers to access a flat rate or percentage mark- up for rebilling telecom charges to internal or external clients.

      Processing of more than 600 million calls for more than 7,000 end users is normally accomplished in less than two days although contracts allow five day turnaround.

Traditional Billing

      Centillion also provides billing and customer care services to clients using the company's traditional billing product. On a limited basis, this service can combine long distance, local call, wireless and data charges. Traditional billing only represents a small component of Centillion's business at the present time (7% in 1999). Centillion has been developing a new product which will enable it to more aggressively enter this convergent segment of the market. Centillion believes that traditional billing represents the largest component of its telecommunications billing opportunity and, therefore, future growth is most likely to come from this area.

Customers

      Centillion currently has eight customers for Smart Bill. Sprint Communications accounted for approximately 82% of its billing division revenue in 1999. Centillion has a three year contract with Sprint that expires in September 2000. Presently Sprint is re-evaluating many of its long-term contracts because of its pending merger with WorldCom and, therefore, is not presently discussing the contract extension. Centillion is hopeful this contract will be renewed but cannot predict whether that will occur or, if it occurs, the terms of any new contract.


Patent and Patent Litigation

      Centillion has two patents on its Smart Bill process. These patents enable customer data to be sorted in a manner so that the customer's generation of reports is much faster than using a non-patented method. Several telecommunications companies have developed programs to replicate Centillion's patented process which the company believes violates its patents. Centillion has instituted several legal actions alleging that the telecommunications companies being sued have improperly copied Centillion's patents. As a matter of course, the defense of these lawsuits attack the validity of Centillion's patents. Centillion does not anticipate that these attacks will be successful but the results of litigation are difficult to predict. Centillion's suits against AT&T and Ameritech Corporation were settled resulting in their purchasing licenses for Centillion's patents. Ameritech's settlement


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

included its affiliates SBC Communications, Inc., Pacific Bell, Inc. and Southwestern Bell Telecommunications. Inc. As a result of this purchase, AT&T and SBC and its subsidiaries can provide their customers a product similar to Smart Bill.

Employees

      Centillion has approximately 98 employees most of whom are located in Indianapolis, Indiana, approximately 62 of whom will be continuing with CTIG after the Mergers. None of Centillion's employees is represented by a labor union. Centillion considers its relations with its employees to be good.

Competitors

      There are numerous competitors in the traditional billing area. Many companies perform these services in- house while others outsource. There are only a few competitors selling a product which directly competes with Smart Bill. However, several telecommunications companies offer a similar product using in-house resources. Centillion is suing several of these telecommunications companies alleging patent infringement.

Properties

      Centillion leases 38,758 square feet in Indianapolis at a cost of $16.27 per rentable square foot. The lease expires on November 30, 2003. The landlord is an affiliate of Centillion stockholders, Harold Garrison, Cornelius Alig and Salah Osseiran. In Centillion's opinion, the terms of the lease are at least as favorable as terms available from a non-affiliated landlord. Messrs. Garrison and Osseiran serve on Centillion's Board of Directors and will serve on CTIG's Board after the Mergers.


Contracts with Related Entities

      XILA, LLC provides local and long distance telephone and data services to local businesses. XILA operates in Indianapolis, Indiana and is organized under the laws of Indiana. XILA is a wholly-owned subsidiary of eNova, LLC. Approximately 47% of eNova is owned by Centillion with another 45% owned by the current Centillion stockholders.

      XILA is one of Centillion's current customers that distributes and utilizes the Smart Bill system. For the years ending December 31, 1997, 1998 and 1999, XILA paid Centillion $8,083, $10,547 and $7,685 pursuant to the terms of the contract between Centillion and XILA.

      Centillion also has a month-to-month contract with XILA whereby XILA provides to Centillion telecommunication services including the arrangement of Centillion's use of local exchange services and facilities from Indiana Bell Telephone as well as the arrangement of joint and shared usage of facilities leased from other common carriers. In addition to the services provided under the contract, XILA leases to Centillion telecommunication equipment, which includes telephones, switchboards, data lines and other computer related equipment. Throughout the initial term of the lease and all renewal terms, the equipment continues to be the sole and exclusive property of XILA. Monthly charges fluctuate depending upon usage, and average $12,000 per month.

      Certain of Centillion's employees provide management and clerical services for XILA from Centillion's office. XILA paid Centillion $19,145, $21,203 and $28,966 for the calendar year ended December 31, 1997, 1998 and 1999 for their services.


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

          CENTILLION MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                CONDITION AND RESULTS OF OPERATIONS OF CENTILLION


Background

      Centillion provides traditional paper billing and electronic billing and analysis services to the telecommunications industry. It was established in 1983 and is headquartered in Indianapolis, Indiana, where it has approximately 62 employees.

      Its primary product is Smart Bill which is an electronic billing analysis tool. This product is currently sold via distributor relationships with telecommunications providers who make it available to their business customers. Centillion holds two patents which are embodied in the Smart Bill product and data preparation process.

      Centillion currently produces Smart Bill software and Smart Bill monthly data for eight telecommunications providers, the largest of which is Sprint. Additionally, it has also licensed its patents to AT&T and SBC.

      The merger with CTIG and Celltech brings strength to Centillion in its other product area, traditional paper billing. Centillion and CTIG have experience in the long distance side of traditional billing which is complemented by Celltech's experience in wireless billing. CTIG's UK operation gives Centillion a potential launching pad in Europe for both of its product lines.

Results of Operations - 1999 Compared to 1998

      Revenues from continuing operations for 1999 were $10,734,642 compared to $35,573,501 in 1998. However, eliminating $25,000,000 in one-time 1998 revenues derived from licenses resulting from patent litigation settlements, 1999 revenues increased 1.5% over 1998's comparable revenue of $10,573,501. Of this revenue, 92% in 1999 and 93% in 1998 came from Centillion's flagship product, Smart Bill. Most of the remainder came from Centillion's traditional paper billing product. The current traditional paper billing service is mainframe based and is being phased out until a new client server version, currently in development, is completed. Of the recurring continuing operations revenues, 82% in 1999 and 83% in 1998 were from a single customer.

      Eliminating patent litigation expenses of $549,503 in 1999 and $4,091,290 in 1998, the cost of revenues were 37% of revenue in 1999 and 37% in 1998. This level performance was achieved despite increased spending of $205,000 on product development. The increased development expense was offset by overall increases in operational efficiencies.

      Selling, general and administrative expenses were 18% of revenues in 1999 and 19% of revenues in 1998 without one-time patent licenses. The increased efficiency was achieved despite increased staffing in the accounting, corporate marketing, human resource, and training areas. These staffing increases are part of the preparation for an expected expansion of business as the software development activity reaches the market in year 2000.

      Non-telecommunications software activities are classified as Discontinuing Operations in anticipation of their sale prior to the merger of Centillion with CTIG These activities are in the development stage and lost $3,622,867 in 1999 and $5,467,777 in 1998, net of applicable taxes. It is anticipated that the Discontinuing Operations will be sold to CDS Holdings, LLC, which will be owned by the shareholders of Centillion Data Systems, Inc. at their fair values, resulting in a loss of $1,281,706.

      Other income declined $496,569 in 1999 compared to 1998 as a result of moving income producing investments in 1998 to equity investments in 1999. Unrealized gain or loss on the equity investments are not recognized as income until they are liquidated.

      The tax rate reflects both federal and state taxes and remained constant at 40% in both years.


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

Liquidity and Capital Resources

      Centillion is currently financing operations through cash generated from operations. On December 31, 1999 it had $12,213,450 in cash, cash equivalents, and securities available for sale. On December 31, 1998 the corresponding amount was $12,721,601.

      During 1999, Centillion invested $3,540,683 in the Discontinuing Operations and $1,031,366 in telecommunications software development. In 1999 Centillion capitalized $415,346 of expenses incurred in the development of version 7.0 of its Smart Bill product. In 1999 Centillion capitalized $616,020 of expenses incurred in the continued development of Magnaflex, its new client server, convergent, traditional billing system.

      In 1998 Centillion invested approximately $1,000,000 in marketable securities and added approximately $4,000,000 in 1999. On December 31, 1999 this investment's approximate market value was $6,100,000. The investment manager has been instructed to liquidate this investment prior to the merger with CTIG The final return is subject to the risks associated with the stock market. Centillion has also invested in tax exempt industrial rate bonds, with a rate that varies weekly. The bonds include a weekly put back option at face value so there is no risk to changes in the market. On December 31, 1999 Centillion had $4,383,377 invested in these bonds which are considered a cash equivalent.

Year 2000 Compliance

      In 1997, Centillion appointed a Year 2000 Task Force to assess the scope of Centillion's risks and to bring its applications, both internal and external, into compliance. Through 1999 Centillion spent approximately $150,000 getting compliance statements from external vendors and examining and testing its own internal systems. The few problems that were identified were fixed prior to December 31, 1999 and no problems have been experienced since then.

           COMPARISON OF RIGHTS OF HOLDERS OF CENTILLION COMMON STOCK
        PRIOR TO THE CENTILLION MERGER AND COMMON STOCK OF CTIG AFTER THE
                                CENTILLION MERGER

      The following is a summary of the material differences between the rights of holders of Centillion Common Stock before the Centillion Merger and the rights of holders of CTIG Class A and Class B Common Stock after the Centillion Merger. Because Centillion is organized under the laws of the State of Indiana and CTIG is organized under the laws of the State of Delaware, the differences arise both from differences between various provisions of their respective Certificate of Incorporation and Bylaws and Indiana and Delaware law.

      The discussion of the comparative rights of the stockholders of CTIG and stockholders of Centillion set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the Certificate of Incorporation and Bylaws of CTIG, the Certificate of Incorporation and Bylaws of Centillion, the Delaware General Corporation Law and the Indiana Business Corporation Law ("IBCL").

Authorized Capital

      CTIG's authorized capital prior to the Centillion Merger consists of 50,000,000 shares of common stock with a par value of $0.01 per share. Centillion's authorized capital consists of 10,000,000 shares of common stock with no par value. After the Centillion Merger CTIG's authorized capital will consist of 50,000,000 shares of common stock of which 46,500,000 will be designated Class A Common Stock, having a par value of $0.01 per share, and 3,500,000 shares of Class B Common Stock, having a par value of $0.01 per share.

      Shares of Class B Common Stock are convertible into shares of Class A Common Stock under certain conditions as described in "The Centillion Merger Agreement- Conversion and Issuance of Shares- Class B Common Stock."

      Centillion stockholders currently have "pre-emptive rights," which allow them to have the first right to purchase shares which, from time to time, may be issued by Centillion. Additionally, Centillion stockholders currently are entitled to cumulate their votes for election of Centillion's Directors. Neither pre-emptive rights nor cumulative voting rights are available to holders of CTIG Common Stock.

      After the Centillion Merger, shares of CTIG Class A and Class B Common Stock will have liquidation and voting rights as outlined in "Approval of Amendment's to CTIG's Certificate of Incorporation."

Number of Directors

      CTIG's Bylaws provide that the Board of Directors shall consist of that number of Directors as determined by standing resolution of the Board, but may not be less than three. Centillion's Bylaws provide that the Board of Directors of Centillion shall consist of seven directors, which number may be increased or decreased by the standing Board, so long as a decrease would not result in the removal of a Director. Currently, there are six members of the Board of Directors of Centillion, and five members of the Board of Directors of CTIG.

      CTIG's Bylaws after the Centillion Merger provide for seven directors, four of whom will initially be designated by Centillion, and three of whom initially will be designated by CTIG. For more information on the structure of the Board of Directors of CTIG after the Centillion Merger, see "Approval of Amendments to CTIG's Certificate of Incorporation - Restructure of Board of Directors."

Committees of the Board

      Both Centillion's and CTIG's Bylaws provide for the respective Board of Directors to designate committees as they deem necessary or desirable. The provisions of Centillion's Bylaws are substantially similar to those of CTIG's Bylaws, except that Centillion's Bylaws do not permit its Board of Directors to designate a committee to: authorize distributions, approve or propose to stockholders action that the IBCL requires to be approved by stockholders, fill


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



vacancies on the Board of Directors or any of its Committees, amend the Articles of Incorporation, adopt, amend or repeal Bylaws, approve a plan of merger not requiring Stockholder approval, authorize or approve the issuance or sale of a contract for sale of shares, or determine the designation of a class of shares, or take any other action precluded by the IBCL or Centillion's Articles of Incorporation or Bylaws.

      CTIG's Bylaws do not provide for any of the above restrictions, and state that the Board of CTIG, in designating committees, is limited only to the extent provided for under the DGCL.

Removal of Directors

      The DGCL provides that a director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except (i) in the case of a corporation whose board is classified, directors may be removed only for cause unless the certificate of incorporation provides otherwise, or (ii) if the corporation has cumulative voting, in which event if less than the entire board is to be removed, no director may be removed without cause if the votes cast against the director's removal would be sufficient to elect that director if voted cumulatively either at an election of the entire board of directors or for classes of the board. CTIG's Certificate of Incorporation provides that any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the stock then entitled to vote at an election of directors, at any annual or special meeting of the stockholders of the corporation.

      The IBCL provides that directors may be removed by stockholders or directors with or without cause. Removal of a director by stockholders must be done only at a meeting called for the purpose of removing the director with the notice of the meeting stating that the purpose (or one of the purposes) of the meeting is the removal of the director.

      Because the Board of CTIG following the Centillion Merger will be classified, its directors may only be removed for cause.

Amendment to Bylaws

      Under the DGCL, bylaws may be altered, amended, supplemented or repealed, or new bylaws adopted, by the stockholders entitled to vote, by the board of directors, or by any other manner as may be authorized by the certificate of incorporation. CTIG's Bylaws provide that, except with regard to the provision regarding removal of directors (described above), CTIG's Bylaws may be amended by a majority of the vote of the Board of Directors, either at a regular or special meeting of the Board, or by written consent. The Bylaws also provide that the Bylaws may be amended by a majority vote of outstanding shares of the corporation.

      Under the IBCL, unless the articles of incorporation provide otherwise, only the board of directors may amend or repeal bylaws. Centillion's Bylaws provide that the Bylaws may be amended by a majority vote of the whole Board of Directors at any meeting of the Board of Directors, or by written consent.

Amendments to Certificate or Articles

      Under the DGCL, amendment of the certificate of incorporation will be made by a resolution of the board of directors setting forth the amendment, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote or directing that the amendment proposed be considered at the next annual meeting of the stockholders. At such stockholder's meeting, a majority of the outstanding shares entitled to vote is required to approve the amendment. If an amendment would increase or decrease the number of authorized shares of such class, increase or decrease the par value of the shares of such class or alter or change the powers, preferences or other special rights of a class of outstanding shares so as to affect the class adversely, then a majority of shares of that class must approve the amendment as well. The DGCL also permits a corporation to make provision in its certificate requiring a greater proportion of voting power to approve a specified amendment. CTIG's current Certificate of Incorporation states that the corporation reserves the right to amend the provisions of its Certificate of Incorporation by any means permitted under the DGCL.

      After the Merger, CTIG's Amended Certificate of Incorporation will provide that CTIG may amend its Certificate of Incorporation in any manner provided for under the DGCL. However, the amended Certificate also states that, except for amendments which are made as a result of acquisitions or capital raising, all amendments to the Certificate of Incorporation shall require, prior to submission, the affirmative vote of the Board of Directors, which vote must contain the affirmative vote of at least one Class III Director.

      Amendments to the Articles of Incorporation must be approved by the Board of Directors and by, under most circumstances, a majority of the stockholder votes entitled to vote on the amendment, by voting group or otherwise.

Action by Written Consent of Holders of Common Stock

      The DGCL and IBCL both contain provisions permitting actions by holders of common stock without providing notice and convening a meeting of such holders. Centillion's Bylaws expressly permit any actions to be taken by stockholders without a meeting, by written consent, provided such written consent sets forth the actions taken and is signed by the holders of the minimum number of shares required to take such actions at a meeting at which all shares entitled to vote are present and voted. CTIG's Bylaws are silent with respect to consent of Stockholders. Therefore, such action by consent is permitted by holders of CTIG Common Stock.

Indemnification

      The DGCL and IBCL both contain provisions setting forth conditions under which a corporation may indemnify its directors, officers and employees. While indemnification is permitted only if certain statutory standards of conduct are met, the DGCL and the IBCL are substantially similar in providing for indemnification if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe the conduct was unlawful. The statutes differ, however, with respect to whether indemnification is permissive or mandatory.

      Under the DGCL the indemnification of officers, directors and employees is permissive. The one exception to the DGCL's permissive indemnification rule is that a corporation must indemnify a person who is successful on the merits or otherwise in the defense of certain specified actions, suits or proceedings for expenses and attorneys' fees actually and reasonably incurred in connection therewith. Although indemnification is permissive in Delaware, the DGCL allows a corporation, through its certificate of incorporation, bylaws, or other intracorporate agreements, to make indemnification mandatory. Pursuant to this authority, CTIG's Certificate of Incorporation and Bylaws provide that CTIG will indemnify its directors and officers to the fullest extent permitted by law. Such indemnification will continue after the Merger.

      Indemnification under the IBCL is also permissive. Centillion's Certificate of Incorporation provides that the corporation shall indemnify a director, officer, employee who is a party to a proceeding if the person's conduct met certain standards. The person's reasonable expenses may be paid in advance of a final disposition if the person gives a written undertaking to repay the advance if so required under the IBCL. Under the IBCL the corporation is required to indemnify a director, officer or employee who was wholly successful in the defense of a proceeding.

Liability of Directors

      Under the DGCL, a corporation's certificate of incorporation may contain a provision limiting or eliminating a director's personal liability to the corporation or its stockholders for monetary damages for a director's breach of fiduciary duty subject to certain limitations. CTIG's Certificate of Incorporation includes such a provision. Accordingly, under the DGCL and CTIG's Certificate of Incorporation, a director shall not be personally liable to the corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that this indemnification shall not eliminate or limit the liability of a director for any breach of the director's duty of loyalty to the corporation or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, under Section 174 of the DGCL, or for any transaction from which the director derived an improper benefit.

      Under the IBCL, a director is not liable for any actions taken as a director, or any failure to take any actions unless the director has breached or failed to perform the duties of the director's office and the breach or failure to perform constitute wilful misconduct or recklessness. The director's duties are to be performed (a) in good faith, (b) with the care an ordinarily prudent person in a like position would exercise under similar circumstances, and (c) in a manner the director reasonably believes to be in the best interests of the corporation.

      In considering the best interests of the corporation, directors may take into account the effects of any action on stockholders, employees, suppliers, and customers of the corporation and communities in which its offices or facilities are located.

Stockholder Meetings

      In accordance with CTIG's Bylaws, annual meetings of stockholders will be held on such date as may be fixed by CTIG's Board of Directors, and special meetings of stockholders may be called only by a majority of CTIG's Board of Directors, by the Chairman of the Board, President, or stockholders representing 10% of the outstanding shares. Pursuant to Centillion's Bylaws, annual meetings of stockholders will be held on such date as may be fixed by Centillion's Board of Directors, and special meetings of stockholders may be called by the Board of Directors, the Chairman of the Board, the Vice Chairman of the Board, the President, the Chief Executive Officer, any member of the Board, or one or more stockholders holding 25% or more of the votes entitled to be cast. The DGCL, CTIG's Bylaws and Centillion's Bylaws require that whenever stockholders are required or permitted to take action at a meeting, a notice stating the place, time and date of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, must be sent to all stockholders of record entitled to vote thereon not less than 10 nor more than 60 days before the meeting. Under the DGCL, notice of a meeting to consider an agreement of merger must be sent at least 20 days prior to the date of the meeting.

Mergers and Consolidations

      In order to effect a merger under the DGCL, a corporation's board of directors must adopt an agreement of merger and recommend it to the stockholders. The agreement must be adopted by holders of a majority of the outstanding shares of the corporation entitled to vote on such agreement.

      Mergers under the IBCL require that a plan of merger be approved by the directors and the stockholders. A majority of all Stockholder votes entitled to vote is required to approve the plan of merger unless the Board of Directors requires a greater vote or a vote by voting groups.

Business Combinations and Anti-Takeover Provisions

      The DGCL bars a corporation which has securities traded on an exchange, designated on the Nasdaq National Market or held of record by more than 2,000 stockholders from engaging in certain business combinations, including a merger, sale of substantial assets, loan or substantial issuance of stock, with an interested stockholder, or an interested stockholder's affiliates and associates, for a three-year period beginning on the date the interested stockholder acquires 15% or more of the outstanding voting stock of the corporation. The restrictions on business combinations do not apply if (a) the board of directors gives prior approval to the transaction in which the 15% ownership level is exceeded, (b) the interested stockholder acquires at one time at least 85% of the corporation's stock (excluding those shares owned by persons who are directors and also officers as well as employee stock plans in which employees do not have a confidential right to vote), or (c) the business combination is approved by the board of directors and authorized at a meeting of


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stockholders by the holders of at least two-thirds of the outstanding voting stock, excluding shares owned by the interested stockholder.

      The IBCL contains certain provisions applicable to Indiana corporations that may be deemed to have anti- takeover effect. The Indiana "Business Combinations" provision protects "resident domestic corporations" against hostile takeovers by prohibiting certain transactions once an acquirer has gained control. The IBCL also contains a "Control Share Acquisitions" section that provides for certain Stockholder approvals in connection with certain acquisitions. However, because Centillion currently does not have more than one hundred (100) stockholders of record, the "Business Combination" and "Control Share Acquisitions" provisions of the IBCL do not currently apply to Centillion.

Dissenters' Rights

      Under both the DGCL and the IBCL, stockholders may exercise a right of dissent from certain corporate actions and obtain payment of the fair value of their shares. This remedy is an exclusive remedy, except where the corporate action involves fraud or illegality. Under the DGCL, dissenters' rights are limited. Appraisal rights are available only in connection with certain statutory mergers or consolidations, amendments to the certificate of incorporation (if so provided in the certificate of incorporation), any merger or consolidation in which the corporation is a constituent corporation, or sales of all or substantially all of the assets of a corporation.


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                                   PROPOSAL II

                          THE CELLTECH MERGER PROPOSAL

Background of the Celltech Merger

      In mid-January of this year, during the final stages of the negotiations of the Centillion Merger Agreement, CTIG was informed that its investment bankers had been retained by a Houston, Texas-based company that specializes in wireless telephone billing. Being familiar with CTIG's plans to develop a convergent billing solution, the investment banker suggested that CTIG could benefit from such an additional strategic acquisition.

      In late January, prior to the signing of the Centillion Merger Agreement, CTIG disclosed to Centillion the existence of this potential acquisition opportunity. It was agreed between the parties that a representative from each of CTIG and Centillion would visit Celltech in Houston on February 16, 2000, conduct an evaluation of the suitability of this potential acquisition and report their findings to the individuals who will comprise the Executive Committee of the CTIG Board of Directors after the Centillion Merger.

      On March 2, 2000, the Chairman and CEO of CTIG, accompanied by the two Executive Committee Member Directors of Centillion, met with representatives of Celltech. After substantial discussion, these parties reached a basis of understanding for the acquisition of Celltech by the combined CTIG/Centillion merged business entity subject to satisfactory due diligence and finalization of certain economic terms and negotiations of a definitive merger agreement.

      On March 7, 2000, CTIG received the necessary written consent from Centillion under the Centillion Merger Agreement to conclude a merger agreement with Celltech in accordance with the terms of a term sheet between CTIG and Celltech dated March 6, 2000. Through March, 2000, the parties began a review of definitive documentation and commenced a comprehensive due diligence review, which process lasted until early April, 2000.

      On April 5, 2000, Centillion reviewed the final draft of the proposed merger agreement between CTIG and Celltech, and notified CTIG of its acceptance of the final terms negotiated therein.

      On April 5, 2000, CTIG management reviewed the terms of the Celltech Merger and the Celltech Merger Agreement with its Board of Directors. After receiving all documentation relating to the proposed merger, including the assurances of acceptance from Centillion, the Board of Directors of CTIG authorized the execution and delivery of the Celltech Merger Agreement.

Recommendation of the Board; Reasons for the Merger

      The Celltech Merger Agreement provides that Celltech will be merged with, and into CTIB, a wholly-owned subsidiary of CTIG, with CTIB remaining as the surviving entity. Celltech stockholders, who collectively own 100% of the outstanding stock of Celltech, will receive an aggregate of $262,599 in cash to be distributed pro rata on a per share equivalent basis. The cash to be received will be used to pay fees due Celltech's broker in this transaction. Additionally, Celltech stockholders will receive 1,663,126 shares of CTIG Class A Common Stock subject to adjustment ("Celltech Merger Stock") if any, as follows: in the event that the average market price per share based on the 20 preceding trading days of the CTIG Class A Common Stock on the closing date is greater than $3.00, to a maximum of $3.75, or below $3.00 to a minimum of $2.25, then the number of shares of Celltech Merger Stock will be determined by dividing $4,989,378 by such average market price per share; provided that in no event will the Celltech Merger Stock be less than 1,330,501 shares nor more than 2,217,501 shares regardless of the average market price per share of CTIG Class A Common Stock. Of the shares of CTIG Class A Stock to be issued to the Celltech stockholders, 52.63% will be delivered at Closing, and 47.37% of the stock will be placed in escrow. This escrowed stock may be released to current Celltech stockholders in varying amounts based upon future revenues received over three years from Celltech's largest customer. Any shares of CTIG Class A Stock which are not issued to Celltech stockholders will be returned to CTIG and cancelled. The Celltech Merger will only occur if the Centillion Merger is approved by CTIG and Centillion stockholders, and is ultimately consummated.


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      The CTIG Board of Directors believes that the terms of the Celltech Merger are fair to, and in the best interests of, CTIG and its stockholders. Accordingly, the CTIG Board of Directors has approved and adopted the Celltech Merger Agreement and the transactions contemplated thereby and recommends its approval and adoption by the stockholders of CTIG.

      The CTIG Board of Directors believes that the Celltech Merger will enhance CTIG's ability to pursue its convergent billing strategy. See "The Resulting Company."

      In reaching its determination to approve the Celltech Merger Agreement and recommend approval of the Celltech Merger to the CTIG stockholders, the CTIG Board of Directors considered the information presented to it by CTIG's management, as well as CTIG's professional advisors, and weighed the positive and countervailing factors associated with the Celltech Merger. The factors considered by the CTIG Board of Directors included, without limitation:

      (i) CTIG's Business. The CTIG Board of Directors considered historical and prospective information concerning the financial condition, results of operations and business of CTIG, including in particular, the cash flow needs of the business and its current cash position. The CTIG Board of Directors also considered the current state (and its perception of the future state) of the domestic and international telecommunications billing and billing analysis industry and the economic and market conditions relating to this industry.

      (ii) Celltech Business. The CTIG Board of Directors considered the operational, financial and legal due diligence materials provided to it by CTIG's management and professional advisors concerning Celltech. Such due diligence included historical and prospective information regarding the results of operations, financial condition and business of Celltech and the current state (and its perception of the future state) of the telecommunications billing and billing analysis industry, particularly in the wireless segment.

      (iii) Strategic Merits of the Celltech Merger. The CTIG Board of Directors approved the Celltech Merger based upon its assessment of the strategic merits of the Celltech Merger. The strategic merits of the Celltech Merger, as assessed by the CTIG Board of Directors, include, but are not limited to the fact that Celltech focuses on the wireless marketplace including cellular, personal communication services (PCS) and enhanced specialized mobile radio (ESMR). Its domain knowledge skill, source code and industry expertise are considered complementary to both CTIG and Centillion and should enhance CTIG's deployment of its convergent billing strategy. Furthermore, the combination should assist each company in attracting new and retaining existing clients by being able to offer immediate "cross market" complementary billing solutions and a clearly defined product road map to true convergent billing solutions.

      (v) Structure of Merger; Terms of the Celltech Merger Agreement. The CTIG Board of Directors considered the terms of the Celltech Merger Agreement and its legal and tax implications. The CTIG Board of Directors considered the number of shares of CTIG Class A Common Stock which would be exchanged for the number of shares of Celltech Stock. The CTIG Board of Directors considered that the Celltech Merger is expected to be a tax free exchange by Celltech's stockholders for federal income tax purposes. The Board also considered that approximately 47% of Class A Common Stock to be issued in the Celltech Merger will be held in escrow for three years and released depending upon CTIG continuing to realize revenue from Celltech's largest customer that accounts for approximately 47% of its business.

      (vi) Countervailing Considerations. The CTIG Board of Directors also seriously considered certain factors which may be characterized as countervailing considerations, including, but not limited to:


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             (a)  The risks inherent in attempting to successfully integrate the management of CTIG and Celltech into an effective organization;

             (b) The possibility that key employees and members of the management of CTIG may not be willing to stay on pending the consummation of the Celltech Merger and, therefore, may leave CTIG; and

             (c) Approximately 47% of Celltech's gross revenues are derived from a single customer. The contract between Celltech and this customer expired on February 29, 2000 and is currently continuing on a month-to-month basis. Celltech is seeking to have this customer sign a new contract. Should this customer terminate its relationship with Celltech, such revenues would be difficult to replace.


      The foregoing discussion of the information and factors considered and given weight by the CTIG Board of Directors is not intended to be exhaustive but is believed to include the material factors considered by the CTIG Board of Directors. In addition, in reaching the determination to approve and recommend approval and adoption of the Celltech Merger Agreement, in view of the wide variety of factors considered in connection with its evaluation of the Celltech Merger, the CTIG Board of Directors did not assign any relative or specific weights to the foregoing factors. The CTIG Board of Directors did not attempt to analyze the fairness of the number of shares being issued to Celltech stockholders in isolation from the considerations as to the businesses of CTIG and Celltech, the strategic merits of the Celltech Merger or the other considerations referred to above.

      THE CTIG BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE CELLTECH MERGER AGREEMENT AND THE TRANSACTIONS CONTEMPLATED THEREBY AND BELIEVES THAT THE TERMS OF THE CELLTECH MERGER ARE FAIR TO, AND IN THE BEST INTERESTS OF, CTIG AND ITS STOCKHOLDERS. THE CTIG BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE CELLTECH MERGER AGREEMENT.

Accounting Treatment of the Celltech Merger

      It is anticipated that the Celltech Merger will be accounted for as a purchase for accounting purposes. Under this method of accounting, the assets and liabilities of Celltech will be recorded by CTIG at their estimated fair market value and the remaining purchase price will be recorded as goodwill. For more information, see the notes to the Unaudited Pro Forma Combined Condensed Financial Information beginning on page ___.

Certain Federal Income Tax Consequences

      The following discussion summarizes the material income tax consequences of the Celltech Merger that are generally applicable to CTIG, holders of CTIG Common Stock, Celltech and the holders of Celltech Common Stock. This discussion is based on currently existing provisions of the Code, existing and proposed Treasury Regulations thereunder and the current administrative rulings and court decisions, all of which are subject to change. Any such change, which may or may not be retroactive, could alter the tax consequences to CTIG, CTIG's stockholders, Celltech or Celltech's stockholders, as described herein.

      The following discussions do not purport to deal with all aspects of Federal income taxation that may affect particular stockholders in light of their individual circumstances, and is not intended for stockholders subject to special treatment under the Federal income tax law (including insurance companies, tax-exempt organizations, financial institutions, broker-dealers, foreign persons, stockholders who hold their stock as part of a hedge, appreciated financial position, straddle or conversion transaction, stockholders who do not hold their stock as capital assets and stockholders who have acquired their stock upon the exercise of employee options or otherwise as compensation).


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

In addition, the discussion does not consider the effect of any applicable state, local or foreign tax laws. ACCORDINGLY, CTIG AND CELLTECH STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC CONSEQUENCES OF THE CELLTECH MERGER TO THEM, INCLUDING THE APPLICABLE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE CELLTECH MERGER IN THEIR PARTICULAR CIRCUMSTANCES. THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL INFORMATION ONLY AND IS NOT INTENDED AND SHOULD NOT BE CONSIDERED TAX ADVICE.

      Neither CTIG nor Celltech has requested , or will request, a ruling from the IRS with regard to any of the federal income tax consequences of the Celltech Merger. As a condition to CTIG's and Celltech's obligation to consummate the Celltech Merger, since the date of the Celltech Merger Agreement, there shall not have been any changes in the facts, circumstances or applicable federal tax laws that would negatively impact the treatment of the Celltech Merger for federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Code.

      Treatment Of CTIG. No income, gain or loss will be recognized by CTIG upon the consummation of the Celltech Merger. Accordingly, no income, gain or loss will be recognized for federal income tax purposes by CTIG upon the issuance of the Class A Common Stock to the Celltech shareholders in exchange for all of the issued and outstanding Common Stock of Celltech.

      Treatment Of Holders of CTIG Common Stock. No income, gain or loss will be recognized by the holders of CTIG Common Stock upon the consummation of the Celltech Merger. Accordingly, no income, gain or loss will be recognized for federal income tax purposes by the holders of CTIG Common Stock upon CTIG's issuance of the Class A Common Stock to the Celltech shareholders in exchange for all of the issued and outstanding Common Stock of Celltech.

      Treatment Of Holders Of Celltech Common Stock. A shareholder of Celltech who exchanges Celltech common shares for CTIG common shares will have a holding period and tax basis in his CTIG common shares equal to his holding period and tax basis in his exchanged Celltech shares.

      Cash In Lieu Of Fractional Shares. Gain or loss will be recognized with respect to cash received in lieu of fractional shares.

      Net Operating Loss Limitations. For a discussion of limitations on the use of CTIG's net operating losses, see "Risk Factors-- Risks Relating to the Celltech Merger."

      Reporting Requirements and Backup Withholding. Each holder of Celltech Common Stock receiving CTIG Class A Common Stock as a result of the Celltech Merger will be required to retain certain records and file with its Federal income tax return a statement setting forth certain facts relating to the Celltech Merger.

      Backup withholding at the rate of 31% may apply with respect to certain payments unless the recipient (i) is a corporation or comes within certain other exempt categories and, when required, demonstrates this fact or (ii) provides a correct taxpayer identification number, certifies as to no loss of exemption from backup withholding and otherwise complies with applicable requirements of the backup withholding rules. A stockholder who does not provide CTIG with its correct taxpayer identification number may be subject to penalties imposed by the IRS. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against the stockholder's federal income tax liability provided that certain required information is furnished to the IRS.

      CTIG will report to stockholders of CTIG and to the IRS the amount of "reportable payments" and any amount withheld with respect to CTIG Class A Common Stock.

      EACH HOLDER OF CTIG COMMON STOCK AND CELLTECH COMMON STOCK IS URGED TO CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF THE


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CELLTECH MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF STATE, LOCAL OR
FOREIGN TAX LAWS.

Appraisal Rights

      CTIG Common Stock. Holders of CTIG Common Stock who do not vote for the approval and adoption of the Celltech Merger Agreement at the CTIG Special Meeting and who otherwise comply with the applicable statutory procedures of
Section 262 of the Delaware General Corporation Law ("DGCL") summarized herein may be entitled to appraisal rights under Section 262. In order to exercise and perfect appraisal rights, the record holder of CTIG Common Stock must follow the steps summarized below properly and in a timely manner. A person having a beneficial interest in shares of CTIG Common Stock held of record in the name of another person, such as a broker or nominee, must act promptly to cause the record holder to follow the steps summarized below properly and in a timely manner to perfect appraisal rights. For a summary of these appraisal rights, see Proposal I - The Centillion Merger - Appraisal Rights.

      Section 262 of the DGCL is reprinted in its entirety as Annex G to this Joint Proxy Statement/ Prospectus. Set forth below is a summary description of
Section 262. The following summary is not a complete statement of the law relating to appraisal rights and is qualified in its entirety by reference to Annex G. All references in Section 262 and this summary to "Holder" are to the record holder of the shares of CTIG Common Stock immediately prior to the Effective Time as to which appraisal rights are asserted. Failure to comply strictly with the procedures set forth in Section 262 of the DGCL will result in the loss of appraisal rights.


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

                          THE CELLTECH MERGER AGREEMENT


      The following is a summary of the material terms of the Celltech Merger Agreement, a copy of which is attached as Annex I to this Joint Proxy Statement/Prospectus and is incorporated herein by reference. Such summary is qualified in its entirety by reference to the Celltech Merger Agreement. Holders of CTIG Common Stock, Centillion Common Stock and Celltech Common Stock are urged to read the Celltech Merger Agreement in its entirety for a more complete description of the terms and conditions of the Celltech Merger.

The Merger

      The Celltech Merger Agreement provides that, following the approval of the Celltech Merger by the holders of CTIG Common Stock and the holders of Celltech Common Stock and the satisfaction or waiver of the other conditions to the Celltech Merger, Celltech will merge with, and into, CTIB, a subsidiary of CTIG, with CTIB becoming the surviving corporation. The holders of Celltech Common Stock will become holders of CTIG Class A Common Stock.

      If the Merger Agreement is approved by a majority of the holders of CTIG Common Stock and Celltech Common Stock, and the other conditions to the Merger are satisfied or waived, the Closing will take place no later than two business days following the date on which the last of the conditions is satisfied or waived, or at such other time and date to which CTIG and Celltech mutually agree. As soon as practical after the closing date, CTIG and Celltech will cause a Certificate of Merger to be filed with the Secretary of State of the State of Delaware as provided in Section 251of the DGCL. The Celltech Merger will become effective upon the filing of such Certificate of Merger (the "Celltech Effective Time"). Subject to the satisfaction (or waiver) of the other conditions to the obligations of CTIG and Celltech to consummate the Merger, it is presently expected that the Celltech Merger will be consummated during the second calendar quarter of 2000. See "The Celltech Merger Agreement -- Conditions to Obligations to Effect the Merger."

      All Celltech stockholders are parties to the Celltech Merger Agreement and have agreed to vote their shares of Celltech Common Stock in favor of the Celltech Merger.

Conversion and Issuance of Shares

      Shares Issued at Effective Time. The Celltech Merger Agreement provides that the Celltech Merger will be effected by the merger of Celltech with and into CTIB, with CTIB being the Surviving Corporation.

      At the Effective Time, all issued and outstanding Celltech Common Stock will be converted pro rata, into

      (1)  the right to receive an aggregate $262,599

      (2) 1,663,126 shares of CTIG Class A Common Stock, subject to adjustment if any ("Celltech Merger Stock"), as follows: in the event that the average market price per share (based on the 20 preceding trading days) of the CTIG Class A Common stock on the closing date is greater than $3.00, to a maximum of $3.75, or below $3.00 to a minimum of $2.25, then the number of shares of Celltech Merger Stock will be determined by dividing $4,989,378 by such average market price per share; provided that in no event will the Celltech Merger Stock be less than 1,330,501 shares nor more than 2,217,501 shares regardless of the average market price per share of CTIG Class A Common stock.

      Of the shares of Celltech Merger Stock, 52.63% will be delivered to Celltech stockholders at Closing, and 47.37% will be placed in escrow (the "Celltech Escrowed Stock"). The Celltech Escrowed Stock may be released to current Celltech stockholders in varying amounts based upon future revenues received over a three year period from Celltech's largest customer. Any shares of Celltech Escrowed Stock which are not issued to Celltech stockholders will be returned to CTIG and cancelled.


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

      The Celltech stockholders have assigned their right to receive the cash portion of the merger consideration to PASCO Business Trust, the broker retained by Celltech in connection with the Celltech Merger, to pay the broker fee.

      No shares of CTIG Class B Common Stock will be issued in the Celltech Merger.

      Escrowed Class A Common Stock. The release of the Celltech Escrowed Stock depends upon revenues received from Celltech's largest customer as follows:
Fifty percent of the Celltech Escrowed Stock will be subject to release during the first Escrow Year, 35% during the second Escrow Year and the final 15% during the third Escrow Year. For purposes of the Celltech Merger Agreement, an "Escrow Year" means each of the first three consecutive 12 calendar month periods commencing on March 1, 2000 and ending on February 28, 2003, and an "Escrow Quarter" means each of the three consecutive calendar month periods within a respective Escrow Year. In the event gross revenues received from the customer, less a portion of the revenue attributed to postage ("Celltech Target Revenue"), equals or exceeds $645,652 in any Escrow Quarter, then 25% of the Celltech Escrowed Stock that is subject to release in the Escrow Year in which such Escrow Quarter occurs shall be released from escrow to the Celltech stockholders. If the Celltech Target Revenue in an Escrow Quarter is less than $645,652, then a pro rata portion (based upon the ratio of such actual Revenue to $645,652) of the full number that would potentially be subject to release in such Escrow Quarter shall be released. If at the end of the third Escrow Year the proportion that all Celltech Escrowed Stock previously released from escrow bears to the total Celltech Escrowed Stock placed in escrow is less than the proportion that the aggregate Celltech Target Revenue received during all three Celltech Escrow Years bears to $7,747,821, then an additional number of shares of Celltech Escrowed Stock shall be released to the Celltech stockholders in order to eliminate such difference to a maximum of the total Escrowed Stock remaining in escrow; provided that CTIG shall not issue any shares of CTIG Class A Common Stock in excess of the number originally placed in escrow as Celltech Escrowed Stock, regardless of the amount of such aggregate Celltech Target Revenue.

      If at any time prior to the end of the third Escrow Year, CTIG sells or licenses software to this target customer that replaces the software that has produced the gross revenue received by Celltech from this customer, resulting in a reduction or elimination of that customer's revenue, then any shares of Celltech Escrowed Stock then remaining in escrow shall be released to the Celltech stockholders.

      All releases of Celltech Escrowed Stock from escrow to the Celltech stockholders shall be made in the same proportions to Celltech stockholders as the Closing Stock was distributed. No fractional shares or scrip representing shares of the Celltech Escrowed Stock shall be issued. If at anytime during any Escrow Year, the customer discontinues its relationship with the Surviving Corporation, then all Celltech Escrowed Stock then in escrow shall be returned to CTIG and cancelled, and no additional shares of CTIG Class A Common Stock shall be subject to issue to the Celltech stockholders.

      Based upon the number of shares of CTIG Common Stock outstanding on the record date for the CTIG Special Meeting, the number of shares of Celltech Common Stock outstanding, and the conversion described above, at the Celltech effective time CTIG's current stockholders, Centillion's stockholders and Celltech's stockholders will own approximately 31.4%, 60.1% and 8.4% respectively, of CTIG's issued and outstanding Common Stock after the Celltech Merger.

Exchange Of Stock Certificates

      As soon as reasonably practicable after the Celltech Merger effective time, CTIG will have its appointed exchange agent mail to each holder of Celltech Common Stock (i) a transmittal letter stating that certificates representing CTIG Class A Common Stock will be sent to holders of Celltech Common Stock only upon delivery of Celltech stockholder's stock certificates to the exchange agent, and (ii) instructions for holders of shares of Celltech Common Stock to exchange their certificates for the applicable shares of CTIG Class A Common Stock. Upon surrender of Celltech Common Stock certificates to the exchange agent together with the transmittal letter completed and executed by a Celltech stockholder, a Celltech stockholder will receive the whole number of the shares of CTIG Class A that the holder has the right to receive, and (B) a check in the amount equal to the cash that the holder has the right to receive


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in lieu of any fractional shares. The Celltech share certificates surrendered will be canceled. No interest will be paid or will accrue on any cash payable for fractional shares.

      No Further Ownership Rights In Celltech Common Stock. All shares of CTIG Class A Common Stock (and cash in lieu of fractional shares) issued upon the surrender for exchange of certificates which immediately prior to the Celltech Merger effective time represented shares of Celltech Common Stock will be deemed to have been issued (and paid) in full satisfaction of all rights pertaining to the shares of Celltech Common Stock represented by those certificates.

      Fractional Shares. No fractional shares of CTIG Common Stock will be issued in the Celltech Merger. In lieu of any fractional shares, each holder of shares of Celltech Common Stock outstanding immediately prior to the Celltech Merger effective time exchanged pursuant to the Celltech Merger who would otherwise have been entitled to receive a fraction of a share of CTIG Class A (after taking into account all certificates representing shares of Celltech Common Stock delivered by the holder) will receive, in lieu thereof, cash (without interest) in an amount equal to such fractional part of a share of CTIG Common Stock multiplied by the per share average market price (based on a 20 business day market price average) for CTIG Class A Common Stock.

      Dividends and Distributions. No dividends or other distributions declared or made with respect to CTIG Class A Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered Celltech Common Stock certificate with respect to the shares of CTIG Class A Common Stock that the holder would be entitled to receive upon surrender of such certificate, and no cash payment in lieu of fractional shares will be paid to any such holder until the holder of record of such certificate surrenders such certificate to CTIG.

      No Liability. None of CTIG, Celltech, or the Exchange Agent will be liable to any third party for any shares of CTIG Class A Common Stock (or cash in lieu of fractional shares of CTIG Class A Common Stock or any dividends or distributions with respect thereto) delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

      Lost Certificates. If any certificate which prior to the Effective Time represented shares of Celltech Common Stock shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed and, if required by CTIG, the posting of a bond as indemnity against any claim that may be made against it with respect to such certificate, the Exchange Agent will issue in exchange for the lost, stolen or destroyed certificate the shares of CTIG Class A Common Stock, and any cash in lieu of fractional shares and unpaid dividends and distributions on shares of CTIG Class A Common Stock otherwise deliverable in respect thereof.

      HOLDERS OF CELLTECH COMMON STOCK SHOULD NOT SEND IN THEIR CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM AMERICAN STOCK TRANSFER, THE EXCHANGE AGENT.

Representations and Warranties

      The Celltech Merger Agreement contains various customary representations and warranties by Celltech, subject to identified exceptions, relating to, among other things, (a) due organization, valid existence and good standing and certain similar corporate matters; (b) the capital structure of Celltech; (c) the authorization, execution, delivery and enforceability of the Celltech Merger Agreement and related documents, and the consummation of the transactions contemplated by the Celltech Merger Agreement and related documents and matters;
(d) conflicts under Certificate of Incorporations or by-laws, required consents or approvals and violations of any instruments or law; (e) documents and financial statements of Celltech and the accuracy of information contained therein; (f) the absence of undisclosed liabilities; (g) the absence of certain material adverse events, changes or events; (h) taxes and tax returns; (i) properties; (j) intellectual property; (k) agreements, contracts and commitments; (l) legal proceedings; (m) environmental matters and hazardous materials; (n) employees, independent contractors and labor matters; (o) employee benefit plans; (p) compliance with laws and permits; (q) the accuracy


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of information supplied by Celltech in connection with the registration statement to be filed by CTIG in connection with the issuance of the CTIG Class A Common Stock and this Joint Proxy Statement/Prospectus; (r) insurance; (s) conflicts of interest; (t) broker's fees; (u) principal customers and suppliers;
(v) accounts receivable; and (w) amount of revenue previously received from Celltech's largest customer.

      The Celltech Merger Agreement also contains various customary representations and warranties by the Celltech stockholders relating to, among other things, (a) their ownership of Celltech Common Stock; (b) the execution, delivery and enforceability of the Celltech Merger Agreement against them, the consummation of the transactions contemplated by the Celltech Merger Agreement, and violations of any agreements, instruments or law; (c) the absence of any claims by them against Celltech as of the date of the Celltech Merger Agreement; and (d) their agreement to vote in favor of the Celltech Merger at a stockholders' meeting.

      Finally, the Celltech Merger Agreement contains various customary representations and warranties by CTIG and CTIB relating to, among other things
(a) due organization, valid existence and good standing; (b) the authorization, execution, delivery and enforceability of the Celltech Merger Agreement and related documents, and the consummation of the transactions contemplated by the Celltech Merger Agreement and related documents and matters; (c) conflicts under their respective Certificates of Incorporation or bylaws, required consents or approvals and violations of any instruments of law; (d) legal proceedings; (e) the accuracy of information supplied in connection with the registration statement to be filed by CTIG in connection with the issuance of the CTIG Class A Common Stock and this Joint Proxy Statement/Prospectus; (f) broker's fees; (g) capitalization of CTIB; (g) SEC filings and reports of CTIG; and (h) authorization and issuance of the Celltech Merger Stock.

Certain Covenants

      Conduct of Business. The Celltech Merger Agreement provides that Celltech has agreed that, during the period from the date of the signing of the Celltech Merger Agreement until the Effective Time, except as contemplated by the Celltech Merger Agreement, it will not: (a) amend its certificate of incorporation or by-laws; authorize for issuance, issue, sell, deliver, grant any options for, or otherwise agree or commit to issue, sell or deliver any shares of any class of its capital stock or any securities convertible into shares of any class of its capital stock; (b) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock or purchase, redeem or otherwise acquire any shares of its capital stock; (c) create, incur, assume, maintain or permit to exist any long-term debt or any short-term debt for borrowed money other than under existing lines of credit or replacements thereof, or the negotiation of a capital lease or buy-out agreement with Pitney Bowes at the expiration of the current lease for a mail-inserter machine; (d) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any third party, or (e) make any loans, advances or capital contributions to, or investments in, any third party; (f) increase in any manner the compensation of any of its directors, officers or other employees (other than regularly scheduled raises for employees other than David A. Warren, Celltech's principal stockholder), or pay any bonuses to any director or officer or to Mr. Warren; (g) pay or agree to pay any pension, retirement allowance or other employee benefit not required, or enter into or agree to enter into any agreement or arrangement with such director, officer or employee, whether past or present, relating to any such pension, retirement allowance or other employee benefit except as required under currently existing agreements, plans or arrangements; (h) grant any severance or termination pay to, or enter into any employment or severance agreement with, any of its directors, officers or other employees; or (i) except as may be required to comply with applicable law, become obligated under any new pension plan, welfare plan, multi-employer plan, employee benefit plan, benefit arrangement, or similar plan or arrangement, which was not in existence on the date hereof, including any bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other benefit plan, agreement or arrangement, or employment or consulting agreement with or for the benefit of any third party, or amend any of such plans or any of such agreements in existence on the date hereof; (j) except as otherwise expressly contemplated by the Celltech Merger Agreement, enter into any material agreements, commitments or contracts, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business, consistent with past practices; provided that Celltech shall not enter into any agreement, commitment or contract that


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

requires payments by Celltech in excess of $50,000 without the prior written consent of CTIG, which shall not be unreasonably withheld; (k) authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into, any agreement in principle or any agreement with respect to any plan of liquidation or dissolution, any sale, transfer, lease, license, pledge, mortgage, or other disposition or encumbrance of a material amount of assets or securities or any change in its capitalization, or any entry into a material contract or any amendment or modification of any material contract or any release or relinquishment of any material contract rights; (l) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or all or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or enter into any new material line of business outside its existing core businesses; (m) knowingly undertake any act, or suffer to exist any condition, causing any insurance policy naming it as a beneficiary or a loss payee to be canceled or terminated; (n) take any action that would, or could reasonably be expected to, result in any of the conditions to the Celltech Merger Agreement (other than those exclusively in CTIG's control) not being satisfied or a material delay in the satisfaction of such conditions; (o) make any material change in its methods of accounting in effect at December 31, 1999, except as required by changes in GAAP as concurred in by its independent auditors, or change its fiscal year; (p) take any action that would cause its representations and warranties to no longer be true and correct;
(q) commit to any capital expenditures, other than those incurred or committed in the ordinary course of business and which are not in excess of $15,000, individually or $50,000 in the aggregate; or (o) agree to do or authorize any of the foregoing.

      No Solicitation. The Celltech Merger Agreement provides that Celltech and Mr. Warren, jointly and severally represent and warrant to, and covenant and agree with, CTIG and CTIB that Celltech does not have any agreement, arrangement or understanding with any other potential acquiror. Celltech and each Celltech stockholder further represent and warrant that from and after the date of the Celltech Merger Agreement and until the earlier of the consummation of the Celltech Merger or the termination of the Celltech Merger Agreement, they shall, and Celltech and Mr. Warren shall cause Celltech's officers, directors, advisors, investment bankers, agents and attorneys to (a) not solicit (or authorize any third party to solicit), directly or indirectly, any inquiries, proposals or offers from any third party relating to any acquisition or purchase of all or substantially all the assets of, or any equity interest in, or any merger, consolidation or business combination with Celltech, (b) not enter into any agreement with respect to any such transaction, and (c) not elicit any discussions of, participate in any negotiations regarding, cooperate with, facilitate or encourage such a transaction or furnish to any other third party any information concerning Celltech in connection with any such transaction. Celltech shall immediately notify CTIG if any unsolicited proposal or offer with respect to such transaction is received by Celltech and communicate to CTIG the terms of any such proposal or offer.


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

      Preparation of Form S-4; Stockholders Meeting. As promptly as practicable following the date of the Celltech Merger Agreement, CTIG agrees to prepare and file with the SEC a Registration Statement on Form S-4 with respect to the issuance of the Celltech Merger Stock (the "Form S-4"). The Form S-4 shall also register the Escrowed Stock on a "shelf" basis until the first of the following to occur: (a) April 30, 2003, (b) the release to Celltech and/or return to CTIG of all Escrowed Stock pursuant as provided in the Celltech Merger Agreement, or
(c) the longest period allowed by law, regulation or the SEC. The Form S-4 and Prospectus contained within it is to comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act. CTIG shall use all reasonable efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after filing with the SEC and to keep the Form S-4 effective as long as is necessary to consummate the Merger. The parties shall promptly provide copies to and consult with each other and prepare written responses with respect to any written comments received from the SEC with respect to the Form S-4 and the Prospectus and promptly advise the other party of any oral comments received from the SEC. CTIG agrees that none of the information supplied or to be supplied by CTIG for inclusion or incorporation by reference in the Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of CTIG Special Meeting, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Celltech agrees that none of the information supplied or to be supplied by Celltech for inclusion or incorporation by reference in the Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the CTIG Special Meeting will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      Merger with Centillion Data Systems, Inc. The Celltech Merger Agreement requires that the Centillion Merger must occur prior to the Celltech Merger.

      Stock Option and Benefit Plans. At the Effective Time, the CTIG Stock Option and Restricted Stock Plan and any benefit plans in effect at the time will cover employees of Celltech who become employees of CTIG after the Celltech Merger.

      Indemnifications. For a period of one year after the Effective Time, subject to certain conditions contained in the Celltech Merger Agreement, David
A. Warren will indemnify and hold harmless CTIG and CTIB against all losses, claims, damages, liabilities and expenses resulting from a material breach of the Celltech Merger Agreement or any related documents, any material error contained in any statement or document delivered to CTIG or CTIB in connection with the Merger, any claim, debt or obligation of Celltech or Mr. Warren incurred prior to the Effective Time (with certain limited exceptions specified in the Celltech Merger Agreement), any claims made by current or former stockholders of Celltech, and claims made by any governmental entity.

      Damages due CTIG or CTIB as a result of this indemnification shall first be paid by Mr. Warren by reducing the number of shares of Celltech Escrowed Stock he would have otherwise received. In the event that the amount of damages exceeds the value of such Celltech Escrowed Stock, such excess shall be paid in cash. Any cash payment is not to exceed $500,000 in the aggregate (unless it is caused by a claim made by Celltech stockholders), and the total indemnification liability of Mr. Warren shall not exceed the value of the Celltech merger consideration to be received by Mr. Warren.

Conditions to Obligations to Effect the Celltech Merger

      The respective obligations of CTIG and Celltech to effect the Celltech Merger are subject to the satisfaction (or waiver) of the following conditions:
(a) the Celltech Merger Agreement and the Celltech Merger shall have been approved in the manner required under the Delaware General Corporation Law by the respective holders of the issued and outstanding shares of capital stock of CTIG and Celltech; (b) the Merger will not be prohibited by any order, judgment or ruling of any court or other governmental entity; (c) the Centillion Merger shall have occurred; (d) the employment agreement with David A. Warren must be executed; (e) Celltech shall have delivered to CTIG all required third party consents; (f) Celltech shall have delivered to CTIG general releases from the Celltech stockholders, all


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Celltech directors and a third party with which it had been engaged in litigation that was settled prior to the date of the Celltech Merger Agreement;
(g) the representations and warranties made by each of Celltech and CTIG are true and correct as of the Effective Time and each party shall have performed their respective obligations under the Celltech Merger Agreement; (h) the adjusted balance sheet of Celltech, on and as of the Effective Time (which shall be certified by Celltech's President) must reflect: (1) net current assets (i.e., current assets over current liabilities) of not less than $1.00; (2) no long term liabilities other than deferred taxes; (3) all earnings of Celltech for the period from January 1, 2000 to the Effective Time; and (i) there must not have been any material adverse change in Celltech's business operations, assets, financial condition or results of operation.

Termination; Termination Fees and Expenses

      The Merger Agreement may be terminated at any time prior to the Effective Time by CTIG or Celltech:

      (a) by the mutual written consent of the Boards of Directors of Celltech and CTIG;

      (b) by either CTIG or Celltech if, without a material breach of the Celltech Agreement by such terminating party, the Celltech Merger shall not have been consummated on or before September 30, 2000, which date may be extended by mutual written consent of CTIG and Celltech; or

      (c) by either CTIG or Celltech, if any court of competent jurisdiction in the United States or other Governmental Entity shall have issued an order (other than a temporary restraining order), decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger, and such order, decree, ruling or other action shall have become final and nonappealable; provided that the party seeking to terminate this Agreement shall have used all commercially reasonable efforts to remove or lift such order, decree or ruling; or

      (d) if a Special Meeting is required by applicable law, by either CTIG if the approval of CTIG's stockholders required for the consummation shall not have been obtained.

      The Celltech Merger Agreement may be terminated at any time prior to the Effective Time by CTIG if Celltech or David A. Warren fail to comply in any material respect with their respective obligations under the Celltech Merger Agreement, there is a material breach of a representation or warranty made by Celltech or a Celltech Stockholder in the Celltech Merger Agreement or Celltech fails to deliver audited financial statements for its last two fiscal years to CTIG.

      The Celltech Merger Agreement may be terminated at any time prior to the Effective Time by Celltech if CTIG or CTIB fails to comply in any material respect with their respective obligations under the Celltech Merger Agreement, or if there is a material breach of a representation or warranty made by CTIG or CTIB in the Celltech Merger Agreement.

Amendment and Waiver

      The Celltech Merger Agreement may be amended by CTIG and Celltech at any time before or after any approval of the Agreement by the stockholders of CTIG and/or Celltech. However, after any such approval, no amendment may be made which decreases the amount of consideration that Celltech stockholders will be receiving under the Celltech Merger, or adversely affects the rights of Celltech's stockholders without the approval of all of the holders of common stock of Celltech. The Celltech Merger Agreement may only be amended by an instrument in writing signed on behalf of all the parties.


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

Comparison of Shareholder Rights

      Upon completion of the Celltech Merger, Celltech stockholders will become holders of CTIG Class A Stock. As a result, the rights of the holders of CTIG Class A Stock will be governed by the CTIG Certificate of Incorporation, and the Amended and Restated Bylaws of CTIG and by Delaware law. See "Comparison of Rights of Holders of Celltech Common Stock and CTIG Common Stock" for a summary of the material differences between the rights of holders of Celltech Common Stock and CTIG Common Stock.


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

      COMPARISON OF RIGHTS OF HOLDERS OF CELLTECH STOCK PRIOR TO THE MERGER
                 AND CTIG CLASS A COMMON STOCK AFTER THE MERGER

      The following is a summary of the material differences between the rights of holders of Celltech Common Stock before the Celltech Merger and the rights of holders of CTIG Class A Common Stock after the Celltech Merger. Because Celltech and CTIG are both organized under the laws of the State of Delaware, the differences arise solely from differences between various provisions of their respective Certificates of Incorporation and Bylaws.

      The discussion of the comparative rights of the stockholders of Celltech and CTIG set forth below does not purport to be complete and is subject to and qualified in its entirety by reference to the Certificates of Incorporation and Bylaws of Celltech and CTIG.

Authorized Capital

      CTIG's authorized capital prior to the Celltech Merger consists of 50,000,000 shares of common stock with a par value of $0.01 per share. Celltech's authorized capital consists of 3,000 shares of common stock with no par value . After the Celltech Merger CTIG's authorized capital will consist of 50,000,000 shares of common stock of which 46,500,000 will be designated Class A Common Stock, having a par value of $0.01 per share, and 3,500,000 shares of Class B Common Stock, having a par value of $0.01 per share.

      Shares of Class B Common Stock are convertible into shares of Class A Common Stock under certain conditions as described in "The Centillion Merger Agreement- Conversion and Issuance of Shares- Class B Common Stock."

      After the Merger, shares of CTIG Class A Common Stock will have liquidation and voting rights as outlined in "Description of CTIG Common Stock." Only shares of CTIG Class A Common Stock will be issued to Celltech stockholders in the Celltech Merger.

Number of Directors

      The DGCL provides that the board of directors of a Delaware corporation will consist of one or more directors as fixed by the certificate of incorporation or bylaws. CTIG's Bylaws provide that the Board of Directors shall consist of that number of Directors as determined by standing resolution of the Board, but may not be less than three. Celltech's Bylaws provide that the Board of Directors of Celltech shall consist of one director, which number may be increased by the standing Board of Directors. Currently, there is one member of the Board of Directors of Celltech, and five members of the Board of Directors of CTIG.

      CTIG's Bylaws after the Centillion Merger provide for seven directors, four of whom will initially be designated by Centillion, and three of whom will be designated by CTIG. For more information on the structure of the Board of Directors of CTIG after the Centillion Merger, see "Approval of Amendments to CTIG's Certificate of Incorporation - Restructure of Board of Directors."

Committees of the Board

      Both Celltech's and CTIG's Bylaws provide for the respective Board of Directors to designate committees as they deem necessary or desirable. The provisions of Celltech's Bylaws are substantially similar to those of CTIG's Bylaws, except that Celltech's Bylaws require any committee to consist of at least three members of the standing Board of Directors.

      CTIG's Bylaws do not provide for such restriction, and state that the Board of CTIG, in designating committees, is limited only to the extent provided for under the DGCL.


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

Removal of Directors

      The DGCL provides that a director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors, except (i) in the case of a corporation whose board is classified, directors may be removed only for cause unless the certificate of incorporation provides otherwise, or (ii) if the corporation has cumulative voting, in which event if less than the entire board is to be removed, no director may be removed without cause if the votes cast against the director's removal would be sufficient to elect that director if voted cumulatively either at an election of the entire board of directors or for classes of the board.

      Celltech's Bylaws provide that a director may be removed with or without cause at any time by the affirmative vote of shareholders holding of record at least a majority of the outstanding shares of Celltech at a special meeting of the shareholders called for the purpose of removing a director.

      CTIG's Certificate of Incorporation currently provides that any Director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the stock then entitled to vote at an election of directors, at any annual or special meeting of the stockholders of the corporation. However, if the Centillion Merger is consummated, CTIG's Certificate of Incorporation will be amended, which will have the effect of classifying the CTIG Board of Directors. Because the Board of CTIG following the Centillion Merger will be classified, its directors may only be removed for cause.

Amendment to Bylaws

      Under the DGCL, bylaws may be altered, amended, supplemented or repealed, or new bylaws adopted, by the stockholders entitled to vote, by the board of directors, or by any other manner as may be authorized by the certificate of incorporation. CTIG's Bylaws provide that, except with regard to the provision regarding removal of directors (described above), CTIG's Bylaws may be amended by a majority of the vote of the Board of Directors, either at a regular or special meeting of the Board, or by written consent. The Bylaws also provide that the Bylaws may be amended by a majority vote of outstanding shares of the corporation.

      The Celltech Bylaws provide that the Bylaws may be amended by a majority vote of the outstanding shares of Celltech. The Bylaws also may be amended by the Directors of Celltech, except that the Directors may not amend the quorum required for meetings of shareholders or of the Board of Directors, and may not change any provision with regard to removal of directors or filling of vacancies in the Board resulting from removal by the stockholders.

Amendments to Certificates of Incorporation

      Under the DGCL, amendment of the certificate of incorporation will be made by a resolution of the board of directors setting forth the amendment, declaring its advisability, and either calling a special meeting of the stockholders entitled to vote or directing that the amendment proposed be considered at the next annual meeting of the stockholders. At such stockholder's meeting, a majority of the outstanding shares entitled to vote is required to approve the amendment. If an amendment would increase or decrease the number of authorized shares of such class, increase or decrease the par value of the shares of such class or alter or change the powers, preferences or other special rights of a class of outstanding shares so as to affect the class adversely, then a majority of shares of that class must approve the amendment as well. The DGCL also permits a corporation to make provision in its certificate requiring a greater proportion of voting power to approve a specified amendment. CTIG's current Certificate of Incorporation states that the corporation reserves the right to amend the provisions of its Certificate of Incorporation by any means permitted under the DGCL.

      Celltech's Certificate of Incorporation is silent with regard to amendment. As such, the Certificate may be amended by any means permitted under the DGCL.


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

      After the Centillion Merger, CTIG's Amended Certificate of Incorporation will provide that CTIG may amend its Certificate of Incorporation in any manner provided for under the DGCL. However, the amended Certificate also states that, except for amendments which are made as a result of acquisitions or capital raising, all amendments to the Certificate of Incorporation shall require, prior to submission, the affirmative vote of the Board of Directors, which vote must contain the affirmative vote of at least one Class III Director.

Action by Written Consent of Holders of Common Stock

      The DGCL contains provisions permitting actions by holders of common stock without providing notice and convening a meeting of such holders. Both Celltech's and CTIG's Bylaws are silent with respect to Consent of Stockholders. Therefore, such action by written consent is permitted.

Indemnification

      Under the DGCL the indemnification of officers, directors and employees is permissive. The one exception to the DGCL's permissive indemnification rule is that a corporation must indemnify a person who is successful on the merits or otherwise in the defense of certain specified actions, suits or proceedings for expenses and attorneys' fees actually and reasonably incurred in connection therewith. Although indemnification is permissive in Delaware, the DGCL allows a corporation, through its certificate of incorporation, bylaws, or other intracorporate agreements, to make indemnification mandatory. Pursuant to this authority, CTIG's Certificate of Incorporation and Bylaws provide that CTIG will indemnify its directors and officers to the fullest extent permitted by law. Such indemnification will continue after the Merger.

      Celltech's Bylaws provide that officers, directors and employees of the company will be indemnified except in the case of negligence or misconduct. Additionally, the amount of indemnification to which an officer or director is entitled is to be determined by a disinterested majority of the Board of Directors. Therefore the indemnification of Celltech is slightly narrower than that of CTIG.

Liability of Directors

      Under the DGCL, a corporation's certificate of incorporation may contain a provision limiting or eliminating a director's personal liability to the corporation or its stockholders for monetary damages for a director's breach of fiduciary duty subject to certain limitations. CTIG's Certificate of Incorporation includes such a provision. Accordingly, under the DGCL and CTIG's Certificate of Incorporation, a director shall not be personally liable to the corporation or its stockholders for monetary damages for breach of his or her fiduciary duty as a director, provided that this indemnification shall not eliminate or limit the liability of a director for any breach of the director's duty of loyalty to the corporation or its stockholders, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, under Section 174 of the DGCL, or for any transaction from which the director derived an improper benefit.

      In contrast to CTIG's indemnification of its directors' liability, Celltech's Certificate of Incorporation contains no provision regarding the limitation of its directors' liability.

Stockholder Meetings

      In accordance with CTIG's Bylaws, annual meetings of stockholders will be held on such date as may be fixed by CTIG's Board of Directors, and special meetings of stockholders may be called only by a majority of CTIG's Board of Directors, by the Chairman of the Board, President, or stockholders representing 10% of the outstanding shares. Pursuant to Celltech's Bylaws, annual meetings of stockholders will be held within five months after the close of Celltech's fiscal year, and special meetings of stockholders may be called by the Board of Directors or the President. A special meeting shall also be called by the President and the Secretary of Celltech at the written request of holders of 10% of the Celltech shares then outstanding and entitled to vote. The DGCL, CTIG's Bylaws and


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

Celltech's Bylaws require that whenever stockholders are required or permitted to take action at a meeting, a notice stating the place, time and date of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, must be sent to all stockholders of record entitled to vote thereon. Such notice must be sent not less than 10 nor more than 50 days for Celltech, and not less than 10 nor more than 60 days before the meeting for CTIG. Under the DGCL, notice of a meeting to consider an agreement of merger must be sent at least 20 days prior to the date of the meeting.

Mergers and Consolidations

      In order to effect a merger under the DGCL, a corporation's board of directors must adopt an agreement of merger and recommend it to the stockholders. The agreement must be adopted by holders of a majority of the outstanding shares of the corporation entitled to vote on such agreement.

Business Combinations

      The DGCL bars a corporation which has securities traded on an exchange, designated on the Nasdaq National Market or held of record by more than 2,000 stockholders from engaging in certain business combinations, including a merger, sale of substantial assets, loan or substantial issuance of stock, with an interested stockholder, or an interested stockholder's affiliates and associates, for a three-year period beginning on the date the interested stockholder acquires 15% or more of the outstanding voting stock of the corporation. The restrictions on business combinations do not apply if (a) the board of directors gives prior approval to the transaction in which the 15% ownership level is exceeded, (b) the interested stockholder acquires at one time at least 85% of the corporation's stock (excluding those shares owned by persons who are directors and also officers as well as employee stock plans in which employees do not have a confidential right to vote), or (c) the business combination is approved by the board of directors and authorized at a meeting of stockholders by the holders of at least two-thirds of the outstanding voting stock, excluding shares owned by the interested stockholder. Although a Delaware corporation may elect, pursuant to its certificate or bylaws, not to be governed by this provision, neither CTIG's Amended Certificate of Incorporation and Amended and Restated Bylaws nor Celltech's Certificate of Incorporation and Bylaws contain such an election or other limitation on the applicability of this provision. The rights of Celltech and CTIG Stockholders, therefore, are identical with respect to this issue.

Dissenters' Rights

      Under both the DGCL, stockholders may exercise a right of dissent from certain corporate actions and obtain payment of the fair value of their shares. This remedy is an exclusive remedy, except where the corporate action involves fraud or illegality. Under the DGCL, dissenters' rights are limited. Appraisal rights are available only in connection with certain statutory mergers or consolidations, amendments to the certificate of incorporation (if so provided in the certificate of incorporation), any merger or consolidation in which the corporation is a constituent corporation, or sales of all or substantially all of the assets of a corporation. Rights of holders of Celltech Common Stock and CTIG Class A Stock are identical with respect to dissenters' rights, however, all four holders of Celltech Common Stock have agreed pursuant to the Celltech Merger Agreement to vote their respective shares in favor of the Celltech Merger.


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

                            THE BUSINESS OF CELLTECH

Overview

      Celltech, a Houston, Texas based company, provides custom software development, customer management systems, billing, rating, printing and mailing services to the telecommunications industry, focusing on the wireless segment.

      Founded in 1983 by individuals from the private telephone industry, Celltech developed software solutions for facilities-based cellular telephone companies. The Company's primary focus was on the small to medium sized cellular telephone company that would benefit from Celltech's experience and expertise. In the early 90's the cellular market underwent a period of consolidation and acquisition. A large number of Celltech's clients were acquired by cellular companies intent on developing a national or regional presence. As a result of this consolidation, the Company downsized and reviewed market strategy. The result of this market strategy review was a shift away from facilities-based cellular operators to resellers of cellular and other telecommunications services. In addition, deregulation of telecommunications services provided Celltech's target client base with an opportunity to deliver multiple telecommunications products to their customer base. In response to this market shift, Celltech started development on a Windows based product that would meet the needs of the emerging multi-service telecommunications provider.

      Celltech has extensive skills in managing complex, time/usage sensitive billing issues that require proper calculation of usage charges and discounting based on variable pricing schemes, such as time-of-day, group cumulative usage, individual cumulative usage, originating point of call, receipt point of call and re-rating of pass thru charges based on multiple criteria. In addition to the management of these billing issues a complete billing system must be able to integrate usage information from multiple sources, long distance providers, cellular operators, other billing vendors and corresponding clearing houses.

      Celltech's experience and skill required to manage the time and usage sensitive billing of the facilities-based cellular operator has been easily transferrable to the needs and demands of other providers of telecommunications services such as paging, long distance, 1-800, Personal Communications Services "PCS," Internet and local exchange services.

Competition

      Competitors serving the same market as Celltech include Baja Systems, Cbill, PSA, Infotech Solutions Corp. and HO Systems. Public companies that target similar, but larger accounts, are ITDS (recently acquired by Amdocs Corp) and Convergys Corp.


Celltech Service Capabilities and Product Offerings

      With a corporate mission to provide services and products that are scalable, flexible and competitive, Celltech has just recently released a Windows-based Customer Care and Management System to support the needs of the Multi-Service Telecommunications provider. Celltech's comprehensive services solution, Win Command, is a fully- integrated Windows-based, GUI (graphical user interface) technology. Win Command is designed to work in an operating environment using Windows 95, Windows 98, Windows NT network or client, Novell network and Citrix. The Win Command product suite consists of billing as well as work flow management modules such as Customer Care, Inventory Management, Collections/Credit with an interface for credit reporting agencies, and Order Entry. Unlike a majority of its competitors, Celltech allows clients to have on-site access to their database--enabling clients to analyze their underlying usage/customer information more effectively and to provide superior customer service.

      The complete , Win Command product suite consists of two key components having a common client database interface:

      o The Business Information System (BIS), is located at the client's site. Win Command performs all the routine daily functions of the telecommunications business office. This includes sophisticated database management capabilities which enable clients to analyze underlying subscriber information. It also includes several integrated work flow management modules to support ongoing operations. These modules include Customer Care, Inventory Management, Collections/Credits, New Order Entry, Remote Order Entry, Service Center Scheduling and Switch Management.

      o The Billing Engine, is located at Celltech in Houston, Texas on a DEC/VAX computer utilizing the ALPHA/VMS operating system. It performs the highly complex recurring billing, rating, taxing and fulfillment functions. This process leverages the company's extensive expertise in bill production with the need for timely completion of the billing cycle. The processing done by the Billing Engine includes weekly roaming processing, sorting, rating, taxing and tabulation of all call and usage records made by telecommunications subscribers.

Customers

      Celltech currently has 13 customers. Its largest customer accounted for approximately 47% of its revenue in 1999. The contract with this customer has expired, and service is now being provided on a month-to-month basis. Celltech is hopeful that it will enter a new contract with this customer, but cannot predict whether that will occur or, if it occurs, the terms of any new contract.

Employees

      Celltech has approximately 58 employees all located in Houston, Texas. None of Celltech's employees are represented by a labor union. Celltech considers its relations with its employees to be good, and expects all 58 employees to continue with CTIG after the Celltech Merger.

Properties

      Celltech leases 18,005 square feet in Houston, Texas at an average cost of $14.65 per square foot. The lease expires in October, 2004.

          CELLTECH'S MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
                 CONDITION AND RESULTS OF OPERATIONS OF CELLTECH

Overview

         Celltech, a Houston, Texas based company, provides customer management systems for billing, rating, printing and mailing services to the telecommunications industry. The following discussion compares Celltech's actual results for the years ended December 31, 1999 and 1998.

                            STATEMENTS OF OPERATIONS

                       CELLTECH INFORMATION SYSTEMS, INC.

                                                                                                        % Chg
                                                                                                       '98 to
For the Year Ended December 31             1999             %               1998            %            '99
                                    ---------------   ----------     --------------   ---------     -----------
REVENUES                                 $7,952,798       100.0%         $8,991,445       100.0          -11.6%
                                                                                              %
EXPENSES:
   Cost of revenues (excluding
       depreciation and amortization)     3,983,936        50.1%          4,230,177       47.0%           -5.8%
   Research and development                 422,252         5.3%            451,856        5.0%           -6.6%
   Selling, general and administrative    4,135,768        52.0%          3,658,694       40.7%           13.0%
   Depreciation and amortization            125,422         1.6%             97,430        1.1%           28.7%
                                         ----------                      ----------
     Total Expenses                       8,667,378       109.0%          8,438,157       93.8%            2.7%
                                         ----------                      ----------
         Operating (loss) income           (714,580)       -9.0%            553,288        6.2%         -229.2%
                                         ----------                      ----------
OTHER (EXPENSE) INCOME:
   Interest income (expense)                  6,547         0.1%            (2,488)       -0.0%         -363.1%
   Other (expense) income                  (152,353)       -1.9%             45,000        0.5%         -438.6%
                                         ----------                      ----------

        Income (loss) before provision
          for income taxes                 (860,386)      -10.8%            595,800        6.6%         -244.4%
INCOME TAX BENEFIT (PROVISION)              282,975         3.6%          (209,216)       -2.3%         -235.3%
                                         ----------                      ----------
NET (LOSS) INCOME                         ($577,411)       -7.3%           $386,584        4.3%         -249.4%
                                         ==========                      ==========
NET (LOSS) INCOME PER COMMON SHARE         ($245.39)                        $164.29
                                         ==========                      ==========
WEIGHTED AVERAGE COMMON
 SHARES OUTSTANDING                           2,353                           2,353
                                         ==========                      ==========

Results From Operations

         Celltech typically enters into contracts to provide software products and billing services at its Houston based service bureau. Approximately 96% of Celltech's revenue result from the recurring, monthly processing and printing of telecommunications bills for its clients. The rate structure is based on a price per bill plus charges for additional services such as second telephone, pager, etc. The revenue per bill will tier downward based on the volume of bills produced. Additional sources of revenue may be earned through services such as custom programming, generation of special reports and transmission of data. Revenues for the year ended December 31, 1999 were $7,952,798 as compared to $8,991,445 in 1998. This reflects a decrease of 11.6% due primarily to the reduction in business of one customer.

         Cost of revenues primarily includes the costs associated with bill production. To manage its variable processing needs Celltech utilizes state-of-the-art Alpha/Vax processors at its data center operation, to provide data processing and data storage capability. While Cost of revenues decreased 5.8% primarily related to the reduction of revenues, Celltech incurred one-time charges associated with the migration of its core rater processing from an outsource provider to an in-house system, including a $75,000 contract termination fee, and incurred increased postage expense due to a U.S.P.S. rate increase. Celltech projects annual savings in excess of $250,000 associated with the in-house migration of its rater processing.

         Celltech incurred significant Research and development charges of $422,252 in 1999 for the development of its new billing product which was 6.6% less then 1998 Research & Development. These costs include those expenses incurred for contractors and consultants outside of the Company.

         Selling, general and administrative expenses increased $477,074 in 1999 from $3,658,694 in 1998 primarily as a result of on-going new production development and implementation of Celltech's Y2K compliance testing and due to a one-time charge off of $150,000 from accounts receivable and a bad debt reserve of an additional $410,072 primarily for one client (see Significant and Recent Events).

         Depreciation and amortization expense increased $27,992, to $125,422 as compared to 1998, reflecting a 28.7% increase due to an increase of $83,475 in Property and Equipment. The Property and Equipment cost increase was due primarily to the acquisition of equipment for the in-house system discussed under Cost of revenues.

         Interest Income in 1999 increased 41.8% from $15,417 in 1998 to $21,862 in 1999 due primarily to cash management strategies. Interest Expense increased from $2,844 in 1998 to $15,315 in 1999 primarily to Celltech's strategy of establishing bank lending relationships. Celltech established lending facilities in lieu of establishing lease facilities. Net Interest Income increased from ($2,488) in 1998 to $6,547 in 1999.

         Other Income in 1998 of $45,000 was a legal settlement against a former customer for an early termination claim brought by Celltech. Other Expense in 1999 was a settlement of a lawsuit brought by the minority shareholders of Celltech, filed in January 2000. The suit was settled in March 2000, resulting in a payment to the minority shareholders in the amount of $152,353.

         An Income tax provision of $209,216 in 1998 was replaced by an Income tax benefit of $282,975 in 1999 primarily due to 1999 losses.

Liquidity and Capital Resources

         Historically, Celltech has financed its activities primarily from customer revenues and use of its lease and bank credit facilities. At December 31, 1999 Celltech's cash and cash equivalents decreased $394,082 from 1998. This was related to the cumulative effect of expenses exceeding revenues.

         Accounts receivable at December 31, 1999 were $666,408 which reflects a $317,556 decrease compared to December 31, 1998. The accounts receivable decrease is due in part to an increase allowance for doubtful accounts from $11,700 in 1998 to $410,072 in 1999 primarily due to a one-time reserve for one client. Inventory of forms decreased $22,400 at December 31, 1999 compared to 1998 due to implementation of an as- need basis of inventory supply. Prepaid Expenses increased by $16,589 from $66,529 in 1998 to $83,118 in 1999. This is mainly due to the Company's renewal of its taxing tables used the rating of bills. Net Property and Equipment increased $83,475 from $260,265 in 1998 to $343,740 in 1999 due primarily to the acquisition of equipment for the in-house system discussed under Cost of revenues.

         Celltech maintains two credit facility arrangements with a bank for equipment loans that are secured by the equipment, and maintains one $400,000 line-of-credit facility for a working capital line. The balance of the equipment loans is $95,130 at December 31, 1999 as compared to $97,222 at December 31, 1998. The working capital line, personally guaranteed by the Principal Shareholder, has a current balance of $0 at December 31, 1999 as compared to $50,000 at December 31, 1998.

         Over the past two years, management's objectives have been to reinvest much of the working capital resources and profits of Celltech into developing its products, services and facilities.

         The accompanying financial statements have been prepared assuming that Celltech will continue as a going concern. Celltech incurred an operating loss of $714,580 and an operating cash flow deficit of $342,927 during 1999. In addition, during 1999, Celltech was not in compliance with the financial covenants of a Promissory Note, as discussed in Note 5, for which there was no balance outstanding at December 31, 1999. Celltech has obtained a waiver through the period ended December 31, 1999 for this covenant violation. This waiver does not extend beyond December 31, 1999. Management's operating plan for 2000 indicates positive cash flow from operations. To the extent necessary, management intends to reduce its costs during 2000 to fund its obligations. These conditions raise substantial doubt about Celltech's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Significant and Recent Events

         Throughout 1999 one of Celltech's largest clients materially decreased its operations, which substantially reduced the Company's revenues. In May 1999 Celltech agreed to forgive $150,000 in accounts receivable from this client in exchange for a five-year contract commitment. In October 1999 this client filed for Chapter 11 bankruptcy protection from its creditors. As a result, the company increased its allowance for doubtful accounts by approximately $400,000 to provide for the client's outstanding accounts receivable at 12/31/99.

         On April 5, 2000 Celltech entered into a definitive merger agreement with CTIG, a leading provider of software and services for the management of telecommunications systems, to acquire 100% of the outstanding shares of Celltech stock for total consideration valued at $5,251,977. The purchase will include $262,599 in cash: the balance of $4,989,378 will be satisfied by the issuance of 1,663,126 newly registered shares of CTIG Class A Common Stock at an assumed value of $3.00 per share. The shares, to be issued at closing, may be adjusted by the effect of a maximum 25% ceiling and floor collar dependent on the average stock price during the twenty-day trading period prior to the closing. In no event will Celltech's shareholders receive fewer than 1,330,501 or more than 2,217,501 shares. Approximately 47% of these common shares will be held in escrow for up to three years pending the attainment of certain business goals to be accomplished by Celltech.

         Celltech was involved in a lawsuit with minority shareholders, filed in December 1999. The suit was settled in March 2000, resulting in a payment to minority shareholders in the amount of $152,353 and the discharge and release of an account receivable from an entity controlled by the minority shareholders in the amount of $180,000. The settlement has been reflected in the 1999 financial statements.

Year 2000

         Many computer programs have been written using two digits rather than four to define the applicable year. Any computer programs with time-sensitive software or embedded chips may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations causing disruptions of operations. During 1999 and 1998, Management of the Company and their staff completed their assessment of the various computer software and hardware used in connection with the ongoing operations of the Registrant. In some cases software modifications were made. In all cases programs were tested for Y2K compliance.

         During this two year period Celltech allocated $288,619 of its operating costs to the review, modification and testing of its compliance program. Since December 31, 1999, the Company has not experienced any adverse effects associated with the Year 2000 issues.

New Accounting Pronouncements

         In June 1998, the FASB issued SFAS No. 133, as amended by SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activity, is required to be adopted by the Company on January 1, 2001. Management is currently assessing the effect of this statement on the financial disclosures of the Company, however management does not expect adoption of this statement to have a material effect on the Company's financial position or results of operations.

                              THE RESULTING COMPANY

         As a result of the Centillion Merger, the telecommunications industry billing division of Centillion will be merged into CTIG. As a result of the Celltech Merger, Celltech will be merged into CTIB, a subsidiary of CTIG. The executive management of CTIG will be comprised of members of the existing executive management of CTIG and Centillion, with Anthony Johns serving as President and Chief Executive Officer, Harold Garrison serving as Chairman of the Board of CTIG. The CTIG Board of Directors will initially consist of seven persons (with CTIG designating three and Centillion designating four members) and will have an Executive Committee (with CTIG designating one member and Centillion designating two members)]. See "The Resulting Company-- Directors and Executive Officers."

         Management of CTIG, Centillion and Celltech are jointly reviewing the companies' operations in order to develop plans and proposals regarding the integration and combination of all functional areas of the resulting business. The goal of management of CTIG, Centillion and Celltech is to complete its transition plan prior to the consummation of the Mergers, so that the plan may be implemented as soon thereafter as possible.

         CTIG and Centillion will consummate the Centillion Merger (subject to stockholder approval and satisfaction or waiver of all conditions to closing in the Centillion Merger Agreement) even if the Celltech Merger is not approved by CTIG stockholders or, if approved, is not consummated. If the Centillion Merger is not consummated, the Celltech Merger will not be consummated, even if approved by CTIG stockholders.

Business and Strategy

         As the global telecommunications market continues to evolve, end customers will be drawn to service providers who can offer a broad array of services and single point of contact for support. 'Convergent billing' refers to the need for telecom firms to integrate the many different service inputs (voice, data, wireless, ISP, xDSL, VolP) arising from the combination of customer demand, technology evolution, increasing competition and market deregulation. Whether established incumbents or new market entrants, telecoms providers must have systems that allow all services to be combined on a single bill. Furthermore, these providers will require customer management systems that enable increasingly complex customer relationships to be managed through a unified, user-friendly interface into the customer database. CTIG intends to pursue such a convergent billing strategy after the Mergers, leveraging its experience in front-end call tracking and accounting, with Centillion's expertise in billing analysis. Additionally, Celltech's expertise in the area of billing services for wireless communications will further enable CTIG to pursue a convergent billing strategy. Additionally, the funds provided by Centillion will enable CTIG to repair its working capital deficit, thereby increasing the marketing, product development and support efforts behind its core billing products and services.

Directors and Executive Officers

         After the Centillion Merger, and as provided for in the Centillion Merger Agreement and CTIG's proposed amended Certificate of Incorporation, the CTIG Board of Directors will be divided into three classes. Class I and Class II will initially consist of two directors each, whose initial terms will be one year and two years, respectively. Both Class I Directors and Class II Directors will initially be designated by Centillion. Class III will initially consist of three directors, each of whose initial term will be three years, and initially will be designated by CTIG. After the initial terms all directors in each Class will serve for three year terms. The Board of Directors will also have an Executive Committee, of which one member will be designated by CTIG and two members will be designated by Centillion.

         In the event of vacancies during the first three years following the Centillion Merger, Class I and Class II Directors will designate a Director to occupy any vacancy, while Class III Directors will designate a Director to occupy any vacancy to a Class III Director position.

 For the initial Board, Centillion will designate: Harold D. Garrison (who will serve as Chairman of the Board of CTIG and an Executive Committee member) and Salah N. Osseiran as the Class I Directors; and Michael H. Leeds (who will serve as Vice Chairman and an Executive Committee member) and Thomas W. Grein as the Class II Directors. CTIG will appoint Anthony P. Johns (who will also serve as President and Chief Executive Officer), Rupert
D. Armitage (who will also serve as an Executive Committee member), and Graham Bevington as the Class III Directors. Neither the Celltech Merger nor the Celltech Merger Agreement will have any effect on CTIG's Board of Directors.

 The following table sets forth information regarding individuals who will be either directors, officers or significant employees of the Resulting Company following the Mergers.

Name and Age                           Occupation during past five (5) years
------------                           -------------------------------------
Anthony P. Johns (50)            Mr. Johns, a citizen of the United Kingdom, has
                                 served as Chairman of the Board of CTIG since
                                 October, 1996, and President, Chief Executive
                                 Officer and Director of CTIG since March, 1990.
                                 He was Chairman of the Board of Directors of Britannic Group Holdings Ltd., Britannic
                                 Telecom Company Ltd. and Britannic Telecare
                                 Ltd. from December 1989 to May 1995.

Rupert D. Armitage (52)          Mr. Armitage, a citizen of the United Kingdom,
                                 has been a Director of CTIG since November
                                 1995. He is founding member, Chairman and Managing Director of three software-related companies in the United Kingdom: Ambit Research
                                 Ltd. formed in 1987; Information from Data Ltd.
                                 formed in 1993; and Personal and Corporate
                                 Training Systems Ltd. formed in 1995.

Graham Bevington (40)            Mr. Bevington, a citizen of the United Kingdom,
                                 has been a Director of CTIG since July, 1999.
                                 He is presently the Managing Director of Mitel
                                 Telecommunications Ltd. (EMEAAP), a business telecommunications company. He has served as Managing Director of DeTeWe Ltd., a telecommunications distributor based in the
                                 U.K., since 1997, and had been a director of that company since 1992.

Michael H. Leeds (53)            Mr. Leeds has served as a member of the
                                 Executive Committee of the Board of Directors of Centillion since 1987. He is the Managing
                                 Partner of the Boca Raton, Florida office of the law firm of Blank Rome Comisky & McCauley
                                 LLP, which is legal advisor to Centillion.

Salah N. Osserian (45)           Mr. Osserian, a Lebanese citizen, has been a
                                 Director of Centillion since 1987. He is the Chairman of Business Projects Corp., which conducts widespread business operation in the Middle East.

Thomas W. Grein (48)             Mr. Grein has served as a Director of
                                 Centillion since October, 1999, and is
                                 currently Vice President and Treasurer of Eli
                                 Lilly and Company. He has served as Director of Investor Relations from 1994 to 1997, Assistant
                                 Treasurer and Executive Director of Investor
                                 Relations from 1997 to 1998 and Executive
                                 Director of Finance from 1998 to 2000. Mr.
                                 Grein is also a member of the Board of
                                 Directors of the Walther Cancer Foundation.

Harold D. Garrison (51)          Mr. Garrison has served as Chairman of
                                 Centillion since 1988. He is also serving as the Chairman and Chief Executive Officer of
                                 Mansur Group since 1982 and Chairman of XILA
                                 Communications, Inc. from 1983-1999.

Mary Ann Davis (61)              Ms. Davis has been Corporate Secretary of CTIG
                                 since May 1989. Prior to that, Ms. Davis was an Administrative Assistant to a Judge of the Common Pleas Court of Montgomery County,
                                 Pennsylvania.

Executive Compensation

         The following table sets forth the compensation paid or accrued for the highest paid officer of CTIG and its subsidiaries. The Company had only one officer for the year ended March 31, 1999 who received in excess of $100,000.

                                                 Annual Compensation
                                ------------------------------------------------
Name and Principal                                                 Other Annual
     Position                   Year      Salary         Bonus     Compensation
------------------              ----      ------         -----     ------------
Anthony P. Johns, Chairman      1999    $175,000           --       $29,972 (2)
& Chief Executive Officer       1998    $175,000           --       $29,635 (2)
                                1997    $140,000 (1)       --       $26,700 (2)

(1) Mr. Johns agreed to a 40% salary reduction for the period from October 1, 1996 to March 31, 1997 as part of CTIG implementing a six-month plan to assist in maintaining a neutral cash position. The plan was required due to the loss of a major customer in the quarter ended September 30, 1996.

(2) Includes an $11,100 annual automobile allowance, $15,600 of living expense payments and automobile insurance premiums paid by CTIG.

         On April 1, 1998, CTIG entered into an employment agreement with Anthony P. Johns. Pursuant to this agreement, Mr. Johns is employed as President and Chief Executive Officer of CTIG for a three-year term at an annual base salary of $175,000. Should CTIG regain its listing on NASDAQ, Mr. Johns' salary will be increased to $200,000 for the remaining term of the Employment Agreement. In addition to such annual base salary, Mr. Johns is entitled to receive as additional compensation in the form of an annual bonus, an amount equal to five percent (5%) of the Company's pretax profit. The Company has also agreed to (i) provide Mr. Johns with a monthly automobile allowance, (ii) an accommodation allowance in recognition of his need to maintain a residence both here and in the UK; and (iii) pay the premiums on life insurance and health insurance policies for the benefit of Mr. Johns. Mr. Johns is also reimbursed by the Company for all expenses reasonably incurred by him in the performance of his duties. Upon consummation of the Centillion Merger, Mr. Johns and CTIG will enter a new employment agreement that will replace the current one.

         The current practice of CTIG is that the members of the Board of Directors who are not employees of the Company, are paid fees of $1,000 per quarter and $500 per Board of Director meeting attended, plus reasonable travel expenses. The Chairman of the Board, if not an employee of the Company, receives an additional $2,000 per year as compensation for his duties as Chairman. Mr. Armitage receives an additional $1,000 per board meeting attended due to the two additional days needed for travel to and from the UK pursuant to an agreement upon his election to the Board in November 1995. During the fiscal year ended March 31, 1999, Messrs. Armitage, Hunnewell and Rohn earned fees for their services on the Board of Directors of approximately $10,000, $6,000 and $6,000, respectively, plus expenses; in addition, Mr. Armitage earned fees of approximately $23,000 in connection with oversight of management activities related to CTI Data Solutions Ltd. During the fiscal year ended March 31, 1999, Mr. Rohn received 30,000 stock options pursuant to the Company's stock option and restricted stock plan upon his appointment to the Board of Directors.

         After the Mergers, the compensation paid to the Board of Directors will be as follows: Non-employee board members will receive $5,000, plus reasonable expenses for attendance at annual meetings, $3,000 plus reasonable expenses for attendance at quarterly meetings, $1,500, plus reasonable expenses for attendance at special meetings, and $2,500 plus reasonable expenses for attendance at Executive Committee meetings. In addition, the Chairman of the Board will receive $5,000 per month plus reasonable expenses and the Vice-Chairman will receive $4,000 per month plus reasonable expenses.

         After the Mergers, certain non-employee individuals will also receive options to purchase shares of CTIG Class A Stock in accordance with the following: The Chairman of the Board will receive 20,000 options per year; the Vice-Chairman of the Board will receive 15,000 options per year; each Executive Committee Member will receive 10,000 options per year; and each Board Member will receive 10,000 options per year. If any individual serves in more than one of the above capacities he or she will receive options for each position, and such shares shall be cumulative. In addition, if CTIG enters into any additional mergers or acquisitions, the Chairman, Vice-Chairman, Executive Committee and Board Members will participate in certain bonus and/or stock option programs.

         The following table sets forth option and stock appreciation rights, exercises in last fiscal year and year end values for all employees who are required to disclose such options and rights.

              Aggregated Options/SAR Exercises In Last Fiscal Year
                      And Fiscal Year-End Option/SAR Values

                                                             Number of Securities             Value of Unexercised
                                                            Underlying Unexercised                 in-the-Money
                                                                Options/SARs at                  Options/SARs at
                        Shares Acquired    Value Received          FY-End (#)                     FY-End ($) (1)
    Name                on Exercise (#)         ($)       Exercisable/Unexercisable         Exercisable/Unexercisable
-----------------------------------------------------------------------------------------------------------------------
Anthony P. Johns,           300,000         $498,000(1)             0/300,000                         $0/$498,000
 President / Chief
 Executive Officer

 (1) All options were granted at an exercise price of $1.09 per share. As of March 31, 2000 the market value of the Company's stock was $2.75 per share.

                          SECURITY OWNERSHIP OF CERTAIN
                    BENEFICIAL OWNERS AND MANAGEMENT OF CTIG

         The following table sets forth certain pro forma information as to the number of shares of CTIG Class A and Class B Common Stock that will be beneficially owned by (i) each person known by CTIG expected to be the beneficial owner of more than 5% of any of CTIG's voting securities after the Centillion Merger and the Celltech Merger, (ii) each person who will be a director of CTIG after the Centillion Merger and the Celltech Merger, (iii) the Chief Executive Officer and the other highly compensated executive officers of CTIG and (iv) CTIG's executive officers and directors as a group assuming the Mergers had been consummated on March 31, 2000. Except as indicated by the notes to the following table (a) the holders listed below will have sole voting power and investment power over the shares beneficially held by them and (b) the beneficial ownership is direct, as determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934.

                                                                                                          Pro Forma
                                                         Pro Forma                                   Beneficial Ownership
                                                    Beneficial Ownership                             after the Centillion
                                                after the Centillion Merger                          and Celltech Mergers
                                                ---------------------------                          --------------------
                                         Class A                     Class B                Class A                  Class B
Name and Address of Beneficial Owner     Shares        Percent       Shares    Percent      Shares        Percent    Shares  Percent
------------------------------------     ------        -------       ------    -------      ------        -------    ------  -------
Anthony P. Johns
c/o CTI Group (Holdings) Inc.          1,883,456(1)      9.0             0         0     1,883,456(1)       8.1           0      0
2550 Eisenhower Avenue
Norristown, PA 19403

Rupert D. Armitage                       396,219(2)      1.9             0         0       396,219(2)       1.7           0      0
c/o Ambit Research
100 New Kings Road
London SW64LX

Graham Bevington                          32,986(3)       *              0         0        32,986(3)        *            0      0
c/o Mitel Telecom Ltd.
Portskewett
Monmouthshire
NP 26 5YR

Harold D. Garrison                       235,857(4)      1.1        51,553         2       235,857(4)       1.0      51,553      2
c/o Centillion Data Systems, Inc.
333 North Alabama Street, Suite 240
Indianapolis, IN 46204

Salah N. Osseiran(FN)                 10,848,444(4)     51.8     2,371,244      83.7    10,848,444(4)      46.9   2,371,244   83.7
c/o Centillion Data Systems, Inc.
333 North Alabama Street, Suite 240
Indianapolis, IN 46204

Michael H. Leeds                               0           0             0         0             0            0           0      0
c/o Centillion Data Systems, Inc.
333 North Alabama Street, Suite 240
Indianapolis, IN 46204

Thomas W. Grein                                0           0             0         0             0            0           0      0
c/o Centillion Data Systems, Inc.
333 North Alabama Street, Suite 240
Indianapolis, IN 46204

David A. Warren                                0           0             0         0     1,884,875(5)       8.1           0      0
Celltech Information Systems, Inc.
15425 I45 North, Suite 200
Houston, TX 77090

All Directors and Executive Officers
 as a group (8 individuals(6))        13,346,962        63.8     2,422,797      85.5    15,231,837         65.8   2,422,797   85.5

----------

*  Less than 1%

   Notes to pro forma security ownership of certain beneficial owners and management of CTIG:

   (1) Does not include options to purchase 300,000 shares of Common Stock of CTIG, which vest more than 60 days after the consummation of the Centillion Merger.

   (2) Includes options to purchase 60,000 shares of Common Stock of CTIG, all of which will vest and become immediately exercisable upon consummation of the Centillion Merger.

   (3) Includes options to purchase 30,000 shares of Common Stock of CTIG, all of which will vest and become immediately exercisable upon consummation of the Centillion Merger.

   (4) Assumes the release of all Escrowed Stock pursuant to the Centillion Merger Agreement.

   (5) Assumes that the maximum number of shares of CTIG Class A Common stock authorized under the Celltech Merger Agreement will be issued, and that all stock placed into escrow pursuant that the Celltech Merger Agreement will be released.

   (6) If the Centillion Merger is consummated, but the Celltech Merger is not consummated, David A. Warren will not serve as an Executive Officer of CTIG, and would not be counted for purposes of this table.

                        DESCRIPTION OF CTIG COMMON STOCK

         THE FOLLOWING IS A SUMMARY DESCRIPTION OF THE MATERIAL ASPECTS OF THE CAPITAL STOCK OF CTIG AND IS QUALIFIED IN ITS ENTIRETY BY THE COMPLETE TEXT OF CTIG's AMENDED CERTIFICATE OF INCORPORATION, AMENDED AND RESTATED BYLAWS WHICH ARE INCORPORATED HEREIN BY REFERENCE AND ARE ATTACHED TO THIS JOINT PROXY STATEMENT/PROSPECTUS AS ANNEXES B AND C, RESPECTIVELY.

CTIG Common Stock

         The authorized capital stock of CTIG upon completion of the Mergers will consist of 50,000,000 shares of CTIG Common Stock, par value $.01per share, of which 46,500,000 shares shall be designated Class A Common Stock, and 3,500,000 shares shall be designated Class B Common Stock. Based upon the number of shares of CTIG Common Stock and Centillion Common Stock outstanding as of March 31, 2000, it is anticipated that 20,925,009 shares of CTIG Class A Common Stock and 2,833,334 shares of CTIG Class B Common Stock will be issued and outstanding immediately after the completion of the Centillion Merger, and 23,142,510 shares of CTIG Class A Common Stock, and 2,833,334 shares of CTIG Class B Common Stock will be issued and outstanding immediately after the Celltech Merger.

Voting

         Except with respect to the election of Directors occurring prior to July 1, 2003 (as described below), each share of CTIG Class A Common Stock and Class B Common Stock entitles the holder to one vote on matters submitted to a vote of the stockholders. Under CTIG's proposed Amended and Restated Certificate of Incorporation, the CTIG Board of Directors will be classified into three classes consisting of two, two and three directors, respectively. The holders of CTIG Common Stock will not be entitled to cumulate votes for the election of directors.

         Assuming the adoption of the amended Certificate of Incorporation set forth in Proposal III, and the filing of the Certificate of Merger with the Delaware Secretary of State, the existing Board of Directors shall be reclassified. The Board of Directors shall be divided into three classes, which shall be as nearly equal in number as possible. After their initial terms, Directors of each class shall serve for a term of three years, and until their successors shall have been elected and qualified. Each Director of the reclassified Board of Directors shall be placed in one of the three classes, and the initial term of office of each such class shall expire (except in the event of his earlier resignation or removal) at the annual stockholders' taking place in the year set forth opposite such Director's name (or, if later, upon the election and qualification of his successor), as follows:

                Name                          Class           Term Expires
                ----                          -----           ------------
         Harold Garrison                       I                  2001
         Salah Osseiran

         Michael Leeds                         II                 2002
         Tom Grein

         Graham Bevington                      III                2003
         Rupert Armitage
         Anthony Johns

         For any meeting of Stockholders held prior to July 1, 2003, the holders of Class B Common Stock, voting together as a single class, shall have the right to elect the Class I Directors. For any meeting of Stockholders held prior to July 1, 2003, the holders of Class B Common Stock, voting together as a single class, shall have the right to elect the Class II Directors. For any meeting of Stockholders held prior to July 1, 2003, any vacancies with respect to Class I or Class II Directors shall be filled by the remaining Class I and Class II Directors voting as a group, or with respect to a Class III Director by the remaining Class III Directors.

         If, prior to July 1, 2003, there is any increase or decrease in the number of Directors, such Directors shall be assigned as Class I, II or III so that the holders of Class B Common Stock, voting togther as a single class, maintain a majority of the Board of Directors.

Conversion of Class B Common Stock

         For a description of the provisions in the proposed amendments to the Certificate of Incorporation regarding conversion of shares of Class B Common Stock into Class A Common Stock, see "The Merger Agreement- Conversion and Issuance of Shares."

Dividends

         The Board of Directors may declare and pay dividends on the Class A Common Stock and the Class B Common Stock, in equal or unequal amounts (including declaring and paying dividends on one class of shares while not declaring or paying dividends, or paying a different dividend on the other classes of shares. However, whenever a dividend is paid to the holders of the Class B Common Stock, CTIG will also pay to the holders of Class A Common Stock a dividend per share equal to or greater than the dividend per share paid to the holders of Class B Common Stock unless a different dividend amount (or no dividend) has been authorized by a 2/3's majority of the Board of Directors.

Prohibited Business Transactions

         As a corporation organized under the laws of the State of Delaware, CTIG is subject to Section 203 of the DGCL, which restricts certain business combinations between CTIG and an "interested stockholder" (in general, a stockholder owning 15% or more of the outstanding voting stock of CTIG) or such stockholder's affiliates or associates for a period of three years following the date on which the stockholder becomes an "interested stockholder." The restrictions do not apply if: (i) prior to an interested stockholder becoming such, the CTIG Board approves either the business combination or the transaction by which such person became an interested stockholder; (ii) upon consummation of the transaction, the interested stockholder owns at least 85% of the voting stock of CTIG outstanding at the time the transaction commenced (excluding shares owned by certain employee stock plans and persons who are both directors and officers of CTIG); or (iii) at or subsequent to the time an interested stockholder becomes such, the business combination is both approved by the CTIG Board of Directors and authorized at an annual or special meeting of CTIG's stockholder by the affirmative vote of at least two-thirds of the outstanding voting stock of CTIG not owned by the interested stockholder.

Registrar and Transfer Agent

         The Registrar and Transfer Agent of CTIG will be American Stock
Transfer.

                        CTIG MARKET PRICES AND DIVIDENDS

         CTIG Common Stock is listed on the OTC Bulletin Board ("OTCBB"). The table below sets forth, for the fiscal quarters indicated, the reported high and low sales prices of CTIG Common Stock as reported by the OTCBB, based on published financial sources. These quotations reflect inter-dealer prices, without retail mark-up, mark- down or commission, and may not represent actual transactions. CTIG's fiscal year ends on March 31 of each year. Centillion and Celltech are both privately-held corporations, and therefore no stock quotations are available.


                                                         CTIG
                                                     Common Stock

                                                High              Low
                                                ----              ---
Fiscal Year ended 2000
  3rd Quarter                                   4.88             0.45
  2nd Quarter                                   0.75             0.31
  1st Quarter                                   0.56             0.35
Fiscal Year Ended 1999
   4th Quarter                                  0.69             0.12
   3rd Quarter                                  0.15             0.10
   2nd Quarter                                  0.33             0.27
   1st Quarter                                  0.31             0.22
Fiscal Year Ended 1998
   4th Quarter                                  0.47             0.19
   3rd Quarter                                  0.53             0.19
   2nd Quarter                                  0.59             0.19
   1st Quarter                                  0.31             0.22

         On February 2, 2000, the last trading date prior to the date on which CTIG and Centillion publicly announced the signing of the Centillion Merger Agreement, the high and low sales prices on the OTCBB were $4.6875 and $4.00 per share, respectively, for CTIG Common Stock.

         On April 5, 2000, the last trading date prior to the date on which CTIG and Celltech publicly announced the signing of the Celltech Merger Agreement, the high and low sales prices on the OTCBB were $2.6875 and $2.34375 per share, respectively, for CTIG Common Stock.

         CTIG currently has a policy not to pay dividends, and does not intend to pay dividends in the future.

         HOLDERS OF CTIG, CENTILLION AND CELLTECH COMMON STOCK ARE URGED TO OBTAIN CURRENT MARKET QUOTATIONS FOR CTIG COMMON STOCK

           CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

         CTIG, Centillion and Celltech have made forward-looking statements in this document and the documents incorporated by reference herein that are subject to risks and uncertainties. These statements are based on management's beliefs and assumptions, based on information currently available to management. Forward-looking statements include the information concerning possible or assumed future results of operations of CTIG after the Merger set forth: (i) under "Summary," "Risk Factors," "The Centillion Merger Proposal -- Background of the Merger," "The Celltech Merger Proposal -- Background of the Merger," "-- Recommendations of the Boards of Directors of CTIG and Centillion; Reasons for the Merger," "-- Opinion of Financial Advisor to CTIG (including without limitation the projections of Centillion and CTIG included therein)" and "Unaudited Pro Forma Financial Information," (ii) under "Business" and "Management's Discussion and Analysis" in CTIG's Annual Report on Form 10-KSB and Quarterly Reports on Form 10-QSB incorporated by reference into this document, (iii) under "The Resulting Company -- Business and Strategy" and (iv) in this document and the documents incorporated herein by reference preceded by, followed by or that include the words "believes," "expects," "anticipates," "intends," "plans," "estimates" or similar expressions.

         Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and stockholder values of CTIG after the Mergers may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond CTIG's, Centillion's and Celltech's ability to control or predict. Holders of CTIG, Centillion and Celltech Common Stock are cautioned not to put undue reliance on any forward-looking statements. In addition, neither Centillion, Celltech nor CTIG have any intention or obligation to update forward-looking statements after it distributes this Joint Proxy Statement/Prospectus, even if new information, future events or other circumstances have made them incorrect or misleading. For those statements, CTIG, Centillion and Celltech claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

         Holders of CTIG, Centillion and Celltech Common Stock should understand that the following important factors, in addition to those discussed elsewhere in the documents which are incorporated by reference into this Joint Proxy Statement/Prospectus, could affect the future results of CTIG and could cause results to differ materially from those expressed in such forward-looking statements: (i) the effect of economic conditions; (ii) the ability of CTIG, Centillion and Celltech to successfully integrate their operations; (iii) the impact of competition; and (iv) customer demand.

                                  PROPOSAL III

                        APPROVAL OF AMENDMENTS TO CTIG's
                          CERTIFICATE OF INCORPORATION

         The Centillion Merger Agreement requires certain amendments to CTIG's Certificate of Incorporation. By unanimously approving the Centillion Merger and the Centillion Merger Agreement at its CTIG Special Meeting held on February 3, 2000, the CTIG Board of Directors also unanimously authorized an amendment to CTIG's Certificate of Incorporation. The Board of Directors determined that such an amendment is advisable and directed that the proposed amendment be considered by CTIG's stockholders at the CTIG Special Meeting.

         The full text of the proposed Amendments to the Certificate of Incorporation of CTIG is set out in Annex B, and will have the following effects:

         o Restructure the Board of Directors to provide for a larger classified Board with representatives of Centillion and CTIG, and designate the initial CTIG Board of Directors after the Centillion Merger,

         o Redesignate the currently authorized common stock of CTIG as Class A Common Stock, and describe the voting, dividend and other rights of Class A stockholders,

         o Authorize the new Class B Common Stock which will be issued to Centillion stockholders, and describe the voting, dividend, and conversion rights of Class B stockholders.

         Holders of CTIG Common Stock should note that the approval of the amendments to the Certificate of Incorporation will have the practical result of electing a new Board of Directors. The members of this Board of Directors have been predetermined in accordance with the Centillion Merger Agreement.

Purposes and Effects of the Amendment

         The following is a summary of the material terms of the proposed amendments to CTIG's Certificate of Incorporation, a copy of which is attached as Annex B to this Joint Proxy Statement/Prospectus, and is incorporated herein by reference. This summary is qualified in its entirety by reference to the proposed amendments. Holders of CTIG Common Stock and Centillion Common Stock are urged to read the proposed amendments in their entirety for a more complete description of their terms and conditions.

Restructure of Board of Directors

         CTIG's current Certificate of Incorporation provides for a Board of five Directors, of a single class, each elected for a one year term. Under the Centillion Merger Agreement, CTIG's Board of Directors is to increase from five to seven members at the Effective Time, and CTIG has the right to designate three of the members for three years after the Centillion Merger. To accomplish this, the proposed amendments to the Certificate of Incorporation increase the Board to seven members and divide them into three classes. Class I Directors have an initial term of one year, Class II Directors have an initial term of two years and Class III Directors have an initial term of three years. After the respective initial terms, each class of Directors will serve for a three year term. There are two Directors in each of Class I and Class II, and three Directors in Class III. The initial Class I and Class II Directors have been designated by Centillion and the initial Class III Directors have been designated by CTIG. All of the initial Directors are named in the proposed amendments to the Certificate of Incorporation, and information about each of them is set forth in "The Resulting Company- Directors and Executive Officers."

         Except with respect to elections of Directors prior to July 1, 2003, the holders of Class A and Class B Common Stock shall each be entitled to one vote for each share of stock of either class owned for the election of

Directors of each class. For any meeting of stockholders held prior to July 1, 2003 the holders of Class B Common Stock shall have the right to elect the Class I and Class II Directors. Prior to July 1, 2003, any vacancies with respect to Class I or Class II Directors are to be filled by the remaining Class I and Class II Directors voting as a group, and any vacancies with respect to Class III Directors are to be filled by the remaining Class III Directors. This structure will assure that the three Directors designated initially by CTIG as Class III Directors prior to the Centillion Merger (or their proper successors) will serve for at least a three year term.

         Pursuant to the Centillion Merger Agreement, the amendments to the Certificate of Incorporation require the Board of Directors to establish a three member Executive Committee to be composed of one Class III Director (initially, Rupert Armitage), and two Directors from Class I and Class II (initially, Michael Leeds and Harold Garrison). In addition to its other powers to act for the full Board between meetings, all decisions with respect to the limited liability company that will hold the patent claims being transferred in the Merger (see "The Centillion Merger Agreement- Conversion and Issuance of Shares") are to be made by the Executive Committee.

Initial Board of Directors After Merger

         The amendment of CTIG's Certificate of Incorporation includes in the designation of the new Board of Directors of CTIG. This Board will consist of:
Harold D. Garrison (who will serve as Chairman of the Board of CTIG and an Executive Committee member) and Salah Osseiran as Class I Directors, and Michael
H. Leeds (who will serve as Vice Chairman and an Executive Committee member), and Thomas W. Grein as the Class II Directors. CTIG will appoint Anthony P. Johns (who will also serve as President and CEO), Rupert D. Armitage (who will also serve as an Executive Committee member), and Graham Bevington as Class III Directors. Biographical information on these individuals may be found in "The Resulting Company- Directors and Executive Officers."

Redesignation of Existing Common Stock as Class A Common Stock and Authorization of Class B Common Stock

         CTIG's current Certificate of Incorporation authorizes 50,000,000 shares of a single class of Common Stock. In order to create the Class B Common Stock required by the Merger Agreement (see "The Centillion Merger Agreement-Conversion and Issuance of Shares), the proposed amendments redesignate the current Common Stock as 46,500,000 shares of Class A Common, par value $0.01 per share, and authorized 3,500,000 shares of Class B Common Stock, par value $0.01 per share. Except as specifically set forth in the amended Certificate, and, except for the fact that CTIG Class A Common Stock will be registered and traded on a national exchange, each share of Class A and Class B Common Stock have identical rights. The Class B Common Stock may only be issued (a) pursuant to the Merger Agreement, (b) in a stock split or after subdivision of outstanding shares of Class B Common Stock, or (c) as a stock dividend or share distribution with respect to shares of Class B Common Stock.

Voting Rights

         Except with respect to election of Directors prior to July 1, 2003, as described above, the holders of shares of Class A Common Stock and Class B Common Stock will have one vote for each share held and shall vote as a single class with no separate votes or consents required for any matter.

Dividends

         The CTIG Board of Directors may declare and pay dividends on the Class A Common Stock and the Class B Common Stock, in equal or unequal amounts (including declaring and paying dividends on one class while not declaring or paying a dividend, or paying a different dividend, on the other class of shares). However, whenever a dividend is paid to the holders of the Class B Common Stock, CTIG shall also pay to the holders of Class A Common Stock a dividend per share equal to or greater than the dividend per share paid to the holders of Class B Common Stock unless a different dividend amount (or no dividend) has been authorized by a 2/3's majority of the Board of Directors.

Liquidation

         In the event of a liquidation, dissolution or winding up of CTIG, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of CTIG, the holders of the shares of Class A Common Stock and the holders of the shares of Class B Common Stock will be entitled to their respective share of the remaining assets after payment of all applicable liabilities. The respective share of the assets distributed to the holders of Class B Common Stock will be based on the relative fair market value of the net assets of the wholly- owned limited liability company which will hold the patent claims to the total assets of CTIG at the time of the liquidation. The respective share of the assets distributed to the holders of Class A Common Stock will be based on the relative fair market value of the CTIG assets without regard to the net assets of the limited liability company to the total assets of CTIG at the time of the liquidation. Neither the consolidation or merger of CTIG with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of CTIG's assets shall itself be deemed to be a liquidation, dissolution or winding up of CTIG. The holders of the Class B Common Stock shall have no rights to the specific assets owned by the limited liability company at the time of liquidation, dissolution or winding up of CTIG.

Conversion of Class B Common Stock

         For a summary of the provisions in the proposed amendments to the Certificate of Incorporation regarding conversion of shares of Class B Common Stock into Class A Common Stock, see "The Centillion Merger Agreement-Conversion and Issuance of Shares."

Further Amendments to Certificate of Incorporation

         In order to protect the rights of the current CTIG stockholders for the initial three years after the Effective Time, the proposed amendments to the Certificate of Incorporation provide that until July 1, 2003, except for amendments as a result of acquisitions or raising capital, further amendments will require, prior to submission to CTIG stockholders, the affirmative vote of a majority of the Board of Directors, which vote must contain the affirmative vote of at least one Class III Director.

Effective Date of Proposed Amendment

         If the Amendment to the Certificate of Incorporation of CTIG is adopted by the required vote of the Company's stockholders, such amendment will become effective at the Effective Time of the Centillion Merger, pursuant to the filing by CTIG of a Certificate of Amendment to the Corporation's Certificate of Incorporation with the Secretary of the State of Delaware.

Vote Required for Approval

         The proposal to approve the amendment to the Company's Certificate of Incorporation as described above requires the affirmative vote of a majority of outstanding shares of CTIG for its approval. Abstentions may be specified on the proxy and will be considered present at the CTIG Special Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the outstanding shares of CTIG is required to approve the proposal.

         The Board of Directors of CTIG unanimously recommends a vote FOR the proposed amendment.

                                   PROPOSAL IV

            PROPOSAL TO AMEND STOCK OPTION AND RESTRICTED STOCK PLAN

Purposes and Effects of the Amendment

         Prior to the CTIG Special Meetings, the CTIG Board of Directors will adopt and approve the amendment to the Stock Option and Restricted Stock Plan of CTIG (the "Plan") and reserve an additional 2,000,000 shares of CTIG Class A Common Stock for stock options and other stock awards to employees and officers of CTIG and its subsidiaries and other eligible participants after the Mergers. There are currently 600,000 option shares authorized under the Plan, of which 390,000,000 have been issued and 250,000 of which are outstanding. If this amendment is adopted, there will be an additional 2,000,000 options authorized at the Effective Time. The principal purposes of the Plan is to provide incentives for officers, employees and consultants of CTIG and its subsidiaries through granting of options and restricted stock, thereby stimulating their personal and active interest in CTIG's development and financial success, and inducing them to remain in CTIG's employ. In addition to awards made to officers, directors, employees or consultants, the Plan will continue to permit the granting of stock options ("Director's Grants") to CTIG's non-employee directors ("Independent Directors").

         If this Proposal to Amend CTIG's Stock Option and Restricted Stock Plan is approved, along with the Mergers, CTIG management intends to grant some of the additional authorized options to certain non-employee individuals in accordance with the following: The Chairman of the Board will receive 20,000 options per year; the Vice-Chairman of the Board will receive 15,000 options per year; each Executive Committee Member will receive 10,000 options per year; and each Board Member will receive 10,000 options per year. If any individual serves in more than one of the above capacities he or she will receive options for each position, and such shares shall be cumulative. In addition, if CTIG enters into any additional mergers or acquisitions, the Chairman, Vice-Chairman, Executive Committee and Board Members will participate in certain bonus and/or stock option programs.

         The material features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Plan which is attached as Annex J to this Joint Proxy Statement/Prospectus.

Summary of Stock Option and Restricted Stock Plan

General

         Pursuant to the Plan, CTIG affords eligible participants the opportunity to receive three types of grants. Eligible participants of the Plan may include: (1) designated key employees (including employees who also serve as members of the Board of Directors); (2) non-employee members of the Board of Directors; and (3) independent contractors and consultants who perform services for CTIG.

         Grants under the Plan include: (1) Incentive Stock Options ("ISO's"),
(2) Nonqualified Stock Options ("NQSO's"); (3) and Restricted Stock ("Restricted Stock"). ISOs and NQSOs are collectively referred to as "stock options". A Director's Grant ("Director's Grant") is a special type of grant of NQSOs made only to particular members of the Board of Directors who are not employees of CTIG and who serve on the Compensation Committee of the Board of Directors (the "Committee"). Prior to the adoption of the proposal to increase the number of options authorized under the Plan, CTIG has been able to issue or transfer stock options to purchase up to 600,000 shares of CTIG common stock pursuant to the provisions of the Plan.

         A stock option gives a holder the right to purchase stock in the future within a specified exercise period at a price fixed in advance. An ISO is an option granted to an employee of a corporation, and the ISO qualifies for special tax treatment under the Internal Revenue Code (the "Code"). An NQSO, however, may be granted to both employees and non-employees, and NQSOs do not qualify for special tax treatment under the Code.

         Restricted stock is common stock issued to eligible participants in consideration for cash or services. Such stock is made subject to restrictions as may be determined by the Committee. Generally, restricted stock may not be sold or otherwise transferred until restrictions are removed or expire. Unlike recipients of stock options, holders of restricted stock will have voting rights and will receive dividends prior to the time when the restrictions lapse.

Administration of the Plan

         Generally, the Committee administers and interprets the Plan. The Committee consists of at least two persons, all of whom are "outside directors" (as defined in the Code), and each of whom is a "disinterested person" (as defined in the Securities Exchange Act of 1934). Except with respect to Director's Grants, the Committee has full authority to determine the persons to whom grants are to be made, the type, size, and terms of each grant, the time when each grant will be made, the duration of any exercise or restriction period, any restrictions on resale, and the number of shares to be subject to the Plan. Notably, the provisions of the Plan relating to Director's Grants operate automatically, without any administration of the Committee.

         The Board of Directors has full authority to amend the Plan. Stockholder approval, however, is required (a) to materially increase the benefits accruing to eligible participants, (b) to increase the number of shares available for the Plan, (c) to materially modify the eligibility requirements for participation in the Plan, or (d) to modify the provisions for determining fair market value under the Plan. The Board may not amend more than once every six months those provisions of the Plan relating to Director's Grants. The Board may amend such provisions more than once every six months only if the amendments are necessary to conform the Plan to changes in the provisions of the Code or Employee Retirement Income Security Act of 1974 ("ERISA"), or to conform to the rules promulgated under the Code or ERISA.

         The Plan offers Stock Option Grants and Restricted Stock Grants. The two types of Stock Option Grants include ISOs and NQSOs. As to ISOs, only employees of CTIG are eligible to receive ISOs; non-employee Directors and independent contractors and consultants are not eligible to receive ISOs. As to NQSO's, however, all Eligible Participants may receive NQSOs. As to Restricted Stock, all Eligible Participants may hold Restricted Stock. Each stock option grant and each Restricted Stock grant is evidenced by a grant letter containing terms and conditions that the Committee approves.

  Stock Option Grants

         Exercise Price. The exercise price of all ISOs and NQSOs granted is the higher of the fair market value, as defined in the Plan, and the book value of the common stock on the date of the grant. If a grantee owns common stock representing more than 10% of the total combined voting power of all classes of stock of CTIG, the option price per share in the case of an ISO shall not be less than 110% of the fair market value of a share of Common Stock on the date of the grant and such option is not exercisable after the expiration of five (5) years from the date of the Grant. The exercise price of a stock option is payable in cash, shares of common stock already owned by the grantee, or a combination of cash and shares. If the Grantee pays the exercise price, in any part, with shares of common stock already owned, the optionee must obtain consent of the Committee.

         Exercise Period. The Committee determines the option exercise period of each stock option. The holder of stock options may exercise such options at a date no later than ten (10) years from the date of the grant. An exercise period may terminate earlier because the grantee dies, the grantee becomes disabled, or because CTIG terminates the grantee's employment or relationship with CTIG.

         In the event of a change of control, as defined in the Plan, grantees may immediately exercise all Stock Options. Upon a sale or exchange of assets or upon a dissolution, liquidation, merger or consolidation of CTIG where CTIG is not the surviving corporation, each such grantee has the right to exercise in full any such Grants not previously exercised, within ten (10) days after the grantee receives the required written notice of such event. If upon a merger or consolidation where CTIG does survive, the Committee, in its sole discretion, may elect to give grantees notice of such event. If notice is given, the grantee has the right to exercise the grant within ten (10) days after such written notice is sent.

         Special Limits on ISOs. In the case of ISO's, when the grantee exercises an ISO for the first time, the aggregate fair market value of such common stock, determined as of the date of the Grant, shall not exceed $100,000. Also, unless a Grantee of an ISO could otherwise transfer common stock issued pursuant to the stock option without incurring liability under Sec. 16 (b) of the Securities and Exchange Act of 1934, at least six months must elapse from the date of acquisition of the ISO Grant until the date of disposition of the common stock issued upon exercise.

         Assignability. A grantee may not assign or otherwise transfer the ISO except by will, or the laws of descent and distribution. However, an eligible participant may assign an NQSO if he or she is permitted under Rule 16b-3 of the Exchange Act, by the Committee, pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA, and to a trust for the benefit of a member of the grantee's immediate family.

         Director's Grants: A Special Type of NQSO Grant for Non-Employee Directors. All non-employee directors who serve on the Committee each receive an automatic grant of NQSOs with respect to 30,000 shares of Common Stock at the commencement of and in consideration for their service to CTIG as a director. One-half (50%) or 15,000 shares of Common Stock of each Director's Grant vests on the first anniversary of the date of such grant , and one-quarter (25%) or 7,500 shares of Common Stock vests on each of the second and third anniversaries of the date of such Director's Grant, provided such non-employee director is then serving as a director. After this initial vesting period, at the end of each successive three-year period, such non-employee director receives an additional grant of options to purchase 30,000 shares of common stock, which are classified as NQSOs. This additional Director's Grant is subject to the same vesting schedule, provided the non-employee director is continuously reelected to the Board and provided the non-employee director has continuously served as a director during each such three-year period. Upon a change of control, all restrictions imposed on any Restricted Stock immediately lapse. Such non-employee directors may exercise the NQSOs at a date no later than ten (10) years from the date of the director's grant.

         Upon a sale or exchange of assets or upon a dissolution, liquidation, merger or consolidation of CTIG where CTIG is not the surviving corporation, each such grantee has the right to exercise in full any installment of such grants not previously exercised (whether or not the right to exercise such installments has accrued), within ten (10) days after the grantee receives the required written notice of such event. If upon a merger or consolidation where CTIG does survive, the Committee in its sole discretion, may elect to give such Grantees notice of such event; if notice is given, the Grantee has the right to exercise the grant within ten (10) days after such written notice is sent.

  Restricted Stock

         The Committee may issue Restricted Stock to eligible participants, subject to terms set by the Committee. The Committee may issue such shares of common stock in consideration for cash or services rendered having a value, as determined by the Board, at least equal to the par value of the common stock. The Committee determines the number of shares of common stock that will be granted in each restricted stock grant. In general, any recipient (including non-employee directors) of Restricted Stock is not permitted to sell, transfer, pledge or otherwise dispose of the Restricted Stock until the restrictions, established by the Committee, lapse. Each certificate representing a share of such Common Stock issued or transferred must contain a legend giving appropriate notice of the restrictions in the Grant.

          In the event of a change of control, as defined in the Plan, all restrictions on any Restricted Stock will immediately lapse. If CTIG terminates the recipient's relationship with CTIG before the restrictions lapse, all shares issued pursuant to a director's grant immediately revert to CTIG, unless the Committee determines otherwise.

  Effective Date of Proposed Amendment

         If the Amendment to the Stock Option and Restricted Stock Plan of CTIG is adopted by the required vote of the Company's stockholders, such amendment will become effective at the Effective Time of the Merger.

  Vote Required for Approval

         The proposal to approve the amendment to the Plan as described above requires the affirmative vote of a majority of shares present in person or represented by proxy at the CTIG Special Meeting for its approval. Abstentions may be specified on the proxy and will be considered present at the CTIG Special Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal because the affirmative vote of a majority of the shares present at the CTIG Special Meeting, in person or by proxy, is required to approve the proposal. Broker non-votes are considered not present at the CTIG Special Meeting and, therefore, will not be voted or have any effect on the proposal.

         The Board of Directors unanimously recommends a vote FOR the proposed amendment.

                              STOCKHOLDER PROPOSALS

         If any CTIG stockholder intends to present a proposal at CTIG's Special Meeting and wishes to have such proposal considered for inclusion in the proxy materials for such meeting, such holder must submit the proposal to the Secretary of CTIG in writing so as to be received at the executive offices of CTIG no sooner than _______, 2000 and no later than _______, 2000. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholders' proposals.

         In the event the Mergers are not consummated, the only stockholder proposals eligible to be considered for inclusion in the proxy materials for the next annual meetings of CTIG will be those which were duly submitted to the Secretary of CTIG by _________, 2000, as provided in the next respective annual meeting proxy statement of CTIG.

                                  LEGAL MATTERS

         The validity of the shares of CTIG Common Stock to be issued in connection with the Mergers will be passed upon by Klehr, Harrison, Harvey, Branzburg & Ellers, LLP.


                                  OTHER MATTERS

         As of the date of this Joint Proxy Statement/Prospectus, the CTIG Board of Directors Board of Directors know of no matters that will be presented for consideration at the CTIG Special Meeting other than as described in this Joint Proxy Statement/Prospectus. If any other matters shall properly come before the CTIG stockholder meeting or any adjournments or postponements thereof and be voted upon, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies therein to vote the shares represented by such proxies as to any such matters. The persons named as proxies intend to vote or not to vote in accordance with the recommendation of the management of CTIG.

                       WHERE YOU CAN FIND MORE INFORMATION

         CTIG is subject to the Exchange Act and files annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information we file at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. CTIG's SEC filings are also available to the public from commercial document retrieval services and at the web site maintained by the SEC at "http://www.sec.gov."

         CTIG filed a Registration Statement on Form S-4 to register with the SEC the CTIG Common Stock to be issued to holders of Centillion Common Stock in the Mergers. This Joint Proxy Statement/Prospectus is a part of that Registration Statement and constitutes a prospectus of CTIG in addition to being a proxy statement of CTIG for the CTIG Special Meeting. As allowed by SEC rules, this Joint Proxy Statement/Prospectus does not contain all the information you can find in the Registration Statement or the exhibits to the Registration Statement.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

         The SEC allows CTIG to "incorporate by reference" information into this Joint Proxy Statement/Prospectus, which means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Joint Proxy Statement/Prospectus, except for any information superseded by information in this Joint Proxy Statement/Prospectus. This Joint Proxy Statement/Prospectus incorporates by reference the documents set forth below that CTIG has previously filed with the SEC. These documents contain important information about CTIG and its finances.

--------------------------------------------------------------------------------------------
CTIG SEC FILINGS (FILE NO. (000-10560)            PERIOD

--------------------------------------------------------------------------------------------
Annual Report on Form 10-K, as amended            Year ended March 31, 1999
--------------------------------------------------------------------------------------------
Quarterly Reports on Form 10-Q                    Quarters ended June 30, 1999, September
                                                  30, 1999, and December 31, 1999
--------------------------------------------------------------------------------------------
Quarterly Reports on Form 10-Q/A                  Quarter ended September 30, 1999
--------------------------------------------------------------------------------------------
Current Reports on Form 8-K                       Filed on March 30, 1999, June 29, 1999,
                                                  and February 22, 2000
--------------------------------------------------------------------------------------------
Current Report on Form 8-K/A                      Filed on July 14, 1999 and April 13, 2000
--------------------------------------------------------------------------------------------

         We are also incorporating by reference additional documents that CTIG may file with the SEC between the date of this Joint Proxy Statement/Prospectus and the date of the CTIG Special Meeting.

         CTIG has supplied all information contained or incorporated by reference in this Joint Proxy Statement/Prospectus relating to CTIG. If you are a holder of CTIG Common Stock or Centillion Common Stock, we may have sent you some of the documents incorporated by reference, but you can obtain any of them through us or the SEC. Documents incorporated by reference are available from us without charge, excluding all exhibits unless we have specifically incorporated by reference an exhibit in this Joint Proxy Statement/Prospectus. Holders of CTIG Common Stock, Centillion Common Stock, and Celltech Common Stock may obtain documents incorporated by reference in this Joint Proxy Statement/Prospectus by requesting them in writing or by telephone from the appropriate party at the following addresses:


            Mary Ann Davis, Corporate Secretary
            CTI Group (Holdings) Inc.
            2550 Eisenhower Avenue
            Norristown, PA 19403
            (610) 666-1700

         If you would like to request documents from us, please do so by _____, 2000 to receive them before the CTIG Special Meetings.

         You should rely only on the information contained or incorporated by reference in this Joint Proxy Statement/Prospectus to vote on the Mergers. We have not authorized anyone to provide you with information that is different from what is contained in this Joint Proxy Statement/Prospectus. This Joint Proxy Statement/Prospectus is dated ______, ____. You should not assume that the information contained in this Joint Proxy Statement/Prospectus is accurate as of any date other than ______, 2000, and neither the mailing of the Joint Proxy Statement/Prospectus to holders of CTIG Common Stock, nor the issuance of CTIG Common Stock in the Mergers shall create any implication to the contrary.

Index

                                                                                                    Page
                                                                                                    ----
Centillion Data Systems, Inc. and Subsidiaries:
Independent Auditor's Report                                                                         F-2
Consolidated Statements of Income for the Years Ended December 31, 1999 and 1998                     F-3
Consolidated Balance Sheets as of December 31, 1999 and 1998                                         F-4
Consolidated Statements of Stockholders' Equity for the Years Ended December 31, 1999 and 1998       F-5
Consolidated Statements of Cash Flows for the Years Ended December 31, 1999 and 1998                 F-6
Notes to the Consolidated Financial Statements                                                       F-7

Celltech Information Systems, Inc.:
Report of Independent Accountants                                                                    F-19
Balance Sheets as of December 31, 1999 and 1998                                                      F-20
Statements of Operations for the Years Ended December 31, 1999 and 1998                              F-21
Statements of Shareholders' Equity for the Years Ended December 31, 1999 and 1998                    F-22
Statements of Cash Flows for the Years Ended December 31, 1999 and 1998                              F-23
Notes to the Financial Statements                                                                    F-24

Unaudited Condensed Consolidated Pro Forma Financial Data:
Introduction                                                                                         F-32
Unaudited Condensed Consolidated Pro Forma Balance Sheet Data as of December 31, 1999                F-33
Notes to the Unaudited Condensed Consolidated Pro Forma Balance Sheet Data                           F-34
Unaudited Condensed Consolidated Pro Forma Statement of Operations Data for the Nine
         Months Ended December 31, 1999                                                              F-36
Unaudited Condensed Consolidated Pro Forma Statement of Operations Data
         for the year ended March 31, 1999                                                           F-37
Notes to the Unaudited Condensed Consolidated Pro Forma Statement of Operations Data                 F-38



                          Independent Auditor's Report


To Stockholders of
Centillion Data Systems, Inc. and Subsidiaries
Indianapolis, Indiana


We have audited the accompanying consolidated balance sheet of Centillion Data Systems, Inc. and Subsidiaries as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholders' equity and cash flows for the years then ended. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Centillion Data Systems, Inc. and Subsidiaries as of December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.



/s/ Olive LLP
Indianapolis, Indiana
January 21, 2000, except for Notes 2 and 17,
 which are as of February 3, 2000

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                        Consolidated Statement of Income

Year Ended December 31                                                                  1999               1998
---------------------------------------------------------------------------------------------------------------------
Net Revenues
   Service/Products/License Fees                                                      $10,375,914        $35,179,217
   Reimbursed expense                                                                     303,828            308,595
   Other                                                                                   54,900             85,689
                                                                                    ---------------------------------
                                                                                       10,734,642         35,573,501

Cost of Revenues                                                                        4,522,785          7,965,900
                                                                                    ---------------------------------

Gross Profit                                                                            6,211,857         27,607,601
                                                                                    ---------------------------------

Operating Expenses
   General and administrative                                                           1,782,832          1,695,412
   Selling                                                                                175,753            336,261
                                                                                    ---------------------------------
                                                                                        1,958,585          2,031,673
                                                                                    ---------------------------------
     Operating income                                                                   4,253,272         25,575,928
                                                                                    ---------------------------------

Other Income (Expense)
   Investment income                                                                      156,095            598,184
   Loss on disposal of assets                                                             (56,320)            (1,840)
                                                                                    ---------------------------------
                                                                                           99,775            596,344
                                                                                    ---------------------------------

Income From Continuing Operations Before Income Taxes and Minority Interest             4,353,047         26,172,272


Income Tax                                                                              1,733,484         10,422,403
                                                                                    ---------------------------------

Income From Continuing Operations Before Minority Interest                              2,619,563         15,749,869

Discontinuing Operations
   Loss from discontinuing operations--net of applicable tax benefit of $1,834,204
     and $1,796,154                                                                    (3,622,867)        (5,467,777)
   Loss on disposal of discontinuing operations--net of applicable tax benefit of
     $521,624                                                                          (1,281,706)

Minority Interest in Net Loss of Discontinuing Operations                                 157,279
                                                                                    ---------------------------------

Net Income (Loss)                                                                   $  (2,127,731)       $10,282,092
                                                                                    =================================


See notes to consolidated financial statements.

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                           Consolidated Balance Sheet

December 31                                                                              1999             1998
--------------------------------------------------------------------------------------------------------------------
                                       Assets
Current Assets
   Cash and cash equivalents                                                         $  6,097,338        $11,669,606
   Securities available for sale                                                        6,116,112          1,051,995
   Accounts receivable (net of allowance of $70,510 and $115,366)                       1,136,502          1,077,715
   Other receivables                                                                       53,904              2,833
   Prepaid assets                                                                         129,917            117,907
   Income taxes refundable                                                                507,912
   Deferred income tax benefit                                                            521,624             58,669
   Assets of discontinuing operations                                                   4,379,631          1,907,992
                                                                                    --------------------------------
         Total current assets                                                          18,942,940         15,886,717
                                                                                    --------------------------------

Property and Equipment                                                                  2,012,751          1,444,569
                                                                                    --------------------------------

Assets of Discontinuing Operations                                                                         3,689,746
                                                                                    --------------------------------

Other Assets
   Intangible assets                                                                      432,883            244,092
   Investments                                                                             19,800             19,800
   Deferred income tax benefit                                                              9,678             26,422
                                                                                    --------------------------------
                                                                                          462,361            290,314
                                                                                    --------------------------------

                                                                                      $21,418,052        $21,311,346
                                                                                    ================================

                        Liabilities and Stockholders' Equity
Current Liabilities
   Notes payable--banks                                                               $   118,285       $    367,285
   Accounts payable                                                                       261,941            177,738
   Income taxes payable                                                                                    1,507,148
   Deferred income tax liability                                                          389,009
   Accrued liabilities                                                                    694,166            538,700
   Liabilities of discontinuing operations                                              1,688,762            455,805
                                                                                    --------------------------------
         Total current liabilities                                                      3,152,163          3,046,676
                                                                                    --------------------------------

Minority Interest In Discontinuing Operations                                           1,399,441          1,145,165
                                                                                    --------------------------------

Stockholders' Equity
   Common stock--no-par value
     Authorized--10,000,000 shares
     Issued and outstanding--3,696,632 and 3,539,693 shares, respectively,
       at stated value of $.0001 per share                                                    370                354
   Additional paid-in capital                                                           8,886,924          7,719,438
   Accumulated other comprehensive income                                                 795,657             88,485
   Retained earnings                                                                    7,183,497          9,311,228
                                                                                    --------------------------------
                                                                                       16,866,448         17,119,505
                                                                                    --------------------------------
                                                                                      $21,418,052        $21,311,346
                                                                                    ================================


See notes to consolidated financial statements.

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                 Consolidated Statement of Stockholders' Equity

                                                                                                    Accumulated
                                                 Additional                         Retained          Other
                                    Common        Paid-In        Comprehensive      Earnings       Comprehensive
                                    Stock         Capital           Income          (Deficit)         Income          Total
--------------------------------------------------------------------------------------------------------------------------------

Balances, January 1, 1998            $404       $10,475,763                        $   (970,864)     $  50,506     $  9,555,809


   Comprehensive Income
     Net income                                                   $10,282,092        10,282,092                      10,282,092
     Unrealized gains on                                               34,401                           34,401           34,401
       securities
     Foreign currency
       translation
       adjustments                                                      3,578                            3,578            3,578
                                                               ------------------
   Comprehensive Income                                           $10,320,071
                                                               ==================
   Stock redemption                   (52)       (2,930,480)                                                         (2,930,532)
   Issuance of stock                    2           174,155                                                             174,157
                              ----------------------------------                ------------------------------------------------


Balances, December 31, 1998           354         7,719,438                           9,311,228         88,485       17,119,505


   Comprehensive Income
     Net loss                                                     $(2,127,731)       (2,127,731)                     (2,127,731)
     Unrealized gains on                                              625,589                          625,589          625,589
       securities
     Foreign currency
       translation
       adjustments                                                     81,583                           81,583           81,583
                                                               ------------------
   Comprehensive loss                                             $(1,420,559)
                                                               ==================
   Issuance of stock                   16         1,167,486                                                           1,167,502
                              ----------------------------------                ------------------------------------------------


Balances, December 31, 1999          $370      $  8,886,924                          $7,183,497       $795,657      $16,866,448
                              ==================================                ================================================



See notes to consolidated financial statements.

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                      Consolidated Statement of Cash Flows

Year Ended December 31                                                                         1999             1998
--------------------------------------------------------------------------------------------------------------------------

Operating Activities
   Net income (loss)                                                                        $(2,127,731)      $10,282,092
   Adjustments to reconcile net income (loss) to net cash provided by operating activities
     Depreciation                                                                             1,943,709         2,014,920
     Amortization                                                                             1,157,008         1,631,325
     Provision for bad debts                                                                    (44,856)          (24,691)
     Deferred income tax                                                                        (27,965)          (19,603)
     (Gain) loss on disposal of assets                                                         (135,904)            3,850
     Loss on disposal of discontinuing operations                                             1,281,706
     Write down of intangible assets                                                                            1,590,621
     Deferred revenue                                                                            36,130             8,422
     Minority interest                                                                          254,276
     Changes in
       Receivables                                                                             (436,204)          424,045
       Prepaid assets                                                                           (30,553)           (5,300)
       Income tax (refundable) payable                                                       (2,015,060)        1,945,851
       Accounts payable                                                                          76,691          (482,286)
       Accrued expenses and other liabilities                                                   181,447          (141,989)
                                                                                        ----------------------------------
         Net cash provided by operating activities                                              112,694        17,227,257
                                                                                        ----------------------------------

Investing Activities
   Purchase of equipment                                                                     (1,915,499)       (1,137,126)
   Proceeds from asset disposals                                                              1,275,260             3,434
   Purchase of available-for-sale securities                                                 (4,914,002)         (991,642)
   Purchase of business interests                                                              (873,668)       (1,750,000)
   Cash of  business acquired                                                                                   1,473,905
                                                                                        ----------------------------------
         Net cash used by investing activities                                               (6,427,909)       (2,401,429)
                                                                                        ----------------------------------

Financing Activities
   Net advances (repayments) on line of credit                                                   94,390          (355,741)
   Repayment of debt                                                                           (265,031)         (253,110)
   Issuance of stock                                                                             87,500           174,157
   Redemption of stock                                                                                         (2,930,532)
                                                                                        ----------------------------------
         Net cash used by financing activities                                                  (83,141)       (3,365,226)
                                                                                        ----------------------------------

Effect of Foreign Currency Exchange Rate Changes on Cash and Cash Equivalents                    81,583             3,578
                                                                                        ----------------------------------

Increase (Decrease) in Cash and Cash Equivalents                                             (6,316,773)       11,464,180

Cash and Cash Equivalents, Beginning of Year                                                 13,182,315         1,718,135
                                                                                        ----------------------------------
                                                                                              6,865,542        13,182,315

Cash and Cash Equivalents Included in Assets of Discontinued Operations                        (768,204)
                                                                                        ----------------------------------

Cash and Cash Equivalents, End of Year                                                       $6,097,338       $13,182,315
                                                                                        ==================================

Supplemental Cash Flows Information
   Cash paid for interest                                                                       $24,000           $45,167
   Cash paid for income taxes                                                                 1,942,000         6,700,000
   Assets and liabilities acquired in purchase of business
     Cash                                                                                                       1,473,905
     Receivables                                                                                                  105,534
     Prepaid expenses                                                                                                 729
     Property and equipment                                                                                        38,860
     Accounts payable                                                                                              (1,170)
     Accrued expenses                                                                                              (4,950)


See notes to consolidated financial statements.

                 CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
                   Notes to Consolidated Financial Statements


1. Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations
Founded in 1987, Centillion Data Systems, Inc. pioneered and patented an electronic billing analysis system for the telecommunications industry. Today, Centillion supports this software and provides services to customers throughout the United States, which based on net revenue, is its most significant service. In addition, Centillion subsidiaries market an internationally recognized digital asset management software application and launched one of the first ASP (Application Service Provider) initiatives in the Indianapolis area. At December 31, 1999, net assets of the Company located in Sweden and Germany are approximately $145,000 and $101,000, respectively.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Significant estimates are used when accounting for the allowance for doubtful accounts, depreciation and amortization and capitalization of computer software development costs.

Principles of Consolidation
The consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries, Centillion Digital Systems, Inc. (formerly PhotoImaging North America, Inc.), Centillion Digital GmbH (Germany), and an entity controlled by the Company, e.Nova, LLC (formerly Computer Bank Services
LLC) and its wholly owned subsidiary, Xila Communications, LLC. The Company purchased its interest in e.Nova, LLC on December 30, 1998. Xila Communications, LLC was formed during 1999. All intercompany accounts and transactions have been eliminated in consolidation.

Foreign Currency Translation
The consolidated statements include the accounts of the Swedish branch office and the German subsidiary. The accounts of the Swedish branch have been translated from Swedish Kroner to U. S. dollars and the accounts of the German subsidiary have been translated from German DM to U. S. dollars at the average of the monthly exchange rates for income and expense accounts and at the rates existing at the respective year ends for assets and liabilities. The effects of these translation adjustments have been recorded as a separate component of accumulated other comprehensive income.

Cash and Cash Equivalents
Cash and cash equivalents consist of bank deposits in federally insured accounts. The Company's cash accounts exceeded federally insured limits by approximately $6,000,000 at December 31, 1999.

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments, if any, purchased with an original maturity of three months or less to be cash equivalents.

Property and Equipment
Property and equipment are recorded at cost. Provisions for depreciation and amortization are computed using straight-line and accelerated methods over the estimated useful lives of the assets.

Capitalized Software Development Costs
Amortization of capitalized software costs is based upon straight-line amortization over three years. When the technological feasibility of a software product has been established, development costs are capitalized.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


Intangible Assets
The Company amortizes its intangible assets using the straight-line method over their respective lives, which range from 3 to 15 years.

Investments
Marketable equity securities are classified as available for sale. Securities available for sale are carried at fair value with unrealized gains and losses reported in accumulated other comprehensive income. Realized gains and losses are recorded as gains (losses) on disposal of assets. Gains and losses on sales of securities are determined on the specific-identification method.

Bad Debt
The Company uses the reserve method of accounting for bad debts on receivables.

Income Taxes
Income tax in the consolidated statement of income includes deferred income tax provisions or benefits for all significant temporary differences in recognizing income and expenses for financial reporting and income tax purposes. The Company files consolidated income tax returns with its subsidiaries, except for e.Nova, LLC.

Revenue Recognition
The Company recognizes revenue, net of discounts, for services by work order in the period in which the information is processed and billed. Revenue from the granting of software licenses is recognized upon the completion of installation.

Research and Development
Research and development costs are expensed as incurred. Total research and development costs were approximately $700,000 for 1999 and $800,000 for 1998.

Reclassifications
Certain amounts in prior year financial statements have been reclassified to conform to the current year presentation.


2. Discontinuing Operations

The Company's management has determined to dispose of its interests in Centillion Digital Systems, Inc., Centillion Digital GmbH, and e.Nova, LLC and subsidiary. These entities represent a separate major line of business from the core business of Centillion Data Systems, Inc. Accordingly, the operations of these subsidiaries and investees have been reported separately as discontinued operations in the accompanying financial statements. These entities will be sold to the stockholders of the Company.

At December 31, 1999, the assets and liabilities of these entities consist primarily of cash, accounts receivable, property and equipment, capitalized software costs, goodwill, other intangible assets, accounts payable and short-term bank financing. Revenues from these entities for 1999 and 1998 amount to approximately $1,570,000 and $1,200,000, respectively.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


3. Investments

                                                                                       1999
                                                     -------------------------------------------------------------------------
                                                                            Gross             Gross           Approximate
                                                                          Unrealized        Unrealized           Market
December 31                                                Cost             Gains             Losses             Value
------------------------------------------------------------------------------------------------------------------------------
Available for sale
   Marketable equity securities                         $4,985,867          $1,370,841      $(240,596)           $6,116,112
                                                     =========================================================================


                                                                                       1998
                                                     -------------------------------------------------------------------------
                                                                           Gross             Gross            Approximate
                                                                        Unrealized         Unrealized           Market
December 31                                               Cost             Gains             Losses              Value
------------------------------------------------------------------------------------------------------------------------------
Available for sale
   Marketable equity securities                          $991,642         $75,018           $(14,665)           $1,051,995
                                                     =========================================================================

Proceeds from sales of securities available for sale during 1999 were $751,777. The net loss realized was approximately $168,000.


4. Intangible Assets

Intangible assets consist of the following:

December 31                                                                                  1999               1998
----------------------------------------------------------------------------------------------------------------------------
Patents                                                                                      $344,850           $344,850
Franchise fees and legal fees                                                                 332,000            332,000
Acquired contracts                                                                             23,105          2,299,256
Acquired intellectual property                                                              1,967,967          1,282,257
Goodwill                                                                                    1,104,855
Other                                                                                          94,404             94,404
                                                                                     ---------------------------------------
         Total cost                                                                         3,867,181          4,352,767
Accumulated amortization                                                                   (1,208,898)        (2,351,142)
                                                                                     ---------------------------------------
                                                                                            2,658,283          2,001,625
Intangible assets included in assets of discontinued operations                            (2,225,400)        (1,757,533)
                                                                                     ---------------------------------------

                                                                                             $432,883           $244,092
                                                                                     =======================================

During 1998, certain intangibles relating to discontinuing operations were written down to their estimated net realizable value due to accelerated technological obsolescence. The write down of $1,590,621 is included in loss from discontinuing operations.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


5. Property and Equipment

Property and equipment consists of the following:

December 31                                                                                 1999               1998
----------------------------------------------------------------------------------------------------------------------------
Data processing equipment                                                                  $1,936,836         $1,708,760
Furniture and equipment                                                                       748,562            951,201
Automobiles                                                                                    12,105             34,247
Software                                                                                    7,066,045          5,861,120
Leasehold improvements                                                                        381,469            360,450
                                                                                     ---------------------------------------
         Total cost                                                                        10,145,017          8,915,778
Accumulated depreciation and amortization                                                  (7,016,021)        (5,538,997)
                                                                                     ---------------------------------------
                                                                                            3,128,996          3,376,781
Net assets of discontinuing operations                                                     (1,116,245)        (1,932,212)
                                                                                     ---------------------------------------

                                                                                           $2,012,751         $1,444,569
                                                                                     =======================================

At December 31, 1999 and 1998, software was comprised of the following:

                                                                                            1999               1998
----------------------------------------------------------------------------------------------------------------------------

Acquired in purchase of foreign company assets                                             $3,338,362         $3,338,362
Developed internally                                                                        3,234,530          2,283,374
Purchased for internal use                                                                    493,153            239,384
                                                                                     ---------------------------------------
         Total                                                                              7,066,045          5,861,120
Accumulated amortization                                                                   (5,044,397)        (3,520,077)
                                                                                     ---------------------------------------

         Software--net                                                                     $2,021,648         $2,341,043
                                                                                     =======================================

Software purchased and developed internally is being amortized using the straight-line method over three years. Amortization expense was $1,524,320 and $1,320,002 for the years ended December 31, 1999 and 1998.


6. Investment

On December 30, 1998, the Company acquired a 29% membership interest in e.Nova, LLC for $1,750,000. Although the Company owns less than a 50% interest at December 31, 1998, e.Nova, LLC has been consolidated because the Company has effective control as it has a large minority interest and is funding the operations. This transaction was accounted for using the purchase method of accounting. The purchase price was allocated to various tangible and intangible assets based upon their estimated fair values at December 30, 1998. During 1999, the Company acquired additional membership interest in e.Nova, LLC through various transactions. At December 31, 1999, the Company owns 46.9% of the membership interest of e.Nova. Profits and losses are allocated to the members based upon the terms of the LLC operating agreement.

During 1999, the Company acquired substantially all of the assets of XMS Corp. for 146,939 shares of Centillion Data Systems stock, valued at $1,080,002. The transaction has been accounted for using the purchase method of accounting. The operations of Xila Communications have been included in the results of operations from the date of acquisition. Goodwill resulting from the transaction is being amortized using the straight-line method over three years.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


7. Line of Credit

The Company has a $250,000 revolving line of credit expiring on November 1, 2000. At December 31, 1999, there was $94,390 borrowed against this line. This line relates to the discontinuing operations. The line is collateralized by substantially all of the Company's assets. Interest varies with the bank's prime rate.

In connection with the line of credit and other notes payable, the Company has agreed to loan covenants, which require that certain criteria be met, including the limiting of annual fixed asset acquisitions and minimum equity levels.


8. Notes Payable

Notes payable consist of the following:

                                                                                                   1999           1998
----------------------------------------------------------------------------------------------------------------------------
Note payable--bank--8.9%; payable in monthly payments of $20,750 plus interest, final payment due July 1, 2000, collateralized by substantially all of the
   Company's assets                                                                                $118,285       $367,285
Note payable--bank--9.0%; principal and interest payable monthly; paid off in 1999                                  16,031
                                                                                             -------------------------------
                                                                                                    118,285        383,316
Note payable of discontinuing operations                                                                           (16,031)
                                                                                             -------------------------------

                                                                                                   $118,285       $367,285
                                                                                             ===============================


9. Leases

The Company has a noncancellable operating lease with a related party for office space that expires in 2003. On January 1, 1999, the lease agreement was amended to include additional office space. Rental expense for this lease totaled $630,593 and $478,712 for the years ended December 31, 1999 and 1998.

Minimum annual rental payments required under this operating lease as of December 31, 1999 are as follows:

Years Ending December 31
----------------------------------------------------------------------------------------------------------------------------
2000                                                                                                         $   630,593
2001                                                                                                             630,593
2002                                                                                                             630,593
2003                                                                                                             578,044
                                                                                                        --------------------

                                                                                                              $2,469,823
                                                                                                        ====================

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


10. Common Stock

During 1999, the Company issued 10,000 shares for the exercise of a stock option. The Company also issued 146,939 shares for the acquisition of the net assets of XMS Corp. These net assets were then contributed to e.Nova, LLC in exchange for additional membership units. The net effect of these transactions increased additional paid-in capital by $1,167,486.

During 1998, the Company bought back 526,128 shares of its common stock through a stock redemption and issued 20,200 shares for the exercise of stock options. The net effect of these transactions decreased additional paid-in capital by $2,756,325.


11. Stockholder Agreement

The Company and its stockholders are party to a stockholders agreement. The agreement provides that upon the termination of a management stockholder (specified as two individuals) such stockholder will sell, and the Company will purchase, all outstanding shares held by the management stockholder. In the case of one management stockholder, the Company will purchase all shares into which options then held by such stockholder may be exercised. Additionally, upon a change in control of the Company, all options of the one management shareholder will become immediately exercisable. The purchase price per share shall be determined by mutual agreement between the Company and the management stockholder. If no agreement can be reached, the purchase price will be determined by independent appraisal. At December 31, 1999, there are 64,145 shares and 45,655 options subject to repurchase.


12. Employee Benefit Plans

The Company maintains a profit-sharing plan that covers certain eligible employees. Contributions to the Plan are discretionary. The Company elected to contribute $165,000 to the plan in both 1999 and 1998.

The Company maintains a wage-deferral plan qualified under Section 401(k) of the Internal Revenue Code that covers certain eligible full-time employees. Effective January 1, 1999, the Company matches 50% of participant contributions up to 2% of participant compensation. During 1999, the Company made contributions of approximately $20,000.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


13.      Income Taxes

Year Ended December 31                                                                      1999                1998
----------------------------------------------------------------------------------------------------------------------------
Income tax expense
   Currently payable
     Federal                                                                               $1,555,148        $  8,412,364
     State                                                                                    158,217           2,033,724
   Deferred
     Federal                                                                                   11,304             (18,817)
     State                                                                                      8,815              (4,868)
                                                                                    ----------------------------------------

         Income tax expense from continuing operations                                     $1,733,484         $10,422,403
                                                                                    ========================================

Income taxes (benefit) were reported as follows:
   From continuing operations                                                              $2,177,787         $10,448,355
   Discontinued operations                                                                 (2,355,828)         (1,796,154)
   Item charged directly to stockholders' equity                                             (444,303)            (25,952)
                                                                                    ----------------------------------------

         Total income tax expense (benefit)                                               $  (622,344)       $  8,626,249
                                                                                    ========================================

Reconciliation of federal statutory to actual tax expense
   Federal statutory income tax at 34%                                                     $1,480,036        $  8,898,572
   Effect of state income taxes                                                               110,241           1,339,045
   Excess tax rate                                                                                                199,597
   Effect of nondeductible expenses and other                                                 143,207             (14,811)
                                                                                    ----------------------------------------

         Actual income tax expense from continuing operations                              $1,733,484         $10,422,403
                                                                                    ========================================

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


The components of the net deferred tax asset are as follows:

December 31                                                                                    1999             1998
----------------------------------------------------------------------------------------------------------------------------
Assets
   Depreciation and amortization                                                               $279,561          $202,857
   Basis of discontinuing operations                                                            521,624
   Allowance for bad debts                                                                       13,876            48,162
   Vacation and bonus compensation                                                               50,802            95,370
   Property tax                                                                                   4,843             4,228
   State income tax                                                                              19,461
                                                                                        ------------------------------------
         Total assets                                                                           890,167           350,617
                                                                                        ------------------------------------

Liabilities
   Basis of assets purchased                                                                   (187,273)         (187,273)
   Unrealized gain on securities available for sale                                            (470,255)          (25,952)
   State income tax                                                                                               (10,039)
                                                                                        ------------------------------------
         Total liabilities                                                                     (657,528)         (223,264)
                                                                                        ------------------------------------

                                                                                                232,639           127,353

(Assets) liabilities of discontinuing operations                                                (90,346)          (42,262)
                                                                                        ------------------------------------

                                                                                               $142,293         $  85,091
                                                                                        ====================================


14. Major Customer

Contract revenue from one major customer (defined as a customer who provided in excess of 10% of total revenue) approximated 71% and 77% of total contract revenues during 1999 and 1998. Accounts receivable from this major customer approximated 64% and 68% of total accounts receivable at December 31, 1999 and 1998, respectively. The Company has a three year contract with this customer which expires September 2000.


15. Stock Options

Under the Company's various stock option plans, which are accounted for in accordance with Accounting Principles Board Opinion (APB) No. 25, Accounting for Stock Issued to Employees, and related interpretations, the Company grants selected executives and other employees stock option awards. Some of the options vest immediately while others vest over a period of several years. The options have lives ranging from 3 to 15 years. During 1997, the Company granted options for the purchase of 20,200 shares of common stock at 85% of the fair market value of the stock at the date of grant. During 1999 and 1998, the Company granted options for the purchase of 10,000 and 9,000 shares, respectively, of common stock at 85% of the fair market value of the stock at the date of grant. In 1998, the Company also granted options for 35,655 shares of common stock with an exercise price of $5.57 per share.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


The Company has entered into a stock option agreement with one of its officers which (as adjusted for the 1996 10,000 for 1 stock split and as amended in 1997 to grant an additional 10,000 shares) grants to the officer the option to purchase 95,000 shares of common stock. When an option is exercised, the employee receives a cash bonus in the amount of the exercise price plus all related income taxes. No options were exercised in 1997. The employee exercised 17,500 shares for $153,125 during 1998. The employee exercised 10,000 shares for $87,500 during 1999. These amounts and the related tax amounts are included as compensation expense for 1999 and 1998. The balance of the remaining options will expire at a rate of 10,000 shares per year through March 31, 2002.

Although the Company has elected to follow APB No. 25, SFAS No. 123 requires pro forma disclosures of net income as if the Company had accounted for its employee stock options under that Statement. The fair value of each option grant was estimated on the grant date using a present value calculation with the following assumptions:

                                                                                               1999             1998
                                                                                        ------------------------------------
Risk-free interest rates                                                                        5.75%            5.75%
Dividend yields                                                                                 1.31%            1.36%

Weighted-average expected life of the options                                                15 years           7 years


Under SFAS No. 123, compensation cost is recognized in the amount of the estimated fair value of the options and amortized to expense over the options' vesting period. The pro forma effect on net income and earnings per share of this statement are as follows:

                                                                                              1999              1998
                                                                                       -------------------------------------
Net income (loss)                                                     As reported          $(2,127,731)        $10,282,092
                                                                      Pro forma             (2,187,431)         10,115,092

The following is a summary of the status of the Company's stock option plans and changes in those plans as of and for the years ended December 31, 1999 and 1998.

Year Ended December 31                                                       1999                          1998
----------------------------------------------------------------------------------------------------------------------------
                                                                              Weighted-Average              Weighted-Average
                                                                               Exercise Price               Exercise Price
                              Options                              Shares                         Shares
----------------------------------------------------------------------------------------------------------------------------
Outstanding, beginning of year                                       90,955        $7.20            66,500        $8.63
Granted                                                              10,000         6.50            44,655         5.71
Exercised                                                           (10,000)        8.75           (20,200)        8.62
Forfeited/expired
                                                                --------------                 --------------

Outstanding, end of year                                             90,955        $6.95            90,955        $7.20
                                                                ==============                 ==============

Options exercisable at year end                                      70,955                         57,555
Weighted-average fair value of options granted during the year                     $4.83                          $3.49

As of December 31, 1999, the 90,955 options outstanding have exercise prices ranging from $5.57 to $9.54 and a weighted-average remaining contractual life of
5.82 years.

CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


16. Other Comprehensive Income

                                                                                             1999
                                                                    --------------------------------------------------------
                                                                                               Tax
                                                                        Before-Tax          (Expense)         Net-of-Tax
Year Ended December 31                                                    Amount             Benefit            Amount
------------------------------------------------------------------- ------------------- ------------------ -----------------
Unrealized holding gains arising during the year                        $   901,892          $(374,536)           $527,356
Less:  reclassification adjustment for gains (losses) realized in
   net income                                                              (168,000)            69,767            (237,767)
                                                                    ------------------- ------------------ -----------------
Net unrealized gains                                                      1,069,892           (444,303)            625,589
Foreign currency translation adjustment                                     196,443           (114,860)             81,583
                                                                    ------------------- ------------------ -----------------

                                                                         $1,266,335          $(559,163)           $707,172
                                                                    =================== ================== =================

                                                                                             1998
                                                                    --------------------------------------------------------
                                                                                               Tax
                                                                        Before-Tax          (Expense)         Net-of-Tax
Year Ended December 31                                                    Amount             Benefit            Amount
------------------------------------------------------------------- ------------------- ------------------ -----------------
Unrealized holding gains arising during the year                            $60,353           $(25,952)            $34,401
Foreign currency translation adjustment                                       6,277             (2,699)              3,578
                                                                    ------------------- ------------------ -----------------

                                                                            $66,630           $(28,651)            $37,979
                                                                    =================== ================== =================

The components of other comprehensive income are as follows:

                                                                                        Foreign            Accumulated
                                                                 Unrealized            Currency               Other
                                                                    Gains             Translation         Comprehensive
                                                                on Securities         Adjustment              Income
------------------------------------------------------------ -------------------- -------------------- ---------------------
Balance, January 1, 1998                                                                $  50,506            $  50,506
     Net change, 1998                                              $  34,401                3,578               37,979
                                                             -------------------- -------------------- ---------------------

Balance, December 31, 1998                                            34,401               54,084               88,485
     Net change, 1999                                                625,589               81,583              707,172
                                                             -------------------- -------------------- ---------------------

Balance, December 31, 1999                                          $659,990             $135,667             $795,657
                                                             ==================== ==================== =====================


CENTILLION DATA SYSTEMS, INC. AND SUBSIDIARIES
Notes to Consolidated Financial Statements


17. Subsequent Acquisition

On February 3, 2000, the Company entered into an Agreement and Plan of Merger with CTI Group Holdings, Inc.(CTIG). This merger is to be effective as soon as each company receives stockholder approval and articles of merger are filed in the respective states. As a result of this Plan of Merger, the shares of the Company's issued and outstanding common stock prior to the merger will be converted into shares of Class A Common Stock and Class B Common Stock of CTIG. In addition, the Company's stockholders will receive the right to additional shares of CTIG Class A Common Stock if certain conditions are met.

Certain of the shares of CTIG Class A Common Stock will be placed in escrow at the merger date and will be transferred to the Company's stockholders if a targeted revenue amount is met during the three-year period following the merger date. If the goal is not met, then the number of shares released from escrow to the Company's stockholders is reduced on a pro rata basis based on the actual target revenue received compared to the goal. If the number of shares from escrow is reduced due to the Company not meeting the target revenue, then its stockholders will have the right to purchase the remaining escrow shares at the price of $1.50 per share.

Prior to the merger date, the Company will create a single member LLC, owned by the Company, to which it will transfer all of its patent rights and patent claims. In addition, the Company will sell its ownership interests in Centillion Digital Systems, Inc., Centillion Digital GmbH, and e.Nova, LLC to a group of its stockholders in exchange for a promissory note due and payable in ten years with interest at the applicable federal rate. These entities are accounted for as discontinued operations at December 31, 1999 (see note 2).

As payments are received by CTIG on the above promissory note, the Company's stockholders will be entitled to receive additional shares of CTIG Class A Common Stock equal in value to the payment received (the CTIG stock to be issued would be valued at 88% of its average market value on the date of distribution). If all or any portion of the promissory note remains outstanding more than five years after the merger, then the Company's stockholders shall receive CTIG Class A Common Stock (on the same basis as if payments were received) based on the fair market value of the promissory note.

As a result of the exchange of CTIG stock for the Company's stock, the stockholders of the Company will hold a majority of the outstanding voting stock of CTIG. Therefore, this transaction will be treated as a recapitalization of the Company with the Company as the acquirer (reverse acquisition). As the acquirer, the Company has capitalized all direct legal and other fees related to the acquisition.

                  REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS




To Celltech Information Systems, Inc.:

We have audited the accompanying balance sheets of Celltech Information Systems, Inc. (a Delaware Corporation) as of December 31, 1999 and 1998, and the related statements of operations, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Celltech Information Systems, Inc. as of December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has suffered a loss from operations and an operating cash flow deficit in 1999 that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.




/s/ Arthur Andersen LLP
Philadelphia, Pa.,
 April 17, 2000

                       CELLTECH INFORMATION SYSTEMS, INC.

                                 BALANCE SHEETS

                                                                                          December 31
                                                                                --------------------------------
                                                                                      1999             1998
                                                                                ---------------  ---------------
                                    ASSETS
CURRENT ASSETS:
   Cash and cash equivalents                                                    $       325,627  $       719,709
   Accounts receivable, net of allowance for doubtful accounts of $410,072
     and $13,708 at December 31, 1999 and 1998, respectively                            666,408          983,964
   Inventory                                                                              6,886           29,286
   Prepaid expenses                                                                      83,118           66,529
   Income tax receivable                                                                161,786           60,479
   Deferred income taxes                                                                191,230               --
                                                                                ---------------  ---------------
                  Total current assets                                                1,435,055        1,859,967
                                                                                ---------------  ---------------
PROPERTY AND EQUIPMENT, net of accumulated depreciation of $278,617 and
   $591,244 at December 31, 1999 and 1998, respectively
                                                                                        343,740          260,265
OTHER ASSETS                                                                              4,670            4,670
                                                                                ---------------  ---------------
                                                                                $     1,783,465  $     2,124,902
                                                                                ===============  ===============
                     LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                                             $       449,186  $       349,268
   Accrued expenses                                                                     554,842          586,089
   Promissory notes payable                                                              95,130          147,222
   Current portion of capital leases                                                     45,833               --
                                                                                ---------------  ---------------
                  Total current liabilities                                           1,144,991        1,082,579
CAPITAL LEASES, LESS CURRENT PORTION                                                    164,001               --
DEFERRED INCOME TAXES                                                                    12,202            2,641
                                                                                ---------------  ---------------

                                                                                      1,321,194        1,085,220
                                                                                ---------------  ---------------
COMMITMENTS AND CONTINGENCIES (Notes 1 and 11)
SHAREHOLDERS' EQUITY:
   Common stock, par value of $1.00,
     2,353 shares authorized and issued                                                   2,353            2,353
   Additional paid-in capital                                                             1,000            1,000
   Retained earnings                                                                    458,918        1,036,329
                                                                                ---------------  ---------------
                  Total shareholders' equity                                            462,271        1,039,682
                                                                                ---------------  ---------------
                                                                                $     1,783,465  $     2,124,902
                                                                                ===============  ===============

   The accompanying notes are an integral part of these financial statements.

                       CELLTECH INFORMATION SYSTEMS, INC.

                            STATEMENTS OF OPERATIONS

                                                                                     For the Years Ended
                                                                                         December 31
                                                                            -----------------------------------
                                                                                  1999               1998
                                                                            ----------------   ----------------
REVENUES                                                                    $      7,952,798   $      8,991,445

EXPENSES:
   Cost of revenues (excluding depreciation and amortization)                      3,983,936          4,230,177
   Research and development                                                          422,252            451,856
   Selling, general and administrative                                             4,135,768          3,658,694
   Depreciation and amortization                                                     125,422             97,430
                                                                            ----------------   ----------------

                                                                                   8,667,378          8,438,157
                                                                            ----------------   ----------------

           Operating (loss) income                                                  (714,580)           553,288
                                                                            ----------------   ----------------

OTHER (EXPENSE) INCOME:
   Interest income (expense)                                                           6,547             (2,488)
   Other (expense) income                                                           (152,353)            45,000
                                                                            ----------------   ----------------

           (Loss) income before provision
              for income taxes                                                      (860,386)           595,800

INCOME TAX BENEFIT (PROVISION)                                                       282,975           (209,216)
                                                                            ----------------   ----------------

NET (LOSS) INCOME                                                           $       (577,411)  $        386,584
                                                                            ================   ================

NET (LOSS) INCOME PER COMMON SHARE                                          $        (245.39)  $         164.29
                                                                            ================   ================

WEIGHTED AVERAGE COMMON SHARES
   OUTSTANDING                                                                         2,353              2,353
                                                                            ================   ================

   The accompanying notes are an integral part of these financial statements.

                       CELLTECH INFORMATION SYSTEMS, INC.


                       STATEMENTS OF SHAREHOLDERS' EQUITY

                 FOR THE YEARS ENDED DECEMBER 31, 1999 AND 1998

                                                                      Additional                              Total
                                                     Common            Paid-In           Retained         Shareholders'
                                                     Stock             Capital           Earnings            Equity
                                                ---------------   ---------------    ---------------    ---------------
BALANCE, DECEMBER 31, 1997                      $         2,353   $         1,000    $       649,745    $       653,098
     Net income                                              --                --            386,584            386,584
                                                ---------------   ---------------    ---------------    ---------------

BALANCE, DECEMBER 31, 1998                                2,353             1,000          1,036,329          1,039,682
     Net loss                                                --                --           (577,411)          (577,411)
                                                ---------------   ---------------    ---------------    ---------------

BALANCE, DECEMBER 31, 1999                      $         2,353   $         1,000    $       458,918    $       462,271
                                                ===============   ===============    ===============    ===============

   The accompanying notes are an integral part of these financial statements.

                       CELLTECH INFORMATION SYSTEMS, INC.


                            STATEMENTS OF CASH FLOWS

                                                                                         For the Years Ended
                                                                                             December 31
                                                                                 --------------------------------
                                                                                       1999             1998
                                                                                 ---------------  ---------------
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net (loss) income                                                             $      (577,411) $       386,584
   Adjustments to reconcile net income from operations
     to cash (used in) provided by operations-
     Depreciation and amortization                                                       125,422           97,430
     Deferred tax (benefit) provision                                                   (181,669)           2,738
   Changes in operating assets and liabilities-
     Accounts receivable                                                                 317,556         (331,532)
     Accounts receivable from related parties                                                 --          180,000
     Inventory                                                                            22,400            2,523
     Prepaid expenses                                                                    (16,589)           2,111
     Income tax receivable                                                              (101,307)         (58,163)
     Accounts payable                                                                     99,918          (71,917)
     Other assets                                                                             --               --
     Accrued expenses                                                                    (31,247)         265,390
                                                                                 ---------------  ---------------
           Net cash (used in) provided by operating activities                          (342,927)         475,164
                                                                                 ---------------  ---------------
CASH FLOWS FROM INVESTING ACTIVITIES:
   Additions to property and equipment                                                  (208,897)        (165,634)
                                                                                 ---------------  ---------------
           Net cash used in investment activities                                       (208,897)        (165,634)
                                                                                 ---------------  ---------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Repayment of debt                                                                     (52,092)          (2,778)
   Proceeds from borrowings                                                              209,834          150,000
                                                                                 ---------------  ---------------
           Net cash provided by financing activities                                     157,742          147,222
                                                                                 ---------------  ---------------
   Net (decrease) increase in cash and cash equivalents                                 (394,082)         456,752

CASH AND CASH EQUIVALENTS, beginning of year                                             719,709          262,957
                                                                                 ---------------  ---------------

CASH AND CASH EQUIVALENTS, end of year                                           $       325,627  $       719,709
                                                                                 ===============  ===============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
     Cash paid for interest                                                      $        15,313  $         2,488
                                                                                 ===============  ===============
     Cash paid for taxes                                                         $            --  $       262,000
                                                                                 ===============  ===============

   The accompanying notes are an integral part of these financial statements.

                       CELLTECH INFORMATION SYSTEMS, INC.


                          NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1999 AND 1998

1. DESCRIPTION OF BUSINESS:

Celltech Information Systems, Inc. (the "Company") (formerly Celltech Cellular Information Systems, Inc. and Radio Telephone Billing Service Company, Inc.) was incorporated under the laws of the State of Delaware on March 3, 1988.

The Company provides data processing services for the telecommunications industry. These services include processing and rating of call records, statement fulfillment and consulting services, and software development.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company incurred an operating loss of $714,580 and an operating cash flow deficit of $342,927 during 1999. In addition, during 1999 the Company was not in compliance with the financial covenants of a Promissory Note, as discussed in Note 5, for which there was no balance outstanding at December 31, 1999. The Company has obtained a waiver through the period ended December 31, 1999 for this covenant violation. This waiver does not extend beyond December 31, 1999. Management's operating plan for 2000 indicates positive cash flow from operations. To the extent necessary, management intends to reduce its costs during 2000 to fund its obligations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

Cash and Cash Equivalents
The Company considers all highly liquid investments purchased with an original maturity of three months or less to be cash equivalents.

Inventory

Inventory is stated at the lower of cost or market, with cost determined by the specific identification method.

Property and Equipment

Property and equipment are stated at cost. Major additions are capitalized while minor improvements, which do not extend the useful life of the asset, are expensed in the period incurred. The cost and accumulated depreciation of assets retired, sold or otherwise disposed of are eliminated from the accounts and resulting gains or losses, if any, are reflected in the statements of operations. Depreciation is computed on the straight-line method over the estimated useful lives of the assets, primarily three to seven years. Leasehold improvements are depreciated over the shorter of their useful lives or the remaining lease terms. Capital leases are depreciated over the shorter of their useful lives or lease term.

Computer Software Costs

The Company classifies the costs of planning, designing and establishing the technological feasibility of a computer software product as research and development costs and charges those costs to expense when incurred. After technological feasibility has been established, costs of producing a marketable product and product masters are capitalized and amortized over the estimated life of the product. Costs of maintenance and customer support are charged to expense when costs are incurred. Capitalized software development costs, net, which are amortized over a three-year life, amounted to $0 and $41,940 at December 31, 1999 and 1998, respectively. Research and development costs expensed during 1999 and 1998 were $422,252 and $451,856, respectively.

Revenue Recognition

The Company recognizes revenues from processing and rating of call records and billing fulfillment when the related services are complete. Software license fees are recognized after both acceptance by the client and delivery of the product. Software maintenance and customer support revenues, which are bundled with service revenues, are recognized ratably over the related customer agreement periods. During 1999 and 1998, revenues included $1,714,033 and $1,511,026 related to postage revenues, respectively. The related postage costs during 1999 and 1998 were $1,528,302 and $1,374,512, respectively.

Income Taxes

The Company records deferred income taxes for the estimated future tax effects of temporary differences between financial statement carrying amounts and the tax bases of existing assets and liabilities. A valuation allowance is recorded against deferred tax assets when it is concluded that it is more likely than not the related tax benefit will not be realized.

Fair Value of Financial Instruments

The fair value of financial instruments is determined by reference to various market data and other valuation techniques, as appropriate. The Company's financial instruments include accounts receivable and debt. The fair value of these financial instruments approximate their recorded book value as of December 31, 1999 and 1998.

New Accounting Pronouncements

In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activity." SFAS No. 133, as amended by SFAS No. 137, is required to be adopted by the Company on January 1, 2001. Management is currently assessing the effect of this pronouncement; however, management does not expect adoption of this statement to have a material effect on the Company's financial position or results of operations.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make reasonable estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

3. INVENTORY:

As of December 31, 1999 and 1998, inventory consists of the following:


                                                 1999              1998
                                            --------------    ---------------

        Forms and envelopes                 $        6,886    $        29,286
                                            ==============    ===============

4. PROPERTY AND EQUIPMENT:

As of December 31, 1999 and 1998, the major classifications of property and equipment are as follows:

                                                 1999              1998
                                            ---------------   ---------------

        Furniture and office equipment      $       39,288    $       113,815
        Computer equipment                         405,292            350,326
        Leasehold improvements                      30,879            222,111
        Software                                   146,898            165,257
                                            --------------    ---------------
                                                   622,357            851,509
        Accumulated depreciation                  (278,617)          (591,244)
                                            --------------    ---------------
        Property and equipment, net         $      343,740    $       260,265
                                            ==============    ===============

5. DEBT:

Debt consists of the following:

                                          1999             1998
                                    --------------   --------------

        Facility A                  $           --   $       50,000
        Facility B                          63,886           97,222
        Facility C                          31,244               --
                                    --------------   --------------
                 Total debt         $       95,130   $      147,222
                                    ==============   ==============

On August 26, 1997, the Company entered into a promissory note ("Facility A"). Facility A provided for borrowings up to $200,000. Subsequently, on August 26, 1999, the Company and the bank modified the terms of Facility A. The modified terms provided for the following: (1) borrowing availability up to $400,000 and
(2) an interest rate of Prime plus 0.50%. Amounts outstanding under Facility A, which were $0 and $50,000 at December 31, 1999 and 1998, respectively, are personally guaranteed by the President of the Company. Facility A is due upon demand by the bank. If no demand is made, all outstanding principal and interest are due on August 26, 2000. Management intends to renew the facility at that time. In addition, the Company is subject to certain financial covenants, including (1) tangible minimum net worth, as defined by the promissory note, of $900,000, and (2) a minimum net worth ratio, as defined by the promissory note, of 1.7 to 1.0. During 1999, the Company was not in compliance with the tangible net worth requirement. The Company has obtained a waiver through the period ended December 31, 1999 for this covenant violation This waiver does not extend beyond December 31, 1999.

On July 16, 1998, the Company entered into a second promissory note ("Facility B"). Facility B provides for borrowings up to $100,000 at an interest rate of Prime plus 1.00%. In addition, the bank is not obligated to advance funds requested by the Company after November 13, 1998. The borrowings are due upon demand by the bank. Monthly principal payments began on December 13, 1998, and will continue, in the absence of demand by the bank, until November 13, 2001, at which time all remaining amounts due will be satisfied.

On May 3, 1999, the Company entered into a third promissory note ("Facility C"). Facility C provided for borrowings up to $100,000 at an interest rate of 8.25%. In addition, the bank is not obligated to advance funds requested by the Company after August 31, 1999. The borrowings are due upon demand by the bank. Monthly principal payments began on September 31, 1999, and will continue, in the absence of demand by the bank, until August 31, 2002, at which time all remaining amounts due will be satisfied.

Total interest expense during 1999 and 1998 was $15,315 and $2,488, respectively. The weighted-average interest rate at December 31, 1999 and 1998 was 8.83% and 9.50%, respectively. Weighted-average borrowings outstanding during 1999 and 1998 were $121,735 and $42,013, respectively. During 1999, borrowings ranged from $95,129 to $147,222. During 1998, borrowings ranged from $0 to $147,222.

6. CAPITAL LEASE OBLIGATIONS:

Property under capital lease obligations at December 31, 1999 consist of the following:

        Leased property - capital leases                    $       142,945
        Less:  Accumulated depreciation                             (14,295)
                                                            ---------------
                                                            $       128,650
                                                            ===============

Depreciation of leased property under capital leases amounted to $14,295 and $0 during 1999 and 1998, respectively.

Capital lease obligations at December 31, 1999 consist of the following:

   Green Tree Vendor Service Corporation due $3,380
     per month including interest through November 2003 with a $1
     buyout. Secured by related computer equipment.                $    129,033

   Conseco Finance Vendor Service Corporation due $264 per
     month including interest through December 2003
     with a $1 buyout. Secured by the related voice mail system.         9,047

   Conseco Finance Vendor Service Corporation due $2,057 per month including interest through December 2003. Secured by related
     computer equipment.                                                71,754

   Less:  Amounts due within one year                                  (45,833)
                                                                   -----------
                                                                   $   164,001


Future lease payments under capital lease obligations are as follows:

   2000                                                            $     68,412
   2001                                                                  68,412
   2002                                                                  68,412
   2003                                                                  60,215
   2004                                                                      --
                                                                   ------------
                                                                        265,451
   Less:  Imputed interest                                              (55,617)
                                                                   ------------
                                                                   $    209,834

7. EARNINGS PER SHARE:

Basic earnings per share are computed by dividing net loss or net income applicable to common shareholders by the weighted average number of shares outstanding during the period. There are no potentially dilutive securities which would have a dilutive effect on earnings per share outstanding during 1999 or 1998.

8. INCOME TAXES:

Summaries of the benefit (provisions) for income taxes are as follows for December 31:

                                                     1999           1998
                                                  -----------   ------------

    Current                                       $   101,306   $   (206,478)
    Deferred                                          181,669         (2,738)
                                                  -----------   ------------

    Benefit (provision) for income taxes          $   282,975   $   (209,216)
                                                  ===========   ============

The significant components of deferred tax assets and liabilities are as follows:

                                                     Year Ended December 31
                                                  --------------------------
                                                      1999          1998
                                                  -----------   ------------
    Deferred tax assets:
       Receivables reserve                        $   139,430   $         --
       Accruals                                        51,800             --
                                                  -----------   ------------

                                                      191,230             --

    Deferred tax liabilities:
       Plant and equipment                            (12,202)        (2,641)
                                                  -----------   ------------

       Net deferred income tax asset (liability)  $   179,028   $     (2,641)
                                                  ===========   ============

9. CONCENTRATION OF CREDIT RISK:

In 1999 and 1998, approximately 84% and 65.2%of the Company's revenues were derived from three customers. The revenues during 1999 and 1998 and the accounts receivable balances at December 31, 1999 and 1998 related to these three customers are as follows:

                           REVENUES                ACCOUNTS RECEIVABLE
                 ----------------------------   --------------------------

                     1999            1998          1999           1998
                 ------------    ------------   ----------    ------------

Customer A       $  3,700,330    $  2,188,217   $  331,675    $   185,871

Customer B          1,443,268       2,295,318            0        380,105

Customer C       $  1,453,487    $  1,390,266   $  245,543    $   298,299


During 1999, Customer B filed for Chapter 11 reorganization under the United States Bankruptcy Code. During 1999, the Company recorded a charge of approximately $407,000 to reduce Customer B's receivable to its net realizable value. There is no accounts receivable, net of related reserves, due from this customer at December 31, 1999. The contract with Customer A expired in February 2000 and an extension is currently being negotiated. The loss of any major customer could have a material effect on the Company.

10. PROFIT-SHARING PLAN:

The Company maintains a profit-sharing plan (the "Plan") under the provisions of
Section 401(k) of the Internal Revenue Code. The plan covers all eligible employees. Contributions to the plan by the Company are equal to 50% of the employee's contribution, up to a maximum of 6% of the employee's salary. As of December 31, 1999 and 1998, the Company made $51,265 and $32,108, respectively, of contributions to the Plan.

11. COMMITMENTS AND CONTINGENCIES:

The Company leases office facilities, computer and office equipment under cancelable and noncancellable leases expiring at various times through October 2004. The following is a schedule by year of the future minimum rental payments required under operating leases that have initial or remaining noncancellable lease terms in excess of one year.

      2000                               $       473,819
      2001                                       449,494
      2002                                       459,973
      2003                                       461,896
      2004                                       231,854
                                         ---------------
                                         $     2,077,036
                                         ===============

Total rental expense for all operating leases was $479,036 and $309,780 for 1999 and 1998, respectively.

12. RELATED PARTY TRANSACTIONS:

On December 29, 1999, three individual minority shareholders of the Company filed a complaint (the "Complaint") against the Company and the majority shareholder of the Company. On March 29, the minority shareholders and the majority shareholder entered into a Compromise, Settlement and Indemnity Agreement whereby the Company paid $152,353. The court subsequently dismissed the Complaint. The payment is reflected in other expense (income) and accrued expenses in the 1999 financial statements.

During 1998, the Company recorded a charge of $180,000 to reflect the write-off of a related party receivable from Symphony Management Associates, Inc. ("Symphony"). Symphony is majority owned by the minority shareholders of the Company. This charge was recorded in the selling, general and administrative expenses in the accompanying 1998 statement of operations. No receivable balance exists from Symphony at December 31, 1999 or 1998.

13. SUPPLEMENTARY DATA:

Components of accrued expenses:

                                                    Year Ended December 31
                                             ---------------------------------
                                                  1999              1998
                                             --------------    ---------------

  Accrued vacation and sick pay              $      197,006    $       203,328
  Accrued incentives                                     --            240,000
  Accrued settlement                                152,353                --
  Accrued rent                                       12,424             17,679
  Accrued other                                      64,837             37,299
  Customer deposits                                 128,222             87,783
                                             --------------    ---------------

  Total accrued expenses                     $      554,842    $       586,089
                                             ==============    ===============

14. SUBSEQUENT EVENT:

On April 6, 2000, the Company and CTI (Holding) Group, Inc. ("CTIG") entered into a definitive merger agreement (the "Agreement") for the sale of 100% of the common stock of the Company. The merger is expected to be consummated during the second quarter of 2000, subject to CTIG shareholder approval. The total estimated purchase price for the Company is $2,806,305. The estimated purchase price is based on: (1) a $262,599 cash payment to the Company shareholders; (2) 875,329 shares of CTIG Class A common stock; valued at $2.91 based on the April 7, 2000 trading price and (3) 787,797 shares of CTIG Class A common stock to be delivered to an escrow agent upon closing. The shares delivered to the escrow agent are considered contingent consideration, payable to Company shareholders upon attainment of certain performance criteria over three years. This contingent consideration will be recorded as additional purchase price when the contingency is resolved and consideration is issued or becomes issuable.

In the event that the average market price per share, as defined by the Agreement, of the CTIG Class A common stock on the closing date is greater than $3.00, to a maximum of $3.75, or below $3.00 to a minimum of $2.25, then the total number of shares (1,663,126 shares) shall be determined by dividing $4,989,378 by such average market price per share; provided that in no event will the stock be less than 1,330,501 shares nor more than 2,217,501 shares regardless of the average market price per share of CTIG Class A common stock.

            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL DATA


The following unaudited pro forma condensed consolidated financial data (the "Pro Forma Data") of CTIG is based on the historical consolidated financial statements of CTIG, Centillion and Celltech, which are incorporated by reference into or presented elsewhere within this Proxy Statement/Prospectus, as adjusted to give effect to the Merger and the Celltech acquisition (the "Acquisition"), as described elsewhere within this Proxy Statement/Prospectus. The unaudited condensed consolidated balance sheet as of December 31, 1999 gives effect to the Merger and Acquisition as if they had occurred on that date. The unaudited pro forma statements of operations for the year ended March 31, 1999 and the nine months ended December 31, 1999 give effect to the Merger and Acquisition as if they had occurred on April 1, 1998. In the preparation of the pro forma condensed consolidated statement of operations for the year ended March 31, 1999, the column pertaining to Celltech contains historical financial statements for the year ended December 31, 1998 and the column pertaining to Centillion was developed by adding the results of the quarter ended March 31, 1999 and subtracting the results of the quarter ended March 31, 1998 from the audited results for the year ended December 31, 1998. Certain amounts in the Centillion and Celltech historical financial statements have been reclassified to conform to CTIG's financial statement presentation.

It is anticipated that the Centillion Merger will be accounted for as a reverse acquisition of CTIG by Centillion. Under such method of accounting the legal acquirer, CTIG, will continue in existence as the legal entity whose shares represent the outstanding common stock of the combined company. In applying purchase accounting to a reverse acquisition, the assets and liabilities of the legal acquirer are revalued and the purchase price allocated to those assets and liabilities assumed. The Celltech Acquisition will be accounted for under the purchase method of accounting.

The pro forma adjustments are based upon available information and upon certain assumptions that management believes are reasonable under the circumstances. The Pro Forma Data and accompanying notes should be read in conjunction with the annual and interim consolidated financial statements and notes thereto of CTIG, Centillion and Celltech appearing elsewhere herein and incorporated by reference into this Proxy Statement/Prospectus. The Pro Forma Data do not purport to represent what CTIG's actual results of operations or actual financial position would have been if the Merger and Acquisition had, in fact, occurred on such dates or to project CTIG's results of operations or financial position for any future period or date. The Pro Forma Data do not give effect to any transactions other than the Merger and Acquisition, discussed in the notes to the Pro Forma Data below.

           UNAUDITED CONDENSED CONSOLIDATED PRO FORM BALANCE SHEET DATA
                                December 31, 1999

                                                                               Historical
                                                  ----------------------------------------------------------------------
                                                     CTI Group               Centillion             Celltech Information
                                                   (Holdings) Inc.         Data Systems, Inc.           Systems, Inc.
                                                  -----------------       --------------------     ---------------------
                   ASSETS
Current Assets:
  Cash & cash equivalents                              264,813                  6,097,338                  325,627

  Securities Available for Sale                                                 6,116,112                        -
  Trade Accounts Receivable, net                     1,073,912                  1,136,502                  666,408
  Other Receivables                                                                53,904                        -
  Inventories                                           16,183                                               6,886
  Prepaid expenses                                      64,589                    129,917                   83,118
  Income Taxes Receivable and Deferred Income Taxes                             1,029,536                  353,016
  Assets of discontinuing assets                                                4,379,631                        -
                                                    ----------                -----------               ----------
    Total Current Assets                             1,419,497                 18,942,940                1,435,055
                                                    ----------                -----------               ----------
PP&E                                                   169,298                    676,685                  299,316
Computer Software                                      510,872                  1,336,066                   44,424
Intangible Assets                                                                 432,883                        -
Goodwill                                                30,114                          -                        -
Other Assets                                            21,862                     29,478                    4,670
                                                    ----------                -----------               ----------

TOTAL ASSETS                                         2,151,643                 21,418,052                1,783,465
                                                    ==========                ===========               ==========
                LIABILITIES
Current Liabilities:
  Current portion of long-term debt                     75,015                    118,285                  140,963
  Accounts payable                                     273,547                    261,941                  449,186
  Income taxes payable                                                                                           -
  Deferred income tax liability                                                   389,009                        -
  Other accrued expenses                             1,036,600                    694,166                  554,842
  Deferred revenues                                    567,412
  Amount due to former Centillion Shareholders
  Liabilities of discontinuing operations                                       1,688,762                        -
                                                    ----------                -----------               ----------
    Total current liabilities                        1,952,574                  3,152,163                1,144,991
                                                    ----------                -----------               ----------
Long Term Debt                                                                                             164,001
Deferred Income Taxes                                                                                       12,202
Minority interest in Consolidated Subsidiary                                    1,399,441
Commitments and contingencies
Stockholders' Equity:
  Common Stock - Class A                                74,106                        370                    2,353


  Common Stock - Class B
  Common Stock in Escrow
  Capital in excess of par value                     8,267,656                  8,886,924                    1,000



  Retained Earnings (accumulated deficit)           (7,780,700)                 7,183,497                  458,918




  Accumulated other Comprehensive income                44,407                    795,657
                                                                                                                 -
  Tresury Stock                                       (406,400)                         -
                                                    ----------                -----------               ----------
    Total Stockholders' Equity                         199,069                 16,866,448                  462,271
                                                    ----------                -----------               ----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY             2,151,643                 21,418,052                1,783,465
                                                    ==========                ===========               ==========

                                                                         Pro Forma Adjustments
                                                            -----------------------------------------------
                                                                Centillion             Celltech Information       Pro Forma
                                                             Data Systems, Inc.             Systems, Inc.          Balance
                                                            -------------------        ---------------------      ---------
                   ASSETS
Current Assets:
  Cash & cash equivalents                                      1,827,662 (2.4)               (262,599)(3)          8,327,841
                                                                  75,000  (5)
  Securities Available for Sale                               (6,116,112)(2.4)                                             0
  Trade Accounts Receivable, net                                                                                   2,876,822
  Other Receivables                                                                                                   53,904
  Inventories                                                                                                         23,069
  Prepaid expenses                                                                                                   277,624
  Income Taxes Receivable and Deferred Income Taxes              195,584  (5)                                      1,578,136
  Assets of discontinuing assets                              (4,379,631) (1)                                              0
                                                            ------------                  -----------            -----------
    Total Current Assets                                      (8,397,497)                    (262,599)            13,137,396
                                                            ------------                  -----------            -----------
PP&E                                                                                                               1,145,299
Computer Software                                                                                                  1,891,362
Intangible Assets                                                                                                    432,883
Goodwill                                                      25,121,697 (2.3)              2,426,317 (4)         27,578,127
Other Assets                                                                                                          56,010
                                                            ------------                  -----------            -----------
TOTAL ASSETS                                                  16,724,200                    2,163,718             44,241,077
                                                            ============                  ===========            ===========
                LIABILITIES
Current Liabilities:
  Current portion of long-term debt                                                                                  334,263
  Accounts payable                                                                                                   984,674
  Income taxes payable                                                                                                     0
  Deferred income tax liability                                                                                      389,009
  Other accrued expenses                                                                                           2,285,608
  Deferred revenues                                                                                                  567,412
  Amount due to former Centillion Shareholders                 3,057,154 (2.4)                                     3,057,154
  Liabilities of discontinuing operations                     (1,688,762) (1)                                              0
                                                            ------------                  -----------            -----------
    Total current liabilities                                  1,368,392                            0              7,618,120
                                                            ------------                  -----------            -----------
Long Term Debt                                                                                                       164,001
Deferred Income Taxes                                                                                                 12,202
Minority interest in Consolidated Subsidiary                  (1,399,441) (1)                                              0
Commitments and contingencies
Stockholders' Equity:
  Common Stock - Class A                                         129,625 (2.2)                 16,631 (3)            220,362
                                                                       7  (5)
                                                                    (377)(2.5)                 (2,353)(3)
  Common Stock - Class B                                          28,333 (2.2)                                        28,333
  Common Stock in Escrow                                     (10,224,018)(2.2)             (2,363,390)(3)        (12,587,408)
  Capital in excess of par value                              35,386,826 (2.2)              4,972,747 (3)         50,143,120
                                                              (7,935,362)(2.1)                 (1,000)(3)
                                                                     377 (2.5)
                                                                 563,953  (5)
  Retained Earnings (accumulated deficit)                     (1,291,428) (1)                (458,918)(3)           (951,254)
                                                              (7,345,604)(2.4)
                                                               7,780,700 (2.1)
                                                                 795,657 (2.4)
                                                                (293,376) (5)
  Accumulated other Comprehensive income                         (44,407)(2.1)                                             0
                                                                (795,657)(2.4)
  Tresury Stock                                                                                                     (406,400)
                                                            ------------                  -----------            -----------
    Total Stockholders' Equity                                16,755,249                    2,163,718             36,446,754
                                                            ------------                  -----------            -----------

TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                      16,724,200                    2,163,718             44,241,077
                                                            ============                  ===========            ===========

See Notes to the Unaudited Condensed Consolidated Pro Forma Balance Sheet Data.

   NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA BALANCE SHEET DATA


(1) To remove the assets and liabilities related to Centillion's divested operations. Such assets and liabilities will not be part of the merged entity.

(2) To record the Centillion reverse acquisition entries based on the total consideration of $25,320,766 computed as follows:

    Total number of shares of CTIG common stock outstanding prior to Merger (A)       7,437,505
    Total number of CTIG options outstanding prior to Merger (A)(B)                     525,000
                                                                                     ----------
    Total shares to be held by CTIG shareholders after the Merger (A)                 7,962,505
    Market value of CTIG Stock on Transaction Date (C)                                     3.18
                                                                                     ----------
    Value of consideration given by Centillion                                       25,320,766
                                                                                     ==========

    (A) As the Centillion Merger is being accounted for as a reverse acquisition of CTIG by Centillion, the consideration paid represents the value of the shares that will remain held by the CTIG shareholders after the transaction.

    (B) Assumes that all CTIG options outstanding prior to the Merger will be 100% vested upon closing of the transaction.

    (C) The market price was determined based on a normalized average closing price of CTIG's common stock during the 20 day period before and after the signing of the definitive agreement and the issuance of the press release related to the transaction.

    The entries recorded to effect the reverse merger were as follows:

    (2.1) To eliminate CTIG's historical equity accounts with a related adjustment to Additional Paid-In Capital.
    (2.2) To record the issuance of 12,962,504 shares of $0.01 par Class A Common Stock, of which 3,215,100 shares valued at $10,224,018 are to be held in escrow pending the meeting of pre-defined revenue levels, and 2,833,333 shares of $0.01 par Class B Common Stock.
    (2.3) To record the goodwill as a result of the Centillion transaction. As the transaction will be accounted for as a reverse acquisition, the goodwill recorded is calculated by subtracting the book value of the net assets of CTIG ($199,069) from the total consideration of $25.3 million. The allocation of the purchase price as well as the goodwill amortization period used are preliminary and are subject to adjustment based on the stock price at closing and the final appraisal of the assets acquired.
    (2.4) To eliminate the excess investments held by Centillion as it is required only to contribute net cash or investments of $8.0 million and total net assets of $2.0 million (excluding such cash and investments). Adjustment assumes the liquidation of all short-term investments into the required cash to be contributed.
    (2.5) To eliminate Centillion's historical common stock which will be cancelled in connection with the Merger.

(3) To record the acquisition of Celltech Information Systems, Inc. through the issuance of a total of 1,663,126 shares, at an assumed value of $3.00 per common share, which was based on the average stock price during the 20 days prior to signing the definitive agreement, of which 787,797 shares are to be held in escrow pending the meeting of certain pre-defined revenue targets, and cash of $262,599. The number of shares to be issued in connection with the Celltech acquisition may be adjusted by the effect of a maximum of 25% ceiling and floor collar depending on the average stock price during the twenty-day trading period prior to closing.

(4) To record goodwill in connection with the acquisition of Celltech Information Systems, Inc. under the purchase method of accounting. The allocation of purchase price to net assets acquired is preliminary and is subject to change based on the completion of the appraisal of such assets.

(5) To record the value of the 20,000 additional shares of Centillion common stock and 50,000 options to purchase Centillion shares issued to the Chairman of Centillion in connection with the Merger transaction. The value was determined based on the assumed market value of the CTIG stock the shares and options are convertible into and the exchange ratio of Centillion to CTIG common stock of approximately 2.5 to 1. This transaction will result in a tax benefit of approximately 40% of the recorded adjustment. The deferred tax asset to be created in this transaction has been removed as such asset is remain with the former Centillion shareholders.

     UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS DATA
                   FOR THE NINE MONTHS ENDED DECEMBER 31, 1999

                                                                          Historical Results
                                                  ----------------------------------------------------------------------
                                                     CTI Group             Centillion Data          Celltech Information
                                                   (Holdings) Inc.          Systems, Inc.              Systems, Inc.
                                                  -----------------       -----------------         --------------------
Net Sales (a)                                        5,586,800               8,113,848                  5,566,710

Costs & Expenses:
  Cost of Sales (a)                                  3,029,873               3,069,413                  2,997,438
  Selling & Administrative expenses                  1,840,690               1,448,797                  3,370,477
  Depreciation and amortization                        408,723                 365,293                     99,161
                                                    ----------              ----------                 ----------
    Total Costs & Expenses                           5,279,286               4,883,503                  6,467,076
                                                    ----------              ----------                 ----------
Income (loss) from Operations                          307,514               3,230,345                   (900,366)
                                                    ----------              ----------                 ----------
Other expenses (income):
  Interest expense                                       2,530                 (63,218)                    (6,946)
  Gain on Sale of Assets                                                        56,320                          0
                                                                                                                0
                                                    ----------              ----------                 ----------
Income (loss) before Income taxes                      304,984               3,237,243                   (893,420)
                                                    ----------              ----------                 ----------
Provision for income taxes                                   0              (1,288,423)                   338,776
                                                    ----------              ----------                 ----------
Income (Loss) from continuing operations               304,984               1,948,820                   (554,644)
                                                    ==========              ==========                 ==========
EPS:
  Basic                                                   0.04
  Diluted                                                 0.04

Wtd Avg Shares O/S:
  Basic                                              6,996,768
  Diluted                                            7,296,839

                                                               Pro Forma Adjustments
                                                  -----------------------------------------------
                                                   Centillion Data           Celltech Information       Pro Forma
                                                     Systems, Inc.               Systems, Inc.           Balance
                                                  -------------------        ---------------------      ---------
Net Sales (a)                                                                                           19,267,358

Costs & Expenses:
  Cost of Sales (a)                                                                                      9,096,724
  Selling & Administrative expenses                                                                      6,659,964
  Depreciation and amortization                      2,691,610  (1)                259,962 (5)           3,824,750
                                                   -----------                    --------             -----------
    Total Costs & Expenses                           2,691,610                     259,962              19,581,438
                                                   -----------                    --------             -----------
Income (loss) from Operations                       (2,691,610)                   (259,962)               (314,080)
                                                   -----------                    --------             -----------
Other expenses (income):
  Interest expense                                                                                         (67,634)
  Gain on Sale of Assets                                                                                    56,320
                                                                                                                 0
                                                   -----------                    --------             -----------
Income (loss) before Income taxes                   (2,691,610)                   (259,962)               (302,766)
                                                   -----------                    --------             -----------
Provision for income taxes                                                                                (949,647)
                                                   -----------                    --------             -----------
Income (Loss) from continuing operations            (2,691,610)                   (259,962)             (1,252,413)
                                                   ===========                    ========             ===========
EPS:
  Basic                                                                                                      (0.07)
  Diluted                                                                                                    (0.07)

Wtd Avg Shares O/S:
  Basic                                              9,747,404  (4)                875,329 (6)          17,619,501
  Diluted                                           10,578,205  (4)                875,329 (6)          18,750,373

(a) Net Sales and Cost of Sales in Celltech's historical statement of operations for the nine months ended December 31, 1999 includes $1,280,787and $1,137,142 related to postage revenues and costs, respectively.

See Notes to the Unaudited Condensed Consolidated Pro Forma Statement of Operations Data.

     UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS DATA
                        FOR THE YEAR ENDED MARCH 31, 1999

                                                                          Historical Results
                                                  ----------------------------------------------------------------------
                                                     CTI Group             Centillion Data          Celltech Information
                                                   (Holdings) Inc.         Systems, Inc.(b)             Systems, Inc.
                                                  -----------------       -----------------         --------------------
Net Sales/License Fees (a)                          7,043,026               10,573,811                    8,991,445

Costs & Expenses:
  Cost of Sales (a)                                 4,378,568                4,094,666                    4,230,177
  Selling & Administrative expenses                 2,386,671                1,913,906                    4,110,550
  Depreciation and amortization                       586,433                  475,603                       97,430
  Amortization of Goodwill
                                                   ----------              -----------                   ----------
    Total Costs & Expenses                          7,351,672                6,484,175                    8,438,157
                                                   ----------              -----------                   ----------
Income (loss) from Operations                        (308,646)               4,089,636                      553,288
                                                   ----------              -----------                   ----------
Other expenses (income):
  Investment income                                                           (615,969)
  Other income                                                                                              (45,000)
  Loss on disposal of assets                                                     1,840                            0
  Minority interest in Earnings of Sub                                               0
  Interest expense                                     29,697                        0                        2,488
                                                   ----------              -----------                   ----------
Income (loss) before Income taxes                    (338,343)               4,703,765                      595,800
                                                   ----------              -----------                   ----------
Provision for income taxes                            (76,500)              (1,873,069)                    (209,216)
                                                   ----------              -----------                   ----------
Income (Loss) from continuing operations             (414,843)               2,830,696                      386,584
                                                   ==========              ===========                   ==========
EPS:
  Basic and Diluted                                     (0.06)

Wtd Avg Shares O/S:
  Basic and Diluted                                 6,898,946

                                                               Pro Forma Adjustments
                                                  -----------------------------------------------
                                                   Centillion Data           Celltech Information       Pro Forma
                                                     Systems, Inc.               Systems, Inc.           Balance
                                                  -------------------        ---------------------      ---------
Net Sales/License Fees (a)                                                                              26,608,282

Costs & Expenses:
  Cost of Sales (a)                                                                                     12,703,411
  Selling & Administrative expenses                       488,960 (3)                                    8,900,087
  Depreciation and amortization                         3,588,814 (1)             346,617 (5)            5,094,896
  Amortization of Goodwill                                                                                       0
                                                       ----------                --------               ----------
    Total Costs & Expenses                              4,077,774                 346,617               26,698,394
                                                       ----------                --------               ----------
Income (loss) from Operations                          (4,077,774)               (346,617)                 (90,112)
                                                       ----------                --------               ----------
Other expenses (income):
  Investment income                                       515,808 (2)                                     (100,161)
  Other income                                                                                             (45,000)
  Loss on disposal of assets                                                                                 1,840
  Minority interest in Earnings of Sub                          0                                                0
  Interest expense                                                                                          32,185
                                                       ----------                --------               ----------
Income (loss) before Income taxes                      (4,593,582)               (346,617)                  21,024
                                                       ----------                --------               ----------
Provision for income taxes                                195,584 (3)                                   (1,963,201)
                                                       ----------                --------               ----------
Income (Loss) from continuing operations               (4,397,998)               (346,617)              (1,942,177)
                                                       ==========                ========               ==========
EPS:
  Basic and Diluted                                                                                          (0.11)

Wtd Avg Shares O/S:
  Basic and Diluted                                     9,747,404 (4)             875,329 (6)           17,521,679

(a) Net Sales and Cost of Sales in Celltech's historical statement of operations for the year ended December 31, 1998 includes $1,714,033 and $1,528,301 related to postage revenues and costs, respectively.

(b) Centillion's historical statement of operations was developed by adding the results for the quarter ended March 31, 1999 and subtracting the results for the quarter ended March 31, 1998 from the results for the year ended December 31, 1998.

See Notes to the Unaudited Condensed Consolidated Pro Forma Statement of Operations Data.

        NOTES TO THE UNAUDITED CONDENSED CONSOLIDATED PRO FORMA STATEMENT
                               OF OPERATIONS DATA



(1) To provide for amortization of the goodwill recorded in connection with the Centillion transaction. For the purpose of this pro forma, the life of such goodwill has been assumed to be seven years.

(2) To reduce investment income as a result of the lower investment and cash balance to be held after the transaction. The amount was determined based on the average investment return earned during the period applied to the pro forma cash balance upon consummation of the transaction.

(3) To record the value of the 20,000 additional shares of Centillion common stock and 50,000 options to purchase Centillion shares issued to the Chairman of Centillion in connection with the Merger transaction. The value was determined based on the assumed market value of the CTIG stock the shares and options are convertible into and the exchange ratio of Centillion to CTIG common stock of approximately 2.5 to 1. This transaction will result in a tax benefit of approximately 40% of the recorded adjustment.

(4) To record stock issued and issuable in connection with the Centillion transaction. The adjustment includes 9,747,404 shares of common stock issued upon closing of the transaction as well as dilutive shares, where appropriate, including (a) an additional 2,833,334 shares that are potentially issuable due to conversion of the Class B Common Stock and are convertible only upon receipt of cash from litigation proceeds in excess of legal fees and accordingly, the Company will receive cash equal to the conversion price on the conversion dates; and (b) an additional 4,109,491 shares that are potentially issuable due to the exercise of the additional stock rights. The 4,109,491 shares are potentially issuable at an exercise price based on a discount to the then current market price of CTIG's common stock. The number of shares used in the adjustment assumes the current market price of CTIG's common stock. The actual number of shares to be issued will fluctuate based on the market value of the stock price on the exercise dates. Regardless of the conversion price used, if all of the stock rights are exercised, the Company will receive an additional $10.0 million in cash. The diluted weighted average shares outstanding adjustment assumes the proceeds received for the Class B Stock and additional stock rights (approximately $17.75 million) will be used to buy back common stock at the market price of the stock, under the treasury stock method.

(5) To provide for amortization of the goodwill recorded in connection with the Celltech transaction. For the purpose of this pro forma, the life of such goodwill has been assumed to be seven years.

(6) To record stock issued and issuable in connection with the Celltech transaction. The number of shares excludes the 787,797 shares held in escrow pending the resolution of certain contingencies.

                                  ANNEX LISTING

 Annex                             Title                                   Page
 -----                             -----                                   ----

   A      Agreement and Plan of Merger by and between
          CTI Group (Holdings) Inc. and Centillion Data Systems, Inc.,
          dated as of February 3, 2000       ...............................A-1

   B      Surviving Corporation - Articles of Incorporation.................B-1

   C      Surviving Corporation Bylaws......................................C-1

   D      Shareholder LLC Promissory Note...................................D-1

   E      Form of Promissory Note...........................................E-1

   F      Opinion of First Colonial Securities Group, Inc...................F-1

   G      ss.262 of the Delaware Corporation Law............................G-1

   H      ss.23-1-44 of the Indiana Business Corporation Law................H-1

   I      Agreement and Plan of Merger by and among
          CTI Group (Holdings) Inc., CTI Billing Solutions, Inc., Celltech Information Systems, Inc., David A. Warren, Frank S. Scarpa,
          Valerie S. Hart and Richard J. Donnelly, dated as of
          April 5, 2000.....................................................I-1

   J      Communications Group Inc. Stock Option and
          Restricted Stock Plan.............................................J-1

                                                                       ANNEX  A

================================================================================


                          AGREEMENT AND PLAN OF MERGER



                                 by and between



                            CTI GROUP (HOLDINGS) INC.



                                       and



                          CENTILLION DATA SYSTEMS, INC.



                      ------------------------------------

                          Dated as of February 3, 2000

                      ------------------------------------





================================================================================

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I.    THE MERGER.......................................................2
     1.1      The Merger.......................................................2
     1.2      Closing..........................................................2
     1.3      Effective Time...................................................2
     1.4      Effects of the Merger............................................2
     1.5      Effect on Capital Stock..........................................2
     1.6      Exchange Agent...................................................4
     1.7      Exchange Procedures..............................................4
     1.8      Distributions with Respect to Unexchanged Shares.................5
     1.9      No Fractional Shares of CTI Group Capital Stock..................5
     1.10     No Liability.....................................................6
     1.11     Lost Certificates................................................6
     1.12     Stock Transfer Books.............................................6
     1.13     Dissenting Shares................................................7
     1.14     Escrow...........................................................7
     1.15     Additional Stock Rights..........................................9

ARTICLE II.   THE SURVIVING CORPORATION.......................................10
     2.1      Certificate of Incorporation....................................10
     2.2      Bylaws..........................................................10
     2.3      Directors.......................................................10
     2.4      Officers........................................................10

ARTICLE III.  REPRESENTATIONS AND WARRANTIES OF CTI GROUP.....................11
     3.1      Corporate Existence and Power...................................11
     3.2      Corporate Authorization.........................................11
     3.3      Governmental Authorization......................................12
     3.4      Non-contravention...............................................12
     3.5      Capitalization..................................................13
     3.6      Subsidiaries....................................................13
     3.7      SEC Filings; Financial Statements...............................13
     3.8      No Undisclosed Material Liabilities.............................14
     3.9      Absence of Certain Changes......................................15
     3.10     Litigation......................................................16
     3.11     Compliance with Applicable Laws.................................16
     3.12     Permits.........................................................16
     3.13     Insurance.......................................................16
     3.14     Contracts.......................................................16
     3.15     Properties......................................................17

     3.16     Employees and Independent Contractors...........................18
     3.17     Employee Benefit Plans..........................................18
     3.18     Taxes...........................................................19
     3.19     Environmental Matters...........................................20
     3.20     Patents and Other Proprietary Rights............................20
     3.21     Year 2000.......................................................22
     3.22     Brokers.........................................................22
     3.23     Intentional Left Blank..........................................22
     3.24     No Other Representations........................................22
     3.25     Certain Interests...............................................22

ARTICLE IV.   REPRESENTATIONS AND WARRANTIES OF CENTILLION....................23
     4.1      Corporate Existence and Power...................................23
     4.2      Corporate Authorization.........................................23
     4.3      Governmental Authorization......................................23
     4.4      Non-contravention...............................................24
     4.5      Capitalization..................................................24
     4.6      Subsidiaries....................................................24
     4.7      SEC Filing Information; Financial Statements....................25
     4.8      No Undisclosed Material Liabilities.............................25
     4.9      Absence of Certain Changes......................................26
     4.10     Litigation......................................................27
     4.11     Compliance with Laws............................................27
     4.12     Permits.........................................................27
     4.13     Insurance.......................................................27
     4.14     Contracts.......................................................27
     4.15     Properties......................................................28
     4.16     Employees and Independent Contractors...........................29
     4.17     Employee Benefit Plans..........................................29
     4.18     Taxes...........................................................30
     4.19     Environmental Matters...........................................30
     4.20     Patents and Other Proprietary Rights............................31
     4.21     Year 2000.......................................................32
     4.22     Brokers.........................................................32
     4.23     No Other Representations........................................32
     4.24     Certain Interests...............................................32
     4.25     Reorganization..................................................33

ARTICLE V.    COVENANTS OF CENTILLION AND CTI GROUP...........................34
     5.1      Reasonable Best Efforts.........................................34
     5.2      Consents........................................................34
     5.3      Public Announcements............................................34
     5.4      Notification of Certain Matters.................................34
     5.5      Access to Information...........................................35
     5.6      Preparation of the Form S-4 and the Proxy Statement/Prospectus;
              Stockholders Meetings...........................................35
     5.7      Additional Covenants of Centillion..............................36
     5.8      Additional Covenants of CTI Group...............................38
     5.9      Indemnification, Exculpation and Insurance......................40
     5.10     No Solicitation by CTI Group....................................41
     5.11     Employee Stock Option and Benefit Plans.........................43

ARTICLE VI.   CONDITIONS TO THE MERGER........................................44
     6.1      Conditions......................................................44
     6.2      Additional Conditions to Obligations of CTI Group...............44
     6.3      Additional Conditions to Obligations of Centillion..............46

ARTICLE VII. TERMINATION......................................................48
     7.1      Termination.....................................................48
     7.2      Effect of Termination...........................................49
     7.3      Fees and Expenses...............................................49

ARTICLE VIII. INDEMNIFICATION.................................................50
     8.1      Indemnification.................................................50
     8.2      Conditions of Indemnification...................................50
     8.3      Remedies........................................................51

ARTICLE IX.   MISCELLANEOUS...................................................52
     9.1      Notices.........................................................52
     9.2      Survival of Representations and Warranties and Agreements.......53
     9.3      Amendment.......................................................53
     9.4      Extension; Waiver...............................................53
     9.5      Successors and Assigns..........................................53
     9.6      Governing Law...................................................53

     9.7      Jurisdiction....................................................53
     9.8      Counterparts; Effectiveness.....................................54
     9.9      Entire Agreement; No Third-Party Beneficiaries..................54
     9.10     Headings........................................................54
     9.11     Schedules.......................................................54
     9.12     Waiver of Jury Trial............................................54
     9.13     Severability....................................................54
     9.14     Disclosure Schedules............................................54


EXHIBITS

         EXHIBIT A         SURVIVING CORPORATION - ARTICLES OF INCORPORATION
                           CAPITAL STOCK PROVISIONS

         EXHIBIT B         SURVIVING CORPORATION BYLAWS

         EXHIBIT C         DIRECTORS AND EXECUTIVE EMPLOYMENT

         EXHIBIT D         SHAREHOLDER LLC PROMISSORY NOTE

         EXHIBIT E         ANTHONY JOHNS EMPLOYMENT AGREEMENT

         EXHIBIT F         FORM OF PROMISSORY NOTE

         EXHIBIT G         DIVESTED CENTILLION SUBSIDIARIES

                             INDEX OF DEFINED TERMS

Term                                                                     Section
----                                                                     -------
Additional Stock Rights .....................................................1.5
Affiliate ..................................................................1.14
Average Market Price ........................................................1.9
Billing Business ...........................................................4.25
Business Day ...............................................................5.10
Centillion Capital Stock  ...................................................1.5
Centillion Dissenting Shares  ..............................................1.13
Centillion Disclosure Schedule .......................................Article IV
Centillion Financial Statements .............................................4.7
Centillion Required Vote  ...................................................4.2
Centillion Stockholders  ...................................................1.14
Centillion Stockholders Meeting .............................................5.6
Certificate .................................................................1.5
Change in Law................................................................6.3
Class A Common Stock  .......................................................1.5
Class B Common Stock ........................................................1.5
Closing .....................................................................1.2
Closing Date ................................................................1.2
Code ...................................................................Preamble
Confidentiality Agreement ...................................................5.5
Contingent Stock Warrant  ...................................................1.5
CTI Group Acquisition Agreement  ...........................................5.10
CTI Group Applicable Period ................................................5.10
CTI Group Capital Stock  ....................................................1.5
CTI Group Competing Proposal  ..............................................5.10
CTI Group Disclosure Schedule  ......................................Article III
CTI Group Dissenting Shares ................................................1.13
CTI Group Required Vote  ....................................................3.2
CTI Group Shareholders Meeting  .............................................5.6
CTI Group Superior Proposal  ...............................................5.10
Covered Disposition .................................................Exhibit "A"
Delaware Certificate of Merger ..............................................1.3
DGCL  .......................................................................1.1
Dissenting Shares ..........................................................1.13
Effective Time ..............................................................1.3
Employee Plan ..............................................................3.17
Environmental Law ..........................................................3.19
ERISA ......................................................................3.17
Escrow Conversion Ratio . ..................................................1.14
Escrow Distribution Date  ..................................................1.14

Term                                                                     Section
----                                                                     -------
Escrowed Stock ..............................................................1.5
Exchange Act ................................................................3.3
Exchange Agent ..............................................................1.6
Form S-4  ...................................................................5.6
GAAP  .......................................................................3.8
Governmental Entity .........................................................3.3
Hazardous Substance ........................................................3.19
IBCL  .......................................................................1.1
Indiana Articles of Merger ..................................................1.3
Intellectual Property  .....................................................3.20
Lien ........................................................................3.4
LLC  ........................................................................6.2
Material Adverse Effect .....................................................3.1
Merger .................................................................Preamble
Merger Consideration ........................................................1.5
Other Filings ...............................................................3.7
Person .....................................................................1.10
Proxy Statement/Prospectus ..................................................5.6
SEC Reports .................................................................3.7
Shareholder Promissory Note ................................................1.15
Specified Contracts  .......................................................3.14
Subsidiary ..................................................................3.1
Subsidiary Securities .......................................................3.6
Surviving Corporation .......................................................1.1
Target Revenue  ............................................................1.14
Taxes ......................................................................3.18
Termination Date  ...........................................................7.1
Tracked Assets  .............................................................6.2
Violation ...................................................................3.4

AGREEMENT AND PLAN OF MERGER, dated as of February___, 2000 (this
"Agreement"), between CTI GROUP (HOLDINGS) INC., a Delaware corporation ("CTI Group"), and CENTILLION DATA SYSTEMS, INC., an Indiana corporation ("Centillion").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, the respective Boards of Directors of CTI Group and Centillion have each determined that the merger of Centillion with and into CTI Group (the "Merger") is in the best interests of their respective stockholders, such Boards of Directors have adopted resolutions approving the Merger and recommending that their respective stockholders adopt and approve this Agreement, and the Board of Directors of Centillion has also determined that the terms of the Merger are fair to holders of the issued and outstanding shares of capital stock of Centillion, upon the terms and subject to the conditions set forth in this Agreement, pursuant to which each share of capital stock of Centillion issued and outstanding immediately prior to the Effective Time, other than shares owned or held by CTI Group or Centillion and other than Dissenting Shares, will be converted into the right to receive the applicable Merger Consideration as set forth in Section 1.5;

         WHEREAS, CTI Group and Centillion desire to make certain representations, warranties, covenants and agreements in connection with the transactions contemplated hereby and also to prescribe various conditions to the transactions contemplated hereby; and

         WHEREAS, CTI Group and Centillion intend, by approving resolutions authorizing this Agreement, to adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder.

         NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein and intending to be legally bound hereby, the parties hereto agree as follows:

                                    ARTICLE I
                                   THE MERGER

1.1 The Merger. Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the Delaware General Corporation Law (the "DGCL") and the Indiana Business Corporation Law (the "IBCL"), Centillion shall be merged with and into CTI Group at the Effective Time. Following the Merger, the separate corporate existence of Centillion shall cease and CTI Group shall continue as the surviving corporation (the "Surviving Corporation").

1.2 Closing. The closing of the Merger (the "Closing") will take place at 10:00 a.m., Eastern Standard time, on the second Business Day after the satisfaction or (subject to applicable law) waiver of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Closing Date) set forth in
Article VI (the "Closing Date"), unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Blank Rome Comisky & McCauley LLP, One Logan Square, Philadelphia, Pennsylvania 19103, unless another place is agreed to in writing by the parties hereto.

1.3 Effective Time. As soon as practicable following the Closing, the parties shall:

         (a) (i) file a certificate of merger (the "Delaware Certificate of Merger") in such form as is required by and executed in accordance with the relevant provisions of the DGCL and (ii) make all other filings or recordings required under the DGCL; and

         (b) (i) file articles of merger (the "Indiana Articles of Merger") in such form as is required by and executed in accordance with the relevant provisions of the IBCL and (ii) make all other filings or recordings required under the IBCL. The Merger shall become effective upon the later to occur of the filing of (i) the Delaware Certificate of Merger with the Delaware Secretary of State and (ii) the Indiana Articles of Merger with the Indiana Secretary of State, or at such subsequent time as CTI Group and Centillion shall agree and set forth in the Delaware Certificate of Merger and the Indiana Articles of Merger (the date and time the Merger becomes effective being the "Effective Time").

1.4 Effects of the Merger. At and after the Effective Time, the Merger will have the effects set forth in the DGCL and the IBCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of Centillion shall be vested in the Surviving Corporation, and all debts, liabilities and duties of Centillion shall become the debts, liabilities and duties of the Surviving Corporation.

1.5 Effect on Capital Stock.

         (a) As contemplated in Section 2.1, at the Effective Time, the certificate of incorporation of CTI Group will be amended to provide for the following classes of capital stock of CTI Group:

                  (i) Class A Common Stock; par value $0.01 per share; 46,500,000 shares ("Class A Common Stock"); and

                  (ii) Class B Common Stock; par value $0.01 per share; 3,500,000 shares ("Class B Common Stock").

The foregoing classes of capital stock, including the capital stock of CTI Group outstanding (and included in the Class A Common Stock as of the date hereof) are herein collectively referred to as "CTI Group Capital Stock".

         (b) At the Effective Time by virtue of the Merger and without any action on the part of the holders thereof (in each of the following cases other than such shares owned or held by CTI Group or Centillion, which shall automatically be retired and shall cease to exist, and no consideration shall be delivered in exchange therefor, and other than Dissenting Shares):

                  (i) Except to the extent that subparagraph (b)(ii) below applies, the shares of capital stock of Centillion issued and outstanding immediately prior to the Effective Time (the "Centillion Capital Stock"), shall be converted into the following (the "Merger Consideration") pro rata, on a per share equivalent basis:

                           (A) 12,295,838 shares of Class A Common Stock, of
which 9,080,738 shares shall be distributed at Closing, and 3,215,100 shares (the "Escrowed Stock") shall be delivered at Closing into the escrow established in Section 1.14 hereof for the benefit of the holders of Centillion Capital Stock, to be held, distributed and/or canceled in accordance with the terms of such escrow.

                           (B) 3,500,000 of Class B Common Stock.

                           (C) The right to receive additional shares of Class A
Common Stock on the terms and conditions set forth in Section 1.15 hereof (the "Additional Stock Rights").

                           (D) The right to purchase some or all of the Escrowed
Stock under Section 1.14(d).

                  (ii) Centillion shall have the option to have the Merger Consideration to be as set forth below instead of as set forth in 1.5(b)(i) above. The option shall be exercised by Centillion having, at the Effective Time, the balance sheet of Centillion reflecting cash of not less than $8,000,000 in lieu of the $6,500,000 provided for in Section 6.2(d). In such event, the Centillion Capital Stock shall be converted pro rata, on a per share equivalent basis as follows:

                           (A) 12,962,504 shares of Class A Common Stock, of
which 9,747,404 shares shall be distributed at Closing, and 3,215,100 of Escrowed Stock shall be delivered at Closing into the escrow established in
Section 1.14 hereof for the benefit of the holders of

Centillion Capital Stock, to be held, distributed and/or canceled in accordance with the terms of such escrow.

                           (B) 2,833,334 of Class B Common Stock.

                           (C) The right to receive Additional Stock Rights on
the terms and conditions set forth in Section 1.15 hereof.

                           (D) The right to purchase some or all of the Escrowed
Stock under Section 1.14(d).

         (c) As a result of the Merger and without any action on the part of the holders thereof, at the Effective Time, all shares of Centillion Capital Stock shall cease to be outstanding and shall be canceled and retired and shall cease to exist, and each holder of a certificate which immediately prior to the Effective Time represented any such shares of Centillion Capital Stock (a "Certificate") shall thereafter cease to have any rights with respect to such shares of Centillion Capital Stock, except the right to receive the applicable Merger Consideration and any cash in lieu of fractional shares of applicable CTI Group Capital Stock to be issued in consideration therefor and any dividends or other distributions to which holders of Centillion Capital Stock become entitled all in accordance with this Article I upon the surrender of such certificate.

         (d) Each share of Centillion Capital Stock issued and owned or held by CTI Group or Centillion at the Effective Time shall, by virtue of the Merger, cease to be outstanding and shall be canceled and retired and no stock of CTI Group or other consideration shall be delivered in exchange therefor.

         (e) The Surviving Corporation shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Centillion Capital Stock such amounts as it is required to deduct and withhold with respect to the making of such payment under the Code and the rules and regulations promulgated thereunder, or any provision of state, local or foreign tax law. To the extent that amounts are so withheld by the Surviving Corporation such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the holder of the shares of Centillion Capital Stock in respect of which such deduction and withholding was made by the Surviving Corporation.

1.6 Exchange Agent. Prior to the Effective Time, CTI Group shall appoint American Stock Transfer or another commercial bank or trust company reasonably satisfactory to Centillion to act as exchange agent hereunder for the purpose of exchanging Certificates for the applicable Merger Consideration (the "Exchange Agent"). At or prior to the Effective Time, CTI Group shall deposit with the Exchange Agent, in trust for the benefit of holders of shares of Centillion Capital Stock, certificates representing the applicable CTI Group Capital Stock issuable pursuant to Section 1.5 in exchange for outstanding shares of Centillion Capital Stock in the Merger. CTI

Group agrees to make available to the Exchange Agent from time to time as needed, cash sufficient to pay cash in lieu of fractional shares pursuant to
Section 1.9.

1.7 Exchange Procedures. As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of a Certificate (i) a letter of transmittal which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and which letter shall be in such form and have such other provisions as CTI Group may reasonably specify and (ii) instructions for effecting the surrender of such Certificates in exchange for the applicable Merger Consideration. Upon surrender of a Certificate to the Exchange Agent together with such letter of transmittal, duly executed and completed in accordance with the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor (A) one or more shares of applicable CTI Group Capital Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 1.5, and (B) a check in the amount equal to the cash that such holder has the right to receive in lieu of any fractional shares of applicable CTI Group Capital Stock pursuant to Section 1.9 and in each case the Certificate so surrendered shall forthwith be canceled. No interest will be paid or will accrue on any cash so payable.

1.8 Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made with respect to shares of CTI Group Capital Stock with a record date after the Effective Time shall be paid to the holder of any un-surrendered Certificate with respect to the shares of CTI Group Capital Stock that such holder would be entitled to receive upon surrender of such Certificate and no cash payment in lieu of fractional shares of CTI Group Capital Stock shall be paid to any such holder until such holder shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to such holder of shares of CTI Group Capital Stock issuable in exchange therefor, without interest, promptly after the time of such surrender, the amount of any cash payable in lieu of fractional shares of CTI Group Capital Stock to which such holder is entitled pursuant to
Section 1.9 and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of CTI Group Capital Stock.

1.9 No Fractional Shares of CTI Group Capital Stock.

         (a) No certificates or scrip or shares of CTI Group Capital Stock representing fractional shares of CTI Group Capital Stock shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a shareholder of CTI Group or a holder of shares of CTI Group Capital Stock.

         (b) Notwithstanding any other provision of this Agreement, each holder of shares of Centillion Capital Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of applicable CTI Group Capital Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of applicable CTI Group Capital Stock multiplied by
(ii) the per share Average Market Price (as hereinafter defined) for Class A Common Stock or $1.50 per share for Class B Common Stock. The fractional share interests of CTI Group Capital Stock will be aggregated, and no recordholder of Centillion Capital Stock will receive cash in an amount equal to or greater than the value of one full share of CTI Group Capital Stock determined as of the Effective Time.

         (c) For purposes of this Agreement, the "Average Market Price" of the Class A Common Stock at any date shall mean the average of the daily last reported sale price per share of the Class A Common Stock on the NASDAQ National Market System (or if such stock is then listed on the New York Stock Exchange, on such Exchange) during the most recent twenty (20) consecutive full Business Days before such date, provided that if there was no reported sale on any such day or days, there shall be substituted the average of the closing bid and asked quotations on that Market or Exchange on that day or days, and provided further that, if the Class A Common Stock is not listed on that Market or Exchange on any such day or days, there shall be substituted the comparable sale price or average of bid and asked quotations on the principal national securities exchange on which such Class A Common Stock is so listed, or if not so listed on any national securities exchange, the average of the highest bid and the lowest asked quotations in the over-the-counter market that day or days.

1.10 No Liability. None of Centillion, CTI Group or the Exchange Agent shall be liable to any Person (as defined below) in respect of any Merger Consideration, any dividends or distributions with respect thereto or any cash in lieu of fractional shares of applicable CTI Group Capital Stock, in each case delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. For purposes of this Agreement, "Person" shall mean any individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof. If any Certificate shall not have been surrendered prior to eight (8) years after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration, any dividends or distributions payable to the holder of such Certificate or any cash payable in lieu of fractional shares of CTI Group Capital Stock pursuant to this Article I, would otherwise escheat to or become the property of any Governmental Entity(as defined below)), any such Merger Consideration, dividends or distributions in respect thereof or such cash shall, to the extent permitted by applicable law, be delivered to CTI Group, upon demand, and any holders of Centillion Capital Stock who have not theretofore complied with the provisions of this Article I shall thereafter look only to CTI Group for satisfaction of their claims for such Merger Consideration, dividends or distributions in respect thereof or such cash.

1.11 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person, in a form and substance satisfactory to CTI Group and containing an appropriate indemnity against claims, claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such

Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the shares of Centillion Capital Stock formerly represented thereby, any cash in lieu of fractional shares of CTI Group Capital Stock, and unpaid dividends and distributions on shares of CTI Group Capital Stock deliverable in respect thereof, pursuant to this Agreement.

1.12 Stock Transfer Books. At the close of business, Eastern Standard Time, on the day the Effective Time occurs, the stock transfer books of Centillion shall be closed and there shall be no further registration of transfers of shares of Centillion Capital Stock thereafter on the records of Centillion. From and after the Effective Time, the holders of Certificates shall cease to have any rights with respect to such shares of Centillion Capital Stock formerly represented thereby, except as otherwise provided herein or by law.

1.13 Dissenting Shares.

         (a) Notwithstanding anything in this Agreement to the contrary and unless provided for by applicable law, shares of Centillion Capital Stock that are issued and outstanding immediately prior to the Effective Time and that are owned by stockholders who have properly perfected their rights of appraisal within the meaning of Sections 23-1-44-1 et seq. of the IBCL (the "Centillion Dissenting Shares") shall not be converted into the right to receive the Merger Consideration unless and until such stockholders shall have failed to perfect their right of payment under applicable law, but, instead, the holders thereof shall be entitled to payment of the fair value of such Centillion Dissenting Shares in accordance with the IBCL. If any such holder shall have failed to perfect or shall have effectively withdrawn or lost such right of appraisal, each share of such Centillion Capital Stock held by such stockholder shall thereupon be deemed to have been converted into the right to receive and become exchangeable for, at the Effective Time, the applicable Merger Consideration, in the manner provided for in Section 1.5(b). Centillion shall give CTI Group prompt notice of any notice or demand filed pursuant to Sections 23-1-44-1 et seq. of the IBCL received by Centillion, withdrawals of such notice or demand and any other instruments served in connection therewith pursuant to the IBCL and received by Centillion. Centillion shall not, except with the prior written consent of CTI Group, (x) make any payment with respect to any such objection,
(y) offer to settle or settle any such objection or (z) waive any failure to timely deliver a written objection in accordance with the IBCL.

         (b) Notwithstanding anything in this Agreement to the contrary and unless provided for by applicable law, holders of shares of CTI Group Capital Stock that are issued and outstanding immediately prior to the Effective Time and that are owned by stockholders who have properly perfected their rights of appraisal within the meaning of Section 262 of the DGCL (the "CTI Group Dissenting Shares") shall be entitled to payment of the fair value of such CTI Group Dissenting Shares determined in accordance with Section 262 of the DGCL. If any such stockholder shall have failed to perfect or shall have effectively withdrawn or lost such right of appraisal, each such share of CTI Group Capital Stock held by such stockholder shall thereupon be deemed to remain issued and outstanding and unchanged as a validly issued, fully paid and non-assessable share of capital stock of the Surviving Corporation. CTI Group shall give Centillion prompt notice of CTI Group's receipt of any notice or demand for appraisal or payment pursuant to
Section 262 of the DGCL, withdrawals thereof and any other instruments served in connection therewith pursuant to the DGCL and received by CTI Group. CTI Group shall not, except with the prior written consent of Centillion, (x) make any payment with respect to such objection, (y) settle or offer to settle any such objection or (z) waive any failure to timely deliver a written objection in accordance with the DGCL.

1.14 Escrow. The Escrowed Stock shall be delivered to the holders of Centillion Capital Stock who received Class A Common Stock in the Merger (the "Centillion Stockholders"), in the manner set forth below on (or within thirty (30) days following) the Escrow Distribution Date.

         (a) If the Target Revenue is equal to or greater than $12 million, then, all of the Escrowed Stock shall be delivered by the Escrow Agent to the Centillion Stockholders who received Class A Common Stock under Section 1.5(b)(i), on the same per share basis; and

         (b) If the Target Revenue is less than $12 million, then, only such number of shares of the Escrowed Stock (rounded down to the nearest whole number) as is equal to the number of shares of Escrowed Stock originally delivered into escrow, multiplied by the Escrow Conversion Ratio shall be distributed; and any shares of the Escrowed Stock which are not so distributed, after giving effect to the provisions of Subsection (d) below, shall be canceled and/or returned to treasury. For purposes of this provision the "Escrow Conversion Ratio" shall be the fraction obtained by subtracting from 1.000, the number determined by dividing: (A) the result obtained by subtracting the amount of Target Revenue from $12 million; by (B) $12 million.

         (c) For purposes of this provision, the term "Target Revenue" shall mean the sum of the gross revenues received by CTI Group during, and properly attributable thereto under GAAP (as hereinafter defined), the period beginning on September 20, 2000 and ending on the third anniversary following such date (such third anniversary being the "Escrow Distribution Date"), from (i) a contract with Sprint Communications Company, L.P. dated August 8, 1997 or any successor or affiliate of such company and (ii) revenues, other than the proceeds of any settlements or judgments, received from parties which are either defendants in any patent infringement action relating to U.S. Patent No. 5287270 or U.S. Patent No. 5325290 or who have been or may be sent letters in the future indicating that CTI Group believes are infringing such patents. Section 4.20(d) of Centillion's Disclosure Schedule contains a list of defendants or parties that have been notified that Centillion believes may be infringing on such patents.

         (d) No fractional shares or scrip representing fractional shares of the Escrowed Stock shall be issued pursuant to this Section 1.14; provided, however, that if as the result of the operation of Subsection (b) above, a recipient of Merger Consideration under Section 1.5 is to receive a number of shares of Escrowed Stock which is less than the number of shares of Escrowed Stock such holder would have received had the distribution been made under Subsection (a) above, then, and in such event, such holder shall have the right (exercisable in whole or in part, but not later than ten (10) days after the date on which the Escrowed Stock was or would have been distributed as the case may be) to purchase from CTI Group (at a per share equivalent purchase price of $1.50 per share) such number of shares (or partial shares) of the Escrowed Stock as will result in such holder receiving, in the aggregate under subsections (b) and (d), the same number of shares of Escrowed Stock as such holder would have received if the distribution of Escrowed Stock had been made under Subsection (a) above.

         (e) An executive committee described in Exhibit "C" shall, by unanimous vote, determine the Escrow Stock to be distributed pursuant to this Section
1.14. Any controversy or claim arising out of or relating to this Section 1.14, shall be settled by a binding arbitration in Philadelphia, Pennsylvania in accordance with the Commercial Arbitration Rules of the American Arbitration Association.


1.15 Additional Stock Rights.

         (a) Subject to Subsection (b) below, on the last day of the fiscal quarter in which payments of any kind are received by CTI Group with respect to the outstanding principal balance of the Promissory Note issued to Centillion attached as Exhibit "D" (the "Shareholder LLC Promissory Note"), the Centillion Stockholders shall be entitled to receive, and CTI Group shall distribute, pro rata on a per share basis, additional shares of Class A Common Stock equal in value to the payment received. The number of additional shares of Class A Common Stock to be so distributed shall be determined by dividing (x) the dollar amount of payment(s) received by CTI Group with respect to the outstanding principal balance of the Shareholder LLC Promissory Note (subject to Subsection (b) below), by (y) an amount equal to eighty-eight percent (88%) of the Average Market Value of a single share of Class A Common Stock on the date of distribution.

         (b) CTI Group shall not be required to distribute additional shares of Class A Common Stock under Subsection (a) above unless and until the aggregate amount of principal payments received equals or exceeds $1,000,000 in a fiscal quarter, with distribution to be made on the last day of such fiscal quarter. For purposes of this Subparagraph (b), if the aggregate payments received in any fiscal quarter do not equal or exceed $1,000,000, then such payments shall be carried over to subsequent quarters until the aggregate amount of payments received equals or exceeds $1,000,000.

         (c) If all or any portion of the Shareholder LLC Promissory Note remains outstanding more than five (5) years after the Effective Time, the value of the Shareholder LLC Promissory Note at such time (after giving effect to payments already made with respect to the Shareholder LLC Promissory Note and the Class A Common Stock issued in connection therewith under

Subsection (a) above) shall be determined by appraisal in accordance with
Section 3(d) of the Articles of Incorporation attached hereto as Exhibit "A", and the appraised value of the Shareholder LLC Promissory Note shall be distributed to the Centillion Stockholders in the form of additional shares of Class A Common Stock, pro rata on a per share basis, with the number of additional shares of Class A Common Stock to be so distributed, determined by dividing (x) the appraised value of the Shareholder LLC Promissory Note, by (y) an amount equal to eighty-eight percent (88%) of the then Average Market Value of a single share of Class A Common Stock on the date of distribution.

                                   ARTICLE II
                            THE SURVIVING CORPORATION

2.1 Certificate of Incorporation. The certificate of incorporation of the CTI Group in effect at the Effective Time shall be amended to read as set forth in Exhibit "A" hereto.

2.2 Bylaws. The bylaws of CTI Group in effect at the Effective Time shall be the bylaws of the Surviving Corporation until amended in accordance with applicable law; provided, however, that at and as of the Effective Time, the bylaws of CTI Group shall be amended to read as set forth in Exhibit "B" hereto.

2.3 Directors. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, the directors of the Surviving Corporation shall be determined in the manner set forth in Exhibit "C" hereto.

2.4 Officers. From and after the Effective Time, until successors are duly elected or appointed and qualified in accordance with applicable law, the officers of the Surviving Corporation shall be determined in the manner set forth in Exhibit "C" hereto.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF CTI GROUP

         CTI Group represents and warrants to Centillion that except as set forth in the Disclosure Statement delivered to Centillion prior to the execution of this Agreement (the "CTI Group Disclosure Schedule"):

3.1 Corporate Existence and Power. CTI Group is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate powers and authority and all governmental licenses, authorizations, permits, consents and approvals required to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not have, individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business assets or results of operations of CTI Group and its Subsidiaries (as defined below), taken as a whole, or upon the ability of CTI Group to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (a "Material Adverse Effect"). CTI Group is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect. CTI Group has heretofore delivered to Centillion complete and correct copies of CTI Group's and each Subsidiary's certificate of incorporation and bylaws or equivalent organizational documents as currently in effect. Such certificate of incorporation, bylaws and equivalent organizational documents are in full force and effect. A true and complete list of all of CTI Group's Subsidiaries, together with the jurisdiction of incorporation of each Subsidiary is set forth in Section 3.1 of the CTI Group Disclosure Schedule. For purposes of this Agreement, a "subsidiary" of any Person means any other Person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are directly or indirectly owned or controlled by such Person, or any Person otherwise consolidated or aggregated in accordance with GAAP, and unless otherwise specified, "Subsidiary" means a subsidiary of CTI Group or Centillion, as the context requires.

3.2 Corporate Authorization. The execution, delivery and performance by CTI Group of this Agreement and the consummation by CTI Group of the transactions contemplated hereby are within CTI Group's corporate powers and except for any required approvals by CTI Group's stockholders in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action. The affirmative vote of the holders of a majority of the outstanding shares (if required by law) is the only vote of the holders of any of CTI Group's capital stock necessary in connection with the consummation of the Merger (the "CTI Group Required Vote"). This Agreement has been duly and validly authorized (assuming receipt of the CTI Group Required Vote), executed and delivered by CTI Group and, assuming the due and valid authorization, execution and delivery of this Agreement by Centillion and receipt of all required approvals by Centillion's stockholders in connection with the consummation of the Merger, constitutes a valid and binding agreement of CTI Group, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally and by equitable principles of general applicability.

3.3 Governmental Authorization. The execution, delivery and performance by CTI Group of this Agreement and the consummation by CTI Group of the Merger and the other transactions contemplated hereby require no consent, waiver, approval, authorization or permit by or from, or action by or in respect of, or filing with, any Governmental Entity (as defined below), other than (i) the filing of a certificate of merger and articles of merger in accordance with the DGCL and the IBCL, respectively, (ii) compliance with any applicable requirements of state takeover laws, (iii) compliance with any applicable requirements of the Securities Exchange Act of 1934 (the "Exchange Act"), and (iv) any action, filing, consent, waiver, approval, authorization or permit that would not in the aggregate prevent or delay consummation of the Merger in any material respect, or otherwise prevent CTI Group from performing its obligations under this Agreement in any material respect or would not in the aggregate have a Material Adverse Effect. For purposes of this Agreement, "Governmental Entity" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, but not limited to, any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States, or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

3.4 Non-contravention. Assuming compliance with the matters referred to in
Section 3.2 and Section 3.3, the execution, delivery and performance by CTI Group of this Agreement and the consummation by CTI Group of the transactions contemplated hereby do not and will not (i) assuming receipt of the approval of stockholders referred to in Section 3.2, contravene or conflict with the certificate of incorporation or bylaws of CTI Group, (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to CTI Group or any Subsidiary, (iii) result in a breach or violation of or constitute a default under (or an event which with the giving of notice or the lapse of time or both would constitute a default under) or give rise to a right of termination, amendment, cancellation or acceleration of any right or obligation of CTI Group or any Subsidiary or to a loss of any benefit to which CTI Group or any Subsidiary is entitled or require any consent, approval or authorization under any provision of any material agreement, contract or other instrument binding upon CTI Group or any Subsidiary or any of their respective assets (including any material license, franchise, permit or other similar authorization held by CTI Group or any Subsidiary) or (iv) result in the creation or imposition of any Lien on any asset of CTI Group or any Subsidiary, except for such contraventions, conflicts or violations referred to in clause (ii) and breaches, violations, defaults, rights of termination, cancellation or acceleration, losses, Liens or other occurrences referred to in clauses (iii) and (iv) (each, a "Violation") that individually or in the aggregate would not reasonably be expected to result in a Material Adverse

Effect. For purposes of this Agreement, "Lien" means, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

3.5 Capitalization. The authorized capital stock of CTI Group consists of 50,000,000 shares of Common Stock. Section 3.5 of the CTI Group's Disclosure Schedule accurately lists all outstanding shares, warrants and options of CTI Group's stock outstanding (including for any options and warrants the identity of the holder, the exercise price and the expiration date) as of the date of this Agreement.

3.6 Subsidiaries.

         (a) Each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all corporate or partnership powers and authority and all governmental licenses, authorizations, permits, consents and approvals required to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals, the absence of which would not have individually or in the aggregate a Material Adverse Effect. Each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for such qualifications the failure of which to obtain would not, individually or in the aggregate, have a Material Adverse Effect.

         (b) All of the outstanding capital stock of, or other ownership interests in, each Subsidiary of CTI Group, is owned by CTI Group, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). There are no outstanding (i) securities of CTI Group or any Subsidiary convertible into or exchangeable for shares of capital stock or other voting securities or ownership interests in any Subsidiary or (ii) options or other rights to acquire from CTI Group or any Subsidiary, and no other obligation of CTI Group or any Subsidiary to issue, any capital stock, voting securities or other ownership interests in, or any securities convertible into or exchangeable for any capital stock, voting securities or ownership interests in, any Subsidiary (the items in clauses 3.6(b)(i) and 3.6(b)(ii) being referred to collectively as the "Subsidiary Securities"). There are no outstanding obligations of CTI Group or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

3.7 SEC Filings; Financial Statements.

         (a)      SEC Filings:

                  (i) CTI Group has filed with the SEC all forms, reports, definitive proxy statements, schedules and registration statements (the "SEC Reports") required to be filed with the SEC since October 25, 1999;

                  (ii) As of their respective filing dates, none of the SEC Reports as amended or supplemented contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading;

                  (iii) The SEC Reports when filed complied in all material respects with applicable substantive requirements of the Exchange Act;

                  (iv) None of the information (i) supplied by CTI Group in writing specifically for inclusion or incorporation by reference in the Proxy Statement (ii) in any document to be filed with the SEC in connection with the transactions contemplated by this Agreement (the "Other Filings") or (iii) provided to Centillion in connection with or in contemplation of the transactions set forth in this Agreement will, at the respective times filed with the SEC or at the Effective Time, respectively, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; and

                  (v) Each document required to be filed by CTI Group with the SEC or required to be distributed or otherwise disseminated to CTI Group's stockholders in connection with the transactions contemplated by this Agreement, when filed, distributed or disseminated, as applicable, will comply as to form in all material respects with the applicable requirements of the Exchange Act.

         (b) Except as set forth in Section 3.7 of the CTI Group Disclosure Schedule, the audited consolidated financial statements of CTI Group dated March 31, 1999 and unaudited consolidated interim financial statements of CTI Group included in the SEC Reports filed prior to and including October 25, 1999 fairly present, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto or in the case of unaudited interim financial statements as permitted by Form 10-Q of the SEC), the consolidated financial position of CTI Group and its consolidated Subsidiaries as of the dates thereof and its consolidated statements of operations, stockholders' equity and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements). Notwithstanding any provision contained herein, no representation is made in this Agreement with respect to any financial statement contained in an SEC Report that has been restated or amended in a subsequent SEC Report.

3.8 No Undisclosed Material Liabilities. Except as set forth in Section 3.8 of CTI Group's Disclosure Schedule and as disclosed in the SEC Reports, or to the extent the existence of such liability would not have a Material Adverse Effect, neither CTI Group nor any of its Subsidiaries has any liabilities of the type that are required to be disclosed in financial statements, including the notes thereto, prepared in accordance with generally accepted accounting principles ("GAAP") which are, either individually or in the aggregate, material to the business, operations or financial condition of CTI Group and its subsidiaries taken as a whole, except liabilities adequately provided for or referred to in CTI Group's balance sheet and the related notes attached thereto as of September 30, 1999.

3.9 Absence of Certain Changes. Since September 30, 1999, the business of CTI Group and its Subsidiaries has been conducted in the ordinary course consistent with past practices and, except as disclosed in the SEC Reports or in the CTI Group Disclosure Schedule, there has not been:

         (a) any change, event or development having, or that could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on CTI Group;

         (b) any amendments or changes in the Certificate of Incorporation or bylaws of CTI Group;

         (c) any damage to, destruction or loss of any assets of CTI Group (whether or not covered by insurance) that would have a Material Adverse Effect;

         (d) any change by CTI Group in its accounting methods, principles or practices;

         (e) any revaluation by CTI Group of any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business;

         (f) any sale of a material amount of assets of CTI Group, except for the sale of inventory in the ordinary course of business;

         (g) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of CTI Group or any redemption, purchase or other acquisition of any of its securities;

         (h) any entry by CTI Group into any commitment or transaction material to CTI Group, including, without limitation, any long-term supply agreements or partnership, joint venture or other similar arrangements;

         (i) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, profit sharing, stock option (including without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any increase in the compensation payable to any officers or key employees of CTI Group except in the ordinary course of business consistent with past practice;

         (j) any issuance, delivery, or sale of, or authorization of the issuance, delivery or sale of, any share of capital stock or any option or rights with respect thereto, other than the issuance of common stock pursuant to Plans outstanding on the date of this Agreement, or modification or amendment of any right of any holder of outstanding shares of capital stock or Options with respect thereto; or

         (k) any incurring of (which shall be deemed to include entering into credit agreements, lines of credit or similar arrangements until borrowings are made under such arrangements) any indebtedness for borrowed money or guarantee of any such indebtedness other than in the ordinary course of business consistent with past practice.

3.10 Litigation. Except as set forth in CTI Group's SEC Reports filed prior to the date hereof or in Section 3.10 of CTI Group's Disclosure Schedule, as of the date hereof there is no action, suit investigation or proceeding pending, or to the knowledge of CTI Group, threatened, against CTI Group or any of its Subsidiaries, or any of their respective properties, before any court, arbitrator or other Governmental Entity which would reasonably be expected to have individually or in the aggregate a Material Adverse Effect.

3.11 Compliance with Applicable Laws. CTI Group and its Subsidiaries are in substantial compliance with all laws, regulations and orders of any Governmental Entity applicable to it or such Subsidiaries, except for such failures so to comply which would not have a Material Adverse Effect.

3.12 Permits. CTI Group and its Subsidiaries hold all material licenses, permits and other authorizations issued by Governmental Entities for the operation of their respective businesses, except those licenses, permits and authorizations the absence of which would not have a Material Adverse Effect.

3.13 Insurance. Schedule 3.13 is an accurate and complete list and description of all Insurance Policies currently owned or maintained by CTI Group and its Subsidiaries (except Insurance Policies that constitute Employee Benefit Plans) in connection with or for the benefit of its business and all liability and errors and omissions Insurance Policies owned or maintained by it or any of its predecessors at any time during the five (5) years prior to the date of this Agreement. Except as described in Schedule 3.13, all such Insurance Policies are or were on an "occurrence" rather than a "claims made" basis. CTI Group has not received notice of cancellation with respect to any such current Insurance Policy, and there is no basis for the insurer thereunder to terminate any such current Insurance Policy. Each such Insurance Policy is or was in full force and effect during the period(s) of coverage indicated on Schedule 3.13. Except as described on Schedule 3.13, there are no claims that are pending under any of the Insurance Policies described on Schedule 3.13.

3.14 Contracts.

         (a) Schedule 3.14 is an accurate and complete list of all of the following types of Contracts to which CTI Group is a party or by which CTI Group is bound (collectively, the "Specified Contracts"), grouped into the following categories and, where applicable, subdivided by product line: (a) each customer Contract that is in excess of $25,000 and to the extent that the total number of such Contracts is less than 20, then the 20 largest Contracts; (b) each supplier Contract, each Contract for the purchase, lease or maintenance of computer equipment and other equipment and each Contract for the purchase, license, lease or maintenance of software under which CTI Group is the purchaser, licensee, lessee or user that is in excess of $25,000 and to the extent that the total number of such Contracts over $25,000 is less than 20, then the 20 largest Contracts; (c) Contracts for the purchase or lease of Real Property or otherwise concerning Real Property owned or used by CTI Group including a description of the Real Property; (d) loan agreements, mortgages, notes, guarantees and other financing Contracts; (e) employment, consulting and sales representative Contracts other than those for "at will" employment; (f) Contracts under which any rights in or ownership of CTI Group's business, any predecessor thereof, or any part of the customer base or business of CTI Group's business was acquired;
(g) other Contracts (excluding Contracts which constitute Insurance Policies listed on Schedule 3.13, excluding this Agreement and all other Contracts entered into between CTI Group and Centillion, or among CTI Group, Centillion and other parties in connection herewith); and (h) each Contract listed as an exhibit to CTI Group's 10-KSB or any SEC Report filed thereafter. A description of each oral Specified Contract is included on Schedule 3.14, and copies of each written Specified Contract have been delivered to Centillion. Except as described in Schedule 3.14, with respect to each of the Specified Contracts, neither the CTI Group nor any of its Subsidiaries nor, to the knowledge of CTI Group, any other party thereto, is in breach, default or violation of any term, condition or provision of any Specified Contract, except for any breaches, defaults or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in Schedule 3.14, neither CTI Group nor any of its Subsidiaries has given or received any notice of default or notice of termination with respect to any Specified Contract where such default would result in a Material Adverse Effect.

         (b) Each Specified Contract is a valid, binding and enforceable obligation of CTI Group or its Subsidiary, as the case may be, and, to the knowledge of CTI Group, of each party thereto, and is in full force and effect, except where the failure to be valid, binding and enforceable and in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.


3.15 Properties.

         (a) Except as set forth in Section 3.15 of CTI Group's Disclosure Schedule, CTI Group and its Subsidiaries have good and marketable title, or valid leasehold rights in the case of leased property, to all real property and all personal property purported to be owned or leased by them, free and clear of all liens, security interests, claims, encumbrances and charges, excluding (i) immaterial liens for fees, taxes, levies, imposts, duties or governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, (ii) immaterial liens for mechanics, materialmen, laborers, employees, suppliers or other liens arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings, (iii) purchase money liens on office, computer and related equipment and supplies incurred in the ordinary course of business, and (iv) liens or defects in title on leasehold rights. All buildings, and all fixtures, equipment and other property and assets held under leases or sub-leases by CTI Group or any of its Subsidiaries are held under valid instruments enforceable in accordance with their respective terms against CTI Group and, to CTI Group's knowledge, against the other parties thereto. The tangible personal property of CTI Group has no material defects and is in good operating condition and repair (ordinary wear and tear excepted) and is adequate for its current uses. None of such tangible personal property is in need of maintenance or repairs except for ordinary routine maintenance and repairs that are not material in nature or cost.

         (b) Except as set forth in Section 3.15 of CTI Group's Disclosure Schedule, Consummation of the Merger will not result in any breach of or constitute a default (or an event with which notice or lapse of time or both would constitute a default) under, or give to others any rights of termination or cancellation or, or require the consent of others under, any lease in which CTI Group or any of its Subsidiaries is a lessee.

3.16 Employees and Independent Contractors. Schedule 3.16 is a list of all of CTI Group's employees and (a) their titles or responsibilities; (b) their current salaries or wages; (c) their last compensation changes and the dates on which such changes were made; (d) any specific bonus, commission or incentive plans or agreements for or with them; and (e) any outstanding loans or advances made to them. CTI Group has delivered to Centillion an accurate and complete list of all bonuses, commissions and incentives paid to the employees listed on
Schedule 3.16 at any time during the past twelve months. Schedule 3.16 includes a list of all sales representatives and independent contractors engaged in CTI Group's business, their payment arrangements, and a brief description of their jobs or projects currently in progress. CTI Group is in substantial compliance with all Laws respecting employment practices, except where such non-compliance will not result in a Material Adverse Effect. CTI Group has never been a party to or bound by any union or collective bargaining Contract, nor is any such Contract currently in effect or being negotiated by or on behalf of CTI Group. CTI Group has not experienced any labor problem that was or would have a Material Adverse Effect on CTI Group's business. CTI Group's relations with its employees are currently on a good and normal basis, and no employee of CTI Group, to its actual knowledge, has indicated an intention to terminate his or her employment where such termination shall have a Material Adverse Effect. CTI Group does not have any actual knowledge or belief that the transactions contemplated by this Agreement will adversely affect relations with CTI Group's employees in a manner that would have a Material Adverse Effect.

3.17 Employee Benefit Plans.

         (a) Section 3.17 of the CTI Group Disclosure Schedule identifies each employment, severance or similar contract or arrangement (whether or not written) or any plan, policy, fund, program or contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits) that (i) has been entered into, maintained, administered or contributed to, as the case may be, by CTI Group or any Subsidiary and (ii) covers any employee or former employee (each, an "Employee Plan").

         (b) CTI Group has furnished or made available to Centillion copies of the Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof, together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and the most recent actuarial valuation report prepared in connection with any Employee Plan.

         (c) Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and each trust related thereto has been determined to be exempt from tax pursuant to Section 501(a) of the Code, and CTI Group is not aware of any event that has occurred since the date of such determinations that would adversely affect such qualification or tax exempt status. CTI Group has provided Centillion with the most recent determination letter of the Internal Revenue Service relating to each such Employee Plan. Each Employee Plan has been maintained in compliance in all material respects with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including but not limited to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code.

         (d) No Employee Plan is a multi-employer plan as defined in Section 3(37) of ERISA or is a plan subject to Title IV of ERISA.

         (e) Neither CTI Group nor any Subsidiaries has any current or projected liability in respect of post-employment or post-retirement health or medical or life insurance benefits for retired, former or current employees of CTI Group, except as required to avoid excise tax under Section 4980B of the Code.

         (f) Except as set forth in Section 3.17 of CTI Group's Disclosure Schedule, there has been no amendment to, written interpretation of or announcement (whether or not written) by CTI Group or any Subsidiary relating to, or change in employee participation or coverage under, any Employee Plan that would increase materially the expense of maintaining such Employee

Plan above the level of the expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.

         (g) Other than as described in Section 3.17 of CTI Group's Disclosure Schedule, no employee or former employee of CTI Group or any Subsidiary will become entitled to any bonus, retirement, severance, job security or similar benefit or an enhancement of such benefit (including acceleration of vesting or exercise of an incentive award) under any Employee Plan as a result of the transactions contemplated hereby.

3.18 Taxes. Each of CTI Group and its Subsidiaries has filed all material Tax returns and reports required to be filed by it and has paid, or established adequate reserves for, all Taxes required to be paid by it. No deficiencies for any Taxes have been proposed, asserted or assessed against CTI Group, and no requests for waivers of the time to assess any such Taxes are pending. As used in this Agreement, "Taxes" shall include all federal, state, local and foreign income, property, sales, excise and other taxes, tariffs or governmental charges of any nature whatsoever.

3.19 Environmental Matters. Except as set forth in Section 3.19 of the CTI Group Disclosure Schedule or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) to CTI Group's knowledge no real property or any part thereof currently or formerly owned or operated by CTI Group or any current or former Subsidiary is contaminated with any Hazardous Substance (as defined herein) to an extent or in a manner or condition which may reasonably be expected to require investigation or remediation under any Environmental Law (as defined herein), (ii) no judicial or administrative action, suit or other proceeding is pending or to the knowledge of CTI Group or its Subsidiaries, threatened relating to or arising out of any Environmental Law, including, but not limited to, claims with respect to off-site disposal, off-site contamination, personal injury, property damage or natural resources damages, (iii) CTI Group and its Subsidiaries have not received in writing any claims, orders, citations, demands, requests for information or other notices alleging or concerning liability or assessing a penalty under any Environmental Law; and neither CTI Group nor any Subsidiary nor any of their operations is or has been in violation of or has any liability under an applicable Environmental Law and no condition or event has occurred with respect to CTI Group or any Subsidiary that would constitute a violation of or create liability under such Environmental Law, whether accrued, contingent, absolute, determined, determinable or otherwise, except for any condition(s) or violation(s) that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (iv) no expenditures by CTI Group or its Subsidiaries to maintain or achieve compliance with applicable Environmental Laws during the three (3) year period following the date hereof are anticipated except where such expenditures, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. "Environmental Law" means any applicable federal, state or local law, including common law, regulation, permit, license, certificate or other authorization, agreement, standard, directive, order, decree, judicial opinion or any other enforceable governmental authority requirement relating to noise, odor, Hazardous Substances, public and worker health and safety or the protection of the environment. "Hazardous Substance" means any toxic, hazardous or dangerous material, substance, chemical, waste, pollutant or contaminant, including, but not limited to petroleum and petroleum containing products, asbestos containing materials, PCBs and radioactive substances that is regulated by or under authority of any Environmental Law.

3.20 Patents and Other Proprietary Rights.

         (a) CTI Group and its Subsidiaries have not granted or promised to grant any exclusive licenses, or any material non-exclusive licenses other than those that have been previously granted or as may be granted in the normal course of business or granted as a result of any patent litigation, or covenants not to sue thereunder to any third party in respect of any Intellectual Property (as defined below) used in or necessary for the conduct of its business as currently conducted or as proposed to be conducted as reflected in CTI Group's existing business plans. The patents owned by CTI Group and its Subsidiaries are valid and enforceable to the best of CTI Group's and its Subsidiaries knowledge and any patent issuing from patent applications of CTI Group and its Subsidiaries will be valid and enforceable to the best of CTI Group's and its Subsidiaries knowledge for the duration of its term other than any such lack of validity or enforceabililty which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (b) Except as would not have a Material Adverse Effect:

                  (i) To the best of CTI Group's and its Subsidiaries knowledge, CTI Group and each of its Subsidiaries owns, or is licensed to use or to CTI Group's knowledge otherwise possesses the legal right to use (in each case, free and clear of any Liens (other than Liens arising out of payment obligations in respect of such Intellectual Property) in respect of CTI Group's or any of its Subsidiaries' interests therein) all Intellectual Property used in or necessary for the conduct of its business as currently conducted;

                  (ii) to the best of CTI Group's and its Subsidiaries knowledge, the use of any Intellectual Property by CTI Group and its Subsidiaries does not infringe on or otherwise violate the rights of any Person;

                  (iii) to the best of CTI Group's and its Subsidiaries knowledge, no product (or component thereof or process) used, sold or manufactured by CTI Group or any of its Subsidiaries infringes or otherwise violates the Intellectual Property of any other Person; and

                  (iv) to the best of CTI Group's and its Subsidiaries current knowledge, CTI Group or its Subsidiaries does not have any present knowledge of any Person that is challenging, infringing on or otherwise violating any right of CTI Group or any of its Subsidiaries with respect to any Intellectual Property owned by and/or licensed to CTI Group and its Subsidiaries. CTI Group and its Subsidiaries continue to diligently inform themselves of any actions by any other Person.

For purposes of this Agreement "Intellectual Property" shall mean trademarks, service marks, brand names, certification marks, trade dress, assumed names, trade names and other indications of origin, the goodwill associated with the foregoing and registrations in any jurisdiction of, and applications in any jurisdiction to register the foregoing, including any extension, modification or renewal of any such registration or application; inventions, discoveries and ideas, whether patentable or not in any jurisdiction; manufacturing know-how; patents, applications for patents (including, without limitation, divisions, continuations, continuations in part, reissuances, reexaminations, extensions and renewal applications), and any renewals, extensions of reissues thereof, in any jurisdiction; nonpublic information, trade secrets and confidential information and rights in any jurisdiction to limit the use or disclosure thereof by any person; writings and other works, whether copyrightable or not in any jurisdiction; registration or applications for registration of copyrights in any jurisdiction, and any renewals or extensions thereof; or any similar intellectual property or proprietary rights.

         (c) Except as set forth in Section 3.20 of CTI Group's Disclosure Schedule, none of the processes, techniques and formulae, research and development results and other know-how relating to the business of CTI Group and its Subsidiaries, the value of which to CTI Group is contingent upon maintenance of the confidentiality thereof has been disclosed by CTI Group or any affiliate thereof to any Person other than Persons who are bound to hold such information in confidence pursuant to confidentiality agreements or by operation of law, other than any such disclosure which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (d) Section 3.20 of CTI Group's Disclosure Schedule sets forth all CTI Group Intellectual Property used in or necessary for the conduct of its business as currently conducted.

3.21 Year 2000. CTI Group and its Subsidiaries have put into effect practices and programs which CTI Group believes will enable all material software, hardware and equipment (including microprocessors) that are owned or utilized by CTI Group or any of its Subsidiaries in the operations of its or their respective business to be capable, by December 31, 1999, of accounting for all calculations using a century and date sensitive algorithm for the year 2000 and the fact that the year 2000 is a leap year and to otherwise continue to function without any interruption caused by the occurrence of the year 2000, except for those failures that would not reasonably be expected to have a Material Adverse Effect.

3.22 Brokers. Except for Pasco Business Trust, neither CTI Group or any of its Subsidiaries, or any of their respective officers, directors or employees has employed any investment banker, broker, finder or other intermediary or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement for which Centillion or any Subsidiary is or might be liable. The compensation payable to Pasco Business Trust shall not exceed $283,125.14.

3.23 Intentionally left blank

3.24 No Other Representations. Except as specifically set forth in this Article III, CTI Group has not made, and the Centillion has not relied upon, any other representations or warranties, whether express or implied.

3.25 Certain Interests. Except as set forth in Section 3.25 of the CTI Group Disclosure Schedule, neither CTI Group nor any Subsidiary, nor any of their respective officers, directors or affiliates, has (a) any direct or indirect interest (other than the ownership of less than 1% of the outstanding securities of a publicly held company) in any corporation or business that is involved in or competes with CTI Group, or (b) any direct or indirect interest in any property or assets used by, or relating to, CTI Group or its business, except for the ownership of CTI Group's capital stock.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF CENTILLION

         Centillion represents and warrants to CTI Group that except as set forth in the Disclosure Schedule delivered to CTI Group prior to the execution of this Agreement (the "Centillion Disclosure Schedule"):

4.1 Corporate Existence and Power. Centillion is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Indiana, and has all corporate powers and authority and all governmental licenses, authorizations, permits, consents and approvals required to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals the absence of which would not have, individually or in the aggregate, a Material Adverse Effect. Centillion is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for those jurisdictions where the failure to be so qualified would not have a Material Adverse Effect. Centillion has heretofore delivered to CTI Group complete and correct copies of Centillion's and each Subsidiary's articles of incorporation and bylaws or equivalent organizational documents as currently in effect. Such articles of incorporation, bylaws and equivalent organizational documents are in full force and effect. A true and complete list of all of Centillion's Subsidiaries, together with the jurisdiction of incorporation of each Subsidiary is set forth in Section 4.1 of the Centillion Disclosure Schedule.

4.2 Corporate Authorization. The execution, delivery and performance by Centillion of this Agreement and the consummation by Centillion of the transactions contemplated hereby are within Centillion's corporate powers and except for any required approvals by Centillion's stockholders in connection with the consummation of the Merger, have been duly authorized by all necessary corporate action. The affirmative vote of the holders of a majority of the outstanding shares (if required by law) is the only vote of the holders of any of Centillion's capital stock necessary in connection with the consummation of the Merger (the "Centillion Required Vote"). This Agreement has been duly and validly authorized (assuming receipt of the Centillion Required Vote), executed and delivered by Centillion and, assuming the due and valid authorization, execution and delivery of this Agreement by CTI Group and receipt of all required approvals by CTI Group's stockholders in connection with the consummation of the Merger, constitutes a valid and binding agreement of Centillion, enforceable against it in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other similar laws affecting creditors' rights generally and by equitable principles of general applicability. Certain shareholders of Centillion have executed agreements pursuant to which they have agreed to vote their shares or shares within their control in favor of approving this Merger. Such agreements accurately set forth the number of shares held by each shareholder.

4.3 Governmental Authorization. The execution, delivery and performance by Centillion of this Agreement and the consummation by Centillion of the Merger and the other transactions contemplated hereby require no consent, waiver, approval, authorization or permit by or from, or action by or in respect of, or filing with, any Governmental Entity, other than (i) the filing of a certificate of merger and articles of merger in accordance with the DGCL and the IBCL, respectively, (ii) compliance with any applicable requirements of state takeover laws, and (iii) any action, filing, consent, waiver, approval, authorization or permit that would not in the aggregate prevent or delay consummation of the Merger in any material respect, or otherwise prevent Centillion from performing its obligations under this Agreement in any material respect or would not in the aggregate have a Material Adverse Effect.

4.4 Non-contravention. Assuming compliance with matters in Section 4.2 and 4.3, the execution, delivery and performance by Centillion of this Agreement and the consummation by Centillion of the transactions contemplated hereby do not and will not (i) assuming receipt of the approval of stockholders referred to in
Section 4.2, contravene or conflict with the certificate of incorporation or bylaws of Centillion, (ii) contravene or conflict with or constitute a violation of any provision of any law, regulation, judgment, injunction, order or decree binding upon or applicable to Centillion or any Subsidiary, (iii) result in a breach or violation of or constitute a default under (or an event which with the giving of notice or the lapse of time or both would constitute a default under) or give rise to a right of termination, amendment, cancellation or acceleration of any right or obligation of Centillion or any Subsidiary or to a loss of any benefit to which Centillion or any Subsidiary is entitled or require any consent, approval or authorization under any provision of any material agreement, contract or other instrument binding upon Centillion or any Subsidiary or any of their respective assets (including any material license, franchise, permit or other similar authorization held by Centillion or any Subsidiary) or (iv) result in the creation or imposition of any Lien on any asset of Centillion or any Subsidiary, except for such contraventions, conflicts or violations referred to in clause (ii) and breaches, violations, defaults, rights of termination, cancellation or acceleration, losses, Liens or other occurrences referred to in clauses (iii) and (iv) that individually or in the aggregate would not reasonably be expected to result in a Material Adverse Effect.

4.5 Capitalization. The authorized capital stock of Centillion consists of 10,000,000 shares of Common Stock of which 3,696,632 are outstanding on a diluted basis or 3,787,587 are outstanding on an undiluted basis. By the Effective Time Centillion shall deliver a list of all outstanding shares and shareholders of such stock. As of the Effective Time there will be no options or warrants outstanding.


4.6 Subsidiaries.

         (a) Each Subsidiary is an entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, has all corporate or partnership powers and authority and all governmental licenses, authorizations, permits, consents and approvals required to own, operate or lease the properties that it purports to own, operate or lease and to carry on its business as now conducted, except for those licenses, authorizations, permits, consents and approvals, the absence of which would not have individually or in the aggregate a Material Adverse Effect. Each Subsidiary is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the character of the property owned or leased by it or the nature of its activities makes such qualification necessary, except for such qualifications the failure of which to obtain would not, individually or in the aggregate, have a Material Adverse Effect. All Subsidiaries and their respective jurisdictions of organization are identified in Section 4.6(a) of the Centillion Disclosure Schedule.

         (b) Except as set forth in Section 4.6 of the Centillion Disclosure Schedule, all of the outstanding capital stock of, or other ownership interests in, each Subsidiary of Centillion, is owned by Centillion, directly or indirectly, free and clear of any Lien and free of any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of such capital stock or other ownership interests). There are no outstanding Subsidiary Securities. There are no outstanding obligations of Centillion or any Subsidiary to repurchase, redeem or otherwise acquire any outstanding Subsidiary Securities.

4.7 SEC Filing Information; Financial Statements.

         (a) None of the information (i) supplied or to be supplied by Centillion in writing specifically for inclusion in the Proxy Statement or (ii) provided to CTI Group in connection with or in contemplation of the transactions set forth in this Agreement will, at the respective times filed with the SEC or at the Effective Time, respectively, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

         (b) Except as set forth in Section 4.7 of the Centillion Disclosure Schedule, the audited consolidated financial statements of Centillion dated December 31, 1998 and unaudited consolidated interim financial statements of Centillion dated October 31, 1999 (the "Centillion Financial Statements") fairly present, in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto or in the case of unaudited interim financial statements), the consolidated financial position of Centillion and its consolidated Subsidiaries as of the dates thereof and its consolidated statements of operations, stockholders' equity and cash flows for the periods then ended (subject to normal year-end adjustments in the case of any unaudited interim financial statements). Notwithstanding any provision contained herein, no representation is made in this Agreement with respect to any financial statement that has been restated or amended.

4.8 No Undisclosed Material Liabilities. Except as is disclosed in the Centillion Financial Statements, or to the extent the existence of such liability would not have a Material Adverse Effect, neither Centillion nor any of its Subsidiaries has any liabilities of the type that are required to be disclosed in financial statements, including the notes thereto, prepared in accordance with GAAP which are, either individually or in the aggregate, material to the business, operations or financial condition of Centillion and its Subsidiaries taken as a whole, except liabilities, adequately provided for or referred to in Centillion's balance sheet and the related notes thereto as of October 31, 1999.

4.9 Absence of Certain Changes. Since October 31, 1999, the business of Centillion and its Subsidiaries has been conducted in the ordinary course consistent with past practices and, except as disclosed in the Centillion Disclosure Schedule, there has not been:

         (a) any change, event or development having, or that could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Centillion;

         (b) any amendments or changes in the Certificate of Incorporation or bylaws of Centillion;

         (c) any material damage to, destruction or loss of any assets of Centillion (whether or not covered by insurance);

         (d) any change by Centillion in its accounting methods, principles or practices;

         (e) any revaluation by Centillion of any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business;

         (f) any sale of a material amount of assets of Centillion, except for the sale of inventory in the ordinary course of business and the transactions contemplated by Section 6.2(c) of this Agreement;

         (g) any declaration, setting aside or payment of any dividend or distribution in respect of any capital stock of Centillion or any redemption, purchase or other acquisition of any of its securities;

         (h) any entry by Centillion into any commitment or transaction material to Centillion, including, without limitation, any long-term supply agreements or partnership, joint venture or other similar arrangements;

         (i) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, profit sharing, stock option (including without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any increase in the compensation payable to any officers or key employees of Centillion except in the ordinary course of business consistent with past practice;

         (j) any issuance, delivery, or sale of, or authorization of the issuance, delivery or sale of, any share of capital stock or any options or rights with respect thereto, other than the issuance of common stock pursuant to Plans outstanding on the date of this Agreement, or modification or amendment of any right of any holder of outstanding shares of capital stock or options with respect thereto except that Lars Danielsson has agreed to sell his outstanding shares and options back to Centillion and certain other transactions may take place between present shareholders, which transactions shall be completed prior to Effective Time; or

         (k) any incurring of (which shall be deemed to include entering into credit agreements, lines of credit or similar arrangements until borrowings are made under such arrangements) any indebtedness for borrowed money or guarantee of any such indebtedness other than in the ordinary course of business consistent with past practice.

4.10 Litigation. Except as set forth in the Centillion Disclosure Schedule as of the date hereof, there is no action, suit, investigation or proceeding pending or, to the knowledge of the Centillion, threatened, against Centillion or any of its Subsidiaries or any of their respective properties before any court, arbitrator or other Governmental Entity which would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.11 Compliance with Laws. Centillion and its Subsidiaries are in substantial compliance with all laws, regulations and orders of any Governmental Entity applicable to it or such Subsidiaries, except for such failures to comply which would not have a Material Adverse Effect.

4.12 Permits. Centillion and its Subsidiaries hold all material licenses, permits and other authorizations issued by Governmental Entities for the operation of their respective businesses, except those licenses, permits and authorizations the absence of which would not have a Material Adverse Effect.

4.13 Insurance. Schedule 4.13 is an accurate and complete list and description of all Insurance Policies currently owned or maintained by Centillion and its Subsidiaries (excluding Insurance Policies that constitute Employee Benefit Plans) in connection with or for the benefit of its business and all liability and errors and omissions Insurance Policies owned or maintained by it or any of its predecessors at any time during the five (5) years prior to the date of this Agreement. Except as described in Schedule 4.13, all such Insurance Policies are or were on an "occurrence" rather than a "claims made" basis. Centillion has not received notice of cancellation with respect to any such current Insurance Policy, and there is no basis for the insurer thereunder to terminate any such current Insurance Policy. Each such Insurance Policy is or was in full force and effect during the period(s) of coverage indicated on Schedule 4.13. Except as described on Schedule 4.13, there are no claims that are pending under any of the Insurance Policies described on Schedule 4.13.

4.14 Contracts.

         (a) Schedule 4.14 is an accurate and complete list of all of the following types of Contracts to which Centillion is a party or by which Centillion is bound, excluding, however, any Contracts that Centillion will not be a party to as of the Effective Time as a result of the Reorganization (collectively, the "Specified Contracts"), grouped into the following categories and, where applicable, subdivided by product line: (a) each customer Contract that is in excess of $25,000 and to the extent that the total number of such Contracts is less than 20, then the 20 largest Contracts; (b) each supplier Contract, each Contract for the purchase, lease or maintenance of computer equipment and other equipment and each Contract for the purchase, license, lease or maintenance of software under which Centillion is the purchaser, licensee, lessee or user that is in excess of $25,000 and to the extent that the total number of such Contracts over $25,000 is less than 20, then the 20 largest Contracts; (c) Contracts for the purchase or lease of Real Property or otherwise concerning Real Property owned or used by Centillion including a description of the Real Property; (d) loan agreements, mortgages, notes, guarantees and other financing Contracts; (e) employment, consulting and sales representative Contracts other than those for "at will" employment; (f) Contracts under which any rights in or ownership of Centillion's business, any predecessor thereof, or any part of the customer base or business of Centillion's business was acquired; and (g) other Contracts (excluding Contracts which constitute Insurance Policies listed on Schedule 4.13, excluding this Agreement and all other Contracts entered into between Centillion and CTI Group, or among Centillion, CTI Group and other parties in connection herewith). A description of each oral Specified Contract is included on Schedule 4.14, and copies of each written Specified Contract have been delivered to CTI Group. Except as described in Schedule 4.14, with respect to each of the Specified Contracts, neither Centillion nor any of its Subsidiaries nor, to the knowledge of Centillion, any other party thereto, is in breach, default or violation of any term, condition or provision of any Specified Contract, except for any breaches, defaults or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in Schedule 4.14, neither Centillion nor any of its Subsidiaries has given or received any notice of default or notice of termination with respect to any Specified Contract where such default would result in a Material Adverse Effect.

         (b) Each Specified Contract is a valid, binding and enforceable obligation of Centillion or its Subsidiary, as the case may be, and, to the knowledge of Centillion, of each party thereto, and is in full force and effect, except where the failure to be valid, binding and enforceable and in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. None of Centillion nor any of its Subsidiaries nor, to the knowledge of Centillion, any party thereto, is in breach, default or violation of any term, condition or provision of any Specified Contract, except for any breaches, defaults or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

4.15 Properties.

         (a) Except as set forth in Section 4.15 of the Centillion Disclosure Schedule, Centillion and its Subsidiaries have good and marketable title, or valid leasehold rights in the case of leased property, to all real property and all personal property (excluding, however, any real or personal property which will not be owned by Centillion as of the Effective Time as a result of the Reorganization) purported to be owned or leased by them, free and clear of all liens, security interests, claims, encumbrances and charges, excluding (i) immaterial liens for fees, taxes, levies, imposts, duties or governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, (ii) immaterial liens for mechanics, materialmen, laborers, employees, suppliers or other liens arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings, (iii) purchase money liens on office, computer and related equipment and supplies incurred in the ordinary course of business, and (iv) liens or defects in title on leasehold rights. All buildings, and all fixtures, equipment and other property and assets held under leases or sub-leases by Centillion or any of its Subsidiaries are held under valid instruments enforceable in accordance with their respective terms. The tangible personal property of Centillion has no material defects and is in good operating condition and repair (ordinary wear and tear excepted) and is adequate for its current uses. None of such tangible personal property is in need of maintenance or repairs except for ordinary routine maintenance and repairs that are not material in nature or cost.

         (b) Except as set forth in Section 4.15 of the Centillion Disclosure Schedule, consummation of the Merger will not result in any breach of or constitute a default (or an event with which notice or lapse of time or both would constitute a default) under, or give to others any rights of termination or cancellation or, or require the consent of others under, any lease in which Centillion or any of its subsidiaries is a lessee.

4.16 Employees and Independent Contractors. Schedule 4.16 is a list of all of Centillion's employees (excluding, however, employees no longer employed as of the Effective Time as a result of the Reorganization) and (a) their titles or responsibilities; (b) their current salaries or wages; (c) their last compensation changes and the dates on which such changes were made; (d) any specific bonus, commission or incentive plans or agreements for or with them; and (e) any outstanding loans or advances made to them. Centillion has delivered to CTI Group an accurate and complete list of all bonuses, commissions and incentives paid to the employees listed on Schedule 4.16 at any time during the past twelve months. Schedule 4.16 includes a list of all sales representatives and independent contractors engaged in Centillion's business, their payment arrangements, and a brief description of their jobs or projects currently in progress. Centillion is in full compliance with all Laws respecting employment practices. Centillion has never been a party to or bound by any union or collective bargaining Contract, nor is any such Contract currently in effect or being negotiated by or on behalf of Centillion. Centillion has not experienced any labor problem that was or is material to its business. Centillion's relations with its employees are currently on a good and normal basis, and no employee of Centillion has indicated an intention to terminate his or her employment. Centillion does not have any knowledge or belief that the transactions contemplated by this Agreement will adversely affect relations with Centillion's employees.

4.17 Employee Benefit Plans.

         (a) Section 4.17 of the Centillion Disclosure Schedule identifies each Employee Plan (whether or not written) that (i) has been entered into, maintained, administered or contributed to, as the case may be, by Centillion or any Subsidiary and (ii) covers any employee or former employee.

         (b) Centillion has furnished or made available to CTI Group copies of the Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof, together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and the most recent actuarial valuation report prepared in connection with any Employee Plan.

         (c) Each Employee Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and each trust related thereto has been determined to be exempt from tax pursuant to Section 501(a) of the Code, and Centillion is not aware of any event that has occurred since the date of such determinations that would adversely affect such qualification or tax exempt status. Centillion has provided CTI Group with the most recent determination letter of the Internal Revenue Service relating to each such Employee Plan. Each Employee Plan has been maintained in compliance in all material respects with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including but not limited to ERISA, and the Code.

         (d) No Employee Plan is a multi-employer plan as defined in Section 3(37) of ERISA or is a plan subject to Title IV of ERISA.

         (e) Neither Centillion nor any Subsidiaries has any current or projected liability in respect of post-employment or post-retirement health or medical or life insurance benefits for retired, former or current employees of Centillion, except as required to avoid excise tax under Section 4980B of the Code.

         (f) Except as set forth in Centillion's Disclosure Schedule, there has been no amendment to, written interpretation of or announcement (whether or not written) by Centillion or any Subsidiary relating to, or change in employee participation or coverage under, any Employee Plan that would increase materially the expense of maintaining such Employee Plan above the level of the expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.

         (g) Other than as described in Section 4.17 of Centillion's Disclosure Schedule, no employee or former employee of Centillion or any Subsidiary will become entitled to any bonus, retirement, severance, job security or similar benefit or an enhancement of such benefit (including acceleration of vesting or exercise of an incentive award) under any Employee Plan as a result of the transactions contemplated hereby.

4.18 Taxes. Each of Centillion and its Subsidiaries has filed all material Tax returns and reports required to be filed by it and has paid, or established adequate reserves for, all Taxes required to be paid by it. No deficiencies for any Taxes have been proposed, asserted or assessed against Centillion, and no requests for waivers of the time to assess any such Taxes are pending.

4.19 Environmental Matters. Except as set forth in Section 4.19 of the Centillion Disclosure Schedule or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (i) no real property or any part thereof currently or formerly owned or operated by Centillion or any current or former Subsidiary is contaminated with any Hazardous Substance to an extent or in a manner or condition which may reasonably be expected to require investigation or remediation under any Environmental Law, (ii) no judicial or administrative action, suit or other proceeding is pending or to the knowledge of Centillion or its Subsidiaries, threatened relating to or arising out of any Environmental Law, including, but not limited to, claims with respect to off-site disposal, off-site contamination, personal injury, property damage or natural resources damages,
(iii) Centillion and its Subsidiaries have not received in writing any claims, orders, citations, demands, requests for information or other notices alleging or concerning liability or assessing a penalty under any Environmental Law. Neither Centillion nor any Subsidiary nor any of their operations is or has been in violation of or has any liability under an applicable Environmental Law and no condition or event has occurred with respect to Centillion or any Subsidiary that would constitute a violation of or create liability under such Environmental Law, whether accrued, contingent, absolute, determined, determinable or otherwise, and (iv) no expenditures by Centillion or its Subsidiaries to maintain or achieve compliance with applicable Environmental Laws during the three (3) year period following the date hereof are anticipated except where such expenditures, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect.

4.20 Patents and Other Proprietary Rights.

         (a) Centillion and its Subsidiaries have not granted or promised to grant any exclusive licenses, or any material non-exclusive licenses other than those that have been previously granted or as may be granted in the normal course of business or granted as a result of any patent litigation, or covenants not to sue thereunder to any third party in respect of any Intellectual Property used in or necessary for the conduct of its Billing Business as currently conducted or as proposed to be conducted as reflected in Centillion's existing business plans. The patents owned by Centillion and its Subsidiaries are valid and enforceable to the best of Centillion's and its Subsidiaries knowledge and any patent issuing from patent applications of Centillion and its Subsidiaries will be valid and enforceable to the best of Centillion's and its Subsidiaries knowledge for the duration of its term other than any such lack of validity or enforceabililty which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (b) Except as would not have a Material Adverse Effect:

                  (i) To the best of Centillion's and its Subsidiaries knowledge, Centillion and each of its Subsidiaries owns, or is licensed to use or otherwise possesses the legal right to use (in each case, free and clear of any Liens (other than Liens arising out of payment obligations in respect of such Intellectual Property) in respect of Centillion's or any of its Subsidiaries' interests therein) all Intellectual Property used in or necessary for the conduct of its Billing Business as currently conducted;

                  (ii) to the best of Centillion's and its Subsidiaries knowledge, the use of any Intellectual Property by Centillion and its Subsidiaries in the Billing Business does not infringe on or otherwise violate the rights of any Person;

                  (iii) to the best of Centillion's and its Subsidiaries knowledge, no product (or component thereof or process) used, sold or manufactured by Centillion or any of its Subsidiaries infringes or otherwise violates the Intellectual Property of any other Person; and

                  (iv) to the best of Centillion's and its Subsidiaries current knowledge, other than those defendants or parties identified in Section 4.20 of Centillion's Disclosure Schedule, Centillion or its Subsidiaries does not have any present knowledge of any Person that is challenging, infringing on or otherwise violating any right of Centillion or any of its Subsidiaries with respect to any Intellectual Property owned by and/or licensed to Centillion and its Subsidiaries. Centillion and its Subsidiaries continue to diligently inform themselves of any actions by any other Person.

         (c) Except as set forth in the Centillion Disclosure Schedule, none of the processes, techniques and formulae, research and development results and other know-how relating to the business of Centillion and its Subsidiaries, the value of which to Centillion is contingent upon maintenance of the confidentiality thereof has been disclosed by Centillion or any affiliate thereof to any Person other than Persons who are bound to hold such information in confidence pursuant to confidentiality agreements or by operation of law, other than any such disclosure which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         (d) Section 4.20 of Centillion's Disclosure Schedule sets forth all Centillion Intellectual Property used in or necessary for the conduct of its Billing Business as currently conducted.

4.21 Year 2000. Centillion and its Subsidiaries have put into effect practices and programs which Centillion believes will enable all material software, hardware and equipment (including microprocessors) that are owned or utilized by Centillion or any of its Subsidiaries in the operations of its or their respective business to be capable, by December 31, 1999, of accounting for all calculations using a century and date sensitive algorithm for the year 2000 and the fact that the year 2000 is a leap year and to otherwise continue to function without any interruption caused by the occurrence of the year 2000, except for those failures that would not reasonably be expected to have a Material Adverse Effect.

4.22 Brokers. Neither Centillion, nor any of its Subsidiaries nor any of their respective, officers, directors or employees, has employed any investment banker, broker, finder or other intermediary or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement for or with respect to which Centillion or any Subsidiary is or might be liable.

4.23 No Other Representations. Except as specifically set forth in this Article IV, Centillion has not made, and the CTI Group has not relied upon, any other representations or warranties, whether express or implied.

4.24 Certain Interests. Except as set forth in Section 4.24 of the Centillion Disclosure Schedule, neither Centillion nor any Subsidiary of Centillion, nor any of their respective officers, directors, shareholders of affiliates, has (a) any direct or indirect interest (other than the ownership of less than 1% of the outstanding securities of a publicly held company) in any corporation or business that is involved in or competes with Centillion, or (b) any direct or indirect interest in any property or assets used by, or relating to, Centillion or its business, except for the ownership of Centillion's capital stock.

4.25 Reorganization. The parties acknowledge that Centillion and certain of its Subsidiaries will execute a reorganization (the "Reorganization") prior to the Effective Time pursuant to which certain businesses and Subsidiaries will be divested by Centillion. After the Reorganization, Centillion will continue to own all assets necessary, appropriate, used or useful in the ownership and continued operation (in the same manner as operated prior to the Reorganization) of its Billing Business (the "Billing Business"), including, without limitation,
(a) the items of tangible personal property set forth in Section 4.25 of the Centillion Disclosure Schedule, (b) Centillion's Specified Contracts, (c) Centillion's Intellectual Property applicable to the Billing Business, (d) the Accounts Receivable, and (e) all other rights, interests and property applicable to the Billing Business. At the Effective Time, Centillion's business will be limited to the Billing Business. The Reorganization will not result in or create any rights of, or any liabilities, obligations or claims by any third parties against the Surviving Corporation and will not result in a breach or violation of, or default under, any contract or other agreements to which Centillion or any of its Subsidiaries is a party.

                                    ARTICLE V
                      COVENANTS OF CENTILLION AND CTI GROUP

         Each of the parties hereto agrees that from the date hereof and, unless otherwise provided herein, until the Effective Time:

5.1 Reasonable Best Efforts.

         (a) Subject to the terms and conditions herein provided, each of the parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done consistent with the fiduciary duties of their respective Boards of Directors, and to assist and cooperate with the other parties hereto in doing, as promptly as practicable, all things necessary or advisable under applicable laws and regulations to ensure that the conditions set forth in Article VI are satisfied and to consummate and make effective the transactions contemplated by this Agreement.

         (b) If at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement, including the execution of additional instruments, the proper officers and directors of each party to this Agreement shall take all such necessary action.

5.2 Consents. Each of the parties will use its reasonable best efforts to obtain as promptly as practicable all consents, waivers, approvals, authorizations or permits of any Governmental Entity or any other Person required in connection with, and waivers of any Violations that may be caused by, the consummation of the transactions contemplated by this Agreement.

5.3 Public Announcements. Centillion and CTI Group shall use all reasonable best efforts to develop a joint communications plan and each party shall use all reasonable best efforts (i) to ensure that all press releases and other public statements with respect to the transactions contemplated hereby shall be consistent with such joint communications plan, and (ii) unless otherwise required by applicable law or by obligations pursuant to any listing agreement with or rules of any securities exchange, to consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement or the transactions contemplated hereby.

5.4 Notification of Certain Matters. Centillion and CTI Group shall promptly notify each other of (i) the occurrence or non-occurrence of any fact or event which would be reasonably likely (x) to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time or (y) to cause any material covenant, condition or agreement hereunder not to be complied with or satisfied in all material respects and (ii) any failure of CTI Group or Centillion, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of any party or the conditions to the obligations of any party hereunder.

5.5 Access to Information. Upon reasonable notice, each of CTI Group and Centillion shall, and shall cause its Subsidiaries to, afford to the other party and to the officers, employees, accountants, counsel, financial advisors and other representatives of such other party reasonable access during normal business hours, during the period prior to the Effective Time, to all its properties, books, contracts, commitments and records and, during such period, each of CTI Group and Centillion shall, and shall cause its Subsidiaries to, furnish promptly to the other party consistent with its legal obligations, all other information concerning its business, properties and personnel as such other party may reasonably request; provided, however, that each of CTI Group and Centillion may restrict the foregoing access to the extent that (i) a Governmental Entity requires either party or any of its Subsidiaries to restrict access to any properties or information reasonably related to any such contract on the basis of applicable laws and regulations with respect to national security matters, (ii) in the reasonable judgment of such party, any law, treaty, rule or regulation of any Governmental Entity applicable to such party requires it or its Subsidiaries to restrict access to any properties or information, or (iii) such restriction is pursuant to a confidentiality agreement described in the respective Disclosure Schedule. The parties will hold any such information in confidence to the extent required by, and in accordance with, the provisions of the letter signed July 19 and 20, 1999, between Centillion and CTI Group (the "Confidentiality Agreement"). Any investigation by CTI Group or Centillion shall not affect the representations and warranties of Centillion or CTI Group, as the case may be.

5.6 Preparation of the Form S-4 and the Proxy Statement/Prospectus; Stockholders Meetings.

         (a) As promptly as practicable following the date hereof, CTI Group shall prepare and file with the SEC preliminary proxy materials and any amendments or supplements thereto which shall constitute the proxy statement/prospectus (such proxy statement/prospectus, and any amendments or supplements thereto, the "Proxy Statement/Prospectus") and CTI Group shall prepare and file with the SEC the Registration Statement on Form S-4 with respect to the issuance of CTI Group Capital Stock in the Merger (the "Form S-4") in which the Proxy Statement/Prospectus will be included. The Form S-4 and the Proxy Statement/Prospectus shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act. CTI Group shall use all reasonable efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after filing with the SEC and to keep the Form S-4 effective as long as is necessary to consummate the Merger. The parties shall promptly provide copies to and consult with each other and prepare written responses with respect to any written comments received from the SEC with respect to the Form S-4 and the Proxy Statement/Prospectus and promptly advise the other party of any oral comments received from the SEC. CTI Group agrees that none of the information supplied or to be supplied by CTI Group for inclusion or incorporation by reference in the Proxy Statement/Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Centillion Stockholders Meeting or the CTI Group Shareholders Meeting, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Centillion agrees that none of the information supplied or to be supplied by Centillion for inclusion or incorporation by reference in the Proxy Statement/Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the meetings will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. For purposes of the foregoing, it is understood and agreed that information concerning or related to CTI Group and the CTI Group Shareholders Meeting will be deemed to have been supplied by CTI Group and information concerning or related to Centillion and the Centillion Stockholders Meeting shall be deemed to have been supplied by Centillion. No amendment or supplement to the information supplied by Centillion for inclusion in the Proxy Statement/Prospectus shall be made without the approval of Centillion, which approval shall not be unreasonably withheld or delayed.

         (b) Centillion shall, as promptly as practicable following the execution of this Agreement, duly call, give notice of, convene and hold a meeting of its stockholders (the "Centillion Stockholders Meeting") for the purpose of obtaining the Required Centillion Vote with respect to the transactions contemplated by this Agreement, shall use its reasonable best efforts to solicit the adoption of this Agreement by the Required Centillion Vote and the Board of Directors of Centillion shall recommend adoption of this Agreement by the stockholders of Centillion.

         (c) CTI Group shall, as promptly as practicable following the execution of this Agreement, duly call, give notice of, convene and hold a meeting of its shareholders (the "CTI Group Shareholders Meeting") for the purpose of obtaining the Required CTI Group Vote with respect to the transactions contemplated by this Agreement, shall use its reasonable best efforts to solicit the approval of this Agreement by the Required CTI Group Vote and the Board of Directors of CTI Group shall recommend the approval of this Agreement by the shareholders of CTI Group.

         (d) The Centillion Stockholders Meeting and the CTI Group Shareholders Meeting shall take place on the same date, to the extent practicable.

5.7 Additional Covenants of Centillion. During the period from the date of this Agreement and continuing until the Effective Time, Centillion agrees as to itself and its Subsidiaries that (except as expressly contemplated, permitted or required by this Agreement or as otherwise indicated on the Centillion Disclosure Schedule or to the extent that CTI Group shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed):

         (a) Ordinary Course. Except to the extent not reasonably practicable in light of the announcement or existence of this Agreement and the transactions contemplated hereby, Centillion shall, and shall cause its Subsidiaries taken as a whole to, carry on its business in the usual, regular and ordinary course in all material respects, in substantially the same manner as heretofore conducted, and shall use all reasonable efforts to maintain its rights and franchises and preserve its relationships with customers, suppliers and others having business dealings with it with the objective to minimize the impairment of its ongoing business; provided, however, that no action by Centillion or its Subsidiaries with respect to matters specifically addressed by any other provisions of this Agreement or the Centillion Disclosure Schedule shall be deemed a breach of this
Section 5.7(a) unless such action would constitute a breach of one or more of such other provisions.

         (b) Issuance of Securities. Centillion shall not, and shall not permit any of its Subsidiaries to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any Centillion Voting Debt or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares or Centillion Voting Debt, or enter into any agreement with respect to any of the foregoing, other than the issuance of Centillion Common Stock upon the exercise of stock options or in connection with rights under other stock-based benefits plans, to the extent such options or rights are outstanding on the date hereof in accordance with their present terms.

         (c) Governing Documents. Except to the extent required to comply with its obligations hereunder or required by law, Centillion shall not amend its articles of incorporation or by-laws.

         (d) No Acquisitions. Centillion shall not, and shall not permit any of its Subsidiaries to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof that relates in any way to the Billing Business or otherwise acquire or agree to acquire any assets with respect to the Billing Business; provided, however, that the foregoing shall not prohibit either (i) acquisitions of assets used in the operations of the business of Centillion and its Subsidiaries in the ordinary course of business consistent with past practice, or (ii) acquisitions to be made by the Subsidiaries to be divested, as described in Section 6.2(c)(ii) prior to the Effective Time.

         (e) No Dispositions. Other than (i) in the ordinary course of business consistent with past practice and, in any event, which are not material, individually or in the aggregate, to Centillion and its Subsidiaries taken as a whole or (ii) internal reorganizations or consolidations involving existing Subsidiaries of Centillion, or (iii) the transfer of the Tracked Assets and the businesses described in Section 6.2(c), Centillion shall not, and shall not permit any of its Subsidiaries to, sell, lease, encumber or otherwise dispose of, or agree to sell, lease, encumber or otherwise dispose of (including by way of a spin-off or similar transaction), any of its assets.

         (f) Indebtedness; Investments. Centillion shall not, and shall not permit any of its Subsidiaries to, (i) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of Centillion or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person (other than any wholly owned Subsidiary) or enter into any arrangement having the economic effect of any of the foregoing, (ii) make any loans or advances to any other Person, or (iii) investments in any Person other than investments in the ordinary course of business consistent with past practice and, in any event, which are not material, individually or in the aggregate, to Centillion.

         (g) New Line of Business; Capital Expenditures. Centillion shall not, and shall not permit any of its Subsidiaries to incur or commit to any capital expenditures with respect to the Billing Business other than capital expenditures incurred or committed to in the ordinary course of business and which are not in excess of $25,000.

         (h) Tax-Free Qualification. Centillion shall not, and shall not permit any of its Subsidiaries to, take any action that would prevent or impede the Merger from qualifying as a reorganization under Section 368 of the Code, and tax free under Section 354 of the Code.

         (i) Other Actions. Centillion shall not, and shall not permit any of its Subsidiaries to, take any action that would, or that could reasonably be expected to, result in (i) any of the conditions to the Merger set forth in
Article VI not being satisfied or (ii) a material delay in the satisfaction of any such conditions.

         (j) Accounting Methods. Centillion shall not make any material change in its methods of accounting in effect at October 31, 1999, except as required by changes in GAAP as concurred in by Centillion's independent auditors. Centillion shall not change its fiscal year.

         (k) Representations and Warranties. Centillion shall not take any action that would cause the representations and warranties set forth in Article III to no longer be true and correct.

         (l) Authorization of the Foregoing. Centillion shall not, and shall not permit any of its Subsidiaries to, authorize, commit or agree to take any of the foregoing actions.

5.8 Additional Covenants of CTI Group. During the period from the date of this Agreement and continuing until the Effective Time, CTI Group agrees as to itself and its Subsidiaries that (except as expressly contemplated, permitted or required by this Agreement or as otherwise indicated on the CTI Group Disclosure Schedule or to the extent that Centillion shall otherwise consent in writing, which consent shall not be unreasonably withheld or delayed):

         (a) Ordinary Course. Except to the extent not reasonably practicable in light of the announcement or existence of this Agreement and the transactions contemplated hereby, CTI

Group shall, and shall cause its Subsidiaries taken as a whole to, carry on its business in the usual, regular and ordinary course in all material respects, in substantially the same manner as heretofore conducted, and shall use all reasonable efforts to maintain its rights and franchises and preserve its relationships with customers, suppliers and others having business dealings with it with the objective to minimize the impairment of its ongoing business; provided, however, that no action by CTI Group or its Subsidiaries with respect to matters specifically addressed by any other provisions of this Agreement or the CTI Group Disclosure Schedule shall be deemed a breach of this Section 5.8(a) unless such action would constitute a breach of one or more of such other provisions.

         (b) Dividends; Changes in Share Capital. CTI Group shall not, and shall not permit any of its Subsidiaries to, and shall not propose to, (i) declare or pay any dividends on or make any other distributions in respect of any of its capital stock, (ii) split, combine or reclassify any of its capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of, or in substitution for, shares of its capital stock, except for any such transaction by a wholly owned Subsidiary of CTI Group which remains a wholly owned Subsidiary after consummation of such transaction, or (iii) repurchase, redeem or otherwise acquire any shares of its capital stock or any securities convertible into or exercisable for any shares of its capital stock.

         (c) Issuance of Securities. CTI Group shall not, and shall not permit any of its Subsidiaries to, issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its capital stock of any class, any CTI Group Voting Debt or any securities convertible into or exercisable for, or any rights, warrants or options to acquire, any such shares or CTI Group Voting Debt, or enter into any agreement with respect to any of the foregoing, other than the issuance of CTI Group Common Stock upon the exercise of stock options or in connection with rights under other stock-based benefits plans, to the extent such options or rights are outstanding on the date hereof in accordance with their present terms.

         (d) Governing Documents. Except to the extent required to comply with its obligations hereunder, or required by law, CTI Group shall not amend its certificate of incorporation or by-laws.

         (e) No Acquisitions. Without the prior written consent of Centillion (which consent shall not be unreasonably withheld), CTI Group shall not, and shall not permit any of its Subsidiaries to, acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or all or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof; provided, however, that the foregoing shall not prohibit either the (i) acquisitions of assets used in the operations of the business of CTI Group or any of its Subsidiaries in the ordinary course of business consistent with past practice. CTI Group shall not, and shall not permit any of its Subsidiaries to, enter into any new material line of business outside its existing core businesses.

         (f) No Dispositions. CTI Group shall not, and shall not permit any of its Subsidiaries to, sell, lease, encumber or otherwise dispose of all or substantially all of any material line of business for CTI Group and its Subsidiaries taken as a whole or any material portion of its assets, other than
(i) in the ordinary course of business consistent with past practice and, in any event, which are not material, individually or in the aggregate, to CTI Group and its Subsidiaries taken as a whole or (ii) internal reorganizations or consolidations involving existing Subsidiaries of CTI Group.

         (g) Indebtedness; Investments. Unless in the ordinary course of business and in accordance with past practices, the CTI Group shall not, and shall not permit any of its Subsidiaries to, (i) incur any indebtedness for borrowed money or guarantee any such indebtedness of another Person, issue or sell any debt securities or warrants or other rights to acquire any debt securities of CTI Group or any of its Subsidiaries, guarantee any debt securities of another Person, enter into any "keep well" or other agreement to maintain any financial statement condition of another Person (other than any wholly owned Subsidiary) or enter into any arrangement having the economic effect of any of the foregoing, (ii) make any loans or advances to any other Person, or (iii) investments in any Person other than investments in the ordinary course of business consistent with past practice and, in any event, which are not material, individually or in the aggregate, to CTI Group.

         (h) New Line of Business; Capital Expenditures. Except for the expenses related to the relocation of the U.K. office, CTI Group shall not, and shall not permit any of its Subsidiaries to, (i) enter into any new material line of business outside its present, principal lines of business or (ii) incur or commit to any capital expenditures other than capital expenditures incurred or committed to in the ordinary course of business and which are not in excess of $25,000.

         (i) Tax-Free Qualification. CTI Group shall not and shall not permit any of its Subsidiaries to, take any action that would prevent or impede the Merger from qualifying as a reorganization under Section 368 of the Code, and tax free under Section 354 of the Code.

         (j) Other Actions. CTI Group shall not, and shall not permit any of its Subsidiaries to, take any action that would, or could reasonably be expected to, result in (i) any of the conditions to the Merger set forth in Article VI not being satisfied or (ii) a material delay in the satisfaction of such conditions.

         (k) Accounting Methods. Except as set forth in Section 5.8 of CTI Group's Disclosure Schedule, CTI Group shall not make any material change in its methods of accounting in effect at September 30, 1999, except as required by changes in GAAP as concurred in by its independent auditors. CTI Group shall not change its fiscal year.

         (l) Representations and Warranties. CTI Group shall not take any action that would cause the representations and warranties set forth in Article IV to no longer be true and correct.

         (m) Authorization of the Foregoing. CTI Group shall not, and shall not permit any of its Subsidiaries to, authorize, commit or agree to take, any of the foregoing actions.

5.9 Indemnification, Exculpation and Insurance.

         (a) CTI Group agrees that all rights to indemnification and exculpation from liabilities for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors or officers of Centillion and its Subsidiaries as provided in their respective articles of incorporation or by-laws (or comparable organizational documents) and indemnification agreements of Centillion set forth on Schedule 5.9 of Centillion's Disclosure Schedule (copies of which agreements have been provided to CTI Group), the existence of which does not constitute a breach of this Agreement, shall be assumed by CTI Group, as the Surviving Corporation in the Merger, without further action, as of the Effective Time and shall survive the Merger and shall continue in full force and effect in accordance with their terms.

         (b) In the event that CTI Group or any of its successors or assigns (i) consolidates with or merges into any other Person and is not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, reasonable efforts shall be made for proper provisions to be made so that the successors and assigns of CTI Group assume the obligations set forth in this Section 5.9.


5.10 No Solicitation by CTI Group.

         (a) CTI Group shall not, nor shall it permit any of its Subsidiaries to, nor shall it authorize or permit any of its directors, officers or employees or any investment banker, financial advisor, attorney, accountant or other representative retained by it or any of its Subsidiaries to, directly or indirectly through another Person, (i) solicit, initiate or knowingly encourage (including by way of furnishing information), or knowingly take any other action to facilitate, the making of any proposal that constitutes an CTI Group Competing Proposal or (ii) participate in any discussions or negotiations regarding any CTI Group Competing Proposal; provided, however, that if, at any time during the period commencing on the 10th day after the date hereof and ending on the date Required CTI Group Vote is obtained (the "CTI Group Applicable Period"), the Board of Directors of CTI Group, in the exercise of its fiduciary duties, determines in good faith, after consultation with outside counsel, that to do otherwise would not be in the best interests of CTI Group's shareholders, CTI Group and its representatives may, in response to an CTI Group Superior Proposal which did not result from a breach of this Section 5.10(a), and subject to providing prior or contemporaneous notice of its decision to take such action to Centillion, (x) furnish information with respect to CTI Group and its Subsidiaries to any Person making a CTI Group Superior Proposal pursuant to a customary confidentiality agreement (as determined by CTI Group after consultation with its outside counsel) and (y) participate in discussions or negotiations regarding such CTI Group Superior Proposal. For purposes of this

Agreement, "CTI Group Competing Proposal" means any bona fide proposal or offer from any Person relating to any direct or indirect acquisition or purchase of 20% or more of the assets of CTI Group and its Subsidiaries, taken as a whole, or 20% or more of the combined voting power of the shares of CTI Group Capital Stock, any tender offer or exchange offer that if consummated would result in any Person beneficially owning 20% or more of the combined voting power of the shares of CTI Group Capital Stock, or any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving CTI Group or any of its Subsidiaries in which the other party thereto or its shareholders will own 20% or more of the combined voting power of the shares of the parent entity resulting from any such transaction, other than the transactions contemplated by this Agreement. For purposes of this Agreement, a "CTI Group Superior Proposal" means (i) (A) any proposal made by a third party relating to any direct or indirect acquisition or purchase of 50% or more of the assets of CTI Group and its Subsidiaries, taken as a whole, or 50% or more of the combined voting power of the shares of CTI Group Capital Stock, any tender offer or exchange offer that if consummated would result in any Person beneficially owning 50% or more of the combined voting power of the shares of CTI Group Capital Stock, or (B) any merger, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction involving CTI Group or any of its Subsidiaries in which (1) the other party thereto or its shareholders will own 50% or more of the combined voting power of the shares of the parent entity resulting from any such transaction and (2) representatives of such other party shall represent a majority of the Board of Directors of such parent entity, and (ii) otherwise on terms which the Board of Directors of CTI Group determines in its good faith judgment (based on the advice of a financial advisor of nationally recognized reputation), taking into account the Person making the proposal and the legal, financial, regulatory and other aspects of the proposal deemed appropriate by the Board of Directors of CTI Group, (x) would be more favorable than the Merger to CTI Group's shareholders taken as a whole, (y) is reasonably capable of being completed and (z) for which financing, to the extent required, is then committed or is reasonably capable of being obtained by such third party.

         (b) Neither the Board of Directors of CTI Group nor any committee thereof shall (i) withdraw, or propose publicly to withdraw, in a manner adverse to Centillion, the approval or recommendation by such Board of Directors or such committee of the Merger or this Agreement, (ii) subject to Section 5.10(d), modify, or propose publicly to modify, in a manner adverse to Centillion, the approval or recommendation by such Board of Directors or such committee of the Merger or this Agreement, (iii) approve or recommend, or propose publicly to approve or recommend, any CTI Group Competing Proposal or (iv) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement or propose publicly or agree to do any of the foregoing (each, an "CTI Group Acquisition Agreement") related to any CTI Group Competing Proposal. Notwithstanding the foregoing, during the CTI Group Applicable Period, in response to an CTI Group Superior Proposal which did not result from a breach of Section 5.10(a), if the Board of Directors of CTI Group, in the exercise of its fiduciary duties, determines in good faith, after consultation with outside counsel, that to do otherwise would not be in the best interests of CTI Group's shareholders, the Board of

Directors of CTI Group may (x) modify or propose publicly to modify, in a manner adverse to Centillion, the approval or recommendation of the Merger or this Agreement by the Board of Directors of CTI Group and/or (y) terminate this Agreement (and concurrently with or after such termination, if it so chooses, cause CTI Group to enter into any CTI Group Acquisition Agreement with respect to any CTI Group Superior Proposal), but, in the case of clause (y), only at a time that is during the CTI Group Applicable Period and is after the fourth Business Day (or the second calendar day in the case of a material amendment to a CTI Group Superior Proposal) following Centillion's receipt of written notice advising Centillion that the Board of Directors of CTI Group is prepared to accept a CTI Group Superior Proposal (or any material amendment thereto), specifying the material terms and conditions of such CTI Group Superior Proposal (or any material amendment thereto) and identifying the Person making such CTI Group Superior Proposal (or any material amendment thereto). "Business Day" shall mean every day of the week excluding Saturdays, Sundays and Federal holidays.

         (c) In addition to the obligations of CTI Group set forth in paragraphs
(a) and (b) of this Section 5.10, CTI Group shall promptly advise Centillion of any CTI Group Competing Proposal or any inquiry or request for information relating thereto, the material terms and conditions of such request or CTI Group Competing Proposal and the identity of the Person making such request or CTI Group Competing Proposal. CTI Group will promptly keep Centillion reasonably informed of the status (including amendments) of any such request or CTI Group Competing Proposal.

         (d) Nothing contained in this Section 5.10 shall prohibit CTI Group from making any disclosure to CTI Group's shareholders if, in the good faith judgment of the Board of Directors of CTI Group, after consultation with outside counsel, failure so to disclose would be inconsistent with its obligations under applicable law; provided, however, that, subject to Section 5.10(b), neither CTI Group nor its Board of Directors nor any committee thereof shall withdraw, or propose publicly to withdraw, its position with respect to this Agreement or the Merger or approve or recommend, or propose publicly to approve or recommend, a CTI Group Competing Proposal.

5.11 Employee Stock Option and Benefit Plans. The parties agree that any employee stock option and benefit plans adopted by the Surviving Corporation shall cover employees thereof regardless of whether they (a) were previously employed by CTI Group or Centillion or (b) previously had been issued shares of stock, or options to acquire shares of stock of either CTI Group or Centillion.

                                   ARTICLE VI
                            CONDITIONS TO THE MERGER

6.1 Conditions. The respective obligations of Centillion and CTI Group to consummate the Merger are subject to the satisfaction, at or before the Effective Time, of each of the following conditions; any and all of which may be waived in whole or in part by Centillion or CTI Group, as the case may be, to the extent permitted by applicable law:

         (a) Stockholder Approval. The stockholders of CTI Group and Centillion, respectively, shall have duly approved the transactions contemplated by this Agreement, pursuant to the requirements of their respective certificates of incorporation and applicable law to the extent required thereby.

         (b) Injunctions; Illegality. The consummation of the Merger shall not be restrained, enjoined or prohibited by any order, judgment, decree, injunction or ruling of a court of competent jurisdiction or any Governmental Entity entered after the parties have used reasonable best efforts to prevent such entry and there shall not have been any statute, rule or regulation enacted, promulgated or deemed applicable to the Merger by any Governmental Entity which prevents the consummation of the Merger.

         (c) Opinion of Financial Advisor. CTI Group shall have received the written opinion of First Colonial Securities Group to the effect that the Merger Consideration is fair from a financial point of view to the stockholders of CTI Group. A true and correct copy of such opinion shall have been delivered to Centillion. Fees payable to First Colonial Securities Group shall not exceed $70,000.

         (d) Employment Agreement. The employment agreement with Anthony Johns attached hereto as Exhibit "E" shall be executed.

         (e) Security Agreement. Centillion shall enter into a security agreement with certain shareholders with respect to the Shareholder LLC Promissory Note issued in contemplation of this Merger. Such security agreement shall be in a form and substance reasonably satisfactory to CTI Group and Centillion.

6.2 Additional Conditions to Obligations of CTI Group. The obligation of CTI Group to effect the Merger is also subject to the fulfillment of the following conditions:

         (a) Representations and Warranties. The representations and warranties of Centillion contained in this Agreement shall be true and correct on and as of the Effective Time (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date), with the same force and effect as if made on and as of the Effective Time, unless the failure of such representations and warranties to be true and correct would not reasonably be expected to result in a Material Adverse Effect. CTI Group shall have received a certificate of the President of Centillion to this effect.

         (b) Agreements, Conditions and Covenants. Centillion shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Effective Time. CTI Group shall have received a certificate of the President of Centillion to this effect.

         (c) Transfer of Assets.  Prior to the Effective Time:

                  (i) Centillion shall have created a single member, member-managed limited liability company under the laws of the state of Delaware where Centillion is the member to be called Centillion L.L.C. (the "LLC") into which Centillion shall have transferred (x) all of its causes of action, claims and counterclaims relating to any patent owned by Centillion and its Subsidiaries as of the Effective Time or to any patent issuing after the Effective Time from patent applications owned by Centillion and its Subsidiaries (ownership of such patents and patent applications shall be retained by the Surviving Corporation) plus, (y) the SBC Settlement Proceeds (less the cost of litigation expenses, taxes and $1,500,000 (or $3,000,000 in the event Centillion exercises the option provided for in 1.5(b)(ii))(collectively, the "Tracked Assets"), and the LLC shall have obtained, from an affiliate of the Centillion Stockholders, a commitment to lend to the LLC on a non-recourse basis up to $2,000,000 to finance the LLC's patent enforcement action. The $2,000,000 loan shall be secured by the Tracked Assets and evidenced by a $2,000,000 promissory note attached as Exhibit "F".

                  (ii) Centillion shall have sold, in exchange for the Shareholder LLC Promissory Note all of its ownership interests in the subsidiaries identified in Exhibit "G" hereto. The Shareholder LLC Promissory Note will be due and payable in ten (10) years and will bear interest at the applicable federal rate in effect at the time it is executed. Prior to the stated maturity date of the Shareholder LLC Promissory Note, principal and interest will be payable only upon the occurrence of a Covered Disposition.

         (d) Minimum Balance Sheet Requirements. The adjusted balance sheet of Centillion, on and as of the Effective Time (which shall be certified by Centillion's Chief Financial Officer) must reflect: (i) Net current assets (i.e., over current liabilities) of not less than $1.00; (ii) cash of not less than $6,500,000 (or $8,000,000 in the event that Centillion exercises the option provided for in Section 1.5(b)(ii)); (iii) no long term liabilities other than deferred taxes, (iv) net worth of not less than $2,000,000, after eliminating from consideration in determining such net worth (x) $6,500,000 of cash, (y) the Shareholder LLC Promissory Note, and (z) the Tracked Assets, and (v) all earnings of Centillion's Billing Business for the period from January 1, 2000 to the Effective Time.

         (e) No Adverse Change. Since October 31, 1999, no event or events shall have occurred which resulted in or which would reasonably be expected to result in a Material Adverse Effect with respect to Centillion.

         (f) Severance. Any severance obligations of Centillion as a result of termination of employment or a change in control of Centillion shall be paid by Centillion prior to Closing.

         (g) Reorganization. (i) There has been no Change in Law (as defined below) on or prior to the Effective Time which could negatively impact the treatment of the Merger as a tax- free reorganization within the meaning of
Section 368(a) of the Code, and (ii) that, at the Effective Time, the price of the Class A Common Stock is not below $1.26 per share. For purposes of this Agreement, a "Change in Law" shall include any statutory amendment to the Code, the promulgation of any Treasury Regulation, or the issuance of any judicial or administrative guidance (including, without limitation, the issuance of any official interpretation of existing law by the Internal Revenue Service).

6.3 Additional Conditions to Obligations of Centillion. The obligations of Centillion to effect the Merger are also subject to the following conditions:

         (a) Representations and Warranties. The representations and warranties of CTI Group contained in the this Agreement shall be true and correct in all respects on and as of the Effective Time (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date), with the same force and effect as if made on and as of the Effective Time, unless the failure of such representations and warranties to be true and correct would not reasonably be expected to result in, individually or in the aggregate, a Material Adverse Effect. Centillion shall have received a certificate of the President of CTI Group to this effect.

         (b) Agreements, Conditions and Covenants. CTI Group shall have performed or complied in all material respects with all agreements, conditions and covenants required by this Agreement to be performed or complied with by it on or before the Effective Time. Centillion shall have received a certificate of the President of CTI Group to this effect.

         (c) No Adverse Change. Since September 30, 1999, no event or events shall have occurred which resulted in or would reasonably be expected to result in a Material Adverse Effect with respect to CTI Group.

         (d) Dissenting Shares. The aggregate number of shares of stock held by stockholders of CTI Group who exercise their appraisal or dissenting rights under the DGCL shall not exceed 5% of the number of shares of stock outstanding on a fully diluted basis immediately prior to the Effective Time.

         (e) Effectiveness of the Form S-4. The Form S-4 shall have been declared effective by the SEC under the Securities Act. No stop order suspending the effectiveness of the Form S-4 shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened by the SEC.

         (f) Reorganization. (i) There has been no Change in Law (as defined below) on or prior to the Effective Time which could negatively impact the treatment of the Merger as a tax- free reorganization within the meaning of
Section 368(a) of the Code, and (ii) that, at the Effective Time, the price of the Class A Common Stock is not below $1.26 per share. For purposes of this Agreement, a "Change in Law" shall include any statutory amendment to the Code, the promulgation of any Treasury Regulation, or the issuance of any judicial or administrative guidance (including, without limitation, the issuance of any official interpretation of existing law by the Internal Revenue Service).

                                   ARTICLE VII
                                   TERMINATION

7.1 Termination. This Agreement may be terminated and the Merger contemplated hereby may be abandoned at any time prior to the Effective Time, notwithstanding approval thereof by the stockholders of CTI Group and/or Centillion:

         (a) by the mutual written consent of Centillion and CTI Group;

         (b) By either Centillion or CTI Group if the Effective Time shall not have occurred on or before June 30, 2000 (the "Termination Date"); provided, however, that the right to terminate this Agreement under this Section 7.1(b) shall not be available to any party whose intentional failure to fulfill any material obligation under this Agreement has caused, or resulted in, the failure of the Effective Time to occur on or before the Termination Date;

         (c) By either Centillion or CTI Group if any Governmental Entity (i) shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and non-appealable or (ii) shall have failed to issue an order, decree or ruling or to take any other action (which order, decree, ruling or other action the parties shall have used their reasonable best efforts to obtain, in accordance with Section 5.2, in each case (i) and (ii) which is necessary to fulfill the conditions set forth in Sections 6.1(c) and 6.3(g), as applicable, and such denial of a request to issue such order, decree, ruling or take such other action shall have become final and non-appealable; provided, however, that the right to terminate this Agreement under this Section 7.1(c) shall not be available to any party whose failure to comply with Section 5.2 has caused or resulted in such action or inaction;

         (d) By either Centillion or CTI Group if either (i) the approval by the stockholders of Centillion required for the consummation of the Merger shall not have been obtained or (ii) the approval by the shareholders of CTI Group required for the consummation of the Merger shall not have been obtained;

         (e) By CTI Group in accordance with Section 5.10(b); provided that, in order for the termination of this Agreement pursuant to this paragraph (e) to be deemed effective, CTI Group shall have complied with the notice provisions of
Section 5.10 and shall have paid the Termination Fee in accordance with Section 7.3(b).

         (f) By Centillion, if CTI Group shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.3 and (B) has not been or is incapable of being cured by CTI Group within fourteen (14) calendar days after receipt of written notice thereof from Centillion;

         (g) By CTI Group, if Centillion shall have breached or failed to perform any of its representations, warranties, covenants or other agreements contained in this Agreement, which breach or failure to perform (A) would give rise to the failure of a condition set forth in Section 6.2 and (B) has not been or is incapable of being cured by Centillion within fourteen (14) calendar days after its receipt of written notice thereof from CTI Group; or

         (h) By Centillion, in the event that CTI Group takes any action set forth in Section 5.10(b)(x).


Notwithstanding anything else contained in this Agreement, the right to terminate this Agreement under this Section 7.1 shall not be available to any party (a) that is in material breach of its obligations hereunder or (b) whose failure to fulfill its obligations or to comply with its covenants under this Agreement has been the cause of, or resulted in, the failure to satisfy any condition to the obligations of either party hereunder.

7.2 Effect of Termination. In the event of termination of this Agreement by either Centillion or CTI Group as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of CTI Group or Centillion or their respective directors or officers except with respect to Section 5.3, the second sentence of Section 5.6, Section 7.3, this
Section 7.2 and Article VIII. Termination of this Agreement will not relieve a breaching party from liability for any willful and material breach by such party of any of its representations, warranties, covenants or agreements set forth in this Agreement.

7.3 Fees and Expenses.

         (a) Except as otherwise provided herein, whether or not the Merger is consummated, all costs and expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

         (b) Termination Fee. If this Agreement is terminated by CTI Group pursuant to Section 5.10(b), then CTI Group shall pay to Centillion, in cash, within five Business Days after the termination of this Agreement a non-refundable fee in the amount of $1,500,000, which fee shall be Centillion's sole and exclusive remedy for such termination.

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

                                  ARTICLE VIII
                                 INDEMNIFICATION

8.1 Indemnification

         (a) Subject to the terms and conditions of this Article VIII, Centillion shall indemnify, defend and hold harmless CTI Group and its shareholders as they exist immediately prior to the Effective Time (the "CTI Shareholders") for a period of one year after the Effective Time, from and against all losses, claims, damages, liabilities and expenses, including interest, penalties and reasonable attorney's fees and expenses (collectively "Damages"), resulting or arising, directly or indirectly, from a breach of any representation, warranty or agreement of Centillion contained in or made part of this Agreement.

         (b) Subject to the terms and conditions of this Article VIII, CTI Group shall indemnify, defend and hold harmless Centillion and its shareholder as they existed prior to the Effective Time (the "CDS Shareholders") for a period of one year after the Effective Time, from and against all Damages resulting or arising, directly or indirectly, from a breach of any representation, warranty or agreement of CTI Group contained in or made pursuant to this Agreement.

8.2 Conditions of Indemnification

                  The obligations and liabilities of Centillion and CTI Group as indemnifying parties (each, an "Indemnified Party") to indemnify CTI Group and Centillion, respectively (each, an "Indemnified Party"), under Section 8.1 shall be subject to the following terms and conditions:

         (a) In the event that CTI Group or the CTI Shareholders is the Indemnified Party, its claims for Damages shall be made by the Class III (as defined in the Surviving Corporation's Articles of Incorporation) to the Board of Directors. In the event that Centillion or the CDS Shareholders is the Indemnified Party, its claim for Damages shall be made by the Class I and Class II Directors (as defined in the Surviving Corporation's Articles of Incorporation) to the Board of Directors. The Indemnified Party shall give the Board of Directors prompt notice of any such claim and all claims for Damages must be made within one year after the Effective Time. In the event the claim is the result of an action or threatened action by a third party, the Indemnifying Party shall have the right to undertake the defense thereof by representatives chosen by it. If the Indemnifying Party, within a reasonable time after notice of any such claim by a third party, fails to defend an Indemnified Party against which such claim has been asserted, such Indemnified Party shall (upon further notice to the Board of Directors) have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of Indemnifying Party, subject to the right of the Indemnifying Party to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof.

         (b) Any decision made by the Board with respect to claims for Damages asserted by Centillion or CDS Shareholders as Indemnifying Party, shall require the affirmative vote of majority of the Class III Directors. Any vote by the Board of Directors with respect to claims for Damages asserted by CTI Group or CTI Shareholders shall require the affirmative vote of a majority of the Class I and Class II Directors. In the event that an Indemnified Party is unable to obtain the foregoing affirmative vote, it shall be entitled to submit the claim for Damages to final and binding arbitration in Philadelphia, Pennsylvania, before a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association.

8.3 Remedies

         (a) In the event that pursuant to this Article VIII Damages are found to be due CTI Group or CTI Shareholders then all amounts of Class A Common Stock that would otherwise be issued either as a result of the distribution of Escrow Stock, conversion of amounts under the Promissory Note or conversion of shares of Class B Common Stock, shall be reduced by an amount equal in value to such Damages. The number of shares by which such distribution or conversion shall be reduced, (i) shall be valued at $1.50 per share for the Escrow Stock, and (ii) shall be based upon the valuation per share to be used in connection with the conversion under the Promissory Note or for Class B Common Stock, as of the date that such distribution or conversion is to occur, as the case may be.

         (b) In the event that pursuant to this Article VIII Damages are found to be due Centillion or CDS Shareholders, then such Damages shall be satisfied solely and exclusively by the Surviving Corporation issuing an additional number of shares of Class A Common Stock to the Persons who received Merger Consideration, such number to be calculated by dividing the amount of the Damages by the Average Market Price on the date of determination by the Board of Directors or the arbitrators that such Damages are due (the "Determination Date") and multiplying that number by a fraction, the numerator of which is 100%, and the denominator of which is the percentage of the issued and outstanding Class A Common Stock on the Determination Date that is then owned by Persons who did not receive Merger Consideration, or by transferees of Merger Consideration.

         (c) The remedies set forth in Section 8.3(a) and (b) shall be the exclusive remedies for damages pursuant to this Article VIII.


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
                                   ARTICLE IX
                                  MISCELLANEOUS

9.1 Notices. All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed to have been duly given when delivered in person, by overnight courier or by facsimile to the respective parties as follows:

         If to Centillion, to:

         Centillion Data Systems, Inc.
         333 North Alabama Street, Suite 240
         Indianapolis, Indiana 46204
         Attn: John Cauffman, President

         with a copy to:

         Blank Rome Comisky & McCauley LLP
         One Logan Square
         Philadelphia, PA 19103
         Facsimile: (215) 569-5628
         Attn: A. Fred Ruttenberg, Esq.

         If to CTI Group, to:

         CTI Group (Holdings) Inc.
         2550 Eisenhower Avenue
         Norristown, PA 19403
         Attn: Anthony Johns

         with a copy to:

         Klehr, Harrison, Harvey, Brandzburg & Ellers LLP
         260 S. Broad Street
         Philadelphia, PA 19102
         Facsimile: (215) 568-6060
         Attn: Donald M. Millinger, Esq.

or such other address or facsimile number as such party may hereafter specify for the purpose by written notice to the other parties hereto. Each such notice, request or other communication shall be effective (i) if delivered in person, when such delivery is made at the address specified in this Section 9.1; (ii) if delivered by overnight courier, the next Business Day after such delivery is sent to the address specified in this Section 9.1; or (iii) if delivered by facsimile, when such facsimile is transmitted to the facsimile number specified in this Section 9.1 and the appropriate confirmation of receipt is received.

9.2 Survival of Representations and Warranties and Agreements. The representations and warranties and agreements contained herein and in any certificate or other writing delivered pursuant hereto shall not survive beyond the Effective Time except for the agreements set forth in Aticle III, Article IV, Sections 5.1(b), 5.3, 5.4, 5.6, 5.10, 7.3(a), 7.3(b) and Article VIII which shall survive the Effective Time for one year, and Section 5.11 and this Article IX, which shall survive the termination of this Agreement.

9.3 Amendment. This Agreement may be amended by CTI Group and Centillion at any time before or after any approval of this Agreement by the stockholders of CTI Group and/or Centillion, but, after any such approval, no amendment shall be made which decreases the Merger Consideration or which adversely affects the rights of Centillion's stockholders hereunder without the approval of a majority of the holders of common stock of Centillion. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

9.4 Extension; Waiver. At any time prior to the Effective Time, the parties hereto may (i) extend the time for the performance of any of the obligations or other acts of any other party hereto, (ii) waive any inaccuracies in the representations and warranties contained herein by any other party or in any document, certificate or writing delivered pursuant hereto by any other party or
(iii) waive compliance with any of the agreements of any other party or with any conditions to its own obligations. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

9.5 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto.

9.6 Governing Law. This Agreement shall be construed in accordance with and governed by the law of the State of Delaware applicable to agreements entered into and to be performed wholly within such State.

9.7 Jurisdiction. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of Delaware.

9.8 Counterparts; Effectiveness. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received counterparts hereof signed by all of the other parties hereto.

9.9 Entire Agreement; No Third-Party Beneficiaries. This Agreement and the other agreements referred to herein or executed contemporaneously herewith constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter of this Agreement, including the letter, dated November 18, 1999, among the parties hereto, which is of no further force and effect. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any party hereto. Except as set forth in Article VIII, this Agreement is not intended to confer upon any Person other than the parties hereto and their respective successors and assigns any rights or remedies.

9.10 Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

9.11 Schedules. Schedule references contained in Article III and Article IV of this Agreement are for convenience only and matters disclosed pursuant to one section, subsection or other provision of Article III or Article IV are deemed disclosed for all purposes of Article III and Article IV to the extent this Agreement requires such disclosure.

9.12 WAIVER OF JURY TRIAL. EACH OF CTI GROUP AND CENTILLION HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

9.13 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated so long as economic or legal substance of the transactions contemplated hereby are not effected in any manner materially adverse to any party. Upon such a determination, the parties shall negotiate in good faith to modify this Agreement so as to effect the original interest of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the fullest extent possible.


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

9.14 Disclosure Schedules. Any item disclosed in a Section of a party's Disclosure Schedule shall be deemed disclosed in other relevant Sections, regardless of whether specifically set forth therein.







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

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed by its respective authorized officer as of the day and year first above written.

                                              CTI GROUP (HOLDINGS) INC.


                                              By:
                                                 ------------------------------
                                                     Name:

                                                     Title:


                                              CENTILLION DATA SYSTEMS, INC.


                                              By:
                                                 ------------------------------
                                                     Name:

                                                     Title:

                                    EXHIBITS



         EXHIBIT A         SURVIVING CORPORATION - ARTICLES OF INCORPORATION
                           CAPITAL STOCK PROVISIONS

                  See Annex B, attached hereto

         EXHIBIT B         SURVIVING CORPORATION BYLAWS

                  See Annex C, attached hereto

         EXHIBIT C         DIRECTORS AND EXECUTIVE EMPLOYMENT

                  Intentionally omitted

         EXHIBIT D         SHAREHOLDER LLC PROMISSORY NOTE

                  See Annex D, attached hereto

         EXHIBIT E         ANTHONY JOHNS EMPLOYMENT AGREEMENT

                  Intentionally omitted

         EXHIBIT F         FORM OF PROMISSORY NOTE

                  See Annex E, attached hereto

         EXHIBIT G         DIVESTED CENTILLION SUBSIDIARIES

                  See Annex F, attached hereto

                 FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER

         This FIRST AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made this 1st day of May, 2000 by and between Centillion Data Systems, Inc. ("Centillion") and CTI Group Holdings, Inc. ("CTI Group").

                                   BACKGROUND

         A. Centillion agreed to merge with and into CTI Group pursuant to the Agreement and Plan of Merger ("Agreement") dated as of February 3, 2000.

         B. Section 7.1(b) of the Agreement provides that either Centillion or CTI Group may terminate the Agreement if the Effective Time (as defined therein) does not occur on or before June 30, 2000 (the "Termination Date").

         C. The parties hereto have mutually agreed to amend the Agreement to reflect a new Termination Date.

         NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree as follows:

         Section 7.1(b) of the Agreement shall be deleted in its entirety and replaced as follows:

                  (b) by either Centillion or CTI Group if the Effective Time shall not have occurred on or before September 30, 2000 (the "Termination Date"); provided, however, that the right to terminate this Agreement and under this Section 7.1(b) shall not be available to any party whose intentional failure to fulfill any material obligation under this Agreement has caused, or resulted in, the failure of the Effective Time to occur on or before the Termination Date;

         IN WITNESS WHEREOF, the parties have executed this Amendment the day and year first written above.


CENTILLION DATA SYSTEMS, INC.               CTI GROUP HOLDINGS, INC.


By:_______________________________          By:_________________________________

Name:_____________________________          Name:_______________________________

Title:____________________________          Title:______________________________

                SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER


         This SECOND AMENDMENT TO AGREEMENT AND PLAN OF MERGER is made this 1st day of May, 2000 by and between Centillion Data Systems, Inc. ("Centillion") and CTI Group Holdings, Inc. ("CTI Group").

                                   BACKGROUND

         A. Centillion agreed to merge with and into CTI Group pursuant to the Agreement and Plan of Merger ("Agreement") dated as of February 3, 2000.

         B. Section 3(a) of Exhibit A to the Agreement provides that the shares of Class CTIG B Common Stock may be converted into CTIG Class A Common Stock at a conversion rate equal to $2.25 per share for the first one (1) million shares and 88% of the then Current Market Value of CTIG Class A Common Stock for those shares converted in excess of one (1) million.

         C. The parties have mutually agreed that only the first 333,334 and not the first one (1) million shares of CTIG Class B Common Stock converted into CTIG Class A Common Stock shall be converted at $2.25 per share as currently reflected in the Agreement.

         NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound hereby, the parties hereto agree as follows:

         Section 3(a) of the Agreement shall be deleted in its entirety and replaced as follows:

                  (a) Conversion at the Corporation's Election. During the Initial Conversion Period the shares of Class B Common Stock shall be subject, in the sole discretion of the Board of Directors, to conversion into a number of shares of Class A Common Stock equal in value, on a per share equivalent basis, to the value of Centillion LLC, with the number of shares into which the Class B Common Stock will be converted to be determined as follows: during the first twelve (12) months of the Initial Conversion Period, the conversion would be based on the Class A Common Stock valued at (A) $2.25 per share (for the first 333,334 shares of Class A Common Stock so issued) and (B) an amount equal to 88% of the then Current Market Value of the Class A Common Stock, for any additional shares of Class A Common Stock (beyond 333,334 shares) so issued. During the remainder of the Initial Conversion Period all of the Class A Common Stock to be issued upon conversion of the Class B Common Stock under this Section 3(a) would be valued at an amount equal to 88% of the then current market value of the Class A Common Stock.


         IN WITNESS WHEREOF, the parties have executed this Second Amendment the day and year first written above.


CENTILLION DATA SYSTEMS, INC.               CTI GROUP HOLDINGS, INC.


By:_______________________________          By:_________________________________

Name:_____________________________          Name:_______________________________

Title:____________________________          Title:______________________________

                                                                       ANNEX B

                SURVIVING CORPORATION - ARTICLES OF INCORPORATION


1.       Total Authorized Shares.

         (a) Common Stock. The aggregate number of shares which the Corporation is authorized to issue is 50,000,000 common shares (collectively, the "Common Stock"), of which:

                  (i) 46,500,000 common shares shall be designated Class A Common Stock having a par value of $0.01 per share (the "Class A Common Stock"); and

                  (ii) 3,500,000 common shares shall be designated Class B Common Stock having a par value of $0.01 per share ("Class B Common Stock"). The Class A Common Stock and the Class B Common Stock are collectively referred to herein as the "Common Stock".

         (b) Rights and Preferences. Each share of Class A Common Stock and each share of Class B Common Stock shall, except as otherwise expressly provided in this Article, be identical in all respects and shall have equal rights, powers and privileges.

         (c) Issuance. The authorized shares of Class B Common Stock will be issued only (i) pursuant to the Agreement and Plan of Merger, dated __________ __, 2000 (the "Merger Agreement"), among Centillion Data Systems, Inc. and the Corporation, (ii) in a subdivision (by stock split or otherwise) of outstanding shares of Class B Common Stock, or (iii) as a stock dividend or share distribution (with respect to such shares of Class B Common Stock).

2.       Voting Rights.

         (a) General. Except with respect to the election of directors of the Corporation occurring prior to July 1, 2003 which shall be governed by the provisions of Section 2(b) below, and except as may otherwise be required by laws of the State of Delaware, the holders of shares of Class A Common Stock and the holders of shares of Class B Common Stock shall be entitled to one (1) vote for each share of such stock held, shall vote as one class with respect to all matters to be voted on by shareholders of the Corporation, and no separate vote or consent of the holders of shares of Class A Common Stock, the holders of share of Class B Common Stock (or the holders of shares of any other class or series of stock of Corporation) shall be required for the approval of any such matter.

         (b) Board of Directors. The Board of Directors shall be divided into three classes, which shall be as nearly equal in number as possible. Directors of each class shall serve for a term of three years, and until their successors shall have been elected and qualified. Upon the adoption of these Articles and the filing of the Certificate of Merger with the Delaware Secretary of State, the existing Board of Directors shall be reclassified. Each Director of the reclassified Board of Directors shall be placed in one of the three classes, and the initial term of office of each such class shall (except in the event of his earlier resignation or removal) expire at the annual shareholders' taking place in the year set forth opposite such Director's name (or, if later, upon the election and qualification of his successor), as follows:

Name                                  Class                   Term Expires
---------------------------           -------------           -----------------
Harold Garrison                       I                       2001
Salah Osseiran

Michael H. Leeds                      II                      2002
Tom Grein

Graham Bevington                      III                     2003
Rupert Armitage
Anthony P. Johns


                  (i) For any meeting of Shareholders held prior to July 1, 2003, the holders of Class B Common Stock, voting together as a single class, shall have the right to elect the Class I Directors;

                  (ii) For any meeting of Shareholders held prior to July 1, 2003, the holders of Class B Common Stock, voting together as a single class, shall have the right to elect the Class II Directors;

                  (iii) For any meeting of Shareholders held prior to July 1, 2003, any vacancies with respect to Class I or Class II Directors shall be filled by the remaining Class I and Class II Directors voting as a group, or with respect to a Class III Director by the remaining Class III Directors; and

                  (iv) If, prior to July 1, 2003, there is any increase or decrease in the number of Directors, such Directors shall be assigned as Class I, II or II so that the holders of Class B Common Stock, voting togther as a single class, maintain a majority of the Board of Directors.


3.       Conversion of Class B Common Stock.

         The Class B Common Stock shall be subject to conversion as follows:

         (a) Conversion at the Corporation's Election. During the Initial Conversion Period the shares of Class B Common Stock shall be subject, in the sole discretion of the Board of Directors, to conversion into a number of shares of Class A Common Stock equal in value, on a per share equivalent basis, to the value of Centillion LLC, with the number of shares into which the Class B Common Stock will be converted to be determined as follows: during the first twelve
(12) months of the Initial Conversion Period, the conversion would be based on the Class A Common Stock valued at (A) $2.25 per share (for the first 333,334 shares of Class A Common Stock so issued) and (B) an amount equal to 88% of the then Current Market Value of the Class A Common Stock, for any additional shares of Class A Common Stock (beyond 333,334 shares) so issued. During the remainder of the Initial Conversion Period all of the Class A Common Stock to be issued upon conversion of the Class B Common Stock under this Section 3(a) would be valued at an amount equal to 88% of the then current market value of the Class A Common Stock.

         (b) Conversion at the election of the holders of Class B Common Stock. During the Interim Conversion Period, the shares of Class B Common Stock, at the election of the holders of more than 50% of the outstanding shares of such Class B Common Stock, shall be converted into shares of Class A Common Stock in the manner set forth in Section 3(a) above but using the valuation applicable to conversions occurring subsequent to the first twelve (12) months of the Initial Conversion Period.

         (c) Mandatory Conversion. Upon the occurrence of a Covered Disposition, all of the issued and outstanding shares of Class B Common Stock shall be converted into shares of Class A Common Stock equal in value, on a per share equivalent basis, to the value of Centillion LLC, with the conversion based on 100% of the then current market value of the Class A Common Stock to be issued upon such conversion; provided, however, that in no event shall a mandatory conversion under this Section 3(c) occur earlier than the fourth anniversary of the Effective Time under the Merger Agreement.

         (d) Valuation Procedures. In the event an appraisal is required under these Articles of Incorporation with respect to the market value of Centillion LLC or the Class B Common Stock, the Class III Directors will appoint a qualified appraiser to determine such value. If the appraiser so appointed by the Class III Directors is not acceptable to the Class I and Class II Directors, then the Class I and Class II Directors shall appoint a qualified appraiser to determine such value. If the appraiser appointed by the Class I and Class II Directors is not acceptable to the Class III Directors, the two appraisers so selected shall appoint a third appraiser who shall perform such appraisal and the results thereof shall be binding upon all of the parties, with the cost of the appraisal to be paid by the Corporation.

         (e) Definitions.  For purposes of this Section 3,

                  (i) The term "Initial Conversion Period" shall mean the period beginning on the Effective Time under the Merger Agreement and ending on the earlier to occur of (x) the second anniversary of such date, or (y) the date on which those persons who were the original recipients of the Merger Consideration cease to own, collectively fifty-one percent (51%) or more of the issued and outstanding shares of Common Stock of the Corporation received pursuant to the Merger; and

                  (ii) The term "Interim Conversion Period" shall mean the three
(3) year period commencing immediately upon the expiration of the Initial Conversion Period and ending on the third anniversary of such commencement date.

         (f) Conversion Procedures. Any such conversion may be effected by surrendering such holder's certificate or certificates for the stock to be converted, duly endorsed, at the office of the Corporation or any transfer agent. If so required by the Corporation, any certificate for shares surrendered for conversion shall be accompanied by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares or the duly authorized representative of such holder. Promptly thereafter, the Corporation shall issue and deliver to such holder or such holder's nominee or nominees, a certificate or certificates for the number of shares of Class A Common Stock to which such holder shall be entitled as herein provided. All conversions are to be effective, and valued, as of the last day of the calendar quarter in which the election or event giving rise to mandatory conversion occurs.

4.       Dividends; Discrimination Between or Among Classes of Common Shares.

         The Board of Directors shall have the sole authority and discretion to declare and pay dividends on (i) the Class A Common Stock and (iii) the Class B Common Stock, in equal or unequal amounts (including declaring and paying dividends on one or more class of shares while declaring and paying no dividends, or a different dividend, on one or more other classes of shares); provided, however, that whenever a dividend is paid to the holders of the Class B Common Stock, the Corporation shall also pay to the holders of Class A Common Stock a dividend per share equal to or greater than the dividend per share paid to the holders of Class B Common Stock unless a different dividend amount (or no dividend) has been authorized by a 2/3's majority of the Board of Directors.

5.       Liquidation.

         In the event of a liquidation, dissolution or winding up of the corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the corporation the holders of the shares of Class A Common Stock and the holders of the shares of Class B Common Stock shall share in the aggregate in the funds of the Corporation remaining for distribution to its common shareholders in the same proportions as (i) the net assets of Centillion LLC bear to (ii) the net assets of the corporation without regard to the net assets of Centillion LLC. Neither the consolidation or merger of the corporation with or into any other corporation or corporations nor the sale, transfer or lease of all or substantially all of the assets of the corporation shall itself be deemed to be a liquidation, dissolution or winding up of the corporation within the meaning of this Paragraph 5 of this Article. Notwithstanding anything to the contrary herein, the holders of the Class B Common Stock shall have no rights to the specific assets owned by Centillion LLC at the time of liquidation, dissolution or winding up of the Corporation.

6.       Determinations by the Board of Directors.

         Any determinations made by the Board of Directors under any provision in this Article shall be final and binding on all shareholders of the corporation, except as may otherwise be required by law. The Corporation shall prepare a statement of any such determination by the Board of Directors respecting the fair market value of any properties, assets or securities and shall file such statement with the Secretary of the corporation. The Board of Directors shall establish an Executive Committee to be composed of one Class III Director and two Directors from Class I And Class II selected by each class of Directors. All decisions of the Corporation or by the Directors required (i) by these Articles, (ii) by any other Agreement, or (iii) otherwise, with respect to Centillion LLC shall be made by the Executive Committee.

7.       Relationship Between the Centillion Group and the Corporation.

         The Directors of the Corporation shall require Centillion LLC to preserve, maintain and maximize the value of its assets, and any contracts with respect to, utilization of, or transfer of any of Centillion LLC's assets between and among Centillion LLC and any other party (including the Corporation and its other affiliates) shall be pursuant to transactions entered into at arm's-length.

8.       Certain Definitions.

         Unless the context otherwise requires, the terms defined in this Section shall have, for all purposes of this Article, the meanings herein specified:

         "Centillion LLC" shall mean the Delaware limited liability company included in the assets of Centillion Data Systems, Inc. immediately prior to the Effective Time specified in the Merger Agreement.

         "Common Stock Group" shall mean, as of any date, the interest of the Corporation or any subsidiary in all of the businesses in which the Corporation or any subsidiary is or has been engaged, directly or indirectly, and the respective assets and liabilities of the Corporation or any subsidiary, other than any businesses, assets or liabilities of Centillion LLC.

         "Covered Disposition" shall mean: (a) any direct or indirect sale, transfer or conveyance by the Corporation of fifty percent (50%) or more of either its equity interest in the LLC or the assets of the LLC; or (b) any grant of any pledge or other security interest in fifty percent (50%) or more of either the equity interest of the Corporation in Centillion LLC or the assets of Centillion LLC; or

(c) any of the occurrences described in (a) or (b) which results in the Corporation's receipt of more than $7,500,000.

         "Current Market Value of the Class A Common Stock" shall mean the average of the daily last reported sale price per share of the Class A Common Stock on the NASDAQ National Market System (or if such stock is then listed on the New York Stock Exchange, on such Exchange) during the most recent twenty
(20) consecutive full Business Days before such date, provided that if there was no reported sale on any such day or days, there shall be substituted the average of the closing bid and asked quotations on that Market or Exchange on that day or days, and provided further that, if the Class A Common Stock is not listed on that Market or Exchange on any such day or days, there shall be substituted the comparable sale price or average of bid and asked quotations on the principal national securities exchange on which such Class A Common Stock is so listed, or if not so listed on any national securities exchange, the average of the highest bid and the lowest asked quotations in the over-the-counter market that day or days.

9.       Amendments.

         (a) Except as provided for in subparagraph (b) below, this Certificate of Incorporation shall be amended in the manner provided for in the Delaware General Corporation Law.

         (b) Until July 1, 2003, except for amendments as a result of acquisitions or capital raising, which amendments shall not be governed by this subparagraph (b), all amendments to this Certificate of Incorporation shall require, prior to submission to shareholders, the affirmative vote of a majority of the Board of Directors, which vote must contain the affirmative vote of at least one (1) Class III Director.

                                                                       ANNEX C

                          SURVIVING CORPORATION BYLAWS

Section 5.2. Term of Office.

         The Board of Directors shall be divided into three classes with each class serving three-year terms. As a result of an Amendment to the Certificate of Incorporation filed in 2000, the Board was re-classified and each director placed in one of three classes. The directors in Class I shall hold office for a term expiring at the next annual meeting (to be held in 2001), the directors in Class Il shall hold office for a term expiring at the second succeeding annual meeting, and the directors in Class III shall hold office for a term expiring at the third succeeding annual meeting.

         At each annual shareholders meeting con-imencing at the annual meeting to be held in 2001, the number of directors equal to the number of directors in the class whose term expires at the time of such meeting shall be elected to hold office until the third succeeding annual meeting of shareholders following such meeting. Each director so elected shall hold office until his term expires and his successor is elected and qualified, or until his earlier resignation or removal.

         Section 5.5. Vacancies. Except as otherwise provided in the Certificate of Incorporation, vacancies in the Board of Directors, including vacancies resulting from an increase in the number of directors, shall be filled by the vote of a majority of the remaining members of the Board though less than a quorum; provided, that whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be fffled by a majority of the directors elected by such class or classes or series thereof then in office or by the sole remaining director so elected, and each person so elected shall be a director until his or her successor is elected by the stockholders, or until his or her earlier resignation or removal.

Section 5.8. Committees.

         Section 1. (a) The Board of Directors may, by resolution adopted by a majority of the votes entitled to be cast by the entire board, alter or eliminate the committees of the board described in Section 2 below or designate one or more other committees, each committee to consist of one or more directors. Any such committee, to the extent provided in such resolution or these bylaws, shall have and exercise all of the authority of the Board of Directors in the management of the corporation, except as otherwise required by law. Such committee or committees shall have such name or names as may be determined from time to time by resolution adopted by the Board of Directors. The Board of Directors may, by resolution adopted by a majority of the votes entitled to be cast by the entire board, fill any vacancy in any such committee, appoint one or more directors to serve as alternate members of any such committee, to act in the absence or disability of members of any such comittee.

with all the powers of such absent or disabled members, abolish any such committee at its pleasure, and remove any director from membership on such committee at any time, with or without cause.

                       (b) Each committee of the Board of Directors formed pursuant to this section shall keep regular minutes of its meetings and actions taken at a meeting of any such committee shall be reported to the board at its next meeting following such committee meeting; except that, when the meting of the board is held within two days after the committee meeting, such report shall, if not made at the first meeting, be made to the board at its second meeting following such committee meeting unless otherwise required by law to be earlier reported.

         Section 2. The present standing committees of the board are as follows:

         Executive Committee. An Executive Committee shall be composed of one Class I, one Class II and one Class III director. All decisions of the corporation with respect to Centillion, L.L.C. shall be made by the Executive Committee. The Executive Committee shall have such other duties and powers as are established by resolution of the Board of Directors.

         Audit Committee. The Audit Committee shall be composed of two members of the board as may from time to time be chosen by the Board of Directors, none of whom shall be an employee of the corporation. The Audit Committee shall have the authority and responsibility to (a) hire one or more firms of independent public accountants to audit the corporation's books, records and financial statements and to review the corporation's systems of accounting (including its system of internal controls); (b) discuss with such independent public accountants the results of such audit and review; (c) periodically conduct independent reviews of the corporation's systems of accounting (including its system of internal control); and (d) periodically make reports to the board with respect to its findings.

         Nominating Committee. The Nominating Committee shall be composed of three members of the board as may from time to time be chosen by the Board of Directors. The Nominating Committee shall (a) make recommendations to the board with respect to management nominees to the board, (b) review such shareholder nominees to the board as may be submitted to the corporation, and (c) periodically report to the board with respect to its findings.

         Section 11.1 These By-Laws may be amended or repealed at any regular or special meeting of the Board of Directors by the majority vote of the Board of Directors, or an any regular or special meeting of the stockholders (or by written consent as provided in Section 228 of the Delaware Corporation Law, as amended), by the majority vote of the total outstanding shares of the corporation, as provided by law. These By-Laws may be amended without a meeting of the Board of Directors by a resolution adopted and signed by all members of the Board of Directors.

                                                                      ANNEX D

                         SHAREHOLDER LLC PROMISSORY NOTE

         not  to exceed $11,500,000               Dated: February __, 2000

         FOR VALUE RECEIVED and intending to be legally bound, the undersigned, a Delaware Limited Liability Company ("Maker"), promises to pay to the order of Centillion Data Systems, Inc. (the "Payee") the maximum Principal Sum of Eleven Million Five Hundred Thousand Dollars ($11,500,000), together with interest thereon on the unpaid portion at the Rate.

         Principal and Interest shall be paid upon the earlier to occur of the following:

         1. A "Liquidity Event" to the extent of such Liquidity Event, or
         2. Ten years from the date of this Note (the "Maturity Date").

         A "Liquidity Event" shall mean the actual receipt of cash by Maker upon the sale of all or part of the Collateral after the making of a Permitted Distribution. A "Permitted Distribution" shall be Maker's right to distribute to its members forty-two percent (42%) of any cash received upon the sale of all or part of any Collateral. Maker shall send Payee written notification within five
(5) days of a Liquidity Event.

         All sums realized by the Holder on account of this Note, from whatever source received, shall be applied first to any substantiated fees, costs and expenses (including reasonable attorney's fees) incurred by the Holder, second to accrued and unpaid interest, and then to principal.

         As security for this Note, Maker hereby grants, conveys, and assigns to the Payee a security interest in the property described in Exhibit "A" to this Note ("Collateral"). Maker shall have the absolute right to sell all or part of the Collateral for a price equal to or greater than the value set forth on Exhibit "A," without the consent of Payee, provided that fifty-eight percent (58%) of the proceeds of such sale are paid to Payee as a Liquidity Event as provided above.

         The nonpayment when due of any amount payable under this Note within fifteen (15) days after the date due and written demand shall be an "Event of Default".

         Upon the Event of Default or in the event this Note remains unpaid after the Maturity Date, Payee shall have the right to sell all or part of the Collateral in any commercially reasonable manner to satisfy the balance due under this Note. Such rights with respect to the Collateral shall be Payee's exclusive remedy. Payee shall not have the right to collect any balance due under this Note from any assets of Maker not included as part of the Collateral.

         The Rate shall mean ____ percent (___%) per annum.**

         Maker shall have the privilege, without premium or penalty, of prepaying this Note, at any time, in whole or in part, provided that each prepayment shall be accompanied by accrued interest on the amount prepaid.

         Upon an Event of Default, this Note shall, at Payee's option, become immediately due and payable in full without further notice to or demand on Maker of any kind and without presentment, demand or protest, notice of dishonor and notice of protest, all of which are hereby waived.

         In the event that the Holder engages an attorney to represent it in connection with (a) any Event of Default, (b) any potential and/or actual bankruptcy or other insolvency proceedings commenced by or against the Maker and/or (c) any actual litigation arising out of or related to any of the foregoing, or any of the Obligations, then the Maker shall be liable to and shall reimburse the Holder on demand for all reasonable attorneys' fees, costs and expenses incurred by the Holder in connection with any of the foregoing. The Maker shall also be liable and shall also reimburse the Holder on demand for all other reasonable, substantiated costs and expenses (including reasonable attorney's fees) incurred by the Holder in connection with the enforcement of the Obligations.

         No extension of time for payment granted by the Holder of all or any part of the amount owing on this Note at any time shall affect the liability of the Maker hereunder.

         Acceptance by the Holder of any payment after any Event of Default shall not operate to extend the time of payment of any amount then remaining unpaid and shall not constitute a waiver of any future installments, such Event of Default or any other rights of the Holder under this Note. No delay by the Holder in exercising any power or right shall operate as a waiver of any power or right held by the Holder. The Maker hereby waives presentment for payment, demand, protest, or notice of protest. No single or partial exercise of any power or right shall preclude other or future exercise of the power or right, or the exercise of any other power or right. The waiver of any default or grounds for acceleration by the Holder shall not operate as a waiver of any subsequent default, or grounds for acceleration of any power or right that the Holder may have under the terms of this Note.

         No waiver or modification of the terms of this Note shall be valid unless in writing, signed by the Maker and the Holder, and appended hereto.

         This Note and all questions relating to its validity, interpretation, performance, remediation and enforcement (including, without limitation, provisions concerning limitations of actions) shall be governed by and construed in accordance with the domestic laws of the State of Delaware, notwithstanding any choice-of-laws doctrines of such jurisdiction or any other jurisdiction which ordinarily would cause the substantive law of another jurisdiction to apply, without the aid of any canon, custom or rule of law requiring construction against the draftsman.

         If any provision of this Note or the application thereof is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall not be affected thereby, and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

         Waiver of Jury Trial. THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF , UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE HOLDER. THE MAKER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE OR DESCRIPTION IN ANY LITIGATION RELATING TO THE PURCHASE DOCUMENTS OR THIS NOTE OR ANY LIABILITY THEREUNDER OR HEREUNDER, OR ENFORCEMENT OF REMEDIES THEREUNDER OR HEREUNDER.

         IN WITNESS WHEREOF, Maker has caused this instrument to be executed on its behalf by its duly authorized officer, on the date first set forth above.


                                            DELAWARE LIMITED LIABILITY
                                            COMPANY


                                            By: _____________________________
                                                Manager


**The then applicable federal rate will be inserted at the time this note is executed.

                         Exhibit "A" to Promissory Note


                              Intentionally Omitted

                                                                        ANNEX E

                                (Patent LLC Note)

                             FORM OF PROMISSORY NOTE

$2,000,000                                             Dated: __________, 2000

         FOR VALUE RECEIVED and intending to be legally bound, the undersigned, a Delaware Limited Liability Company ("Maker"), promises to pay to the order of ______________ (the "Payee") the Principal Sum of Two Million Dollars ($2,000,000), together with interest thereon on the unpaid portion at the Rate.

         Maker shall, from time to time, request from Payee advances up to the aggregate face amount of this Note ("Advance"). The proceeds of Advances shall be used to cover the costs associated with any Enforcement Action. Once an Advance has been repaid from the proceeds of a Recovery Event or a prepayment, in accordance with the terms hereof, the amount of Advances that Maker may request under this Note shall be reduced by the amount of such Recovery Event or prepayment.

         Principal and Interest shall be paid upon the earlier to occur of the following:

         1.       A "Recovery Event " to the extent of such Recovery Event, or

         2.       Five years from the date of this Note (the "Maturity Date").

         A "Recovery Event" shall mean the Net Cash Received from any settlements or judgments from parties which are either defendants or who may be defendants in any action for the enforcement or infringement of any patent rights under U.S. Patent Nos. 5287270 and 5325290 ("Enforcement Action") after the making of a Permitted Distribution. A "Permitted Distribution" shall be Maker's right to distribute to its member a percentage, equal to that member's Applicable Tax Rate, of any Net Cash Received upon the recovery under any Enforcement Action. "Applicable Tax Rate" shall mean the tax rate that applies to Maker's member based upon the net income reported in the member's latest annual financial statement filed with the Securities and Exchange Commission. "Net Cash Received" shall mean the actual receipt of cash by Maker after payment of legal fees and other expenses related to the Enforcement Action. Maker shall send Payee written notification within five (5) days of a Recovery Event.

         All sums realized by the Holder on account of this Note, from whatever source received, shall be applied first to any substantiated fees, costs and expenses (including reasonable attorney's fees) incurred by the Holder, second to accrued and unpaid interest, and then to principal.

         As security for this Note, Maker hereby grants, conveys, and assigns to the Payee a security interest in the property described in Exhibit "A" to this Note ("Collateral").

         The nonpayment when due of any amount payable under this Note within fifteen (15) days of the date due and written notice thereof shall be an "Event of Default".

         Upon an Event of Default, this Note shall, at Payee's option, become immediately due and payable in full without further notice to or demand on Maker of any kind and without presentment, demand or protest, notice of dishonor and notice of protest, all of which are hereby waived.

         In the Event of Default, Payee shall have the right to sell all or part of the Collateral in any commercially reasonable manner to satisfy the balance due under this Note. Such rights with respect to the Collateral shall be Payee's exclusive remedy. Payee shall not have the right to collect any balance due under this Note or for expenses, fees or other charges provided for in the next paragraph from any assets of Maker not included as part of the Collateral.

         In the event that the Holder engages an attorney to represent it in connection with (a) an Event of Default, (b) any potential and/or actual bankruptcy or other insolvency proceedings commenced by or against the Maker and/or (c) any actual litigation arising out of or related to any of the foregoing, or any of the Obligations, then the Maker shall be liable to and shall reimburse the Holder on demand for all reasonable attorneys' fees, costs and expenses incurred by the Holder in connection with any of the foregoing. The Maker shall also be liable and shall also reimburse the Holder on demand for all other reasonable, substantiated costs and expenses (including reasonable attorney's fees) incurred by the Holder in connection with the enforcement of the Obligations.

         No extension of time for payment granted by the Holder of all or any part of the amount owing on this Note at any time shall affect the liability of the Maker hereunder.

         Acceptance by the Holder of any payment after any Event of Default shall not operate to extend the time of payment of any amount then remaining unpaid and shall not constitute a waiver of any future installments, such Event of Default or any other rights of the Holder under this Note. No delay by the Holder in exercising any power or right shall operate as a waiver of any power or right held by the Holder. The Maker hereby waives presentment for payment, demand, protest, or notice of protest. No single or partial exercise of any power or right shall preclude other or future exercise of the power or right, or the exercise of any other power or right. The waiver of any default or grounds for acceleration by the Holder shall not operate as a waiver of any subsequent default, or grounds for acceleration of any power or right that the Holder may have under the terms of this Note.

         No waiver or modification of the terms of this Note shall be valid unless in writing, signed by the Maker and the Holder, and appended hereto.

         This Note and all questions relating to its validity, interpretation, performance, remediation and enforcement (including, without limitation, provisions concerning limitations of actions) shall be governed by and construed in accordance with the domestic laws of the State of Delaware, notwithstanding any choice-of-laws doctrines of such jurisdiction or any other jurisdiction which ordinarily would cause the substantive law of another jurisdiction to apply, without the aid of any canon, custom or rule of law requiring construction against the draftsman.

         If any provision of this Note or the application thereof is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions hereof shall not be affected thereby, and each provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

                  The Rate shall mean ____ percent (___%) per annum.**

                  Maker shall have the privilege, without premium or penalty, of prepaying this Note, at any time, in whole or in part, provided that each prepayment shall be accompanied by accrued interest on the amount prepaid.

                  Waiver of Jury Trial. THE MAKER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF , UNDER, OR IN CONNECTION WITH THIS NOTE OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE HOLDER. THE MAKER HEREBY WAIVES THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR OFFSET OF ANY NATURE OR DESCRIPTION IN ANY LITIGATION RELATING TO THE PURCHASE DOCUMENTS OR THIS NOTE OR ANY LIABILITY THEREUNDER OR HEREUNDER, OR ENFORCEMENT OF REMEDIES THEREUNDER OR HEREUNDER.

                  IN WITNESS WHEREOF, Maker has caused this instrument to be executed on its behalf by its duly authorized officer, on the date first set forth above.


                                                      Centillion L.L.C.


                                             By:      _________________________
                                                      Manager


         ** The then applicable federal rate will be inserted at the time this
Note is executed.

                                                                       ANNEX F

                OPINION OF FIRST COLONIAL SECURITIES GROUP, INC.


         April 5, 2000

         Directors:

                  You have asked us to render our opinion as to the fairness as of the date hereof, from a financial point of view, to the shareholders of CTI Group (Holdings) Inc. ("CTIG") of the consideration to be paid to the shareholders of CTI Group (Holdings) Inc. in a proposed business combination of CTI Group (Holdings) Inc. and Centillion Data Systems Inc. ("CDS") pursuant to the Agreement and Plan of Merger dated February 4, 2000 between CTI Group (Holdings) Inc. and Centillion Data Systems Inc.

         We understand that each holder of Centillion Data Systems Inc. common stock will be entitled to exchange each share of Centillion Data Systems Inc. common stock for 9,747,404 shares of CTI Group (Holdings) Inc. common stock for the non-tracked assets of Centillion Data Systems Inc. and 3,500,000 shares of a special class of voting tracking stock of CTI Group (Holdings) Inc. common stock for the tracked assets of Centillion Data Systems Inc. subject to certain conditions and provisions of the Agreement.

         In developing our opinion as to the fairness of the amount of shares to be issued and price to be paid by the shareholders of CTI Group (Holdings) Inc., we have, among other things:

    o Reviewed the Annual Reports to Shareholders and Annual Reports on Form 10-K and related financial information of CTI Group (Holdings) Inc. for the two years ended March 31, 1999 and the audited financial information provided by Centillion Data Systems Inc. for the two year period ended December 31, 1999;

    o Reviewed the Quarterly Reports to Shareholders and Quarterly Reports on Form 10-Q of CTI Group (Holdings) Inc. for the fisca quarters ended September 30, 1999 and the audited financial information provided by Centillion Data Systems Inc. for the three months ended December 31, 1999;

    o Discussed with CTI Group (Holdings) Inc. management and Centillion Data Systems Inc. management the operations, financial condition and future prospects of their respective companies, including historical and projected financial performance, trends and business opportunities;

    o Reviewed the historical market prices and trading activity of CTI Group (Holdings) Inc. common stock;

    o Compared the results of operations of CTI Group (Holdings) Inc. and Centillion Data Systems Inc. with those of certain companies designing, developing, marketing and supporting data processing software and services for managing telecommunications systems which we deemed to be reasonably similar to CTI Group (Holdings) Inc. and Centillion Data Systems Inc.;

    o Compared the combination of CTI Group (Holdings Inc. and Centillion Data Systems Inc. with certain other mergers and acquisitions of companies supporting data processing software and services for the telecommunications industry which we deemed to be reasonably similar to the proposed transaction;

    o Read the Agreement, employment agreements, promissory notes and related documents dated February 4, 2000;

    o Such other information, financial studies and analyses, and financial, economic and market data that we considered relevant to our opinion.

            In arriving at our opinion, we also have considered the relative contributions of each company to, and resulting share in, the pro forma combined balance sheet and income statement of the combined entity, including revenues, net income, and net worth, as well as the pro forma per share earnings, dividends, and book value.

            In preparing our opinion, we have relied upon CTI Group (Holdings) Inc. and Centillion Data Systems Inc. with respect to the accuracy and completeness of the financial and other information provided by each company. We have neither independently verified such information, including financial information, nor made any independent evaluation of any of the assets of CTI Group (Holdings) Inc. and Centillion Data Systems Inc.

            On the basis of our review and analysis as discussed above, it is our opinion that as of the date hereof, the consideration to be paid by the shareholders of CTI Group (Holdings) Inc. pursuant to the proposed business combination is fair from a financial point of view to the shareholders of CTI Group (Holdings) Inc.



     Very truly yours,


     /s/

     First Colonial Securities Group, Inc.

                                                                     ANNEX G

                 ss.262 OF THE DELAWARE GENERAL CORPORATION LAW


            (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss.ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

            (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss.ss. 251 (other than a merger effected pursuant to ss.ss. 251(g) of this title), ss.ss. 252, ss.ss. 254, ss.ss. 257, ss.ss. 258, ss.ss. 263 or ss.ss. 264 of this title:

                  (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss.ss. 251 of this title.

                  (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss.ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

                           a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

                           b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

                           c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

                           d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

                  (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss.ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

            (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

            (d) Appraisal rights shall be perfected as follows:

                  (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

                  (2) If the merger or consolidation was approved pursuant to ss.ss. 228 or ss.ss. 253 of this title, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or
    (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constitutent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

            (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and
    (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

            (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

            (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

            (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

            (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

            (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

            (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

            (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                                                                         ANNEX H

               ss. 23-1-44 OF THE INDIANA BUSINESS CORPORATION ACT


     IC 23-1-44-1
     Sec. 1. As used in this chapter, "corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring corporation by merger or share exchange of that issuer. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-2
     Sec. 2. As used in this chapter, "dissenter" means a shareholder who is entitled to dissent from corporate action under section 8 of this chapter and who exercises that right when and in the manner required by sections 10 through 18 of this chapter. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-3
     Sec. 3. As used in this chapter, "fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-4
     Sec. 4. As used in this chapter, "interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at a rate that is fair and equitable under all the circumstances. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-5
     Sec. 5. As used in this chapter, "record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares to the extent that treatment as a record shareholder is provided under a recognition procedure or a disclosure procedure established under IC 23-1-30-4. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-6
     Sec. 6. As used in this chapter, "beneficial shareholder" means the person who is a beneficial owner of shares held by a nominee as the record shareholder. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-7
     Sec. 7. As used in this chapter, "shareholder" means the record shareholder or the beneficial shareholder. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-8
     Sec. 8. (a) A shareholder is entitled to dissent from, and obtain payment of the fair value of the shareholder's shares in the event of, any of the following corporate actions:
     (1) Consummation of a plan of merger to which the corporation is a party if:
     (A) shareholder approval is required for the merger by IC 23-1-40-3 or the articles of incorporation; and
     (B) the shareholder is entitled to vote on the merger.
     (2) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan.
     (3) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one (1) year after the date of sale.
     (4) The approval of a control share acquisition under IC 23-1-42.
     (5) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.
     (b) This section does not apply to the holders of shares of any class or series if, on the date fixed to determine the shareholders entitled to receive notice of and vote at the meeting of shareholders at which the merger, plan of share exchange, or sale or exchange of property is to be acted on, the shares of that class or series were:
     (1) registered on a United States securities exchange registered under the Exchange Act (as defined in IC 23-1-43-9); or
     (2) traded on the National Association of Securities Dealers, Inc. Automated Quotations System Over-the-Counter Markets _ National Market Issues or a similar market.

     (c) A shareholder:
     (1) who is entitled to dissent and obtain payment for the shareholder's shares under this chapter; or
     (2) who would be so entitled to dissent and obtain payment but for the provisions of subsection (b);
     may not challenge the corporate action creating (or that, but for the provisions of subsection (b), would have created) the shareholder's entitlement. As added by P.L.149-1986, SEC.28. Amended by P.L.107-1987, SEC.19.

     IC 23-1-44-9
     Sec. 9. (a) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the shareholder's name only if the shareholder dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf the shareholder asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which the shareholder dissents and the shareholder's other shares were registered in the names of different shareholders.

     (b) A beneficial shareholder may assert dissenters' rights as to shares held on the shareholder's behalf only if:
     (1) the beneficial shareholder submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and
     (2) the beneficial shareholder does so with respect to all the beneficial shareholder's shares or those shares over which the beneficial shareholder has power to direct the vote. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-10
     Sec. 10. (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is submitted to a vote at a shareholders' meeting, the meeting notice must state that shareholders are or may be entitled to assert dissenters' rights under this chapter.
     (b) If corporate action creating dissenters' rights under section 8 of this chapter is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in section 12 of this chapter. As added by P.L.149-1986, SEC.28. Amended by P.L.107-1987, SEC.20.

     IC 23-1-44-11
     Sec. 11. (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights:
     (1) must deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for the shareholder's shares if the proposed action is effectuated; and
     (2) must not vote the shareholder's shares in favor of the proposed action.
     (b) A shareholder who does not satisfy the requirements of subsection (a) is not entitled to payment for the shareholder's shares under this chapter. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-12
     Sec. 12. (a) If proposed corporate action creating dissenters' rights under section 8 of this chapter is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of section 11 of this chapter.
     (b) The dissenters' notice must be sent no later than ten (10) days after approval by the shareholders, or if corporate action is taken without approval by the shareholders, then ten (10) days after the corporate action was taken. The dissenters' notice must:
     (1) state where the payment demand must be sent and where and when certificates for certificated shares must be deposited;
     (2) inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;
     (3) supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not the person acquired beneficial ownership of the shares before that date;
     (4) set a date by which the corporation must receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the subsection (a) notice is delivered; and
     (5) be accompanied by a copy of this chapter. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-13
     Sec. 13. (a) A shareholder sent a dissenters' notice described in IC 23-1-42-11 or in section 12 of this chapter must demand payment, certify whether the shareholder acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice under section 12(b)(3) of this chapter, and deposit the shareholder's certificates in accordance with the terms of the notice.
     (b) The shareholder who demands payment and deposits the shareholder's shares under subsection (a) retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.
     (c) A shareholder who does not demand payment or deposit the shareholder's share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for the shareholder's shares under this chapter and is considered, for purposes of this article, to have voted the shareholder's shares in favor of the proposed corporate action. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-14
     Sec. 14. (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under section 16 of this chapter.
     (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-15
     Sec. 15. (a) Except as provided in section 17 of this chapter, as soon as the proposed corporate action is taken, or, if the transaction did not need shareholder approval and has been completed, upon receipt of a payment demand, the corporation shall pay each dissenter who complied with section 13 of this chapter the amount the corporation estimates to be the fair value of the dissenter's shares.
     (b) The payment must be accompanied by:
     (1) the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;
     (2) a statement of the corporation's estimate of the fair value of the shares; and
     (3) a statement of the dissenter's right to demand payment under section 18 of this chapter. As added by P.L.149-1986, SEC.28. Amended by P.L.107-1987, SEC.21.

     IC 23-1-44-16
     Sec. 16. (a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.
     (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it must send a new dissenters' notice under section 12 of this chapter and repeat the payment demand procedure. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-17
     Sec. 17. (a) A corporation may elect to withhold payment required by section 15 of this chapter from a dissenter unless the dissenter was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.
     (b) To the extent the corporation elects to withhold payment under subsection (a), after taking the proposed corporate action, it shall estimate the fair value of the shares and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of the dissenter's demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares and a statement of the dissenter's right to demand payment under section 18 of this chapter. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-18
     Sec. 18. (a) A dissenter may notify the corporation in writing of the dissenter's own estimate of the fair value of the dissenter's shares and demand payment of the dissenter's estimate (less any payment under section 15 of this chapter), or reject the corporation's offer under section 17 of this chapter and demand payment of the fair value of the dissenter's shares, if:
     (1) the dissenter believes that the amount paid under section 15 of this chapter or offered under section 17 of this chapter is less than the fair value of the dissenter's shares;
     (2) the corporation fails to make payment under section 15 of this chapter within sixty (60) days after the date set for demanding payment; or
     (3) the corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.
     (b) A dissenter waives the right to demand payment under this section unless the dissenter notifies the corporation of the dissenter's demand in writing under subsection (a) within thirty (30) days after the corporation made or offered payment for the dissenter's shares. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-19
     Sec. 19. (a) If a demand for payment under IC 23-1-42-11 or under section 18 of this chapter remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded. (b) The corporation shall commence the proceeding in the circuit or superior court of the county where a corporation's principal office (or, if none in Indiana, its registered office) is located. If the corporation is a foreign corporation without a registered office in Indiana, it shall commence the proceeding in the county in Indiana where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located. (c) The corporation shall make all dissenters (whether or not residents of this state) whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law. (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them or in any amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings. (e) Each dissenter made a party to the proceeding is entitled to judgment: (1) for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation; or
     (2) for the fair value, plus accrued interest, of the dissenter's after-acquired shares for which the corporation elected to withhold payment under section 17 of this chapter. As added by P.L.149-1986, SEC.28.

     IC 23-1-44-20
     Sec. 20. (a) The court in an appraisal proceeding commenced under section 19 of this chapter shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against such parties and in such amounts as the court finds equitable.
     (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
     (1) against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of sections 10 through 18 of this chapter; or
     (2) against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

     (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited. As added by P.L.149-1986, SEC.28.

                                                                        ANNEX I

                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                           CTI GROUP (HOLDINGS) INC.,

                           CTI BILLING SOLUTIONS INC.,

                       CELLTECH INFORMATION SYSTEMS, INC.,

                                DAVID A. WARREN,

                                FRANK S. SCARPA,

                                 VALERIE S. HART

                                       and

                               RICHARD J. DONNELLY

                            Dated as of April 5, 2000

                                TABLE OF CONTENTS
                                                                            Page
                                                                            ----
ARTICLE I - MERGER.............................................................1
     1.1    The Merger.........................................................1
     1.2    Effective Time.....................................................2
     1.3    Closing............................................................2
     1.4    Certificate of Incorporation and By-Laws of Surviving
            Corporation........................................................2
     1.5    Directors and Officers of Surviving Corporation....................2
     1.6    Further Assurances.................................................2
     1.7    Effect on Shares of Merger Sub and Company.........................3
     1.8    ...................................................................4
     1.9    Exchange Agent.....................................................4
     1.10   Exchange Procedures................................................4
     1.11   Distributions with Respect to Unexchanged Shares...................4
     1.12   No Fractional Shares of CTIG Stock.................................5
     1.13   No Liability.......................................................5
     1.14   Lost Certificates..................................................5
     1.15   Stock Transfer Books...............................................6
     1.16   CTIG Dissenting Shares.............................................6
     1.17   Escrowed Stock.....................................................6
     1.18   Special Meeting....................................................7

ARTICLE II - REPRESENTATIONS AND WARRANTIES OF COMPANY.........................8
     2.1    Organization.......................................................8
     2.2    Capitalization.....................................................8
     2.3    Authority..........................................................9
     2.4    No Violations; Consents and Approvals..............................9
     2.5    Financial Statements..............................................10
     2.6    Absence of Certain Changes........................................10
     2.7    Legal Proceedings.................................................11
     2.8    Compliance with Laws and Agreements...............................11
     2.9    SEC Filing Information............................................12

     2.10   State Antitakeover Statutes.......................................12
     2.11   Broker's Fees.....................................................12
     2.12   Environmental Matters.............................................12
     2.13   Intellectual Property Rights......................................13
     2.14   Taxes.............................................................14
     2.15   Employee Benefit Plans............................................14
     2.16   Insurance.........................................................15
     2.17   Contracts.........................................................16
     2.18   Properties........................................................17
     2.19   Employees and Independent Contractors.............................17
     2.20   Year 2000.........................................................18
     2.21   Certain Interests.................................................18
     2.22   Customers and Suppliers...........................................18
     2.23   Accounts Receivable...............................................18
     2.24   America One Revenue...............................................18
     2.25   Reorganization Treatment..........................................18
     2.26   Disclosure........................................................19

ARTICLE IIA - REPRESENTATIONS AND WARRANTIES OF CELLTECH STOCKHOLDERS.........19
     2A.1   Ownership of Celltech Common Stock................................19
     2A.2   Agreement Not in Breach of Other Instruments Affecting Celltech
            Stockholders......................................................19
     2A.3   Valid and Binding Agreement. .....................................19
     2A.4   No Claims Against Celltech........................................19
     2A.5   Further Assurances................................................19
     2A.6   Shareholder Meeting...............................................19
     2A.7   Reorganization Treatment..........................................20

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF CTIG AND MERGER SUB...........20
     3.1    Organization......................................................20
     3.2    Authority.........................................................20
     3.3    No Violations; Consents and Approvals.............................20

     3.4    Legal Proceedings.................................................21
     3.5    Proxy Statement...................................................21
     3.6    Broker's Fees.....................................................21
     3.7    Capitalization of Merger Sub......................................21
     3.8    CTIG Disclosures..................................................21
     3.9    Merger Stock......................................................22
     3.10   Reorganization Treatment..........................................22

ARTICLE IV - COVENANTS .......................................................22
     4.1    Conduct of Business of Celltech...................................22
     4.2    No Solicitation by Celltech.......................................24
     4.3    Access to Information.............................................25
     4.4    CTIG Proxy Statement and Special Meeting..........................25
     4.5    Preparation of Form S-4; Stockholders Meeting.....................26
     4.6    Reasonable Best Efforts; Other Actions............................26
     4.7    Public Announcements..............................................27
     4.8    Notification of Certain Matters...................................27
     4.9    Expenses..........................................................27

 ARTICLE V - CONDITIONS TO THE OBLIGATIONS OF THE PARTIES ....................28
     5.1    Stockholder Approval..............................................28
     5.2    Consents and Approvals............................................28
     5.3    Opinion of Financial Advisor......................................28
     5.4    Employment Agreement..............................................28

ARTICLE VI - CONDITIONS TO THE OBLIGATIONS OF CTIG AND MERGER SUB ............28
     6.1    Representations and Warranties True...............................28
     6.2    Performance.......................................................29
     6.3    Additional Documents..............................................29
     6.4    Certain Proceedings...............................................29
     6.5    Minimum Balance Sheet Requirements................................29
     6.6    Material Adverse Change...........................................30

ARTICLE VII - CONDITIONS TO THE OBLIGATIONS OF CELLTECH ......................30
     7.1    Representations and Warranties True...............................30
     7.2    Performance.......................................................30
     7.3    Certificates......................................................30
     7.4    Certain Proceedings...............................................30
     7.5    Effectiveness of the Form S-4.....................................31

ARTICLE VIII - TERMINATION AND ABANDONMENT....................................31
     8.1    Termination by CTIG or Celltech...................................31
     8.2    Termination by CTIG...............................................31
     8.3    Termination by Celltech...........................................31
     8.4    Procedure for Termination.........................................32
     8.5    Effect of Termination and Abandonment.............................32

ARTICLE IX - INDEMNIFICATION BY PRINCIPAL STOCKHOLDER.........................32
     9.1    Indemnification...................................................32
     9.2    Conditions of Indemnification.....................................32
     9.3    Remedies..........................................................33

ARTICLE X - DEFINITIONS ......................................................33
     10.1   Terms Defined in the Agreement....................................33

ARTICLE XI - MISCELLANEOUS....................................................35
     11.1   Amendment and Modification........................................35
     11.2   Waiver of Compliance; Consents....................................35
     11.3   Survivability; Investigations.....................................35
     11.4   Reasonable Efforts................................................36
     11.5   Notices...........................................................36
     11.6   Successor and Assigns.............................................38
     11.7   Governing Law.....................................................38
     11.8   Counterparts......................................................38
     11.9   Severability......................................................38
     11.10  Interpretation....................................................38
     11.11  Entire Agreement..................................................39

     11.12  Jurisdiction......................................................39
     11.13  WAIVER OF JURY TRIAL..............................................39
     11.14  Class A Common Stock..............................................39

                          AGREEMENT AND PLAN OF MERGER

         THIS AGREEMENT AND PLAN OF MERGER, dated as of April 5, 2000, is by and among CTI GROUP (HOLDINGS) INC., a Delaware corporation ("CTIG"), CTI BILLING SOLUTIONS INC., a Delaware corporation ("Merger Sub"), CELLTECH INFORMATION SYSTEMS, INC., a Delaware corporation ("Celltech"), DAVID A. WARREN, an individual ("Principal Stockholder"), FRANK S. SCARPA ("Scarpa"), VALERIE S. HART ("Hart") and RICHARD J. DONNELLY ("Donnelly", and together with Scarpa and Hart, the "Minority Stockholders"). Celltech and Merger Sub are sometimes collectively referred to as the "Constituent Corporations." Principal Stockholder and the Minority Stockholders are sometimes collectively referred to as the "Celltech Stockholders".

                                   BACKGROUND

         The Boards of Directors of CTIG, Merger Sub and Celltech, respectively, deem it advisable and in their respective best interests and the best interests of their respective stockholders that CTIG and Celltech combine in order to advance the long-term business interests of CTIG and Celltech.

         The combination of CTIG and Celltech shall be effected by the terms of this Agreement through the merger (the "Merger") of Celltech with and into Merger Sub, a wholly-owned subsidiary of CTIG.

         The Boards of Directors of CTIG, Merger Sub and Celltech have approved this Agreement and each of the documents required to be executed in connection with this Agreement to which it is a party.

         The Celltech Stockholders own 100% of the issued and outstanding shares of Celltech Common Stock, no par value (the "Celltech Common Stock"), and believe the Merger to be in Celltech's and their own best interests.

         NOW, THEREFORE, in consideration of the foregoing, the mutual covenants, representations, warranties and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                                     MERGER

     1.1          The Merger.

                  (a) In accordance with the provisions of this Agreement and the General Corporation Law of the State of Delaware (the "DGCL"), at the Effective Time (as defined in Section 1.2 hereof), Celltech shall be merged with and into Merger Sub, and Merger Sub shall be the surviving corporation (sometimes called the "Surviving Corporation") and shall continue its corporate existence under the laws of the State of Delaware. At the Effective Time the separate existence of Celltech shall cease.

                  (b) The Merger shall have the effects on Celltech and Merger Sub as the constituent corporations of the Merger as provided under the DGCL.

     1.2 Effective Time. The Merger shall become effective at the time of filing of, or at such later time as may be specified in, a Certificate of Merger, in the form required by and executed in accordance with the DGCL, with the Secretary of State of the State of Delaware in accordance with the provisions of Section 251 of the DGCL (the "Certificate of Merger"). The date and time when the Merger shall become effective is referred to as the "Effective Time."

     1.3 Closing. The closing of the Merger (the "Closing") will take place at 10:00 a.m., Eastern Standard Time, on the second Business Day (as defined below) after the satisfaction or (subject to applicable law) waiver of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Closing Date) set forth in Articles V, VI and VII (the "Closing Date"), unless another time or date is agreed to in writing by the parties hereto. The Closing shall be held at the offices of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, 260 South Broad Street, Philadelphia, Pennsylvania 19102, unless another place is agreed to in writing by the parties hereto. "Business Day" shall mean every day of the week excluding Saturdays, Sundays and Federal holidays.

     1.4 Certificate of Incorporation and By-Laws of Surviving Corporation. The Certificate of Incorporation and By-Laws of Merger Sub shall be the Certificate of Incorporation and By-Laws of the Surviving Corporation until thereafter amended as provided by law.

     1.5          Directors and Officers of Surviving Corporation.

                  (a) The number of directors of the Surviving Corporation shall be as determined pursuant to the By-Laws of the Surviving Corporation. The directors of Merger Sub shall be the directors of the Surviving Corporation and will hold office from and after the Effective Time until their respective successors are duly elected or appointed and qualify in the manner provided in the Certificate of Incorporation and By-Laws of the Surviving Corporation or as otherwise provided by law or their earlier resignation or removal.

                  (b) The officers of the Surviving Corporation shall be determined by the Board of Directors of the Surviving Corporation immediately after the Effective Time, and will hold office from and after the Effective Time until their respective successors are duly appointed and qualify in the manner provided in the By-Laws of the Surviving Corporation or as otherwise provided by law or their earlier resignation or removal.

     1.6 Further Assurances. If, at any time after the Effective Time, the Surviving Corporation shall consider or be advised that any deeds, bills of sale, assignments, assurances, or any other actions or things are necessary or desirable to vest, perfect or confirm of record or otherwise in the Surviving Corporation its right, title or interest in, to or under any of the rights, properties or assets of either of the Constituent Corporations acquired or to be acquired by the Surviving Corporation as a result of, or in connection with, the Merger or otherwise to carry out this Agreement, the officers and directors of the Surviving Corporation shall be authorized to execute and deliver, in the name and on behalf of each of the Constituent Corporations or otherwise, all such deeds, bills of sale, assignments and assurances and to take and do, in the name and on behalf of each of the Constituent Corporations or otherwise, all such other actions and things as may be necessary or desirable to vest, perfect or confirm any and all right, title and interest in, to and under such rights, properties or assets in the Surviving Corporation or otherwise to carry out this Agreement and the transactions contemplated hereby.

     1.7 Effect on Shares of Merger Sub and Company. At the Effective Time, by virtue of the Merger, and without any action on the part of the Celltech Stockholders, all issued and outstanding shares of Celltech Common Stock (other than shares owned by Celltech) shall be converted into the following (the "Merger Consideration") to be distributed among the Celltech Stockholders, pro rata on a per share equivalent basis:

                  (a) the right to receive an aggregate $262,599 (the "Merger Cash");

                  (b) 1,663,126 shares of CTIG Class A Common Stock, par value .01 per share ("Class A Common Stock") subject to adjustment (the "Merger Stock"), if any, as follows:

                           (i) in the event that the Average Market Price Per Share (as defined below) of the CTIG Class A Common Stock on the Closing Date is greater than $3.00, to a maximum of $3.75, or below $3.00 to a minimum of $2.25, then the number of shares of Merger Stock shall be determined by dividing $4,989,378 by such Average Market Price per Share; provided that in no event will the Merger Stock be less than 1,330,501 shares nor more than 2,217,501 shares regardless of the Average Market Price per Share of CTIG Class A Common Stock.

                           (ii) 52.63158% of the Merger Stock will be delivered at Closing (the "Closing Stock") to be distributed pursuant to Sections 1.9 through 1.15, and 47.36842% of the Merger Stock (the "Escrowed Stock") will be delivered to escrow to be held, delivered and/or cancelled in accordance with Section 1.17.

                           (iii) For purposes of this Agreement, the "Average Market Price per Share" of the Class A Common Stock at any date shall mean the average of the daily last reported sale price per share of the Class A Common Stock on the NASDAQ National Market System (or if such stock is then listed on the New York Stock Exchange, on such Exchange) during the most recent 20 consecutive full Business Days before such date, provided that if there was no reported sale on any such day or days, there shall be substituted the average of the closing bid and asked quotations on that Market System or Exchange on that day or days, and provided further that, if the Class A Common Stock is not listed on that Market System or Exchange on any such day or days, there shall be substituted the comparable sale price or average of bid and asked quotations on the principal national securities exchange on which such Class A Common Stock is so listed, or if not so listed on any national securities exchange, the average of the highest bid and the lowest asked quotations in the over-the-counter market that day or days.

                  (c) Each share of Celltech Common Stock owned by Celltech as treasury stock shall be cancelled.

                  (d) All shares of Celltech Common Stock shall be cancelled and retired, and each certificate representing any such shares of Celltech Common Stock shall thereafter represent only the right to receive the Merger Consideration, and any cash in lieu of fractional shares of Merger Stock, payable in exchange for such shares of Celltech Common Stock upon the surrender of such certificate for payment in accordance with Sections
     1.9 and 1.15.

     1.8          [Intentionally left blank]

     1.9 Exchange Agent. Prior to the Effective Time, CTIG shall appoint American Stock Transfer or another commercial bank or trust company to act as exchange agent for the purpose of exchanging certificates representing Celltech Common Stock ("Certificates") for the applicable Merger Consideration (the "Exchange Agent"). At or prior to the Effective Time, CTIG shall deposit with the Exchange Agent, in trust for the benefit of holders of shares of Celltech, sufficient funds and certificates representing the applicable Merger Stock issuable at Closing pursuant to Section 1.7 in exchange for outstanding shares of Celltech Common Stock in the Merger. CTIG agrees to make available to the Exchange Agent from time to time as needed, cash sufficient to pay cash in lieu of fractional shares pursuant to Section 1.12.

     1.10 Exchange Procedures. As soon as reasonably practicable after the Effective Time, the Surviving Corporation shall cause the Exchange Agent to mail to each holder of a Certificate (i) a transmittal letter which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and (ii) instructions for effecting the surrender of Certificates in exchange for the applicable Merger Consideration. Upon surrender of a Certificate to the Exchange Agent together with the transmittal letter, duly executed and completed in accordance with its instructions, and such other documents as may reasonably be required by the Exchange Agent, the Certificate holder shall be entitled to receive in exchange therefor (A) a pro rata portion of the Merger Cash,
                  (B) one or more shares of Class A Common Stock representing, in the aggregate, the whole number of shares that such holder has the right to receive pursuant to Section 1.7, and (C) a check in the amount equal to the cash that such holder has the right to receive in lieu of any fractional shares of Class A Common Stock pursuant to Section 1.12. All Certificates so surrendered shall be canceled. No interest will be paid or will accrue on any cash so payable.

     1.11 Distributions with Respect to Unexchanged Shares. No dividends or other distributions declared or made with respect to shares of Class A Common Stock with a record date after the Effective Time shall be paid to the holder of any un-surrendered Certificate with respect to the shares of Class A Common Stock that such holder would be entitled to receive upon surrender of such Certificate, and no cash payment in lieu of fractional shares of Class A Common Stock shall be paid to any such holder until such holder shall surrender such Certificate. Subject to the effect of applicable laws, following surrender of any such Certificate, there shall be paid to such holder of shares of Class A Common Stock issuable in exchange therefor, without interest, promptly after the time of such surrender, the amount of any cash payable in lieu of fractional shares of Class A Common Stock to which such holder is entitled pursuant to Section 1.12 and the amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Class A Common Stock.

     1.12 No Fractional Shares of CTIG Stock. No fractional shares of Class A Common Stock shall be issued upon the surrender for exchange of Certificates and such fractional share interests will not entitle the owner thereof to vote or to have any rights of a shareholder of CTIG or a holder of shares of CTIG Class A Common Stock. Each holder of shares of Celltech Common Stock exchanged pursuant to the Merger who would otherwise have been entitled to receive a fraction of a share of CTIG Class A Common Stock (after taking into account all Certificates delivered by such holder) shall receive, in lieu thereof, cash (without interest) in an amount equal to the product of (i) such fractional part of a share of CTIG Class A Common Stock multiplied by (ii) the Average Market Price per Share of CTIG Class A Common Stock. The fractional share interests of CTIG Class A Common Stock will be aggregated, and no recordholder of Celltech Capital Stock will receive cash in an amount equal to or greater than the value of one full share of CTIG Class A Common Stock determined as of the Effective Time.

     1.13 No Liability. None of Celltech, Merger Sub or the Exchange Agent shall be liable to any Person (as defined below) in respect of any Merger Consideration, any dividends or distributions with respect thereto or any cash in lieu of fractional shares of applicable Class A Common Stock, in each case delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. For purposes of this Agreement, "Person" shall mean any individual, corporation, partnership, limited liability company, association, trust, joint venture, unincorporated association or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof. If any Certificate shall not have been surrendered prior to six (6) months after the Effective Time (or immediately prior to such earlier date on which any Merger Consideration, any dividends or distributions payable to the holder of such Certificate or any cash payable in lieu of fractional shares of Class A Common Stock pursuant to this Article I, would otherwise escheat to or become the property of any Governmental
                  Entity (as defined below)), any such Merger Consideration, dividends or distributions in respect thereof or such cash shall, to the extent permitted by applicable law, be delivered to CTIG, upon demand, and any holders of Celltech Common Stock who have not theretofore complied with the provisions of this
                  Article I shall thereafter look only to CTIG for satisfaction of their claims for such Merger Consideration, dividends or distributions in respect thereof or such cash. For purposes of this Agreement, "Governmental Entity" shall mean any nation or government, any state or other political subdivision thereof, any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including, but not limited to, any government authority, agency, department, board, commission or instrumentality of the United States, any State of the United States, or any political subdivision thereof, and any tribunal or arbitrator(s) of competent jurisdiction, and any self-regulatory organization.

     1.14 Lost Certificates. If any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person (such affidavit to be in a form and substance satisfactory to CTIG and containing an appropriate indemnity against claims) claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Corporation, the posting by such Person of a bond in such reasonable amount as the Surviving Corporation may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will deliver in exchange for such lost, stolen or destroyed Certificate the applicable Merger Consideration with respect to the shares of Celltech Capital Stock formerly represented thereby, any cash in lieu of fractional shares of Class A Common Stock, and unpaid dividends and distributions on shares of Class A Common Stock deliverable in respect thereof, pursuant to this Agreement.

     1.15 Stock Transfer Books. At the close of business, Eastern Standard Time, on the day the Effective Time occurs, the stock transfer books of Celltech shall be closed and there shall be no further registration of transfers of shares of Celltech Common Stock thereafter on the records of Celltech. From and after the Effective Time, the holders of Certificates shall cease to have any rights with respect to such shares of Celltech Common Stock formerly represented thereby, except as otherwise provided herein or by law.

     1.16 CTIG Dissenting Shares. Notwithstanding anything in this Agreement to the contrary and unless provided for by applicable law, holders of shares of CTIG Class A Common Stock that are issued and outstanding immediately prior to the Effective Time and that are owned by stockholders who have properly perfected their rights of appraisal within the meaning of Section 262 of the DGCL (the "CTIG Dissenting Shares") shall be entitled to payment of the fair value of such CTIG Dissenting Shares determined in accordance with
                  Section 262 of the DGCL. If any such stockholder shall have failed to perfect or shall have effectively withdrawn or lost such right of appraisal, each such share of CTIG Class A Common Stock held by such stockholder shall thereupon be deemed to remain issued and outstanding and unchanged as a validly issued, fully paid and non-assessable share of capital stock of the Surviving Corporation. CTIG shall give Celltech prompt notice of CTIG's receipt of any notice or demand for appraisal or payment pursuant to Section 262 of the DGCL, withdrawals thereof and any other instruments served in connection therewith pursuant to the DGCL and received by CTIG.

     1.17         Escrowed Stock.

                  (a) The Escrowed Stock shall be delivered to Celltech Stockholders who received Merger Consideration at Closing only as follows:

                           (i) 50% of the Escrowed Stock will be subject to release during the first Escrow Year (as defined below), 35% during the second Escrow Year and the final 15% during the third Escrow Year.

                           (ii) At the end of each Escrow Quarter (as defined below) a fraction (the "Quarter Fraction") shall be determined, the numerator of which will be the actual gross revenue received from America One Communications, Inc. ("America One") minus that portion of such gross revenue attributed to postage ("America One Revenue") and the denominator of which will be $645,652. If the Quarter Fraction is 1 or greater than 1, then no later than 10 Business Days after the end of such Escrow Quarter, 25% of the Escrowed Stock that is subject to release pursuant to Section 1.17(a)(i) for the Escrow Year in which such Escrow Quarter occurs shall be released from escrow to the Celltech Stockholders. If the Quarter Fraction is less than 1, then no later than 10 Business Days after the end of such Escrow Quarter, said fraction shall be multiplied by 25% of the Escrowed Stock that is subject to release pursuant to Section 1.17(a)(i) for the Escrow Year in which such Escrow Quarter occurs, the product thereof shall be rounded to the nearest whole number, and that number of shares of the Escrowed Stock shall, no later than 10

     Business Days after the end of such Escrow Quarter, be released from escrow to the Celltech Stockholders.

                           (iii) If at the end of the third Escrow Year the proportion that all Escrowed Stock released from escrow pursuant to Section 1.17(a)(ii) bears to the total Escrowed Stock placed in escrow pursuant to
     Section 1.7(b)(ii) is less than the proportion that the aggregate America One Revenue produced during all three Escrow Years bears to $7,747,821, then no later then April 30, 2003 an additional number of shares of Escrowed Stock shall be released to the Celltech Stockholders in order to eliminate such difference up to a maximum of the total Escrowed Stock remaining in escrow; provided that CTIG shall not issue any shares of CTIG Class A Common Stock in excess of the number originally placed in escrow as Escrowed Stock, regardless of the amount of such aggregate America One Revenue.

                           (iv) Notwithstanding the foregoing, if at any time prior to the end of the third Escrow Year, CTIG sells or licenses software to America One that replaces the software that has produced the gross revenue from America One referred to in Section 2.24, resulting in a reduction or elimination of America One Revenue, then within 10 Business Days after the end of the Escrow Quarter in which such reduction or elimination first occurs, any shares of Escrowed Stock then remaining in escrow shall be released to the Celltech Stockholders.

                  (b) All releases of Escrowed Stock from escrow to the Celltech Stockholders shall be made in the same proportions to Celltech Stockholders as the Closing Stock was distributed. No fractional shares or scrip representing shares of the Escrowed Stock shall be issued pursuant to this
     Section 1.17. If at any time during any Escrow Year, America One discontinues its relationship with the Surviving Corporation, then all Escrowed Stock then in escrow shall be returned to CTIG and cancelled, and no additional shares of CTIG Class A Common Stock shall be subject to issue to the Celltech Stockholders.

                  (c) For purposes of this Agreement, an "Escrow Year" shall mean each of the first three consecutive 12 calendar month periods commencing on March 1, 2000 and ending on February 28, 2003, and an "Escrow Quarter" shall mean each of the three consecutive calendar month periods within a respective Escrow Year.


     1.18         Special Meeting.

                  (a) If required by applicable law in order to consummate the Merger, CTIG, acting through its Board of Directors, shall, in accordance with applicable law and subject to the applicable provisions of this
     Agreement:

                           (i) duly call, give notice of, convene and hold a special meeting (the "Special Meeting") of its stockholders as soon as practicable following the execution of this Agreement for the purpose of considering and taking action upon the Merger and this Agreement;

                           (ii) file with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934 as amended (the "Exchange Act"), a Proxy Statement (as defined below) and use its best efforts to obtain and furnish the information required to be included by it in the Proxy Statement and, after consultation with Celltech, to respond promptly to any comments made by the SEC with respect to the Proxy Statement and any preliminary version thereof and cause the Proxy Statement to be mailed to its stockholders at the earliest practicable time following the execution of this Agreement;

                           (iii) include in the Proxy Statement the recommendation of its Board of Directors that CTIG stockholders vote in favor of the approval of this Agreement and the Merger and use its best efforts to obtain the necessary approval of this Agreement and the Merger by its stockholders.

                  (b) As used in this Agreement, the term "Proxy Statement" means the letter to CTIG stockholders, notice of meeting, proxy statement and form of proxy, or the information statement, as the case may be, to be distributed to CTIG stockholders in connection with the Merger, including any schedules required to be filed with the SEC in connection therewith.

                                   ARTICLE II

                    REPRESENTATIONS AND WARRANTIES OF COMPANY

         Celltech and Principal Stockholder, jointly and severally, represent and warrant to CTIG and Merger Sub as follows:

     2.1 Organization. Celltech is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. It is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification necessary, except in such jurisdictions where the failure to be so duly qualified or licensed and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, operations, assets, financial condition or results of operations of Celltech or on the ability of Celltech to consummate the transactions contemplated by this Agreement or perform its obligations hereunder (a "Material Adverse Effect"). Celltech has delivered to CTIG complete and correct copies of its certificate of incorporation and bylaws as currently in effect. It does not own any equity interests in any corporation, partnership, limited liability company or other entity.

     2.2 Capitalization. Celltech's authorized capital stock consists of 2,352.941 shares of Celltech Common Stock. Schedule 2.2 of the Celltech Disclosure Schedules delivered to CTIG and Merger Sub together with this Agreement (the "Celltech Disclosure Schedules") sets forth all stockholders of Celltech and the issued and outstanding shares of Celltech Common Stock issued to each stockholder. There are not now, and at the Effective Time there will not be, any existing options, warrants, calls, subscriptions, or other rights, agreements or commitments obligating Celltech to issue, transfer or sell any shares of capital stock of or any other securities convertible into or evidencing the right to subscribe for any such shares. All issued and outstanding shares of Celltech Common Stock are duly authorized and validly issued, fully paid, non-assessable and free of preemptive rights with respect thereto.

     2.3          Authority.

                  (a) Celltech has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by its Board of Directors, and no corporate proceedings are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Celltech, and it constitutes a legal, valid and binding agreement of Celltech, enforceable against Celltech in accordance with its terms.

                  (b) The provisions of Section 203 of the DGCL do not apply to the transactions contemplated by this Agreement.

     2.4          No Violations; Consents and Approvals.

                  (a) Neither the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby nor compliance by Celltech with any of the provisions hereof will (i) violate any provision of its certificate of incorporation or by-laws, (ii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default, or give rise to any right of termination, cancellation or acceleration or any right which becomes effective upon the occurrence of a merger, consolidation or change in control, under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture or other instrument of indebtedness for money borrowed to which it is a party, or by which it or any of its properties is bound, or (iii) result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default, or except as set forth in Schedule 2.4 of the Celltech Disclosure Schedules give rise to any right of termination, cancellation or acceleration or any right which becomes effective upon the occurrence of a merger, consolidation or change in control, under, any of the terms, conditions or provisions of any license, franchise, permit or agreement to which it is a party, or by which it or any of its properties is bound, or
     (iv) violate any statute, rule, regulation, order or decree of any public body or authority by which it or any of its properties is bound, excluding from the foregoing clauses (iii) and (iv) violations, breaches, defaults or rights which, either individually or in the aggregate, would not have a Material Adverse Effect on Celltech or materially impair its ability to consummate the transactions contemplated hereby or for which it has received or, prior to the Closing Date, shall have received appropriate consents or waivers.

                  (b) No filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity is required by Celltech in connection with the execution and delivery of this Agreement or the consummation by it of the transactions contemplated hereby, except the filing of the Certificate of Merger with the Secretary of State of the State of Delaware.

     2.5          Financial Statements.

                  (a) Celltech has provided CTIG the following financial statements: (i) balance sheets as of December 31, 1998 and December 31, 1999 which have been reviewed by John Massanova, C.P.A., and (ii) statements of income for the years ended December 31, 1998 and December 31, 1999 which have been reviewed by John Massanova, C.P.A. As of their respective dates, the Financial Statements were prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and fairly presented its financial position as at the dates thereof and the results of its operations and statements of cash flows for the periods then ended (subject, in the case of unaudited statements, to the lack of footnotes thereto, to normal year-end audit adjustments and to any other adjustments described therein).

                  (b) As soon as practicable after the date hereof, Celltech shall provide CTIG the following financial statements (the "Financial Statements"): (i) balance sheets as of December 31, 1998 and December 31, 1999 audited by Arthur Andersen LLP, and (ii) statements of income for the years ended December 31, 1998 and December 31, 1999 audited by Arthur Andersen LLP. As of their respective dates, the Financial Statements will be prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto) and will fairly present Celltech's financial position as at the dates thereof and the results of its operations and statements of cash flows for the periods then ended. The December 31, 1999 audited balance sheet is referred to as the "Balance Sheet" and the date thereof as the "Balance Sheet Date."

                  (c) There are no liabilities or obligations of Celltech accrued, absolute, or contingent and whether due or to become due, other than liabilities and obligations (i) reflected, or adequately reserved against, in the Balance Sheet, (ii) arising in the ordinary course of business subsequent to the date of the Balance Sheet, or (iii) which, individually or in the aggregate, would not have a Material Adverse Effect.

     2.6 Absence of Certain Changes. Since the Balance Sheet Date, Celltech's business has been conducted in the ordinary course consistent with past practices and, except as disclosed in
                  Schedule 2.6 to the Celltech Disclosure Schedules, there has not been:

                  (a) any change, event or development having, or that could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Celltech;

                  (b) any amendments or changes in its Certificate of Incorporation or bylaws;

                  (c) any material damage to, destruction or loss of any of its assets (whether or not covered by insurance);

                  (d) any change by Celltech in its accounting methods, principles or practices;

                  (e) any revaluation by Celltech of any of its assets, including, without limitation, writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business;

                  (f) any sale of a material amount of assets of Celltech, except for the sale of inventory in the ordinary course of business;

                  (g) any declaration, setting aside or payment of any dividend or distribution in respect of any of its capital stock or any redemption, purchase or other acquisition of any of its securities;

                  (h) any entry by Celltech into any commitment or transaction material to it, including, without limitation, any long-term supply agreements or partnership, joint venture or other similar arrangements;

                  (i) any increase in or establishment of any bonus, insurance, severance, deferred compensation, pension, profit sharing, stock option (including without limitation, the granting of stock options, stock appreciation rights, performance awards, or restricted stock awards), stock purchase or other employee benefit plan, or any increase in the compensation payable to any officers or key employees of Celltech except in the ordinary course of business consistent with past practice;

                  (j) any issuance, delivery, or sale of, or authorization of the issuance, delivery or sale of, any share of capital stock or any options or rights with respect thereto, or modification or amendment of any right of any holder of outstanding shares of capital stock or options with respect thereto; or

                  (k) any incurring of (which shall be deemed to include entering into credit agreements, lines of credit or similar arrangements until borrowings are made under such arrangements) any indebtedness for borrowed money or guarantee of any such indebtedness other than in the ordinary course of business consistent with past practice.

     2.7 Legal Proceedings. Except as disclosed in Schedule 2.7 of the Celltech Disclosure Schedules there is no (a) claim, action, suit or proceeding pending or, to its best knowledge, threatened, against or relating to it or any of its assets before any court or Governmental Entity, or (b) outstanding judgment, order, writ, injunction or decree, or application, request or motion therefor, of any court or Governmental Entity in a proceeding to which Celltech is a party.

     2.8 Compliance with Laws and Agreements. Celltech is not (a) in violation of or noncompliance with any statute, law, ordinance, regulation, rule or order of any Governmental Entity, or any judgment, decree or order of any court, applicable to its business or operations or (b) in violation, breach or default (with or without due notice or lapse of time or both) under any of the terms, conditions or provisions of any agreement to which it is a party, or by which its properties are bound, except where any such violations or failures to comply or breaches or defaults would not, individually or in the aggregate, have a Material Adverse Effect. Celltech has all permits, licenses, authorizations and franchises from Governmental Entities required to conduct its business as now being conducted, except for such permits, licenses and franchises the absence of which would not, individually or in the aggregate, have a Material Adverse Effect.

     2.9 SEC Filing Information. If a Proxy Statement is required for the consummation of the Merger under applicable law, the information supplied or to be supplied by Celltech for inclusion in the Proxy Statement will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of circumstances under which they were made, not misleading.

     2.10 State Antitakeover Statutes. No "business combination," "moratorium," "control share" or other state antitakeover statute or regulation (a) prohibits or restricts Celltech's ability to perform its obligations under this Agreement or its ability to consummate the transactions contemplated hereby,
                  (b) would have the effect of invalidating or voiding this Agreement, or any material provision hereof, or (c) would subject CTIG or Merger Sub to any material impediment or condition in connection with the exercise of any of their respective rights under this Agreement or with respect to Celltech or the Surviving Corporation.

     2.11 Broker's Fees. Except for the engagement of PASCO Business Trust ("PASCO") by Celltech, neither Celltech, any of its directors or officers nor Principal Stockholder has employed any broker, finder or financial advisor or incurred any liability for any broker's fees, commissions, or financial advisory or finder's fees in connection with any of the transactions contemplated by this Agreement. The Celltech Stockholders hereby assign to PASCO, effective as of the Closing Date, their right to receive the Merger Cash, on a pro rata basis, to pay all fees and expenses due PASCO, to an amount not to exceed $262,599.


     2.12 Environmental Matters. Except as set forth in Schedule 2.12 of the Celltech Disclosure Schedules or as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) to Celltech's knowledge no real property or any part thereof currently or formerly owned or operated by Celltech is contaminated with any Hazardous Substance (as defined herein) to an extent or in a manner or condition which may reasonably be expected to require investigation or remediation under any Environmental Law (as defined herein), (b) no judicial or administrative action, suit or other proceeding is pending or to the knowledge of Celltech, threatened relating to or arising out of any Environmental Law, including, but not limited to, claims with respect to off-site disposal, off-site contamination, personal injury, property damage or natural resources damages, (c) Celltech has not received any claims, orders, citations, demands, requests for information or other notices alleging or concerning liability or assessing a penalty under any Environmental Law; and neither Celltech nor any of its operations is or has been in violation of or has any liability under an applicable Environmental Law and no condition or event has occurred with respect to Celltech that would constitute a violation of or create liability under such Environmental Law, whether accrued, contingent, absolute, determined, determinable or otherwise, except for any conditions or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and (d) no expenditures by Celltech to maintain or achieve compliance with applicable Environmental Laws during the three (3) year period following the date hereof are anticipated except where such expenditures, individually or in the aggregate would not reasonably be expected to have a Material Adverse Effect. "Environmental Law" means any applicable federal, state or local law, including common law, regulation, permit, license, certificate or other authorization, agreement, standard, directive, order, decree, judicial opinion or any other enforceable governmental authority requirement relating to noise, odor, Hazardous Substances, public and worker health and safety or the protection of the environment. "Hazardous Substance" means any toxic, hazardous or dangerous material, substance, chemical, waste, pollutant or contaminant, including, but not limited to petroleum and petroleum containing products, asbestos containing materials, PCBs and radioactive substances that is regulated by or under authority of any Environmental Law.

     2.13         Intellectual Property Rights.

                  (a) Celltech owns or has the right to use all Intellectual Property Rights (as defined below) necessary to the conduct of its business. Schedule 2.13 of the Celltech Disclosure Statement contains a list of all patents, trademarks, trade names, service marks, and registered copyrights and any application for the foregoing owned by Celltech. Celltech has clear and unencumbered title to the Intellectual Property Rights set forth in Schedule 2.13 of the Celltech Disclosure Schedules and such title has not been challenged (pending or, to its best knowledge, threatened) by others except for the encumbrances listed in Schedule 2.13 of the Celltech Disclosure Schedules. Schedule 2.13 of the Celltech Disclosure Schedules also contains a list of invention disclosures for which applications for patent are in progress. No material rights or licenses to use the Intellectual Property Rights have been granted or acquired by Celltech except those listed in Schedule 2.13 of the Celltech Disclosure Schedules. Except as listed in Schedule 2.13 of the Celltech Disclosure Schedules, there have been no claims or assertions made or, to Celltech's best knowledge, threatened by others that Celltech does not own or have the right to use all Intellectual Property Rights or that Celltech has infringed or will infringe any Intellectual Property Rights of others and, to the knowledge of Celltech, there has been no such infringement by the Celltech. Except as listed in Schedule 2.13 of the Celltech Disclosure Schedules, Celltech has no knowledge of any infringement of Intellectual Property Rights of Celltech by others. All such registered patents, trademarks, service marks, and copyrights owned by Celltech are in good standing, and are recorded in the name of Celltech. True and complete copies of all material listed in Schedule 2.13 of the Celltech Disclosure Statement have been delivered to CTIG.

                  (b) Except as set forth in Schedule 2.13 of the Celltech Disclosure Schedules, none of the processes, techniques and formulae, research and development results and other know-how relating to the business of Celltech, the value of which to Celltech is contingent upon maintenance of the confidentiality thereof has been disclosed by Celltech or any affiliate to any third party other than third parties who are bound to hold such information in confidence pursuant to confidentiality agreements or by operation of law, other than any such disclosure which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

                  (c) "Intellectual Property Rights" shall mean and include rights relating to patents, trademarks, service marks, trade names, copyrights, mask works, inventions, processes, trade secrets, know-how, confidentiality agreements, consulting agreements, software and documentation.

     2.14 Taxes. Except as set forth in Schedule 2.14 of the Celltech Disclosure Schedules (a) Celltech has prepared and timely filed or will timely file with the appropriate governmental agencies all franchise, income and all other Tax (as defined below) returns and reports (Tax returns and reports are hereinafter collectively referred to as "Tax Returns") required to be filed for any period on or before the Effective Time, taking into account any extension of time to file granted to or obtained on behalf of the Celltech (Schedules for which the past three fiscal years have been delivered to CTIG to be followed by delivery of returns to CTIG as requested); (b) all Taxes of Celltech due (whether or not reported) in respect of the pre-Merger period have been paid in full to the proper authorities or fully accrued, other than such Taxes as are being contested in good faith by appropriate proceedings and are adequately reserved for in accordance with GAAP; (c) all deficiencies resulting from Tax examinations of federal, state and foreign income, sales and franchise and all other Tax Returns filed by the Celltech have either been paid or adequately reserved for in accordance with GAAP; (d) no deficiency has been asserted or assessed against Celltech and is pending, and no examination of Celltech is pending or, to Celltech's best knowledge, threatened for any amount of Tax by any taxing authority (with respect to any such action, Schedule 2.14 of the Disclosure Statement sets forth the periods at issue and the category of Tax, and the examining authority's and any corresponding revenue agents' reports relating to the issue have been delivered to CTIG); (e) no extension of the period for assessment or collection of any Tax is currently in effect and no extension of time within which to file any Tax Return has been requested, which Tax Return has not since been filed; (f) no Tax liens have been filed with respect to any Taxes; (g) Celltech has made timely payments of the Taxes required to be deducted and withheld from the wages paid to its employees; and (h) Celltech is not obligated to make any payments that would constitute excess parachute payments within the meaning of Section 280G of the Internal Revenue Code of 1986, as amended (the "Code.")

         "Tax" or "Taxes" shall mean all federal, state, local and foreign taxes, duties, levies, charges and assessments of any nature, including social security payments and deductibles relating to wages, salaries and benefits and payments to sub-contractors (to the extent required under applicable Tax law), and also including all interest, penalties and additions imposed with respect to such amounts.

     2.15         Employee Benefit Plans.

                  (a) Schedule 2.15 of the Celltech Disclosure Schedules identifies each employment, severance or similar contract or arrangement (whether or not written) or any plan, policy, fund, program or contract or arrangement (whether or not written) providing for compensation, bonus, profit-sharing, stock option, or other stock related rights or other forms of incentive or deferred compensation, vacation benefits, insurance coverage (including any self-insured arrangements), health or medical benefits, disability benefits, workers' compensation, supplemental unemployment benefits, severance benefits and post-employment or retirement benefits (including compensation, pension, health, medical or life insurance or other benefits) that (i) has been entered into, maintained, administered or contributed to, as the case may be, by Celltech and (ii) covers any employee or former employee (each, an "Employee Plan").

                  (b) Celltech has furnished or made available to CTIG copies of the Employee Plans (and, if applicable, related trust agreements) and all amendments thereto and written interpretations thereof, together with the most recent annual report (Form 5500 including, if applicable, Schedule B thereto) and the most recent actuarial valuation report prepared in connection with any Employee Plan.

                  (c) Each Employee Plan that is intended to be qualified under
     Section 401(a) of the Code has been determined by the Internal Revenue Service to be qualified under Section 401(a) of the Code and each trust related thereto has been determined to be exempt from tax pursuant to
     Section 501(a) of the Code, and Celltech is not aware of any event that has occurred since the date of such determinations that would adversely affect such qualification or tax exempt status. Celltech has provided CTIG with the most recent determination letter of the Internal Revenue Service relating to each such Employee Plan. Each Employee Plan has been maintained in compliance in all material respects with its terms and with the requirements prescribed by any and all applicable statutes, orders, rules and regulations, including but not limited to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code.

                  (d) No Employee Plan is a multi-employer plan as defined in
     Section 3(37) of ERISA or is a plan subject to Title IV of ERISA.

                  (e) Celltech does not have any current or projected liability in respect of post-employment or post-retirement health or medical or life insurance benefits for retired, former or current employees of Celltech, except as required to avoid excise tax under Section 4980B of the Code.

                  (f) Except as set forth in Schedule 2.15 of the Celltech Disclosure Schedules, there has been no amendment to, written interpretation of or announcement (whether or not written) by Celltech relating to, or change in employee participation or coverage under, any Employee Plan that would increase materially the expense of maintaining such Employee Plan above the level of the expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.

                  (g) Other than as described in Schedule 2.15 of the Celltech Disclosure Schedules, no employee or former employee of Celltech will become entitled to any bonus, retirement, severance, job security or similar benefit or an enhancement of such benefit (including acceleration of vesting or exercise of an incentive award) under any Employee Plan as a result of the transactions contemplated hereby.

     2.16 Insurance. Schedule 2.16 to the Celltech Disclosure Schedules is an accurate and complete list and description of all insurance policies currently owned or maintained by Celltech (excluding insurance policies that constitute Employee Benefit Plans) in connection with or for the benefit of its business and all liability and errors and omissions insurance policies owned or maintained by it or any of its predecessors at any time during the five years prior to the date of this Agreement. Except as described in Schedule 2.16, all such insurance policies are or were on an "occurrence" rather than a "claims made" basis. Celltech has not received notice of cancellation with respect to any such current insurance policy, and there is no basis for the insurer thereunder to terminate any such current insurance policy. Each such insurance policy is or was in full force and effect during the period(s) of coverage indicated on Schedule 2.16. Except as described on Schedule 2.16, there are no claims that are pending under any of the Insurance Policies described on
                  Schedule 2.16.

     2.17         Contracts.

                  (a) Schedule 2.17 is an accurate and complete list of all of the following types of Contracts to which Celltech is a party or by which Celltech is bound (collectively, the "Contracts"), grouped into the following categories and, where applicable, subdivided by product line: (a) each customer Contract; (b) each supplier Contract, each Contract for the purchase, lease or maintenance of computer equipment and other equipment and each Contract for the purchase, license, lease or maintenance of software under which Celltech is the purchaser, licensee, lessee or user;
     (c) Contracts for the purchase or lease of real property or otherwise concerning real property owned or used by Celltech including a description of the real property;

     (d) loan agreements, mortgages, notes, guarantees and other financing Contracts; (e) employment, consulting and sales representative Contracts other than those for "at will" employment; (f) Contracts under which any rights in or ownership of Celltech's business, any predecessor thereof, or any part of the customer base or business of Celltech's business was acquired; and (g) other Contracts (excluding Contracts which constitute insurance policies listed on Schedule 2.16, this Agreement and all other Contracts entered into between Celltech and CTIG, or among Celltech, CTIG and other parties in connection herewith). A description of each oral Contract is included on Schedule 2.17, and copies of each written Contract have been delivered to CTIG. Except as described in Schedule 2.17, with respect to each of the Contracts, neither Celltech nor, to the knowledge of Celltech, any other party thereto, is in breach, default or violation of any term, condition or provision of any Contract, except for any breaches, defaults or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Except as described in Schedule 2.17, Celltech has not given or received any notice of default or notice of termination with respect to any Contract.

                  (b) Each Contract is a valid, binding and enforceable obligation of Celltech and, to the knowledge of Celltech, of each party thereto, and is in full force and effect, except where the failure to be valid, binding and enforceable and in full force and effect would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither Celltech nor, to the knowledge of Celltech, any party thereto, is in breach, default or violation of any term, condition or provision of any Contract, except for any breaches, defaults or violations that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

     2.18         Properties.

                  (a) Schedule 2.18 to the Celltech Disclosure Schedules sets forth all tangible personal property owned by Celltech and all real property owned or leased by Celltech, as of the date of this Agreement. Except as set forth in Schedule 2.18, Celltech has good and marketable title, or valid leasehold rights in the case of leased property, to all real property and all personal property purported to be owned or leased by it, free and clear of all liens, security interests, claims, encumbrances and charges, excluding (i) liens for fees, taxes, levies, imposts, duties or governmental charges of any kind which are not yet delinquent or are being contested in good faith by appropriate proceedings which suspend the collection thereof, (ii) liens for mechanics, materialmen, laborers, employees, suppliers or other liens arising by operation of law for sums which are not yet delinquent or are being contested in good faith by appropriate proceedings, and (iii) purchase money liens on office, computer and related equipment and supplies incurred in the ordinary course of business. All buildings, and all fixtures, equipment and other property and assets held under leases or sub-leases by Celltech are held under valid instruments enforceable in accordance with their respective terms, except to the extent that certain leases for equipment set forth on Schedule 2.18 to the Celltech Disclosure Schedule prohibit an assignment, merger or change of control of Celltech, and the violation of which prohibition or loss of such lease, alone or in the aggregate, would not have a Material Adverse Effect on Celltech or the Surviving Corporation . The tangible personal property of Celltech has no material defects and is in good operating condition and repair (ordinary wear and tear excepted) and is adequate for its current uses. None of such tangible personal property is in need of maintenance or repairs except for ordinary routine maintenance and repairs that are not material in nature or cost.

                  (b) Except as set forth on Schedule 2.18, consummation of the Merger will not result in any breach of or constitute a default (or an event with which notice or lapse of time or both would constitute a default) under, or give to others any rights of termination or cancellation or, or require the consent of others under, any lease in which Celltech is a lessee.

     2.19 Employees and Independent Contractors. Schedule 2.19 to the Celltech Disclosure Schedules is a list of all of Celltech's employees and (a) their titles or responsibilities; (b) their current salaries or wages; (c) their last compensation changes and the dates on which such changes were made; (d) any specific bonus, commission or incentive plans or agreements for or with them; and (e) any outstanding loans or advances made to them. Celltech has delivered to CTIG an accurate and complete list of all bonuses, commissions and incentives paid to the employees listed on Schedule 2.19 at any time during the past twelve months. Schedule 2.19 includes a list of all sales representatives and independent contractors engaged in Celltech's business, their payment arrangements, and a brief description of their jobs or projects currently in progress. Celltech is in full compliance with all applicable statutes, laws, ordinances, rules and regulations of any Governmental Entity respecting employment practices. Celltech has never been a party to or bound by any union or collective bargaining contract, nor is any such contract currently in effect or being negotiated by or on behalf of Celltech. Celltech has not experienced any labor problem that was or is material to its business. Celltech's relations with its employees are currently on a good and normal basis, and no employee of Celltech has indicated an intention to terminate his or her employment. Celltech does not have any knowledge or belief that the transactions contemplated by this Agreement will adversely affect relations with Celltech's employees.

     2.20 Year 2000. Celltech has put into effect practices and programs which Celltech believes will enable all material software, hardware and equipment (including microprocessors) that are owned or utilized by Celltech in the operations of its business to be capable of accounting for all calculations using a century and date sensitive algorithm for the year 2000 and the fact that the year 2000 is a leap year and to otherwise continue to function without any interruption caused by the occurrence of the year 2000.

     2.21 Certain Interests. Except as set forth in Schedule 2.21 of the Celltech Disclosure Schedules, none of Celltech, or any of its officers, directors, or affiliates or Principal Stockholder, has (a) any direct or indirect interest (other than the ownership of less than 1% of the outstanding securities of a publicly held company) in any corporation or business that is involved in or competes with Celltech, or (b) any direct or indirect interest in any property or assets used by, or relating to, Celltech or its business, except for the ownership of Celltech's capital stock.

     2.22 Customers and Suppliers. Schedule 2.22 of the Celltech Disclosure Schedules sets forth a list of Celltech's ten largest customers and ten largest suppliers in terms of sales and purchases, respectively, during the fiscal year ended December 31, 1999, showing the approximate total of sales by Celltech to each such customer and the approximate total purchases by Celltech from each such supplier during such year. Except as set forth on Schedule 2.22 of the Celltech Disclosure Schedules, no material adverse change has occurred in the business relationship or contracts of Celltech with any such customer or any such supplier and, to Celltech's knowledge, no facts exist and no events have occurred that could reasonably be expected to result in a material adverse change to any such relationship.

     2.23 Accounts Receivable. Schedule 2.23 of the Celltech Disclosure Schedules sets forth a true and complete list of all accounts receivable of Celltech as of the date hereof and the aging thereof. All accounts receivable of Celltech reflected on such Schedule or subsequently created through the Effective Time (the "Accounts Receivable"), represent sales actually made or services actually performed in the ordinary course of business and are current and either have been collected in full or will be collectable in full without any setoff. Notwithstanding the foregoing, no representation or warranty is made with respect to the ability to collect an account receivable of Ameritel Communications in the amount of $406,999.09.

     2.24 America One Revenue. The gross revenue received by Celltech from America One from March 1, 1999 to February 29, 2000 was $3,758,691, with $1,176,084 of such revenue attributed to postage.

     2.25 Reorganization Treatment. Except as required by this Agreement, Celltech has not taken or agreed to take, and does not intend to take, any action that would cause the Merger to fail to qualify as a reorganization within the meaning of
                  Section 368 of the Code.

     2.26 Disclosure. No representation or warranty by Celltech or Principal Stockholder and no statement or information relating to Celltech contained herein, or in any certificate furnished by or on behalf of Celltech to CTIG or Merger Sub in connection herewith, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements herein or therein, in light of the circumstances under which they were made, not misleading.

                                   ARTICLE IIA

                         REPRESENTATIONS AND WARRANTIES
                            OF CELLTECH STOCKHOLDERS

         Each Celltech Stockholder severally makes the following representations, warranties and agreements to and with CTIG and Merger Sub:

         2A.1 Ownership of Celltech Common Stock. He or she owns the number of shares of Celltech Common Stock set forth under his or her name on the signature page to this Agreement. He or she has good, marketable and unencumbered title to such shares, free and clear of all liens, security interests, pledges, claims, encumbrances, options and rights of others. There are no restrictions on his or her right to transfer such shares pursuant to this Agreement. No transfer of record ownership of, or beneficial interest in, any of such shares will be made between the date hereof and the Effective Time.

         2A.2 Agreement Not in Breach of Other Instruments Affecting Celltech Stockholders. The execution and delivery of this Agreement, the consummation of the transactions provided for herein, and the fulfillment of the terms hereof by the Celltech Stockholder, will not result in the breach of any of the terms and provisions of, or constitute a default under, or conflict with, any agreement or other instrument by which he or she is bound, any judgment, decree, order, or award of any court, Governmental Entity, or arbitrator, or any applicable law, rule or regulation.

         2A.3 Valid and Binding Agreement. This Agreement constitutes the valid and binding obligation of the Celltech Stockholder, and is enforceable against him or her in accordance with its terms.

         2A.4 No Claims Against Celltech. The Celltech Stockholder, as of the date of this Agreement, has no claims, no intent to assert any claims and no basis to make any claims, against Celltech, for any reason.

         2A.5 Further Assurances. The Celltech Stockholder will take such actions, and shall execute such additional documents, as shall be necessary or appropriate, to effectuate the Merger and the transactions contemplated by this Agreement.

         2A.6 Shareholder Meeting. The Celltech Stockholder agrees to vote all of his or her shares of Celltech Common Stock in favor of the Merger and this Agreement at any meeting called for the authorization and approval thereof, or to execute any consents in writing in lieu of such meeting.

         2A.7 Reorganization Treatment. Except as required by this Agreement, the Celltech Stockholder has not taken or agreed to take, and does not intend to take, any action that would cause the Merger to fail to qualify as a reorganization within the meaning of Section 368 of the Code.


                                   ARTICLE III

              REPRESENTATIONS AND WARRANTIES OF CTIG AND MERGER SUB

         CTIG and Merger Sub hereby jointly and severally represent and warrant to Celltech and the Celltech Stockholders as follows:

     3.1 Organization. Each is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and each has all requisite corporate power and authority to own, lease and operate its respective properties and to carry on its respective businesses as now being conducted. Each is duly qualified or licensed and in good standing to do business in each jurisdiction in which the property owned, licensed or operated by it or the nature of the business conducted by it makes such qualification necessary, except where failure to be so duly certified or licensed and in good standing would not, individually and or in the aggregate, have a Material Adverse Effect.

     3.2 Authority. Each has full corporate power and authority to execute and deliver this Agreement and, subject to approval of CTIG's stockholders, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized and approved by their respective Boards of Directors and by CTIG as the sole stockholder of Merger Sub, and no other corporate proceedings are necessary to authorize this Agreement or the consummation of the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by CTIG and Merger Sub and, it constitutes a legal, valid and binding agreement of CTIG and Merger Sub, enforceable against each of them in accordance with its terms.

     3.3          No Violations; Consents and Approvals.

                  (a) Neither the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby nor compliance by CTIG and Merger Sub with any of the provisions hereof will violate any provision of their respective certificates of incorporation or by-laws.

                  (b) No filing or registration with, notification to, or authorization, consent or approval of, any Governmental Entity is required by CTIG or Merger Sub in connection with the execution and delivery of this Agreement or the consummation by either of the transactions contemplated hereby, except (i) in connection, or in compliance, with the provisions of the Exchange Act, (ii) the Proxy Statement, if required (iii) the Form S-4 (as defined in Section 4.5), (iv) the filing of the Certificate of Merger with the Secretary of State of the State of Delaware, (v) such consents, approvals, orders, authorizations, notifications, approvals, registrations, declarations and filings as may be required under the corporation, takeover or blue sky laws of various states and (vi) such other consents, orders, authorizations, registrations, declarations and filings not obtained prior to the Effective Time the failure of which to be obtained or made would not, individually or in the aggregate, materially impair the ability of CTIG or Merger Sub to perform their respective obligations hereunder or prevent the consummation of any of the transactions contemplated hereby or for which they have received or, prior to the Closing Date shall have received, appropriate consents or warranties.

     3.4 Legal Proceedings. There is no (a) claim, action, suit or proceeding pending or, to CTIG's best knowledge, threatened, against or relating to it or any of its subsidiaries or any of their respective assets before any court or Governmental Entity or (b) outstanding judgment, order, writ, injunction or decree, or application, request or motion therefor, of any court or arbitration tribunal or Governmental Entity in a proceeding to which CTIG or any of its subsidiaries is a party, except any such claim, action, suit or proceeding or judgment, order, writ, injunction, decree, application, request or motion which would not, individually or in the aggregate, materially impair the ability of CTIG or Merger Sub to perform their respective obligations hereunder or prevent the consummation of any of the transactions contemplated hereby.

     3.5 Proxy Statement. If a Proxy Statement is required for consummation of the Merger under applicable law, none of the information to be supplied by CTIG or Merger Sub for inclusion or incorporation by reference in such Proxy Statement at the time of its mailing to its stockholders and at the time of the Special Meeting, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

     3.6 Broker's Fees. Neither CTIG nor Merger Sub or any of their respective directors or officers has employed any broker, finder or financial advisor or incurred any liability for any broker's fees, commissions, or financial advisory or finder's fees in connection with any of the transactions contemplated by this Agreement.

     3.7 Capitalization of Merger Sub. The authorized capital stock of Merger Sub consists of 1,000 shares of its common stock, $.01 par value per share. 500 such shares are outstanding and owned beneficially and of record by CTIG. All such outstanding shares were duly authorized and validly issued and are fully paid and nonassessable. There are no outstanding options, warrants or other rights to acquire any capital stock of Merger Sub.



     3.8 CTIG Disclosures. (a) CTIG has made available to the Celltech Stockholders the following documents:

                  (a) CTIG's Annual Report on Form 10-K for the fiscal year ended March 31, 1999

                  (b) CTIG 's Proxy Statement for its 1999 annual meeting of stockholders;

                  (c) CTIG's Current Report on Form 8-K dated February 22, 2000; and

                  (d) CTIG's Form 10-Q for the quarterly period ended December 31, 1999.

         CTIG will provide the Celltech Stockholders with a copy of the Prospectus (as defined in Section 4.5) at the same time it is provided to stockholders of Centillion Data System, Inc.

         Since December 31, 1999, CTIG has filed with the SEC all forms, reports and documents required to be filed by it pursuant to the federal securities laws and the rules and regulations promulgated by the SEC thereunder, and each such form, report and document complied in all material respects with the applicable substantive requirements of the Securities Act and the Exchange Act as in effect at the time of the filing of such form, report or document.

     3.9 Merger Stock. The Merger Stock (i) prior to Closing will be duly authorized, (ii) upon issuance, delivery and payment therefor in the manner described herein, will be validly issued, fully paid and nonassessable, (iii) prior to Closing will be registered under the Securities Act as set forth in
                  Section 4.5 and upon issuance will not be listed and will be traded in the over the counter market, (iv) will conform to the description thereof contained in the Form S-4, (v) will be evidenced by certificates bearing no restrictive legends relating to the securities laws, and (vi) subject to the foregoing, the escrow of the Escrowed Stock and any restrictions on Principal Stockholder as the result of any "affiliate" status under the securities laws, may be resold by the holders thereof without further registration under the Securities Act, except to the extent set forth in Section 4.5.

     3.10 Reorganization Treatment. Except as required by this Agreement, neither CTIG nor Merger Sub has taken, agreed to take, or intends to take any action that would cause the Merger to fail to qualify as a reorganization within the meaning of Section 368 of the Code.

                                   ARTICLE IV

                                    COVENANTS

     4.1 Conduct of Business of Celltech. Except as contemplated by this Agreement or as expressly agreed to in writing by CTIG, during the period from the date of this Agreement to the Effective Time, Celltech will conduct its operations according to its ordinary course of business consistent with past practice, and will use all commercially reasonable efforts to preserve intact its business organization, to keep available the services of its officers and employees and to maintain satisfactory relationships with suppliers, distributors, customers and others having business relationships with it and will take no action which would materially adversely affect the ability of the parties to consummate the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, and except as otherwise expressly provided in this Agreement, prior to the Effective Time, Celltech will not, without the prior written consent of CTIG:

                  (a) amend its certificate of incorporation or by-laws;

                  (b) authorize for issuance, issue, sell, deliver, grant any options for, or otherwise agree or commit to issue, sell or deliver any shares of any class of its capital stock or any securities convertible into shares of any class of its capital stock;

                  (c) split, combine or reclassify any shares of its capital stock, declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock or purchase, redeem or otherwise acquire any shares of its capital stock;

                  (d) (i) create, incur, assume, maintain or permit to exist any long- term debt or any short-term debt for borrowed money other than under existing lines of credit or replacements thereof, or the negotiation of a capital lease or buy-out agreement with Pitney Bowes at the expiration of the current lease for a mail-inserter machine (ii) assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any Person, or (iii) make any loans, advances or capital contributions to, or investments in, any Person;

                  (e) except as otherwise expressly contemplated by this Agreement or as set forth in Schedule 4.1 of the Celltech Disclosure Statement, (i) increase in any manner the compensation of any of its directors, officers or other employees (other than regularly scheduled raises for employees other than Principal Stockholder), or pay any bonuses to any director or officer or to Principal Stockholder; (ii) pay or agree to pay any pension, retirement allowance or other employee benefit not required, or enter into or agree to enter into any agreement or arrangement with such director, officer or employee, whether past or present, relating to any such pension, retirement allowance or other employee benefit except as required under currently existing agreements, plans or arrangements; (iii) grant any severance or termination pay to, or enter into any employment or severance agreement with, any of its directors, officers or other employees; or (iv) except as may be required to comply with applicable law, become obligated under any new pension plan, welfare plan, multi-employer plan, employee benefit plan, benefit arrangement, or similar plan or arrangement, which was not in existence on the date hereof, including any bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation right, group insurance, severance pay, retirement or other benefit plan, agreement or arrangement, or employment or consulting agreement with or for the benefit of any Person, or amend any of such plans or any of such agreements in existence on the date hereof;

                  (f) except as otherwise expressly contemplated by this Agreement, enter into any material agreements, commitments or contracts, except agreements, commitments or contracts for the purchase, sale or lease of goods or services in the ordinary course of business, consistent with past practices; provided that Celltech shall not enter into any agreement, commitment or contract that requires payments by Celltech in excess of $50,000 without the prior written consent of CTIG, which shall not be unreasonably withheld;

                  (g) authorize, recommend, propose or announce an intention to authorize, recommend or propose, or enter into, any agreement in principle or any agreement with respect to any plan of liquidation or dissolution, any sale, transfer, lease, license, pledge, mortgage, or other disposition or encumbrance of a material amount of assets or securities or any change in its capitalization, or any entry into a material contract or any amendment or modification of any material contract or any release or relinquishment of any material contract rights;

                  (h) acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial equity interest in or all or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or enter into any new material line of business outside its existing core businesses;

                  (i) knowingly undertake any act, or suffer to exist any condition, causing any insurance policy naming it as a beneficiary or a loss payee to be canceled or terminated;

                  (j) take any action that would, or could reasonably be expected to, result in (i) any of the conditions to the Merger set forth in
     Article V and VI not being satisfied or (ii) a material delay in the satisfaction of such conditions;

                  (k) make any material change in its methods of accounting in effect at the Balance Sheet Date, except as required by changes in GAAP as concurred in by its independent auditors, or change its fiscal year;

                  (l) take any action that would cause the representations and warranties set forth in Article II to no longer be true and correct;

                  (m) commit to any capital expenditures, other than those incurred or committed in the ordinary course of business and which are not in excess of $15,000, individually or $50,000 in the aggregate; or

                  (n) agree to do or authorize any of the foregoing.

     4.2 No Solicitation by Celltech. Celltech and Principal Stockholder, jointly and severally, represent and warrant to, and covenant and agree with, CTIG and Merger Sub that Celltech does not have any agreement, arrangement or understanding with any other potential acquiror. Celltech and each Celltech Stockholder agrees that from and after the date hereof and until the earlier of the consummation of the Merger or the termination of this Agreement, they shall, and Celltech and Principal Stockholder shall cause Celltech's officers, directors, advisors, investment bankers, agents and attorneys to (a) not solicit (or authorize any Person to solicit), directly or indirectly, any inquiries, proposals or offers from any Person relating to any acquisition or purchase of all or substantially all the assets of, or any equity interest in, or any merger, consolidation or business combination with Celltech (the foregoing being referred to as an "Acquisition Transaction"), (b) not enter into any agreement with respect to any Acquisition Transaction, and (c) not elicit any discussions of, participate in any negotiations regarding, cooperate with, facilitate or encourage an Acquisition Transaction or furnish to any other Person any information concerning Celltech in connection therewith. Celltech shall immediately notify CTIG if any unsolicited proposal or offer with respect to an Acquisition Transaction is received by Celltech and communicate to CTIG the terms of any such proposal or offer.

     4.3          Access to Information.

                  (a) From the date of this Agreement until the Effective Time, Celltech will continue to give CTIG and its authorized representatives (including counsel, consultants, financial advisors, accountants and auditors) reasonable access during normal business hours to all of its facilities, personnel and operations and to all of its books and records, will continue to permit CTIG to make such inspections as it may reasonably require and will continue to cause its officers to furnish CTIG with such financial and operating data and other information with respect to its business and properties as CTIG may from time to time reasonably request.

                  (b) Each of the parties will hold, and CTIG, Merger Sub and Celltech will cause all of their respective employees and representatives to hold, in strict confidence all documents and information furnished to the other in connection with the transactions contemplated by this Agreement.

     4.4          CTIG Proxy Statement and Special Meeting.

                  (a) If required by applicable law, CTIG shall file the Proxy Statement with the SEC as soon as practicable after the execution of this Agreement. Celltech shall promptly furnish to CTIG all information, and take such other actions, as may reasonably be requested by CTIG in connection with the Proxy Statement. The Proxy Statement shall state that the Board of Directors of CTIG has, subject to the applicable provisions of this Agreement, (i) approved the Merger and (ii) determined that the Merger is fair and in the best interest of the stockholders of CTIG.

                  (b) CTIG agrees that the Proxy Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Special Meeting, will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the foregoing shall not apply to the extent that any such untrue statement of a material fact or omission to state a material fact was made by CTIG in reliance upon and in conformity with information concerning Celltech to be furnished by it for use in the Proxy Statement. Celltech agrees that none of the information to be furnished in writing to CTIG for use in the Proxy Statement and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Special

     Meeting, will include any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If at any time prior to the Effective Time any event shall occur which is required to be described in the Proxy Statement, the party that becomes aware of such event shall immediately notify the other parties and such event shall be so described, and an amendment or supplement shall be promptly filed with the SEC and, as required by law, disseminated to the stockholders of CTIG. CTIG will advise Celltech promptly after it receives notice thereof, of any comments by the SEC on the Proxy Statement and the responses thereto and of any requests by the SEC for additional information.

                  (c) If required by applicable law, CTIG shall call the Special Meeting, to be held as promptly as practicable in accordance with applicable law for the purpose of voting upon the adoption of this Agreement and the approval of the Merger.

     4.5 Preparation of Form S-4; Stockholders Meeting. As promptly as practicable following the date hereof, CTIG shall prepare and file with the SEC a Registration Statement on Form S-4 with respect to the issuance of the Closing Stock (the "Form S-4") in which a Proxy Statement (which may be a Proxy Statement/Prospectus if the Special Meeting and Proxy Statement is required by applicable law) will be included (the "Prospectus"). The Form S-4 shall also register the Escrowed Stock on a "shelf" basis to be valid until the first of the following to occur: (a) April 30, 2003, (b) the release to the Celltech Stockholders and/or return to CTIG of all Escrowed Stock pursuant to Section 1.17, or (c) the longest period allowed by law, regulation or the SEC. The Form S-4 and Prospectus shall comply as to form in all material respects with the applicable provisions of the Securities Act and the Exchange Act. CTIG shall use all reasonable efforts to have the Form S-4 declared effective under the Securities Act as promptly as practicable after filing with the SEC and to keep the Form S-4 effective as long as is necessary to consummate the Merger. The parties shall promptly provide copies to and consult with each other and prepare written responses with respect to any written comments received from the SEC with respect to the Form S-4 and the Prospectus and promptly advise the other party of any oral comments received from the SEC. CTIG agrees that none of the information supplied or to be supplied by CTIG for inclusion or incorporation by reference in the Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Special Meeting, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Celltech agrees that none of the information supplied or to be supplied by Celltech for inclusion or incorporation by reference in the Prospectus and each amendment or supplement thereto, at the time of mailing thereof and at the time of the Special Meeting will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. CTIG agrees that upon release of any of the Escrowed Stock to the Celltech Stockholders pursuant to Section 1.17 (i) CTIG shall file, from time to time, as applicable, such supplemental prospectus for each such "shelf takedown" as may be required by the SEC in respect thereof, and otherwise comply in all material respects with the applicable provisions of the Securities Act and the Exchange Act, and (ii) such released shares will be evidenced by certificates bearing no restrictive legends relating to the securities laws, and, subject to any restrictions on Principal Stockholder as the result of any "affiliate" status under the securities laws, may be resold by the holders thereof without further registration under the Securities Act.

     4.6 Reasonable Best Efforts; Other Actions. Subject to the terms and conditions of this Agreement and applicable law, the parties shall use all commercially reasonable best efforts promptly to take, or cause to be taken, all other actions and do, or cause to be done, consistent with the fiduciary obligations of the respective Board of Directors, all other things necessary, proper or appropriate under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement, including, without limitation, (a) the obtaining of all necessary consents, approvals or waivers from third parties that are required in connection with the Merger, and (b) the lifting of any legal bar to the Merger.

     4.7 Public Announcements. Before issuing any press release or otherwise making any public statements with respect to transactions contemplated by this Agreement, CTIG and Celltech will consult with each other as to its form and substance and shall not issue any such press release or make any such public statement prior to such consultation, except as may be required by law.

     4.8 Notification of Certain Matters. Each of Celltech and CTIG shall give prompt notice to the other of (a) any notice of, or other communication relating to, a default or event which, with notice or lapse of time or both, would become a default, received by it subsequent to the date of this Agreement and prior to the Effective Time, under any contract material to the financial condition, properties, businesses or results of operations of Celltech or to which Celltech is a party or is subject, (b) any notice or other communication from any third party alleging that the consent of such third party is or may be required in connection with the transactions contemplated by this Agreement, (c) the occurrence or non-occurrence of any fact or event which would be reasonably likely (i) to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect at any time from the date hereof to the Effective Time or (ii) to cause any material covenant, condition or agreement hereunder not to be complied with or satisfied in all material respects and (d) any failure of CTIG or Celltech, as the case may be, to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder in any material respect; provided, however, that no such notification shall affect the representations or warranties of any party or the conditions to the obligations of any party hereunder.

     4.9 Expenses. Except as set forth in Section 2.11, the parties shall bear their respective expenses incurred in connection with the transactions contemplated by this Agreement, including, without limitation, the preparation, execution and performance of this Agreement and the transactions contemplated hereby, and all fees and expenses of their respective investment bankers, finders, brokers, agents, representatives, counsel and accountants; provided that CTIG shall reimburse Celltech for fees it pays to Arthur Andersen LLP to prepare the Financial Statements unless CTIG terminates this Agreement pursuant to Section 8.2.

     4.10 Line of Credit. As soon as practicable after the Effective Time, the Surviving Corporation will exert reasonable commercial efforts to cause Southwest Bank of Texas N.A. to remove Principal Stockholder as a guarantor of that certain revolving line of credit promissory note, dated August 26, 1999, in the original principal amount of $400,000, executed by Celltech, and payable to the order of Southwest Bank of Texas N.A. If Surviving Corporation is unable to remove Principal Stockholder as a guarantor, it will terminate the foregoing line of credit facility.

                                    ARTICLE V

                  CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

         The respective obligations of each party to effect the transactions contemplated by this Agreement shall be subject to the fulfillment at or prior to the Closing of each of the following conditions, any all of which may be waived in whole or in part by CTIG or Celltech, as the case may be, to the extent permitted by applicable law:

     5.1 Stockholder Approval. If required by applicable law, the requisite vote of the stockholders of CTIG necessary to consummate the Merger shall have been obtained. The requisite vote of the Celltech Stockholders shall have been obtained.

     5.2 Consents and Approvals. All necessary consents and approvals of any Governmental Entity or any other third party required for the consummation of the transactions contemplated by this Agreement shall have been obtained, except for such consents and approvals the failure to obtain which individually or in the aggregate would not have a Material Adverse Effect.

     5.3 Opinion of Financial Advisor. If CTIG determines that a "fairness opinion" is required or appropriate for the Merger, CTIG shall have received the written opinion of First Colonial Securities Group to the effect that the Merger Consideration is fair from a financial point of view to the stockholders of CTIG. A true and correct copy of such opinion shall have been delivered to Celltech.

     5.4 Employment Agreement. The employment agreement with David Warren, in the form attached hereto as Exhibit "A," shall be executed.

     5.5 Merger with Centillion Data Systems, Inc. The merger of CTIG and Centillion Data Systems pursuant to an Agreement and Plan of Merger between them, dated as of February 3, 2000 (the "Centillion Merger"), shall have closed.

                                   ARTICLE VI

              CONDITIONS TO THE OBLIGATIONS OF CTIG AND MERGER SUB

         The obligations of CTIG and Merger Sub to effect the transactions contemplated by this Agreement and to perform their other obligations to be performed at or subsequent to the Closing shall be subject to the fulfillment at or prior to the Closing of the following additional conditions, any one or more of which may be waived by CTIG to the extent permitted by applicable law:

     6.1 Representations and Warranties True. The representations and warranties of Celltech and the Celltech Stockholders, contained in this Agreement shall be true and correct on the date of this Agreement and at and on the Closing Date as though such representations and warranties were made at and on such dates (except where such representation and warranty speaks by its terms as of a different date, in which case it shall be true and correct as of such date), except for such untruths or inaccuracies which would not, individually or in the aggregate, have a Material Adverse Effect on Celltech.

     6.2 Performance. Celltech and the Celltech Stockholders shall have performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

     6.3          Additional Documents.  Celltech shall furnish the following:

                  (a) such certificates of Celltech's President and of each of the Celltech Stockholders to evidence compliance with the conditions set forth in Sections 6.1 and 6.2 as may be reasonably requested by CTIG,

                  (b) resolutions of Celltech's Board of Directors and the Celltech Stockholders authorizing and approving the Merger, this Agreement and all transactions contemplated hereby, certified by Celltech's Secretary,

                  (c) a "good standing" certificate for Celltech and a certified copy of its Certificate of Incorporation, and all amendments thereto, issued by the Delaware Secretary of State and dated as of a date within five days prior to the Closing Date,

                  (d) general releases in favor of Celltech executed by each Celltech Stockholder and each director, in the form previously approved by CTIG, releasing Celltech from all liability to such person,

                  (e) a general release, in the form previously approved by CTIG, executed by Symphony Management Associates, Inc., releasing Celltech from all liability,

                  (f) all consents and approvals by third parties that may be required for Celltech to perform its obligations under this Agreement, and

                  (g) any documents of transfer reasonably requested by CTIG including, without limitation, documents to be filed with the United States Patent and Trademark Office with respect to Celltech's registered trademarks.

     6.4 Certain Proceedings. No writ, order, decree or injunction of a court of competent jurisdiction or Governmental Entity shall be in effect against any of the parties, and no proceedings therefor shall have been threatened or commenced by any Governmental Entity, which prohibits or restricts the consummation of the Merger or would otherwise restrict the Surviving Corporation's exercise of full rights to own and operate its business in a manner which would have a Material Adverse Effect on Celltech or the Surviving Corporation.

     6.5 Minimum Balance Sheet Requirements. The adjusted balance sheet of Celltech, on and as of the Closing Date (which shall be certified by Celltech's President) must reflect: (i) net current assets (i.e., over current liabilities) of not less than $1.00, (ii) no long term liabilities other than deferred taxes, and (iii) all earnings for the period from January 1, 2000 to the Effective Time.

     6.6 Material Adverse Change. There shall not have occurred any material adverse change in the business, operations, assets, financial condition or results of operations of Celltech since the Balance Sheet Date.

                                   ARTICLE VII

                    CONDITIONS TO THE OBLIGATIONS OF CELLTECH

         The obligation of Company under this Agreement to effect the transactions contemplated by this Agreement shall be subject to the fulfillment on or before the Closing Date of each of the following additional conditions, any one or more or which may be waived by Company:

     7.1 Representations and Warranties True. The representations and warranties of CTIG and Merger Sub contained in this Agreement shall be true and correct on the date of this Agreement and at and on the Closing Date as though such representations and warranties were made at and on such dates (except when such representation and warranty speaks by its terms of a different date, in which case it shall be true and correct as of such date), except for such untruths or inaccuracies which would not, individually or in the aggregate, have a Material Adverse Effect on CTIG and Merger Sub.

     7.2 Performance. CTIG and Merger Sub shall have each performed and complied in all material respects with all agreements, obligations and conditions required by this Agreement to be performed or complied with by either of them on or prior to the Closing Date.

     7.3          Certificates.

                  (a) CTIG and Merger Sub shall furnish such certificates of their respective Presidents to evidence compliance with the conditions set forth in Sections 7.1 and 7.2 as may be reasonably requested by Celltech;

                  (b) evidence that the CTIG Board of Directors and/or CTIG stockholders, as appropriate, have taken all appropriate corporate action authorizing and approving the Merger, this Agreement and all transactions contemplated thereby, certified by CTIG's Secretary; and

                  (c) a "good standing" certificate for Celltech issued by the Delaware Secretary of State and dated as of a date within five days prior to the Closing Date.

     7.4 Certain Proceedings. No writ, order, decree or injunction of a court of competent jurisdiction or Governmental Entity shall be in effect against any of the parties, and no proceedings therefor shall have been threatened or commenced by any governmental entity, which prohibits or restricts the consummation of the Merger.

     7.5 Effectiveness of the Form S-4. The Form S-4 shall have been declared effective by the SEC under the Securities Act. No stop order suspending the effectiveness of the Form S-4 shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or threatened by the SEC.

                                  ARTICLE VIII

                           TERMINATION AND ABANDONMENT


     8.1 Termination by CTIG or Celltech. This Agreement may be terminated at any time prior to the Effective Time, whether before or after approval by the stockholders of CTIG and/or
                  Celltech:

                  (a) by mutual consent of the Boards of Directors of CTIG and Celltech;

                  (b) by either CTIG or Celltech if, without a material breach of this Agreement by such terminating party, the Merger shall not have been consummated on or before June 30, 2000, which date may be extended by mutual written consent of CTIG and Celltech; or

                  (c) by either CTIG or Celltech, if any court of competent jurisdiction in the United States or other Governmental Entity shall have issued an order (other than a temporary restraining order) , decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the Merger, and such order, decree, ruling or other action shall have become final and nonappealable; provided that the party seeking to terminate this Agreement shall have used all commercially reasonable efforts to remove or lift such order, decree or ruling; or

                  (d) if a Special Meeting is required by applicable law, by either CTIG if the approval of CTIG's stockholders required for the consummation shall not have been obtained.

     8.2 Termination by CTIG. This Agreement may be terminated and the transactions contemplated hereby abandoned by action of the Board of Directors of CTIG, at any time prior to the Effective Time, before or after the approval by the stockholders of CTIG, if (a) Celltech or Principal Stockholder shall have failed to comply in any material respect with any of their respective covenants or agreements contained in this Agreement to be complied with or performed by Celltech or Principal Stockholder at or prior to such date of termination or (b) there exists a material breach or breaches of any representation or warranty of Celltech or a Celltech Stockholder contained in this Agreement such that the closing condition set forth in Section 6.1 would not be satisfied as of the Closing Date, or (c) if Celltech fails to deliver the Financial Statements as required by Section 2.5(b).

     8.3 Termination by Celltech. This Agreement may be terminated and the transactions contemplated hereby abandoned at any time prior to the Effective Time, before or after the approval by the stockholders of Celltech, by action of the Board of the Directors of Celltech, if (a) CTIG or Merger Sub shall have failed to comply in any material respect with any of their respective covenants or agreements contained in this Agreement to be complied with or performed by CTIG or Merger Sub at or prior to such date of termination, or (b) there exists a material breach or breaches of any representation or warranty of CTIG or Merger Sub contained in this Agreement such that the closing condition set forth in
                  Section 7.1 would not be satisfied as of the Closing Date.

     8.4 Procedure for Termination. In the event of termination of this Agreement and abandonment of the transactions contemplated hereby by CTIG or Celltech pursuant to this Article VIII, written notice thereof shall forthwith be given to the other.

     8.5 Effect of Termination and Abandonment. In the event of termination of this Agreement and abandonment of the transactions contemplated hereby pursuant to this Article VIII, no party (or any of its respective directors or officers) shall have any liability or further obligation to any other party to this Agreement; provided that nothing herein shall relieve any party from liability for any breach of its representations, warrants, covenants and agreements under this Agreement.

                                   ARTICLE IX

                    INDEMNIFICATION BY PRINCIPAL STOCKHOLDER

     9.1          Indemnification. Subject to the terms and conditions of this
                  Article IX, Principal Stockholder does hereby indemnify, defend and hold harmless CTIG and Merger Sub (each an "Indemnified Party") for a period of one year after the Effective Time, from and against all losses, claims, damages, liabilities and expenses, including interest, penalties and reasonable attorney's fees and expenses (collectively "Damages"), resulting or arising, directly or indirectly, from
                  (a) a material breach of any representation, warranty or agreement of Celltech or Principal Stockholder contained in or made part of this Agreement or any document executed in connection herewith, (b) any material error contained in any statement, report, certificate or other document or instrument delivered to CTIG or Merger Sub pursuant to this Agreement or contained in any Schedule, (c) any claim, debt, liability or obligation of Celltech or Principal Stockholder to any party, incurred prior to the Effective Time or arising from any matter or thing occurring prior to the Effective Time, including but not limited to claims made by current or former stockholders of Celltech and claims made by Governmental Entities for Taxes, except for (i) liabilities expressly disclosed in this Agreement, the Celltech Disclosure Schedules or the Celltech Financial Statements, and (ii) liabilities incurred between the date of this Agreement and the Effective Time, the incurrence of which is not in violation of the provisions of this Agreement, and
                  (d) the cause of action filed by the Minority Stockholders styled Frank S. Scarpa, Valerie S. Hart and Richard J. Donnelly, Plaintiffs v. David A. Warren and Celltech Information Systems, Inc., Defendants in the Delaware Chancery Court, New Castle Delaware, C.A. No. 17704 NC, including, without limitation, the settlement thereof.

     9.2 Conditions of Indemnification. The obligations and liabilities of Principal Stockholder to indemnify the Indemnified Parties under Section 9.1 shall be subject to the following terms and conditions:

                  (a) An Indemnified Party shall give Principal Stockholder prompt notice of any claim for Damages. Failure to provide, or a delay in providing, the foregoing notice shall not relieve Principal Stockholder of his obligations under this Article IX unless, and only to the extent that, his rights to defend a third party claim are materially prejudiced thereby. In the event the claim is the result of an action or threatened action by a third party, Principal Stockholder shall have the right to undertake the defense thereof by representatives chosen by it. If Principal Stockholder, within a reasonable time after notice of any such claim by a third party, fails to defend an Indemnified Party against which such claim has been asserted, such Indemnified Party shall upon further notice to Principal Stockholder have the right to undertake the defense, compromise or settlement of such claim on behalf of and for the account and risk of Principal Stockholder, subject to the right of the Principal Stockholder to assume the defense of such claim at any time prior to settlement, compromise or final determination thereof.

         (b) Principal Stockholder still have the right to contest a claim for Damages by providing written notice to the Indemnified Party that is making the claim within 10 days after receiving notice of the claim. All such contests shall be resolved by final and binding arbitration before a panel of three arbitrators in Wilmington, DE in accordance with the Commercial Arbitration Rules of the American Arbitration Association.

     9.3          Remedies.

                  (a) No shares of Principal Stockholder's Escrowed Stock then in escrow shall be released pursuant to Section 1.17 after a claim for Damages has been made, until all such claims have been resolved.

                  (b) Any Damages due an Indemnified Party shall first be paid by reducing the number of shares of Principal Stockholder's Escrowed Stock that would otherwise have been issued to Principal Stockholder by an amount equal in value to such Damages. The number of shares by which such distribution shall be reduced, shall be valued at the Average Market Price per Share of the Class A Common Stock on the date notice of the claim for Damages was provided to Principal Stockholder.

                  (c) In the event that the amount of Damages exceeds the value of Principal Stockholder's Escrowed Stock then in escrow that would otherwise have been issued to Principal Stockholder, then within 30 days after the final determination of such number of shares Principal Stockholder shall pay the balance due (the "Cash Indemnity Payment") by certified or bank check or by wire transfer. Notwithstanding the foregoing, the parties agree that the Cash Indemnity Payment shall not exceed $500,000 except to the extent such excess is caused by a claim by a Minority Stockholder or former stockholders, if any, or pursuant to Section 9.1(d) but in all cases the total amount of Principal Stockholder's liability pursuant to this Article IX shall not exceed the value of the Merger Consideration otherwise to be received by him.

                                    ARTICLE X

                                   DEFINITIONS

     10.1 Terms Defined in the Agreement. The following capitalized terms used herein shall have the meanings ascribed in the indicated sections.

     Accounts Receivable                                2.23
     Acquisition Transaction                            4.2
     America One                                        1.17
     America One Revenue                                1.17
     Average Market Price Per Share                     1.7
     Balance Sheet                                      2.5
     Balance Sheet Date                                 2.5

     Business Day                                       1.3
     CTIG                                             Preamble
     CTIG Dissenting Shares                             1.16
     Cash Indemnity Payment                             9.3
     Celltech                                         Preamble
     Celltech Common Stock                            Recitals
     Celltech Disclosure Schedules                      2.2
     Celltech Stockholders                            Preamble
     Celltech Common Stock                              1.7
     Centillion Merger                                  6.7
     Certificate of Merger                              1.2
     Certificates                                       1.9
     Class A Common Stock                               1.7
     Closing                                            1.3
     Closing Date                                       1.3
     Closing Stock                                      1.7
     Code                                               2.14
     Constituent Corporations                         Preamble
     Contracts                                          2.17
     DGCL                                               1.1
     Damages                                            9.1
     Effective Time                                     1.2
     Employee Plans                                     2.15
     Environmental Law                                  2.12
     ERISA                                              2.15
     Escrow Quarter                                     1.17
     Escrow Year                                        1.17
     Escrowed Stock                                     1.7
     Exchange Act                                       1.18
     Exchange Agent                                     1.9
     Financial Statements                               2.5
     Form S-4                                           4.5
     GAAP                                               2.5

     Governmental Entity                                 1.13
     Hazardous Substance                                 2.12
     Indemnified Party                                   9.1
     Intellectual Property Rights                        2.13
     Material Adverse Effect                             2.1
     Merger                                            Recitals
     Merger Cash                                         1.7
     Merger Stock                                        1.7
     Merger Consideration                                1.7
     Merger Sub                                        Preamble
     Minority Stockholders                             Preamble
     PASCO                                               2.11
     Person                                              1.13
     Principal Stockholder                             Preamble
     Prospectus                                          4.5
     Proxy Statement                                     1.18
     SEC                                                 1.18
     SEC Reports                                         3.6
     Securities Act                                      3.6
     Special Meeting                                     1.18
     Surviving Corporation                               1.1
     Target Revenue                                      1.17
     Tax                                                 2.14
     Tax Returns                                         2.14


                                   ARTICLE XI

                                  MISCELLANEOUS

     11.1 Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified or supplemented only by written agreement of the parties at any time prior to the Effective Time with respect to any of the terms contained herein; provided, however, that, after this Agreement is adopted by the Celltech Stockholders, no such amendment or modification shall reduce the amount or change the form of the Merger Consideration or in any way adversely affect the rights of the Celltech Stockholders without their further approval.

     11.2 Waiver of Compliance; Consents. Any failure of CTIG and Merger Sub or Celltech to comply with any obligation, covenant, agreement or condition herein may be waived only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure. Whenever this Agreement requires or permits consent by or on behalf of any party hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this
                  Section 11.2.

     11.3 Survivability; Investigations. The respective representations and warranties of the parties contained in this Agreement or in any certificates or other documents delivered prior to or at the Closing (a) shall not be deemed waived or otherwise affected by any investigation made by any party hereto and (b) subject to the time limitation on Principal Stockholder's indemnity set forth in Section 9.1 shall not survive beyond the Effective Time except for the representations, warranties and agreements set forth in Articles II, IIA and III, which shall survive the Effective Time for a period of three years, and Sections 1.6, 1.9, 1.10, 1.11, 1.12, 1.13, 1.14, 1.17,
                  4.7, 4.8 and 4.9 and Articles IX and XI, which shall survive the Effective Time and a termination of this Agreement. This
                  Section 11.3 shall have no effect upon any other obligation of any of the parties hereto, whether to be performed before or after the Closing Date.

     11.4 Reasonable Efforts. Subject to the terms and conditions herein provided, and applicable law, the parties each agree to use all commercially reasonable best efforts to take, or cause to be taken, all action, and to do, or cause to be done, all things necessary, proper and advisable under applicable laws and regulations to consummate and make effective the transactions contemplated by this Agreement.

     11.5 Notices. All notices and other communications hereunder shall be in writing and shall be delivered personally, by next-day courier or mailed by registered or certified mail (return receipt requested), first class postage prepaid, or telecopied with confirmation of receipt, to the Parties at the addresses specified below (or at such other address for a party as shall be specified by like notice; provided that notices of a change of address shall be effective only upon receipt thereof). Any such notice shall be effective upon receipt, if personally delivered or telecopied, one day after delivery to a courier for next- day delivery, or three days after mailing, if deposited in the U.S. mail, first class postage prepaid.

                  (a)  if to Company, to

                                Celltech Information Systems, Inc.
                                152 Cloverly Road
                                Grosse Pointe Farms, MI
                                Telecopy: (313) 886-2466
                                Attention:  David A. Warren, President

                       with a copy to:

                                Fouts & Moore, L.L.P
                                1300 Post Oak Boulevard
                                20th Floor
                                Houston, TX 77056-8000
                                Telecopy: (713) 986-7299
                                Attention:   Robbie Morris, Esquire

                  (b)  if to CTIG or Merger Sub, to

                                CTI Group (Holdings) Inc.
                                2550 Eisenhower Avenue
                                Norristown, PA 19403
                                Telecopy: (610) 666-7707
                                Attention: Anthony Johns

                       with a copy to:

                                Klehr, Harrison, Harvey, Branzburg & Ellers LLP 260 S. Broad Street

                                Philadelphia, PA 19102
                                Telecopy: (215) 568-6603
                                Attention:  Donald M. Millinger, Esquire

                  (c)      if to Principal Stockholder:

                                David A. Warren
                                152 Cloverly Road
                                Grosse Pointe Farms, MI 48236
                                Telecopy: (313) 886-2466

                           with a copy to:

                                Fouts & Moore, L.L.P
                                1300 Post Oak Boulevard
                                20th Floor
                                Houston, TX 77056-8000
                                Telecopy: (713) 986-7299
                                Attention:   Robbie Morris, Esquire

                  (d)      if to a Minority Stockholder:

                                Frank Scarpa
                                c/o Daller Greenberg & Dietrich
                                Valley Green Corporate Center
                                7111 Valley Green Road
                                Fort Washington, PA 19034
                                Telecopy:  (215) 836-2845
                                Attention: Edward A. Greenberg, Esquire


                                Valerie Hart
                                c/o Daller Greenberg & Dietrich

                                Valley Green Corporate Center
                                7111 Valley Green Road
                                Fort Washington, PA 19034
                                Telecopy: (215) 836-2845
                                Attention: Edward A. Greenberg, Esquire



                                Richard Donnelly
                                c/o Daller Greenberg & Dietrich
                                Valley Green Corporate Center
                                7111 Valley Green Road
                                Fort Washington, PA 19034
                                Telecopy: (215) 836-2845
                                Attention: Edward A. Greenberg, Esquire

                           with a copy to:

                                Daller Greenberg & Dietrich
                                Valley Green Corporate Center
                                7111 Valley Green Road
                                Fort Washington, PA 19034
                                Telecopy: (215) 836-2845
                                Attention: Edward A. Greenberg, Esquire

     11.6 Successor and Assigns. This Agreement and all of the provisions hereof shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. However neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties without the prior written consent of the other parties, nor is this Agreement intended to confer any rights or remedies hereunder upon any other Person.

     11.7 Governing Law. This Agreement shall be governed by the laws of the State of Delaware as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies, notwithstanding any conflict of laws, doctrines of such state or any other jurisdiction, and without the aid of any cannon, custom or rule of law requiring construction against the draftsman.

     11.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement shall become effective when each party has received counterparts signed by all of the other parties.

     11.9 Severability. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect against a party, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. Such invalidity, illegality or unenforceability shall only apply as to such party in the specific jurisdiction where such judgment shall be made.

     11.10 Interpretation. The article and section headings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties and shall not in any way affect the meaning or interpretation of this Agreement.

     11.11 Entire Agreement. This Agreement, including the schedules and exhibits hereto and the documents and instruments referred to herein and therein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and the understandings between the parties with respect to such subject matter. There are no representations, promises, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein and therein.

     11.12 Jurisdiction. Each of the parties hereto (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court in the event any dispute arises out of this Agreement or any of the transactions contemplated by this Agreement, (b) agrees that it will not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (c) agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated hereby in any court other than a federal or state court sitting in the State of Delaware.

     11.13 WAIVER OF JURY TRIAL. EACH OF CTIG, MERGER SUB, CELLTECH AND THE CELLTECH STOCKHOLDERS HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

     11.14 Class A Common Stock. Celltech and the Celltech Stockholders acknowledge that (a) as of the date hereof, CTIG has a single class of Common Stock, and (b) the Class A Common Stock to be issued to them will be created by a redesignation of such Common Stock as Class A Common Stock pursuant to amendments to CTIG's Certificate of Incorporation which will be effected in connection with the Centillion Merger.

         IN WITNESS WHEREOF, CTIG, MERGER SUB and CELLTECH have caused this Agreement to be signed by their respective duly authorized officers, and the CELLTECH STOCKHOLDERS have signed this Agreement, as of the date first above written.

                                            CTI GROUP (HOLDINGS) INC.


                                            By: _____________________________
     ---------
                                                Name:
                                                Title:

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                    [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


                                            CTI BILLING SOLUTIONS INC.


                                            By:  ______________________________
                                                 Name:
                                                 Title:


                                    CELLTECH INFORMATION SYSTEMS, INC.


                                    By:     ___________________________________
                                            David A. Warren
                                            President



     ------------------------------------------------
     David A. Warren
     Number of Shares of Celltech Common Stock Owned:2000



     ------------------------------------------------
     Frank S. Scarpa
     Number of Shares of Celltech Common Stock Owned:117.647

     ------------------------------------------------
     Valerie S. Hart
     Number of Shares of Celltech Common Stock Owned:117.647

     ------------------------------------------------
     Richard J. Donnelly
     Number of Shares of Celltech Common Stock Owned:117.647

                                   EXHIBIT "A"

                        DAVID WARREN EMPLOYMENT AGREEMENT

                              Intentionally Omitted

                                                                       ANNEX J


                            COMMUNICATIONS GROUP INC.
                     STOCK OPTION AND RESTRICTED STOCK PLAN


         The purpose of the Stock Option and Restricted Stock Plan (the "Plan") of Communications Group Inc. (the "Company") is to promote the interests of the Company by providing incentives to (i) designated officers and other employees of the Company or a Subsidiary Corporation (as defined herein),
     (ii) members of the Company's Board of Directors (the "Board") and (iii) independent contractors and consultants (who may be individuals or entities) who perform services for the Company to enable the Company to attract and retain them and to encourage them to acquire a proprietary interest, or to increase their proprietary interest, in the Company. The Company believes that the Plan will cause participants to contribute materially to the growth of the Company, thereby benefitting the Company's shareholders. For purposes of the Plan, the terms "Parent Corporation" and "Subsidiary Corporation" shall have the meanings set forth in subsections
     (e) and (f) of Section 424 of the Internal Revenue Code of 1986, as amended (the "Code").

     1.  Administration

         a. Except with respect to a Director's Grant (as hereinafter defined) granted pursuant to Section 2(b) hereof, the Plan shall be administered and interpreted by a committee of the Board (the "Committee") consisting of not less than two persons, all of whom shall be "outside directors" within the meaning of Section 162(m) of the Code and each of whom shall be a "disinterested person" as defined under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. With respect to Eligible Participants (as hereinafter defined), the Committee shall have the sole authority to determine (i) who is eligible to receive Grants (as defined in Section 2 below) under the Plan, (ii) the type, size and terms of each Grant under the Plan (subject to Section 4 below), (iii) the time when each Grant will be made and the duration of any exercise or restriction period;
     (iv) any restrictions on resale applicable to the shares to be issued or transferred pursuant to the Grant; and (v) any other matters arising under the Plan. The Committee may, if it so desires, base any of the foregoing determinations upon the recommendations of management of the Company. The Committee shall have full power and authority to administer and interpret the Plan with respect to Eligible Participants and to adopt or amend such rules, regulations, agreements and instruments as it may deem appropriate for the proper administration of the Plan. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all Eligible Participants having any interests in the Plan or in any Grants under the Plan. No person acting under this subsection shall be held liable for any action or determination made in good faith with respect to the Plan or any Grant under the Plan.

         b. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or her, or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with the Plan, unless arising out of such member's own fraud or bad faith, to the extent permitted by applicable law. Such indemnification shall be in addition to any rights of indemnification the members may have as directors or otherwise under the Articles of Incorporation or By-Laws of the Company, any agreement of shareholders or disinterested directors or otherwise.

     2.  Grants

         a. Grants to Eligible Participants. With respect to Eligible Participants, Incentives under the Plan shall consist of Incentive Stock Options (as defined in Section 5(b) below), Nonqualified Stock Options (as defined in Section 5(b) below) and Restricted Stock Grants (as defined in
     Section 6 below), (hereinafter sometimes collectively referred to as "Grants"). All Grants, except with respect to Director's Grants (as hereinafter defined) as specifically provided in Section 2(b) hereof, shall be subject to the terms and conditions set forth herein and to such other terms and conditions of any nature as long as they are not inconsistent with the Plan as the Committee deems appropriate and specifies in writing to the participant (the "Grant Letter"). The Committee shall approve the form and provisions of each Grant Letter. Grants under any section of the Plan need not be uniform as among the participants receiving the same type of Grant, and Grants under two or more sections of the Plan may be combined in one Grant Letter.

         b. Director's Grants. A member of the Board of the Company who is not an --- employee of the Company or a Subsidiary Corporation and who serves as a member of the Committee (a "Committee Member") shall be entitled to receive a Director's Grant in accordance with this Section 2(b).

                  i. Committee Members shall receive a Nonqualified Stock Option to purchase Thirty Thousand (30,000) shares of Common Stock (as hereinafter defined) of the Company at an exercise price equal to the higher of the fair market value (as defined herein) or the book value of a share of Common Stock on the date of grant, subject to adjustment as provided in
     Section 3(b) of this Plan, at the commencement of and in consideration for their service to the Company as a director (a "Director's Grant"). One-half of such Director's Grant shall vest on the first anniversary of the date of grant and one-quarter shall vest on each of the second and third anniversaries of the date of grant, provided such Committee Member is then serving as a director (the "Initial Vesting Period"). If a Committee Member is not serving as a director on the first, second or third anniversary of the date of such grant, then any such Director's Grant shall terminate as to all shares covered by the Director's Grant which have not vested. Director's Grants shall be exercisable for a period of ten years from the date of grant.

                  ii. Upon the expiration of the Initial Vesting Period, and at the commencement of each succeeding three year period, Committee Members shall be eligible to receive an additional Director's Grant, which grants shall vest in accordance with the schedule set forth in Section 2(b)(i) hereof.

                  iii. Upon the occurrence of (a) a Change In Control (as defined in Section 7 hereof or (b) a sale or exchange of assets of the Company or (c) dissolution, liquidation, merger or consolidation of the Company (in which the Company is not the surviving corporation), all restrictions imposed under any Director's Grant shall immediately lapse.

                  iv. Each Committee Member who receives a Director's Grant pursuant to this Section 2(b) shall receive a written agreement setting forth the terms and conditions of such grant including, but not limited to, the restrictions set forth in this Section 2(b) (the "Director's Grant Letter").

                  v. Except as otherwise provided in this Section 2(b), Director Grants shall be subject to the provisions of this Plan applicable to Non-Qualified Stock Options granted to other persons.

                  vi. Notwithstanding any other provision of the Plan, this
     Section 2(b) may not be amended more than once every six months, except for amendments necessary to conform the plan to changes in the provisions of the Code or the Employee Retirement Income Security Act of 1974 ("ERISA"), or the rules promulgated thereunder.

                  vii. The provisions of this Section 2(b) are intended to operate automatically and not require administration. To the extent that any administrative determinations may be required, such determination shall be made by a member or members of the Board of Directors who is/are not eligible to be granted Options under this Section 2(b), but in no event shall such determinations affect the eligibility of Committee Members, the timing of the grants or the number of shares of Common Stock subject to Restricted Stock Grants hereunder.

     3.  Shares Subject to the Plan

         a. The aggregate number of shares of the Common Stock, par value $.01 ("Common Stock"), of the Company that may be issued or transferred under the Plan is 600,000, subject to adjustment pursuant to Section 3(b) below. Such shares may be authorized but unissued shares or reacquired shares. If and to the extent that options granted under the Plan terminate, expire or are canceled without having been exercised (including shares cancelled as part of an exchange of Grants), or if any shares of restricted stock are forfeited, the shares subject to such Grant or of such restricted stock shall again be available for subsequent Grants under the Plan.

         b. If any change is made to the Common Stock (whether by reason of merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination of shares, or exchange of shares or any other change in capital structure made without receipt of consideration), then unless such event or change results in the termination of all outstanding

     Grants and Director's Grants under the Plan, the Committee shall preserve the value of the outstanding Grants and Director's Grants by adjusting the maximum number and class of shares issuable under the Plan to reflect the effect of such event or change in the Company's capital structure, and by making appropriate adjustments to the number and class of shares, the exercise price of each outstanding option and otherwise, except that any fractional shares resulting from such adjustments shall be eliminated by rounding any portion of a share equal to .500 or greater up, and any portion of a share equal to less than .500 down, in each case to the nearest whole number.

     4.  Eligibility for Participation

         Committee Members, Officers and other employees of the Company or a Subsidiary Corporation and independent contractors and consultants who perform services for the Company (hereinafter referred to individually as an "Eligible Participant" and collectively as "Eligible Participants") shall be eligible to participate in the Plan. Only Eligible Participants who are officers or other employees of the Company or a Subsidiary Corporation shall be eligible to receive Incentive Stock Options. All Eligible Participants shall be eligible to receive Nonqualified Stock Options and Restricted Stock Grants. The Committee shall select from among the Eligible Participants those who will receive Grants (such Eligible Participants and Committee Members who receive Director's Grants pursuant to Section 2(b) hereof are hereinafter sometimes collectively referred to as the "Grantees") and, except in the case of a Director's Grant made pursuant to Section 2(b) hereof, the Committee shall determine the number of shares of Common Stock subject to each Grant; provided, however, that the maximum number of shares of Common Stock which may be subject to Grants awarded to any Grantee shall not exceed 600,000. The Committee may, if it so desires, base any such selections or determinations upon the recommendations of management of the Company. Nothing contained in the Plan shall be construed to limit in any manner whatsoever the right of the Company to grant rights or options to acquire Common Stock or awards of Common Stock otherwise than pursuant to the Plan.

     5.  Stock Options to Eligible Participants

         a. Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be subject to each option.

         b. Type of Option and Option Price.

                  (1) The Committee may grant options qualifying as incentive stock options within the meaning of Section 422 of the Code ("Incentive Stock Options") and other stock options ("Nonqualified Stock Options"), in accordance with the terms and conditions set forth herein, or may grant any combination of Incentive Stock Options and Nonqualified Stock Options (hereinafter referred to collectively as "Stock Options"). The option price per share of an Incentive Stock Option shall be the higher of the Fair Market Value or the book value of a share of Common Stock on the date: of grant. If the Grantee of an Incentive Stock

     Option owns Common Stock (as determined under section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or a Parent Corporation or Subsidiary Corporation, the option price per share in the case of an Incentive Stock Option shall not be less than 110% of the fair market value of a share of Common Stock on the date of grant and such option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

                  (2) For all valuation purposes under the Plan, the fair market value of a share of Common Stock shall be determined in accordance with the following provisions:

                           (a) If the Common Stock is not at the time listed or
                  admitted to trading on any stock exchange but is traded in the over-the-counter market (but not on the Nasdaq National Market segment of The Nasdaq Stock Market), the fair market value shall be the mean between the last reported bid and asked prices of one share of Common Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through its Nasdaq system or any successor system. If there are no reported bid and asked prices on the date in question, then the mean between the last reported bid and asked prices on the next preceding date for which such quotations exist shall be determinative of fair market value. If the Common Stock is traded over-thecounter on the Nasdaq National Market segment of The Nasdaq Stock Market, the fair market value shall be the closing selling price of one share of Common Stock on the date in question as such price is reported by the National Association of Securities Dealers, Inc. through such system or any successor system. If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the next preceding date for which such quotation exists shall be determinative of fair market value.

                           (b) If the Common Stock is at the time listed or
                  admitted to trading on any stock exchange, then the fair market value shall be the closing selling price of one share of Common Stock on the date in question on the stock exchange determined by the Committee to be the primary market for the Common Stock, as such prices are officially quoted on such exchange. If there is no reported closing selling price of Common Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the next preceding date for which such quotation exists.

                           (c) If the Common Stock is at the time neither listed
                  nor admitted to trading on any stock exchange nor traded in the over-the-counter market (or, the Committee determines that the value as determined pursuant to Section 5(b)(2)(A) or (B) above does not reflect fair market value), then the Committee shall determine fair market value after taking into account such factors as it deems appropriate.

         c. Exercise Period. The Committee shall determine the option exercise period of each Stock Option. The exercise period shall not exceed ten years from the date of grant. Notwithstanding any determinations by the Committee regarding the exercise period of any Stock Option, all outstanding Stock Options shall be immediately exercisable upon a Change of Control of the Company (as defined in Section 7 below).

         d. Vesting of Options and Restrictions on Shares. The vesting period for Stock Options shall commence on the date of grant and shall end on the date or dates, determined by the Committee, that shall be specified in the Grant Letter. The Committee may impose upon the shares of Common Stock issuable upon the exercise of a Stock Option such restrictions as it deems appropriate and specifies in the Grant Letter. During any period in which such restrictions apply a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock issued upon exercise of such stock options except to a successor Grantee pursuant to Section 7 hereof and the Committee, in such circumstances as it deems equitable, may determine that all such restrictions shall lapse. Notwithstanding any other provision of the Plan, all outstanding Stock Options shall become immediately exercisable upon a Change of Control of the Company (as, defined in Section 7 below).

         e. Manner of Exercise. A Grantee may exercise a Stock Option by delivering a duly completed notice of exercise to the Committee, together with payment of the option price. Such notice may include instructions authorizing the Company to deliver the certificates representing the shares of Common Stock issuable upon the exercise of such Stock Option to any designated registered broker or dealer ("Designated Broker"). Such instructions shall designate the account into which the shares are to be deposited. The Grantee may tender such notice of exercise, which has been properly executed by the Grantee, and the aforementioned delivery instructions to any Designated Broker.

         f. Termination of Employment, Disability or Death.

                  (1) If a Grantee who is an employee ceases to be an employee (in the case of an Incentive Stock Option) or ceases to be an Eligible Participant (in the case of a Nonqualified Stock Option) for any reason (other than, in the case of an individual, the death of such individual) any Stock Option which is otherwise exercisable by the Grantee shall terminate unless exercised within three months after the date on which the Grantee ceases to be an employee or an Eligible Participant, as the case may be (or in the case of Non- Qualified Stock Options within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter), but in any event no later than the date of expiration of the option exercise period, except that in the case of an individual Grantee who is disabled within the meaning of Section 22(e)(3) of the Code, such period shall be one year rather than three months (or in the case of Non-Qualified Stock Options within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter).

                  (2) In the event of the death of an individual Grantee while he or she is an Eligible Participant or within not more than three months after the date on which the

     Grantee ceases to be an Eligible Participant (or within such other period of time, which may be longer or shorter than three months, as may be specified in the Grant Letter), any Stock Option which was otherwise exercisable by the Grantee at the date of death may be exercised by the Grantee's personal representative at any time prior to the expiration of one year from the date of death, but in any event no later than the date of expiration of the option exercise period.

         g. Satisfaction of Option Price. The Grantee shall pay the option price in full at the time of exercise in cash, or, with the consent of the Committee in its sole discretion, by delivering shares of Common Stock already owned by the Grantee and having a fair market value on the date of exercise equal to the option price or a combination of cash and shares of Common Stock. The Grantee shall also pay the amount of withholding tax due, if any, at the time of exercise. Shares of Common Stock shall not be issued or transferred upon any purported exercise of a Stock Option until the option price and the withholding obligation are fully paid.

         h. Limits on Incentive Stock Options. Each Option Grant of an Incentive Stock Option shall provide that:

                  (1) the Stock Option is not transferable by the Grantee, except, in the case of an individual Grantee, by will or the laws of descent and distribution;

                  (2) the Stock Option is exercisable only by the Grantee, except as otherwise provided herein or in the Grant Letter in the event of the death of an individual Grantee;

                  (3) the aggregate fair market value of the Common Stock determined as of the date of the Grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year under the Plan and under any other stock option plan of the Company shall not exceed $100,000; and

                  (4) unless the Grantee could otherwise transfer Common Stock issued pursuant to the Stock Option without incurring liability under
     Section 16(b) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), at least six months must elapse from the date of acquisition of the Stock Option until the date of disposition of the Common Stock issued upon exercise thereof.

     6.  Restricted Stock Grants

              The Committee may issue shares of Common Stock to an Eligible Participant pursuant to an incentive or long range compensation plan, program or contract approved by the Committee (a "Restricted Stock Grant"). The following provisions are applicable to Restricted Stock Grants:

         a. General Requirements. Shares of Common Stock issued pursuant to Restricted Stock Grants will be issued in consideration for cash or services rendered having a value, as determined by the Board, at least equal to the par value thereof. All conditions and restrictions imposed under each Restricted Stock Grant, and the period of years during which the Restricted Stock Grant will remain subject to such restrictions, shall be set forth in the Grant Letter and designated therein as the "Restriction Period." All restrictions imposed under any Restricted Stock Grant shall lapse on such date or dates as the Committee may approve until the restrictions have lapsed as to 100% of the shares, except that upon a Change of Control of the Company, all restrictions on the transfer of the shares which have not been forfeited prior to such date shall lapse. In addition, the Committee, in circumstances that it deems equitable, may determine as to any or all Restricted Stock Grants, that all the restrictions shall lapse, notwithstanding any Restriction Period.

         b. Number of Shares. The Committee, in its sole discretion, shall determine the number of shares of Common Stock that will be granted in each Restricted Stock Grant.

         c. Requirement of Relationship with Company. If the Grantee's relationship with the Company (as an employee, independent contractor or consultant, as the case may be) terminates during the period designated in the Grant Letter as the Restriction Period, the Restricted Stock Grant shall terminate as to all shares covered by the Grant as to which restrictions on transfer have not lapsed, and such shares shall be immediately returned to the Company. The Committee may, in its sole discretion, provide for complete or partial exceptions to the provisions of this Section 6(c).

         d. Restrictions on Transfer and Legend on Stock Certificate. During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of Common Stock to which such Restriction Period applies except to a Successor Grantee pursuant to Section 7 below. Each certificate representing a share of Common Stock issued or transferred under a Restricted Stock Grant shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate or certificates representing any such shares as to which all restrictions have lapsed.

     7.  Transferability of Options and Grants

         Only a Grantee or Committee Member (or, in the case of an individual Grantee and a Committee Member, his or her authorized legal representative on behalf of Grantee or Committee Member) may exercise rights under a Grant or a Director's Grant. No individual Grantee or Committee Member may transfer those rights except by will or by the laws of descent and distribution or, in the case of a Grant other than an Incentive Stock Option and to the extent permitted under Rule 16b-3 of the Exchange Act and by the Committee in its sole discretion, (a) pursuant to a qualified domestic relations order as defined under the Code or Title I of ERISA or the rules thereunder and (b) to a trust for the benefit of a member of the Grantee's immediate family. Upon the death of an individual Grantee or Committee Member, the personal representative or other person entitled to succeed to the rights of the Grantee or Committee Member ("Successor Grantee") may exercise such rights. A Successor Grantee shall furnish proof satisfactory to the Company of such person's right to receive the Grant or the Director's Grant under the Grantee's will or under the applicable laws of descent and distribution.

     8.  Change of Control of the Company

         As used herein, a "Change of Control" shall be deemed to have occurred when (a) any "person" (as such term is used in Section 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner", directly or indirectly, of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities or
     (b) the Company becomes a subsidiary of another corporation or is merged or consolidated into another corporation or if substantially all of its assets shall have been sold to an unaffiliated party or parties unless thereafter
     (1) directors of the Company immediately prior thereto continue to constitute at least fifty (50%) percent of the directors of the surviving entity or purchaser or (2) the Company's securities continue to represent, or are converted into securities which represent, more than seventy (70%) percent of the combined voting power of the surviving entity or purchaser, or (c) fifty (50%) percent or more of the Board is comprised of persons who were not nominated by the Board for election as directors, or (d) the Board adopts a plan of complete liquidation of the Company.

     9.  Certain Corporate Changes

         a. Sale or Exchange of Assets, Dissolution or Liquidation or Merger or Consolidation Where the Company Does Not Survive. If all or substantially all of the assets of the Company are to be sold or exchanged, the Company is to be dissolved or liquidated, or the Company is a party to a merger or consolidation with another corporation in which the Company will not be the surviving corporation, then, at least ten days prior to the effective date of such event, the Company shall give each Grantee with any outstanding Grants (including Director's Grants) written notice of such event. Each such Grantee shall thereupon have the right to exercise in full any installments of such Grants (including Director's Grants) not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants (including Director's Grants), within ten days after such written notice is sent by the Company. Any installments of such Grants (including Director's Grants) not so exercised shall thereafter lapse and be of no further force or effect.

         b. Merger or Consolidation Where the Company Survives. If the Company is a party to a merger or consolidation in which the Company will be the surviving corporation, then the Committee may, in its sole discretion, elect to give each Grantee with any outstanding Grants (including Director's Grants) written notice of such event. If such notice is given, each such Grantee shall thereupon have the right to exercise in full any installments of such Grants (including Director's Grants) not previously exercised (whether or not the right to exercise such installments has accrued pursuant to such Grants (including Director's

     Grants), within ten days after such written notice is sent by the Company. Any installments of such Grants (including Director's Grants) not so exercised shall thereafter lapse and be of no further force or effect.

     10. Shareholder Approval

         This Plan is subject to and no Options shall be exercisable hereunder until after approval by holders of a majority of the shares of the stock of the Company present or represented by a proxy in a separate vote at a duly held meeting of the shareholders of the Company within twelve months after the date of the adoption of the Plan by the Board. If the Plan is not so approved by shareholders, the Plan and all Stock Options and Restricted Stock Grants, including Director's Grants, hereunder shall terminate and be of no force or effect.

     11. Amendment and Termination of the Plan

         a. Amendment. Subject to the provisions of Section 2(b)(ii) hereof, the Board may amend or terminate the Plan at any time; provided that the approval of the shareholders of the Company shall be required in respect of any amendment that (A) materially increases the benefits accruing to Eligible Participants under the Plan, (B) increases the aggregate number of shares of Common Stock that may be issued or transferred under the Plan (other than by operation of Section 3(b) above), (C) materially modifies the requirements as to eligibility for participation in the Plan; or (D) modifies the provisions for determining the fair market value of a share of Common Stock.

         b. Termination of Plan. The Plan shall terminate on January 11, 2005 (as set forth in Section 19 below) unless earlier terminated by the Board or unless extended by the Board with the approval of the shareholders.

         c. Termination and Amendment of Outstanding Grants. A termination or amendment of the Plan that occurs after a Grant (including Director's Grant) is made shall not result in the termination or amendment of such Grant (including Director's Grant) unless the Grantee or the Committee Member, as the case may be, consents or unless the Committee acts under
     Section 17(b) below. The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under Section 17(b) below or may be amended by agreement of the Company and the Grantee which is consistent with the Plan.

         d. Employees in Foreign Countries. The Board shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Subsidiaries may operate to assure the viability of benefits from Grants made to participants employed in such countries and to meet the objectives of the Plan.

     12. Rights of Eligible Participants

         Nothing in the Plan shall entitle any Eligible Participant or other person to any claim or right to any Grant under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Eligible Participant, Committee Member or Grantee any rights to be retained by the Company in any capacity, whether as an employee, member of the Board, independent contractor, consultant or otherwise.

     13. Withholding of Taxes

         The Company shall have the right to require a Grantee or Committee Member to pay to the Company the amount of any taxes which the Company is required to withhold in respect of an Option Grant or Restricted Stock Grant or to take whatever action it deems necessary to protect the interests of the Company in respect of such tax liabilities, including, without limitation, withholding a portion of the shares of Common Stock otherwise deliverable pursuant to the Plan. The Company's obligation to issue or transfer shares of Common Stock upon the exercise of a Stock Option or the acceptance of a Restricted Stock Grant shall be conditioned upon the Grantee's or Committee Member's compliance with the requirements of this section to the satisfaction of the Committee.

     14. Agreements vAth Grantees and Committee Members

         Each Option Grant made under the Plan shall be evidenced by a Grant Letter containing such terms and conditions as the Committee shall approve. Each Restricted Stock Grant shall be evidenced by a Grant Letter containing the restrictions imposed upon such grant, including but not limited to, restrictions imposed by federal and state securities laws.

     15. Requirements for Issuance of Shares

         No Common Stock shall be issued or transferred under the Plan unless and until all applicable legal requirements have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Stock Option or Restricted Stock Grant on the Grantee's undertaking in writing to comply with such restrictions on any subsequent disposition of the shares of Common Stock issued or transferred thereunder as the Committee shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

     16. Headings

         The section headings of the Plan are for reference only. In the event of a conflict between a section heading and the content of a section of the Plan, the content of the section shall control.

     17. Effective Date of the Plan

         The Plan shall be effective as of January 11, 1995, subject to the approval of the Company's shareholders within 12 months after such effective date.

     18. Miscellaneous

         a. Substitute Grants. The Committee may make a Grant to an employee, or an independent contractor or consultant of another corporation, if such person shall become an Eligible Participant by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or a Subsidiary Corporation and such other corporation. Any such Grant shall be made in substitution for a stock option or restricted stock grant granted by the other corporation ("Substituted Stock Incentives"), but the terms and conditions of the substitute Grant may vary from the terms and conditions required by the Plan and from those of the Substituted Stock Incentives. The Committee shall prescribe the provisions of the substitute Grants.

         b. Compliance with Law. The Plan, the exercise of Grants and the obligations of the Company to issue or transfer shares of Common Stock under Grants shall be subject to all applicable laws and required approvals by any governmental or regulatory agencies. The Committee (or in the case of Director's Grants, the Board of Directors) may revoke any Grant if it is contrary to law or modify any Grant to bring it into compliance with any valid and mandatory government regulations. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this section.

         c. Ownership of Stock. A Grantee or Successor Grantee shall have no rights as a shareholder with respect to any shares of Common Stock covered by a Grant or Director's Grant until the shares are issued or transferred to the Grantee or Successor Grantee on the stock transfer records of the Company.

                            CTI Group (Holdings) Inc.

                                      PROXY

              Solicited on Behalf of the Board of Directors for the
                  Special Meeting of Stockholders to be held on
                    ________________, 2000, ________________,
                         local time at ________________.


         The undersigned hereby appoints Mary Ann Davis and Bonnie Yost, and each of them, with full power of substitution, proxies to represent the undersigned at the special meeting of stockholders of CTI Group (Holdings) Inc.("CTIG") to be held ____________________, 2000, _______, local time, and at any adjournments or postponements thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, as follows. The Board of Directors recommends that you vote FOR the following proposals:

         1. To approve and adopt a Merger Agreement by and between CTIG and Centillion Data Systems, Inc.

                  |_|    FOR           |_|    AGAINST         |_|    ABSTAIN

         2. To approve and adopt a Merger Agreement whereby Celltech Information Systems, Inc. will be merged with, and into CTI Billing Solutions Inc., a wholly-owned subsidiary of CTIG.

                  |_|    FOR           |_|    AGAINST         |_|    ABSTAIN

         3. To approve and adopt amendments to CTIG's Certificate of Incorporation to redesignate its current common stock as Class A Common Stock, create a new Class B Common Stock and restructure and designate CTIG's post-merger Board of Directors.

                  |_|    FOR           |_|    AGAINST         |_|    ABSTAIN

         4. To approve and adopt an amendment tot he CTIG Stock Option and Restricted Stock Plan to enable CTIG to authorize additional options.

                  |_|    FOR           |_|    AGAINST         |_|    ABSTAIN

         5. In their discretion to act upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

The Board of Directors of CTIG Group (Holdings) Inc. recommends a vote for the approval of each proposal.

         The proxy holders will vote the shares represented by this proxy in the manner indicated on the reverse side hereof. Unless a contrary direction is indicated, the proxy holders will FOR approval of each of the stated proposals and at the discretion of the proxy holders as to any other matter related to the proposals that may properly come before the special meeting.

         The undersigned hereby acknowledges notification of the special meeting and receipt of the proxy statement dated ______________, 2000, relating to the special meeting.


                                        ______________________________________
                                                      Signature


                                        ______________________________________
                                                      Signature

                                        Dated                         , 2000
                                        In case of joint owners, each joint
                                        owner must sign, if signing for a
                                        corporation or partnership or as agent,
                                        attorney or fiduciary, indicate the
                                        capacity in which you are signing.


             PLEASE MARK, DATE, AND SIGN YOUR NAME AS IT APPEARS ON
                 THIS CARD AND RETURN IN THE ENCLOSED ENVELOPE.

                          Centillion Data Systems, Inc.

                                      PROXY

              Solicited on Behalf of the Board of Directors for the
                  Special Meeting of Stockholders to be held on
                    ________________, 2000, ________________,
                         local time at ________________.


         The undersigned hereby appoints Cornelius M. Alig with full power of substitution, proxy to represent the undersigned at the special meeting of stockholders of Centillion Data Systems, Inc. to be held , 2000 and at any adjournments or postponements thereof and thereat to vote all of the shares of stock which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, as follows. The Board of Directors recommends that you vote FOR the following proposal:

         1. To approve and adopt the Agreement and Plan Merger by and between CTIG and Centillion Data Systems, Inc., dated February 3, 2000, whereby Centillion will be merged with, and into CTI Group (Holdings) Inc.

                  |_|    FOR            |_|    AGAINST         |_|    ABSTAIN

         2. In their discretion to act upon such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

The Board of Directors of Centillion Data Systems, Inc. recommends a vote for the approval of the proposal.

         The proxy holders will vote the shares represented by this proxy in the manner indicated on the reverse side hereof. Unless a contrary direction is indicated, the proxy holders will vote FOR approval of the stated proposal, and at the discretion of the proxy holder as to any other matter related to the proposal that may properly come before the special meeting.

         The undersigned hereby acknowledges notification of the special meeting and receipt of the proxy statement dated 2000, relating to the special meeting.


                                        ______________________________________
                                                      Signature


                                        ______________________________________
                                                      Signature

                                        Dated                         , 2000
                                        In case of joint owners, each joint
                                        owner must sign, if signing for a
                                        corporation or partnership or as agent,
                                        attorney or fiduciary, indicate the
                                        capacity in which you are signing.



             PLEASE MARK, DATE, AND SIGN YOUR NAME AS IT APPEARS ON
                 THIS CARD AND RETURN IN THE ENCLOSED ENVELOPE.